UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  July 31

Date of reporting period:  January 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SemiAnnual Report
January 31, 2020
Columbia Floating Rate Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Floating Rate Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Floating Rate Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital.
Portfolio management
Ronald Launsbach, CFA
Lead Portfolio Manager
Managed Fund since 2012
Vesa Tontti
Co-Portfolio Manager
Managed Fund since February 2019
Average annual total returns (%) (for the period ended January 31, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/16/06	2.03	5.53	4.12	4.73
	Including sales charges		-1.06	2.41	3.48	4.41
Advisor Class*		02/28/13	2.15	5.79	4.38	4.91
Class C	Excluding sales charges	02/16/06	1.76	4.86	3.37	3.96
	Including sales charges		0.76	3.86	3.37	3.96
Institutional Class*		09/27/10	2.15	5.79	4.38	4.97
Institutional 2 Class		08/01/08	2.28	5.82	4.44	5.07
Institutional 3 Class*		06/01/15	2.20	5.87	4.45	4.89
Class R*		09/27/10	1.90	5.26	3.86	4.48
Credit Suisse Leveraged Loan Index			2.36	6.30	4.59	5.05
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Floating Rate Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at January 31, 2020)
Common Stocks	1.7
Corporate Bonds & Notes	2.9
Exchange-Traded Fixed Income Funds	0.8
Money Market Funds	4.0
Senior Loans	90.4
Warrants	0.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at January 31, 2020)
BBB rating	6.2
BB rating	34.7
B rating	52.4
CCC rating	5.4
D rating	0.2
Not rated	1.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating assigned by Moody’s, as available. If Moody’s doesn’t rate a bond, then the S&P rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral. Additionally, the Investment Manager considers the interest rate to be paid on the investment, the portfolio’s exposure to a particular sector, and the relative value of the loan within the sector, among other factors.

4	Columbia Floating Rate Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2019 — January 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,020.30	1,019.96	5.23	5.23	1.03
Advisor Class	1,000.00	1,000.00	1,021.50	1,021.22	3.96	3.96	0.78
Class C	1,000.00	1,000.00	1,017.60	1,016.19	9.03	9.02	1.78
Institutional Class	1,000.00	1,000.00	1,021.50	1,021.22	3.96	3.96	0.78
Institutional 2 Class	1,000.00	1,000.00	1,022.80	1,021.42	3.76	3.76	0.74
Institutional 3 Class	1,000.00	1,000.00	1,022.00	1,021.67	3.51	3.51	0.69
Class R	1,000.00	1,000.00	1,019.00	1,018.70	6.50	6.50	1.28
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Floating Rate Fund | Semiannual Report 2020	5

Portfolio of Investments
January 31, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 1.8%
Issuer	Shares	Value ($)
Communication Services 0.7%
Diversified Telecommunication Services 0.0%
Cincinnati Bell, Inc.(a)	9,438	129,395
Entertainment 0.6%
MGM Holdings II, Inc.(a)	53,207	4,646,754
Media 0.1%
Clear Channel Outdoor Holdings, Inc.(a)	198,952	543,139
Cumulus Media, Inc., Class A(a)	28,485	398,790
Star Tribune Co. (The)(a),(b),(c)	1,098	—
Tribune Publishing Co.	4,413	55,427
Total		997,356
Total Communication Services		5,773,505
Consumer Discretionary 0.1%
Auto Components 0.1%
Aptiv PLC	11,178	947,783
Dayco/Mark IV(a)	2,545	29,691
Delphi Technologies PLC(a)	3,726	57,157
Total		1,034,631
Diversified Consumer Services 0.0%
Houghton Mifflin Harcourt Co.(a)	18,619	102,777
Specialty Retail 0.0%
David’s Bridal, Inc.(a),(c)	27,409	1,507
Total Consumer Discretionary		1,138,915
Energy 0.4%
Energy Equipment & Services 0.2%
Fieldwood Energy LLC(a)	68,952	1,402,760
Oil, Gas & Consumable Fuels 0.2%
Southcross Energy Partners LLC(c)	107,918	40,469
Southcross Energy Partners LLC, Class A(c)	2,041,444	1,663,777
Total		1,704,246
Total Energy		3,107,006
Financials —%
Capital Markets —%
RCS Capital Corp., Class B(a),(b),(c)	6,880	0
Total Financials		0
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 0.1%
Software 0.1%
Avaya Holdings Corp.(a)	80,629	1,029,632
Total Information Technology		1,029,632
Materials 0.3%
Chemicals 0.2%
LyondellBasell Industries NV, Class A	21,977	1,711,129
Metals & Mining 0.1%
Aleris International, Inc.(a)	16,833	357,701
Total Materials		2,068,830
Utilities 0.2%
Independent Power and Renewable Electricity Producers 0.2%
Vistra Energy Corp	80,843	1,820,584
Vistra Energy Corp.(a)	105,843	109,389
Total		1,929,973
Total Utilities		1,929,973
Total Common Stocks (Cost $12,543,391)		15,047,861

Corporate Bonds & Notes 2.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.6%
American Airlines Group, Inc.(d)
06/01/2022	5.000%	5,000,000	5,197,725
Building Materials 0.2%
Core & Main LP(d)
08/15/2025	6.125%	1,296,000	1,334,753
Health Care 0.3%
Tenet Healthcare Corp.(d)
09/01/2024	4.625%	2,516,000	2,607,408
Media and Entertainment 0.9%
Cumulus Media New Holdings, Inc.(d)
07/01/2026	6.750%	916,000	965,788
Diamond Sports Group LLC/Finance Co.(d)
08/15/2026	5.375%	2,591,000	2,582,834
iHeartCommunications, Inc.
05/01/2026	6.375%	478,473	518,067
05/01/2027	8.375%	867,232	943,728
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Floating Rate Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Univision Communications, Inc.(d)
02/15/2025	5.125%	3,000,000	2,994,706
Total			8,005,123
Paper 0.1%
Rayonier AM Products, Inc.(d)
06/01/2024	5.500%	1,060,000	822,139
Technology 0.8%
CommScope Finance LLC(d)
03/01/2024	5.500%	1,178,000	1,208,617
Dell International LLC/EMC Corp.(d)
06/15/2023	5.450%	2,325,000	2,546,435
Dun & Bradstreet Corp. (The)(d)
08/15/2026	6.875%	1,645,000	1,805,462
Veritas US, Inc./Bermuda Ltd.(d)
02/01/2023	7.500%	1,000,000	992,063
Total			6,552,577
Total Corporate Bonds & Notes (Cost $23,713,784)			24,519,725

Exchange-Traded Fixed Income Funds 0.8%
	Shares	Value ($)
Floating Rate 0.8%
First Trust Senior Loan ETF	25,000	1,199,250
Invesco Senior Loan ETF	50,000	1,130,500
SPDR Blackstone/GSO Senior Loan ETF	100,000	4,650,000
Total		6,979,750
Total Exchange-Traded Fixed Income Funds (Cost $6,932,750)		6,979,750

Senior Loans 90.9%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.8%
Doncasters US Finance LLC(e),(f)
Tranche B Term Loan
04/09/2020	0.000%	2,030,346	1,695,339
TransDigm, Inc.(e),(g)
Tranche E Term Loan
3-month USD LIBOR + 2.500% 05/30/2025	4.145%	1,670,066	1,668,396
Tranche F Term Loan
3-month USD LIBOR + 2.500% 06/09/2023	4.145%	3,812,207	3,807,441
Total			7,171,176
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.8%
American Airlines, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 1.750% 06/27/2025	3.411%	1,747,626	1,730,150
Kestrel Bidco, Inc./WestJet Airlines(e),(g)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/11/2026	4.684%	1,850,000	1,860,286
United AirLines, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 1.750% 04/01/2024	3.395%	3,374,131	3,374,131
Total			6,964,567
Automotive 1.0%
Dayco Products LLC/Mark IV Industries, Inc.(c),(e),(g)
Term Loan
3-month USD LIBOR + 4.250% 05/19/2023	6.159%	3,144,375	2,798,494
Navistar, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/06/2024	5.170%	3,711,595	3,714,379
Panther BF Aggregator 2 LP(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 04/30/2026	5.160%	1,745,625	1,755,662
Total			8,268,535
Brokerage/Asset Managers/Exchanges 0.5%
Blackstone CQP Holdco LP(e),(g)
Term Loan
3-month USD LIBOR + 3.500% 09/30/2024	5.408%	3,489,981	3,487,085
Jefferies Finance LLC(e),(g),(h)
Term Loan
3-month USD LIBOR + 3.250% 06/03/2026		725,000	723,412
Total			4,210,497
Building Materials 2.7%
Apex Tool Group LLC(e),(g)
Term Loan
3-month USD LIBOR + 5.500% Floor 1.250% 08/01/2024	7.145%	2,360,585	2,327,136

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
APi Group, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 2.500% 10/01/2026	4.145%	925,000	928,469
Covia Holdings Corp.(e),(g)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 06/01/2025	5.874%	2,147,812	1,715,028
HD Supply, Inc.(e),(g)
Tranche B5 Term Loan
3-month USD LIBOR + 1.750% 10/17/2023	3.395%	3,814,322	3,830,189
Ply Gem Midco, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 3.750% 04/12/2025	5.434%	2,339,061	2,328,839
QUIKRETE Holdings, Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 2.500% 02/01/2027	4.145%	4,380,795	4,380,795
US Silica Co.(e),(g)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 05/01/2025	5.688%	4,411,110	3,881,776
Wilsonart LLC(e),(g)
Tranche D Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/19/2023	5.200%	3,300,842	3,295,330
Total			22,687,562
Cable and Satellite 2.9%
Charter Communications Operating LLC/Safari LLC(e),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 02/01/2027	3.400%	3,594,292	3,607,124
Cogeco Communications (U.S.A.) II LP(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 01/03/2025	3.895%	1,945,126	1,945,788
CSC Holdings LLC(e),(g)
Term Loan
3-month USD LIBOR + 2.250% 07/17/2025	3.926%	2,436,345	2,438,074
3-month USD LIBOR + 2.250% 01/15/2026	3.926%	1,980,000	1,981,861
3-month USD LIBOR + 2.500% 04/15/2027	4.176%	997,500	999,684
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Iridium Communications(e),(g)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 11/04/2026	5.395%	1,525,000	1,533,891
MCC Iowa LLC(e),(g)
Tranche M Term Loan
3-month USD LIBOR + 2.000% 01/15/2025	3.570%	3,439,810	3,457,009
Telesat Canada(e),(g)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 12/07/2026	4.630%	4,650,000	4,666,275
Virgin Media Bristol LLC(e),(g)
Term Loan
3-month USD LIBOR + 2.500% 01/31/2028	4.176%	4,200,000	4,198,950
Total			24,828,656
Chemicals 7.2%
Aruba Investments, Inc./ANGUS Chemical Co.(e),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 02/02/2022	4.895%	2,417,722	2,416,222
Ascend Performance Materials Operations LLC(e),(g)
Term Loan
3-month USD LIBOR + 5.250% Floor 1.000% 08/27/2026	7.195%	1,546,125	1,553,856
Axalta Coating Systems Dutch Holding BBV/U.S. Holdings, Inc.(e),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/01/2024	3.695%	1,837,008	1,835,098
Chemours Co. (The)(e),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	3.400%	5,861,940	5,632,328
ColourOz Investment 1 GmbH(e),(g)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/07/2021	4.801%	578,429	506,577
ColourOz Investment 2 LLC(e),(g)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/07/2021	4.801%	3,499,023	3,064,374

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Floating Rate Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Flint Group GMBH(e),(g)
Tranche B8 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 09/07/2021	4.801%	802,312	702,649
Hexion, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 3.500% 07/01/2026	5.410%	845,750	851,036
Ineos US Finance LLC(e),(g)
Term Loan
3-month USD LIBOR + 2.000% 04/01/2024	3.645%	3,072,189	3,067,058
Invictus U.S. Newco LLC/SK Intermediate II SARL(e),(g)
2nd Lien Term Loan
3-month USD LIBOR + 6.750% 03/30/2026	8.529%	1,575,000	1,425,375
Kraton Polymers LLC(e),(g)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/08/2025	4.145%	3,126,219	3,122,311
LTI Holdings, Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 09/06/2025	5.145%	2,073,750	1,901,380
Messer Industries GmbH(e),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 03/01/2026	4.445%	4,962,500	4,962,500
Minerals Technologies, Inc.(e),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 02/14/2024	3.958%	2,440,419	2,444,226
Momentive Performance Materials, Inc.(c),(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/15/2024	4.900%	1,161,165	1,164,068
Nouryon Finance BV/AkzoNobel(e),(g)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	4.949%	3,868,617	3,863,782
Omnova Solutions, Inc.(e),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 08/25/2023	4.895%	1,386,473	1,386,182
PQ Corp.(e),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 02/08/2025	4.277%	1,757,086	1,757,402
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Ravago Holdings America, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 2.750% 07/13/2023	4.400%	893,505	895,185
Schenectady International Group, Inc.(c),(e),(g)
Term Loan
3-month USD LIBOR + 4.750% 10/15/2025	6.625%	3,267,000	3,246,581
Solenis Holdings LLC(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 06/26/2025	5.909%	3,506,488	3,479,103
2nd Lien Term Loan
3-month USD LIBOR + 8.500% 06/26/2026	10.409%	1,000,000	952,500
Trinseo Materials Operating SCA(e),(g)
Term Loan
3-month USD LIBOR + 2.000% 09/06/2024	3.645%	1,915,799	1,917,714
Tronox Finance LLC(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 2.750% 09/23/2024	4.519%	2,108,040	2,107,702
Univar U.S.A., Inc.(e),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 07/01/2024	3.895%	2,963,870	2,968,494
Tranche B5 Term Loan
3-month USD LIBOR + 2.000% 07/01/2026	3.645%	800,000	802,832
Vantage Specialty Chemicals, Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 10/28/2024	0.000%	987,406	941,491
2nd Lien Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 10/27/2025	10.159%	2,400,000	2,076,000
Total			61,044,026
Construction Machinery 1.5%
Columbus McKinnon Corp.(e),(g)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 01/31/2024	4.445%	2,048,581	2,051,142
Douglas Dynamics LLC(e),(g)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/31/2021	4.650%	1,053,721	1,053,068

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
DXP Enterprises, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 08/29/2023	6.395%	2,956,938	2,961,876
North American Lifting Holdings, Inc./TNT Crane & Rigging, Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 11/27/2020	6.445%	2,339,063	2,088,338
United Rentals, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 1.750% 10/31/2025	3.395%	2,468,750	2,478,452
Vertiv Group Corp.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 11/30/2023	5.645%	2,512,931	2,508,735
Total			13,141,611
Consumer Cyclical Services 3.7%
Cushman & Wakefield U.S. Borrower LLC(e),(g)
Term Loan
1-month USD LIBOR + 2.750% 08/21/2025	4.400%	3,406,875	3,421,354
Prime Security Services Borrower LLC/Protection 1 Security Solutions(e),(g)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 09/23/2026	5.013%	3,511,187	3,511,187
ServiceMaster Co., LLC (The)(e),(g)
Tranche D Term Loan
3-month USD LIBOR + 1.750% 11/05/2026	3.438%	750,000	752,580
Sotheby’s(e),(g)
Term Loan
3-month USD LIBOR + 5.500% Floor 1.000% 01/15/2027	7.170%	3,266,230	3,286,644
Staples, Inc.(e),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 5.000% 04/16/2026	6.781%	2,238,750	2,196,214
Uber Technologies, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 3.500% 07/13/2023	5.145%	5,594,587	5,588,489
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
USS Ultimate Holdings, Inc./United Site Services, Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 08/25/2024	5.671%	2,942,374	2,949,112
WaterBridge Midstream Operating LLC(e),(g)
Term Loan
3-month USD LIBOR + 5.750% Floor 1.000% 06/22/2026	7.834%	3,591,000	3,532,646
Web.com Group, Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/10/2025	5.408%	2,000,000	1,996,780
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/09/2026	9.408%	2,927,237	2,879,670
West Corp.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 10/10/2024	5.645%	1,927,595	1,637,260
Total			31,751,936
Consumer Products 0.6%
Reynolds Consumer Products, Inc.(e),(g)
Term Loan
1-month USD LIBOR + 2.250% 01/29/2027	0.000%	750,000	753,128
Serta Simmons Bedding LLC(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 11/08/2023	5.167%	3,361,001	2,183,710
2nd Lien Term Loan
3-month USD LIBOR + 8.000% Floor 1.000% 11/08/2024	9.660%	1,898,667	560,828
SIWF Holdings, Inc./Spring Window Fashions(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.250% 06/15/2025	5.895%	2,019,250	2,028,094
Total			5,525,760
Diversified Manufacturing 2.4%
Allnex & Cy SCA(e),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 09/13/2023	5.164%	1,230,466	1,217,399

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Floating Rate Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% Floor 0.750% 09/13/2023	5.164%	927,079	917,234
Bright Bidco BV/Lumileds LLC(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/30/2024	5.347%	3,543,998	2,044,461
Brookfield WEC Holdings, Inc./Westinghouse Electric Company LLC(e),(g)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.750% 08/01/2025	4.645%	3,811,500	3,817,446
EWT Holdings III Corp.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/20/2024	4.645%	2,355,737	2,364,570
Gates Global LLC(e),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/01/2024	4.395%	2,546,415	2,540,304
Generac Power Systems, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 1.750% 12/13/2026	3.531%	1,607,410	1,610,737
Ingersoll Rand, Inc.(e),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.750% 07/30/2024	4.395%	2,027,919	2,030,717
RBS Global, Inc./Rexnord LLC(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 08/21/2024	3.410%	1,756,458	1,763,045
Zekelman Industries, Inc.(e),(g)
Term Loan
1-month USD LIBOR + 2.250% 01/24/2027	3.909%	2,000,000	1,997,980
Total			20,303,893
Electric 5.1%
AES Corp. (The)(c),(e),(g)
Term Loan
3-month USD LIBOR + 1.750% 05/31/2022	3.659%	85,750	86,179
Astoria Energy LLC(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 12/24/2021	5.650%	4,045,636	4,036,776
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Calpine Construction Finance Co., LP(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 01/15/2025	3.645%	2,531,510	2,535,206
Calpine Corp.(e),(g)
Tranche B10 Term Loan
3-month USD LIBOR + 2.500% 08/12/2026	4.145%	2,805,967	2,811,046
Carroll County Energy LLC(e),(g)
Term Loan
3-month USD LIBOR + 3.500% 02/16/2026	5.445%	1,446,416	1,448,831
CPV Shore Holdings LLC(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 12/29/2025	5.400%	1,023,202	1,030,876
Eastern Power LLC/Covert Midco LLC/TPF II LC LLC(e),(g)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 10/02/2025	5.395%	5,243,382	5,218,476
Edgewater Generation LLC(e),(g)
Term Loan
3-month USD LIBOR + 3.750% 12/13/2025	5.395%	2,970,000	2,909,679
EFS Cogen Holdings I LLC(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 06/28/2023	5.112%	1,999,196	1,992,199
Exgen Renewables IV LLC(e),(g)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/28/2024	4.910%	1,891,738	1,884,644
Frontera Generation Holdings LLC(c),(e),(g)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 05/02/2025	5.920%	3,653,640	3,123,862
Helix Gen Funding LLC(e),(g)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 06/03/2024	5.395%	3,407,328	3,348,757
LMBE-MC Holdco II LLC(c),(e),(g)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 12/03/2025	5.950%	2,738,891	2,711,502

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2020	11

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Nautilus Power LLC(e),(g)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 05/16/2024	5.895%	4,568,139	4,568,139
Southeast PowerGen LLC(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 12/02/2021	5.150%	721,037	681,164
Vistra Operations Co., LLC(e),(g)
Term Loan
3-month USD LIBOR + 1.750% 12/31/2025	3.400%	1,000,000	1,003,070
West Deptford Energy Holdings LLC(c),(e),(g)
Term Loan
3-month USD LIBOR + 3.750% 08/03/2026	5.395%	1,586,292	1,554,566
WG Partners Acquisition LLC(c),(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/15/2023	5.445%	2,828,369	2,821,298
Total			43,766,270
Environmental 1.5%
Advanced Disposal Services, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 11/10/2023	3.816%	2,911,012	2,910,692
EnergySolutions LLC/Envirocare of Utah LLC(e),(g)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 05/09/2025	5.695%	4,678,750	4,464,323
GFL Environmental, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/30/2025	4.645%	2,083,409	2,076,638
US Ecology, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 11/02/2026	4.145%	1,325,000	1,333,281
WCA Waste Systems, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 08/11/2023	4.145%	2,297,968	2,299,117
Total			13,084,051
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 1.1%
Avolon Borrower 1 LLC(e),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 01/15/2025	3.408%	4,604,290	4,620,313
FinCo I LLC/Fortress Investment Group(e),(g)
Term Loan
3-month USD LIBOR + 2.000% 12/27/2022	3.645%	4,703,589	4,716,195
Total			9,336,508
Food and Beverage 2.1%
Aramark Intermediate HoldCo Corp.(e),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 03/28/2024	3.395%	1,329,638	1,333,627
B&G Foods, Inc.(e),(g)
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 10/10/2026	4.145%	548,625	549,766
Del Monte Foods, Inc.(e),(g)
2nd Lien Term Loan
3-month USD LIBOR + 7.250% Floor 1.000% 08/18/2021	8.909%	2,000,000	1,716,660
Dole Food Co., Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/06/2024	4.404%	2,648,437	2,642,823
Froneri International PLC(e),(g),(i)
Term Loan
1-month USD LIBOR + 2.250% 01/29/2027		1,250,000	1,253,125
JBS U.S.A. Lux SA(e),(g)
Term Loan
3-month USD LIBOR + 2.000% 05/01/2026	3.645%	2,903,063	2,915,255
United Natural Foods, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 4.250% 10/22/2025	5.895%	4,554,000	4,070,138
US Foods, Inc./US Foodservice, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 1.750% 06/27/2023	3.395%	2,954,875	2,960,400
Total			17,441,794

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Floating Rate Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Foreign Agencies 0.3%
Oxea Holding Vier GmbH(e),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 3.500% 10/14/2024	5.250%	2,268,750	2,277,258
Gaming 4.8%
Affinity Gaming(e),(g)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 01/31/2025	9.895%	1,350,000	1,285,875
Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 07/01/2023	4.895%	1,443,427	1,414,559
Aristocrat Leisure Ltd.(e),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 10/19/2024	3.577%	1,459,574	1,461,851
Boyd Gaming Corp.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 09/15/2023	3.811%	1,508,958	1,512,263
Caesars Resort Collection LLC(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 12/23/2024	4.395%	3,920,000	3,915,962
CBAC Borrower LLC(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 07/08/2024	5.645%	1,938,049	1,870,217
CCM Merger, Inc./MotorCity Casino Hotel(e),(g)
Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 08/06/2021	3.895%	2,517,112	2,518,698
Eldorado Resorts, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 2.250% 04/17/2024	3.938%	1,260,822	1,259,637
Golden Nugget, Inc./Landry’s, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 0.750% 10/04/2023	4.401%	3,113,025	3,117,227
Golden Nugget, LLC(g)
Term Loan
	0.000%	1,000,000	1,001,350
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Mohegan Tribal Gaming Authority(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 10/13/2023	5.645%	4,138,157	4,083,864
PCI Gaming Authority(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 05/29/2026	4.145%	1,668,712	1,675,603
Playtika Holding Corp.(e),(g)
Tranche B Term Loan
1-month USD LIBOR + 6.000% Floor 1.000% 12/10/2024	7.645%	3,000,000	3,028,380
Scientific Games International, Inc.(e),(g)
Tranche B5 Term Loan
3-month USD LIBOR + 2.750% 08/14/2024	4.395%	3,658,914	3,646,108
Seminole Tribe of Florida(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 07/08/2024	3.395%	2,172,847	2,182,082
Spectacle Gary Holdings LLC(e),(g),(h),(j)
Delayed Draw Term Loan
3-month USD LIBOR + 9.000% Floor 2.000% 12/23/2025		131,757	137,027
Spectacle Gary Holdings LLC(e),(g)
Term Loan
3-month USD LIBOR + 9.000% Floor 2.000% 12/23/2025	11.000%	1,818,243	1,890,973
Stars Group Holdings BV(e),(g)
Term Loan
3-month USD LIBOR + 3.500% 07/10/2025	5.445%	4,916,342	4,941,170
Total			40,942,846
Health Care 5.9%
Acadia Healthcare Co., Inc.(e),(g)
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 02/16/2023	4.145%	1,454,741	1,458,610
Air Methods Corp.(e),(g)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/22/2024	5.445%	1,754,375	1,504,377
athenahealth, Inc.(e),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.500% 02/11/2026	6.401%	2,481,250	2,487,453

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2020	13

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Carestream Health, Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 6.000% Floor 1.000% 02/28/2021	7.645%	1,296,033	1,272,549
Change Healthcare Holdings, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 03/01/2024	4.145%	3,456,612	3,456,059
DaVita, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 08/12/2026	3.895%	2,992,500	2,993,757
Diplomat Pharmacy, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 12/20/2024	6.410%	1,584,232	1,556,508
Envision Healthcare Corp.(e),(g)
Term Loan
3-month USD LIBOR + 3.750% 10/10/2025	5.395%	5,890,500	4,940,245
Gentiva Health Services, Inc.(e),(g)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.250% 07/02/2025	4.938%	3,712,593	3,721,875
HCA, Inc.(e),(g)
Tranche B12 Term Loan
3-month USD LIBOR + 1.750% 03/13/2025	3.395%	1,621,187	1,628,790
IQVIA, Inc./Quintiles IMS(e),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 06/11/2025	3.695%	3,940,000	3,955,996
National Mentor Holdings, Inc./Civitas Solutions, Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 03/09/2026	5.650%	1,868,918	1,874,917
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 4.000% 03/09/2026	5.650%	116,959	117,335
Owens & Minor, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 04/30/2025	6.281%	3,693,750	3,252,568
Phoenix Guarantor, Inc./BrightSpring(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.500% 03/05/2026	6.199%	2,288,500	2,293,306
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Pluto Acquisition I, Inc.(c),(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 5.000% 06/22/2026	6.819%	2,487,500	2,481,281
RegionalCare Hospital Partners Holdings, Inc.(e),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% 11/16/2025	0.000%	3,509,296	3,522,070
Select Medical Corp.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 03/06/2025	4.580%	3,571,818	3,585,212
Team Health Holdings, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/06/2024	4.395%	3,901,694	3,111,601
Upstream Newco, Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.500% 11/20/2026	6.145%	1,250,000	1,253,125
Total			50,467,634
Independent Energy 0.0%
Ascent Resources – Marcellus LLC(e),(g)
Term Loan
3-month USD LIBOR + 6.500% Floor 1.000% 03/30/2023	8.158%	62,500	56,667
Leisure 2.6%
24 Hour Fitness Worldwide, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 3.500% 05/30/2025	5.145%	297,776	229,475
AMC Entertainment Holdings, Inc.(e),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 3.000% 04/22/2026	4.650%	2,112,015	2,112,776
Crown Finance US, Inc./Cineworld Group PLC(e),(g)
Term Loan
3-month USD LIBOR + 2.250% 02/28/2025	3.895%	1,674,778	1,658,030
Formula One Management Ltd.(e),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 02/01/2024	4.145%	2,258,105	2,253,883

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Floating Rate Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Life Time Fitness, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 06/10/2022	4.659%	3,074,059	3,077,409
Metro-Goldwyn-Mayer, Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 2.500% 07/03/2025	4.150%	2,814,375	2,814,375
Metro-Goldwyn-Mayer, Inc.(c),(e),(g)
2nd Lien Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 07/03/2026	6.150%	2,225,000	2,230,562
NAI Entertainment Holdings LLC(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 05/08/2025	4.150%	2,246,563	2,246,562
Six Flags Theme Parks, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 04/17/2026	3.400%	1,641,750	1,643,113
William Morris Endeavor Entertainment LLC/IMG Worldwide Holdings LLC(e),(g)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/18/2025	4.400%	4,096,728	4,075,221
Total			22,341,406
Lodging 0.2%
Hilton Worldwide Finance LLC(e),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 1.750% 06/22/2026	3.411%	2,042,478	2,049,626
Media and Entertainment 7.1%
Clear Channel Outdoor Holdings, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 08/21/2026	5.145%	1,995,000	2,000,606
Creative Artists Agency LLC(e),(g)
Term Loan
3-month USD LIBOR + 3.750% 11/27/2026	5.395%	3,000,000	3,013,740
Emerald Expositions Holding, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 2.750% 05/22/2024	4.395%	2,842,295	2,728,603
Entravision Communications Corp.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 11/29/2024	4.395%	1,091,250	1,076,245
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Gray Television, Inc.(e),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 02/07/2024	4.031%	735,642	736,561
Tranche C Term Loan
3-month USD LIBOR + 2.500% 01/02/2026	4.281%	1,699,286	1,705,658
Hubbard Radio LLC(e),(g)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 03/28/2025	5.150%	2,835,147	2,832,794
iHeartCommunications, Inc.(e),(g)
Term Loan
1-month USD LIBOR + 3.000% 05/01/2026		2,925,000	2,927,194
3-month USD LIBOR + 4.000% 05/01/2026	5.781%	1,351,193	1,352,206
ION Media Networks, Inc.(e),(g)
Tranche B4 Term Loan
3-month USD LIBOR + 3.000% 12/18/2024	4.688%	2,224,260	2,226,106
Learfield Communications LLC(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/01/2023	4.900%	3,232,122	2,941,231
Lions Gate Capital Holdings LLC(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 03/24/2025	3.895%	2,450,775	2,434,428
Mcgraw-Hill Global Education Holdings LLC(e),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 05/04/2022	5.645%	1,363,459	1,301,790
Meredith Corp.(e),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.750% 01/31/2025	4.395%	1,938,772	1,947,981
Mission Broadcasting, Inc.(e),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 01/17/2024	4.031%	507,815	508,211
Montreign Operating Co., LLC(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 01/24/2023	10.159%	1,989,871	1,737,814

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2020	15

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
NASCAR Holdings, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 2.750% 10/19/2026	4.408%	2,123,138	2,136,408
NEP Group, Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 10/20/2025	4.895%	990,000	968,547
2nd Lien Term Loan
3-month USD LIBOR + 7.000% 10/19/2026	8.645%	1,000,000	916,670
Nexstar Broadcasting, Inc.(e),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% 01/17/2024	3.900%	2,494,578	2,496,524
Tranche B4 Term Loan
3-month USD LIBOR + 2.750% 09/18/2026	4.531%	1,995,000	2,002,980
Nielsen Finance LLC/VNU, Inc.(e),(g)
Tranche B4 Term Loan
3-month USD LIBOR + 2.000% 10/04/2023	3.699%	3,846,359	3,848,167
PUG, LLC/Viagogo(g),(h)
Term Loan
		2,100,000	2,094,750
R.R. Donnelley & Sons Co.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 5.000% 01/15/2024	6.645%	2,970,000	2,993,196
Radio One, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 04/18/2023	5.650%	4,504,147	4,349,339
Sinclair Television Group, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 01/03/2024	3.900%	3,767,962	3,771,730
Terrier Media Buyer, Inc.(e),(g)
Tranche B Term Loan
1-month USD LIBOR + 4.250% 12/17/2026	6.148%	1,875,000	1,888,594
Univision Communications, Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 03/15/2024	4.395%	1,185,340	1,170,381
Total			60,108,454
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.2%
Foresight Energy LLC(e),(g)
Term Loan
3-month USD LIBOR + 5.750% Floor 1.000% 03/28/2022	7.659%	2,426,757	823,301
Harsco Corp.(e),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 12/06/2024	3.938%	941,680	944,628
Total			1,767,929
Midstream 1.4%
Buckeye Partners LP(e),(g)
Term Loan
3-month USD LIBOR + 2.750% 11/01/2026	4.531%	1,025,000	1,033,118
Equitrans Midstream Corp.(e),(g)
Term Loan
3-month USD LIBOR + 4.500% 01/31/2024	6.150%	1,188,000	1,160,676
GIP III Stetson I/II LP(e),(g)
Term Loan
3-month USD LIBOR + 4.250% 07/18/2025	5.908%	2,849,195	2,630,747
Lower Cadence Holdings LLC(e),(g)
Term Loan
3-month USD LIBOR + 4.000% 05/22/2026	5.645%	2,338,250	2,278,344
Prairie ECI Acquiror LP(e),(g)
Term Loan
3-month USD LIBOR + 4.750% 03/11/2026	6.695%	2,462,500	2,433,763
Stonepeak Lonestar Holdings LLC(e),(g)
Term Loan
3-month USD LIBOR + 4.500% 10/19/2026	6.336%	2,446,875	2,459,109
Total			11,995,757
Oil Field Services 1.5%
Apergy Corp.(e),(g)
Term Loan
3-month USD LIBOR + 2.500% 05/09/2025	4.188%	1,211,402	1,213,680
Fieldwood Energy LLC(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 5.250% Floor 1.000% 04/11/2022	7.027%	135,937	115,614

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Floating Rate Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
2nd Lien Term Loan
3-month USD LIBOR + 7.250% Floor 1.000% 04/11/2023	9.027%	2,183,515	1,313,756
McDermott International, Inc.(e),(g),(h)
Term Loan
3-month USD LIBOR + 10.000% Floor 1.000% 10/21/2021		601,770	693,164
McDermott International, Inc.(e),(f)
Term Loan
05/09/2025	0.000%	2,554,500	1,567,824
MRC Global, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 3.000% 09/20/2024	4.645%	4,203,709	4,216,867
Traverse Midstream Partners LLC(e),(g)
Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 09/27/2024	5.650%	4,026,594	3,560,193
Total			12,681,098
Other Financial Institutions 1.8%
IRI Holdings, Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.500% 12/01/2025	6.146%	3,215,019	3,128,631
Lifescan Global Corp.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 6.000% 10/01/2024	8.056%	4,719,750	4,495,562
2nd Lien Term Loan
3-month USD LIBOR + 9.500% 10/01/2025	11.556%	1,000,000	865,830
Trans Union LLC(e),(g)
Tranche B5 Term Loan
3-month USD LIBOR + 1.750% 11/16/2026	3.395%	2,699,830	2,708,038
UFC Holdings LLC(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 04/29/2026	4.900%	3,825,854	3,834,807
Total			15,032,868
Other Industry 3.1%
Filtration Group Corp.(e),(g)
Term Loan
3-month USD LIBOR + 3.000% 03/29/2025	4.645%	3,332,174	3,344,137
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Hamilton Holdco LLC/Reece International Pty Ltd.(e),(g)
Term Loan
3-month USD LIBOR + 2.000% 01/02/2027	3.950%	3,940,125	3,940,125
Harland Clarke Holdings Corp.(e),(g)
Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 11/03/2023	6.695%	4,647,198	3,693,733
Hillman Group, Inc. (The)(e),(g)
Term Loan
3-month USD LIBOR + 4.000% 05/30/2025	5.645%	4,183,769	4,103,817
II-VI, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 09/24/2026	5.145%	3,416,438	3,437,790
Interior Logic Group Holdings IV LLC(c),(e),(g)
Term Loan
3-month USD LIBOR + 4.000% 05/30/2025	5.645%	3,160,000	3,112,600
Lightstone Holdco LLC(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 01/30/2024	5.395%	2,814,072	2,634,675
Tranche C Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 01/30/2024	5.395%	158,718	148,600
Titan Acquisition Ltd./Husky IMS International Ltd.(e),(g)
Term Loan
3-month USD LIBOR + 3.000% 03/28/2025	4.645%	2,176,188	2,129,030
Total			26,544,507
Other REIT 0.1%
ESH Hospitality, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 2.000% 09/18/2026	3.645%	598,500	601,528
Other Utility 0.3%
Sandy Creek Energy Associates LP(e)
Term Loan
11/09/2020	5.945%	2,704,463	2,296,089

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2020	17

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 2.0%
Anchor Glass Container Corp.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 12/07/2023	4.475%	1,600,706	1,173,190
2nd Lien Term Loan
3-month USD LIBOR + 7.750% Floor 1.000% 12/07/2024	9.464%	1,000,000	502,500
Flex Acquisition Co., Inc./Novolex(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.250% 06/29/2025	5.159%	3,082,333	3,036,098
Packaging Coordinators Midco, Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 06/30/2023	5.950%	1,956,307	1,960,709
Printpack Holdings, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/26/2023	4.688%	882,683	879,928
ProAmpac PG Borrower LLC(c),(e),(g)
2nd Lien Term Loan
3-month USD LIBOR + 8.500% Floor 1.000% 11/18/2024	10.404%	1,300,000	1,264,250
Reynolds Group Holdings, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2023	4.395%	3,584,550	3,587,418
Spectrum Holdings III Corp.(e),(g)
2nd Lien Term Loan
3-month USD LIBOR + 7.000% Floor 1.000% 01/31/2026	8.645%	1,575,000	1,254,755
Trident TPI Holdings, Inc.(e),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 10/17/2024	4.645%	1,553,076	1,524,344
Twist Beauty International Holdings S.A.(e),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 04/22/2024	4.907%	1,952,563	1,936,298
Total			17,119,490
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 3.1%
Bausch Health Companies, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	4.670%	2,809,622	2,819,455
3-month USD LIBOR + 2.750% 11/27/2025	4.420%	1,062,500	1,065,602
Endo Finance Co. I SARL(e),(g)
Term Loan
3-month USD LIBOR + 4.250% Floor 0.750% 04/29/2024	5.938%	4,911,554	4,727,371
Grifols Worldwide Operations Ltd.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 11/15/2027	3.561%	2,328,786	2,339,708
Jaguar Holding Co. I LLC/Pharmaceutical Product Development LLC(e),(g)
Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 08/18/2022	4.145%	3,799,862	3,796,177
Mallinckrodt International Finance SA(e),(g)
Term Loan
3-month USD LIBOR + 3.000% Floor 0.750% 02/24/2025	4.909%	1,828,302	1,518,259
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 0.750% 09/24/2024	4.695%	1,618,359	1,351,734
RPI Finance Trust(e),(g)
Tranche B6 Term Loan
3-month USD LIBOR + 2.000% 03/27/2023	3.645%	4,722,413	4,722,413
Sunshine Luxembourg VII SARL(e),(g),(h)
Tranche B1 Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 10/01/2026	6.195%	4,400,000	4,415,884
Total			26,756,603
Property & Casualty 1.3%
Asurion LLC(e),(g)
Tranche B2 2nd Lien Term Loan
3-month USD LIBOR + 6.500% 08/04/2025	8.145%	2,025,000	2,055,051
Tranche B4 Term Loan
3-month USD LIBOR + 3.000% 08/04/2022	4.645%	1,287,533	1,289,464

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Floating Rate Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche B6 Term Loan
3-month USD LIBOR + 3.000% 11/03/2023	4.645%	1,536,659	1,537,812
Tranche B7 Term Loan
3-month USD LIBOR + 3.000% 11/03/2024	4.645%	1,349,438	1,350,004
Sedgwick Claims Management Services, Inc./Lightning Cayman Merger Sub, Ltd.(e),(g)
Term Loan
3-month USD LIBOR + 3.250% 12/31/2025	4.895%	2,461,278	2,460,392
USI, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 3.000% 05/16/2024	4.945%	2,106,113	2,097,163
Total			10,789,886
Railroads 0.2%
Genesee & Wyoming, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 2.000% 12/30/2026	3.961%	1,525,000	1,531,985
Restaurants 1.1%
Carrols Restaurant Group, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 3.250% 04/30/2026	4.920%	1,169,125	1,135,021
IRB Holding Corp./Arby’s/Buffalo Wild Wings(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	4.384%	2,775,883	2,779,714
KFC Holding Co./Yum! Brands(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 04/03/2025	3.408%	2,338,152	2,344,418
New Red Finance, Inc./Burger King/Tim Hortons(e),(g)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	3.395%	3,255,045	3,249,349
Total			9,508,502
Retailers 2.5%
Academy Ltd.(e)
Term Loan
07/01/2022	5.775%	2,342,020	1,871,930
AI Aqua Merger Sub, Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/13/2023	4.895%	1,099,688	1,090,065
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 12/13/2023	4.895%	2,673,028	2,652,980
ASP Unifrax Holdings, Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 12/12/2025	5.695%	992,481	930,243
2nd Lien Term Loan
3-month USD LIBOR + 8.500% 12/14/2026	10.387%	1,000,000	901,670
Bass Pro Group LLC(e),(g)
Term Loan
3-month USD LIBOR + 5.000% Floor 0.750% 09/25/2024	6.645%	3,910,000	3,892,092
Belk, Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 6.750% Floor 1.000% 07/31/2025	8.803%	2,393,357	1,777,068
BJ’s Wholesale Club, Inc.(e),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 02/03/2024	3.899%	2,654,175	2,663,810
Burlington Coat Factory Warehouse Corp.(e),(g)
Tranche B5 Term Loan
3-month USD LIBOR + 2.000% Floor 0.750% 11/17/2024	3.670%	1,718,380	1,721,611
Michaels Stores, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 01/30/2023	4.153%	2,477,340	2,388,155
Party City Holdings, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 08/19/2022	4.150%	1,111,586	1,038,643
Total			20,928,267
Supermarkets 0.4%
Albertsons LLC(e),(g)
Tranche B7 Term Loan
3-month USD LIBOR + 2.750% Floor 0.750% 11/17/2025	4.395%	1,248,220	1,248,220

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2020	19

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche B8 Term Loan
3-month USD LIBOR + 2.750% Floor 0.750% 08/17/2026	4.395%	1,818,863	1,818,863
Total			3,067,083
Technology 13.1%
Avaya, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.250% 12/15/2024	5.926%	3,578,967	3,499,192
CDS US Intermediate Holdings, Inc.(e),(g)
2nd Lien Term Loan
3-month USD LIBOR + 8.250% Floor 1.000% 07/10/2023	10.195%	3,000,000	2,529,000
Celestica, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.125% 06/27/2025	3.786%	2,955,000	2,949,474
Tranche B2 Term Loan
3-month USD LIBOR + 2.500% 06/27/2025	4.161%	682,500	683,066
CommScope, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	4.895%	6,084,750	6,074,588
Cyxtera DC Holdings, Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/01/2024	4.670%	2,987,238	2,574,880
Dawn Acquisition LLC(e),(g)
Term Loan
3-month USD LIBOR + 3.750% 12/31/2025	5.695%	3,338,781	3,182,960
DCert Buyer, Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 10/16/2026	5.645%	1,525,000	1,525,641
Dell International LLC/EMC Corp.(e),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.000% 09/19/2025	3.650%	4,796,185	4,812,876
Dun & Bradstreet Corp. (The)(e),(g)
Term Loan
3-month USD LIBOR + 5.000% 02/06/2026	6.661%	3,000,000	3,015,750
Evertec Group LLC(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 11/27/2024	5.145%	2,475,000	2,487,375
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Infor US, Inc.(e),(g)
Tranche B6 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/01/2022	4.695%	1,871,911	1,873,091
Informatica LLC(e),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 3.250% 08/05/2022	4.895%	2,457,331	2,462,589
IPC Corp.(e),(g)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 08/06/2021	0.000%	1,033,438	857,754
MA FinanceCo LLC/Micro Focus International PLC(e),(g)
Tranche B2 Term Loan
3-month USD LIBOR + 2.250% 11/19/2021	3.895%	2,706,047	2,703,233
Tranche B3 Term Loan
3-month USD LIBOR + 2.500% 06/21/2024	4.145%	841,599	835,497
Maxar Technologies Ltd.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 10/04/2024	4.400%	4,056,899	3,908,376
McAfee LLC(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 3.750% 09/30/2024	5.399%	3,769,136	3,779,992
Microchip Technology, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 2.000% 05/29/2025	3.650%	3,197,776	3,205,099
Monotype Imaging Holdings Inc.(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 5.500% 10/09/2026	7.445%	2,000,000	1,962,500
MYOB US Borrower LLC(c),(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 05/06/2026	5.645%	1,641,750	1,649,959
Natel Engineering Co., Inc.(e),(g)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 04/30/2026	6.645%	2,257,937	2,145,041
Neustar, Inc.(e),(g)
Tranche B4 1st Lien Term Loan
3-month USD LIBOR + 3.500% 08/08/2024	5.145%	3,037,637	2,837,335

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Floating Rate Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche B5 1st Lien Term Loan
3-month USD LIBOR + 4.500% 08/08/2024	6.145%	992,500	961,484
Oberthur Technologies Holding SAS(e),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 3.750% 01/10/2024	5.695%	2,397,435	2,360,730
ON Semiconductor Corp.(e),(g)
Tranche B4 Term Loan
3-month USD LIBOR + 2.000% 09/19/2026	3.645%	2,455,074	2,464,600
Perspecta, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/30/2025	3.895%	1,982,157	1,988,757
Plantronics, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 07/02/2025	4.145%	2,967,217	2,846,303
Rackspace Hosting, Inc.(e),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 11/03/2023	4.902%	3,477,477	3,337,752
Refinitiv US Holdings, Inc.(d),(e),(g)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	4.895%	2,957,569	2,985,045
Riverbed Technology, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 04/24/2022	4.900%	2,906,212	2,497,337
Sabre GLBL, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.000% 02/22/2024	3.645%	3,278,945	3,289,471
Science Applications International Corp.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 10/31/2025	3.395%	3,950,000	3,970,580
SCS Holdings I Inc./Sirius Computer Solutions, Inc.(e),(g)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 07/01/2026	5.145%	1,766,125	1,770,858
Seattle SpinCo, Inc./Micro Focus International PLC(e),(g)
Term Loan
3-month USD LIBOR + 2.500% 06/21/2024	4.145%	3,516,698	3,491,202
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
SS&C Technologies Holdings, Inc.(e),(g)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% 04/16/2025	3.395%	1,631,932	1,631,589
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 04/16/2025	3.395%	1,131,499	1,131,261
TIBCO Software, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 4.000% 06/30/2026	5.740%	1,752,584	1,759,156
TTM Technologies, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 09/28/2024	4.281%	3,026,210	3,032,504
Ultimate Software Group, Inc. (The)(e),(g)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	5.395%	1,246,875	1,251,351
Verint Systems, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 2.000% 06/28/2024	3.843%	3,315,000	3,331,575
Veritas US, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.500% Floor 1.000% 01/27/2023	6.193%	1,929,448	1,836,294
Verscend Holding Corp.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 4.500% 08/27/2025	6.145%	1,777,500	1,783,721
Xperi Corp.(e),(g)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 12/01/2023	4.145%	2,123,596	2,124,658
Total			111,401,496
Wireless 2.0%
Cellular South, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 05/17/2024	3.895%	2,925,000	2,903,062
Numericable US LLC(e),(g)
Tranche B11 Term Loan
3-month USD LIBOR + 2.750% 07/31/2025	4.395%	3,452,375	3,415,711
SBA Senior Finance II LLC(e),(g)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	3.400%	3,870,378	3,872,817

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2020	21

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Communications, Inc.(e),(g)
Term Loan
3-month USD LIBOR + 2.500% Floor 0.750% 02/02/2024	4.188%	6,051,547	5,915,387
3-month USD LIBOR + 3.000% Floor 0.750% 02/02/2024	4.688%	668,250	658,647
Total			16,765,624
Wirelines 2.0%
CenturyLink, Inc.(e),(g)
Tranche B Term Loan
1-month USD LIBOR + 2.250% 03/15/2027	0.000%	3,500,000	3,494,540
Level 3 Financing, Inc.(e),(g)
Tranche B Term Loan
3-month USD LIBOR + 1.750% 03/01/2027	3.395%	2,395,028	2,389,639
Southwire Co., LLC(e),(g)
Term Loan
3-month USD LIBOR + 1.750% 05/19/2025	3.395%	2,762,763	2,758,453
Windstream Services LLC(e),(g),(k)
Debtor in Possession Term Loan
3-month USD LIBOR + 2.500% 02/26/2021	4.150%	3,000,000	3,005,640
Windstream Services LLC(e),(g)
Tranche B6 Term Loan
3-month USD LIBOR + 6.000% Floor 0.750% 03/29/2021	9.750%	3,859,761	3,734,319
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche B7 Term Loan
3-month USD LIBOR + 5.250% Floor 0.750% 02/17/2024	9.000%	1,501,882	1,428,666
Total			16,811,257
Total Senior Loans (Cost $794,766,150)			773,370,702

Warrants 0.2%
Issuer	Shares	Value ($)
Communication Services 0.2%
Media 0.2%
iHeartCommunications, Inc.(a)	84,607	1,425,967
Total Communication Services		1,425,967
Total Warrants (Cost $1,438,319)		1,425,967

Money Market Funds 4.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.648%(l),(m)	34,386,687	34,386,687
Total Money Market Funds (Cost $34,386,687)		34,386,687
Total Investments in Securities (Cost: $873,781,081)		855,730,692
Other Assets & Liabilities, Net		(4,953,894)
Net Assets		850,776,798

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At January 31, 2020, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At January 31, 2020, the total value of these securities amounted to $26,042,975, which represents 3.06% of total net assets.
(e)	The stated interest rate represents the weighted average interest rate at January 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At January 31, 2020, the total value of these securities amounted to $3,263,163, which represents 0.38% of total net assets.
(g)	Variable rate security. The interest rate shown was the current rate as of January 31, 2020.
(h)	Represents a security purchased on a forward commitment basis.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Floating Rate Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Notes to Portfolio of Investments  (continued)
(i)	Represents a security purchased on a when-issued basis.
(j)	At January 31, 2020, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
Spectacle Gary Holdings LLC Delayed Draw Term Loan 12/23/2025	131,757

(k)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.
(l)	The rate shown is the seven-day current annualized yield at January 31, 2020.
(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended January 31, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.648%
	19,105,805	193,111,415	(177,830,533)	34,386,687	2,596	—	284,528	34,386,687
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2020	23

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,126,751	4,646,754	0*	5,773,505
Consumer Discretionary	1,107,717	29,691	1,507	1,138,915
Energy	—	1,402,760	1,704,246	3,107,006
Financials	—	—	0*	0*
Information Technology	1,029,632	—	—	1,029,632
Materials	1,711,129	357,701	—	2,068,830
Utilities	1,820,584	109,389	—	1,929,973
Total Common Stocks	6,795,813	6,546,295	1,705,753	15,047,861
Corporate Bonds & Notes	—	24,519,725	—	24,519,725
Exchange-Traded Fixed Income Funds	6,979,750	—	—	6,979,750
Senior Loans	—	745,125,500	28,245,202	773,370,702
Warrants
Communication Services	—	1,425,967	—	1,425,967
Total Warrants	—	1,425,967	—	1,425,967
Money Market Funds	34,386,687	—	—	34,386,687
Total Investments in Securities	48,162,250	777,617,487	29,950,955	855,730,692

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 07/31/2019 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 01/31/2020 ($)
Common Stocks	81,440	—	—	(138,964)	1,704,246	—	140,471	(81,440)	1,705,753
Senior Loans	57,285,744	6,878	(76,875)	(271,451)	—	(11,280,403)	18,748,607	(36,167,298)	28,245,202
Total	57,367,184	6,878	(76,875)	(410,415)	1,704,246	(11,280,403)	18,889,078	(36,248,738)	29,950,955
(a) Change in unrealized appreciation (depreciation) relating to securities held at January 31, 2020 was $(585,577), which is comprised of Common Stocks of $(138,964) and Senior Loans of $(446,613).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain senior loans and common stocks classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Floating Rate Fund | Semiannual Report 2020

Statement of Assets and Liabilities
January 31, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $839,394,394)	$821,344,005
Affiliated issuers (cost $34,386,687)	34,386,687
Cash	6,732,336
Receivable for:
Investments sold	1,770,858
Investments sold on a delayed delivery basis	1,728,174
Capital shares sold	4,478,827
Dividends	40,740
Interest	2,250,878
Expense reimbursement due from Investment Manager	829
Prepaid expenses	3,255
Other assets	26,345
Total assets	872,762,934
Liabilities
Payable for:
Investments purchased	9,577,604
Investments purchased on a delayed delivery basis	6,573,574
Capital shares purchased	2,001,752
Distributions to shareholders	3,481,202
Management services fees	14,937
Distribution and/or service fees	3,639
Transfer agent fees	78,709
Compensation of board members	74,749
Compensation of chief compliance officer	119
Other expenses	179,851
Total liabilities	21,986,136
Net assets applicable to outstanding capital stock	$850,776,798
Represented by
Paid in capital	893,804,333
Total distributable earnings (loss)	(43,027,535)
Total - representing net assets applicable to outstanding capital stock	$850,776,798
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2020	25

Statement of Assets and Liabilities  (continued)
January 31, 2020 (Unaudited)
Class A
Net assets	$261,189,661
Shares outstanding	29,236,313
Net asset value per share	$8.93
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.21
Advisor Class
Net assets	$24,709,012
Shares outstanding	2,770,187
Net asset value per share	$8.92
Class C
Net assets	$67,154,021
Shares outstanding	7,515,547
Net asset value per share	$8.94
Institutional Class
Net assets	$337,648,129
Shares outstanding	37,845,428
Net asset value per share	$8.92
Institutional 2 Class
Net assets	$77,284,413
Shares outstanding	8,618,142
Net asset value per share	$8.97
Institutional 3 Class
Net assets	$80,776,294
Shares outstanding	9,045,346
Net asset value per share	$8.93
Class R
Net assets	$2,015,268
Shares outstanding	225,374
Net asset value per share	$8.94
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Floating Rate Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended January 31, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$253,872
Dividends — affiliated issuers	284,528
Interest	25,369,090
Interfund lending	2,658
Total income	25,910,148
Expenses:
Management services fees	2,981,787
Distribution and/or service fees
Class A	360,986
Class C	352,053
Class R	5,528
Transfer agent fees
Class A	140,137
Advisor Class	12,595
Class C	34,172
Institutional Class	183,696
Institutional 2 Class	17,355
Institutional 3 Class	4,178
Class R	1,073
Compensation of board members	17,592
Custodian fees	105,178
Printing and postage fees	37,690
Registration fees	67,383
Audit fees	17,798
Legal fees	6,378
Compensation of chief compliance officer	119
Other	12,009
Total expenses	4,357,707
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(101,799)
Expense reduction	(20)
Total net expenses	4,255,888
Net investment income	21,654,260
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(3,137,011)
Investments — affiliated issuers	2,596
Net realized loss	(3,134,415)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(262,442)
Net change in unrealized appreciation (depreciation)	(262,442)
Net realized and unrealized loss	(3,396,857)
Net increase in net assets resulting from operations	$18,257,403
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2020	27

Statement of Changes in Net Assets
	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
Operations
Net investment income	$21,654,260	$58,863,734
Net realized loss	(3,134,415)	(6,447,322)
Net change in unrealized appreciation (depreciation)	(262,442)	(20,951,775)
Net increase in net assets resulting from operations	18,257,403	31,464,637
Distributions to shareholders
Net investment income and net realized gains
Class A	(7,033,466)	(17,551,226)
Advisor Class	(663,766)	(1,883,271)
Class C	(1,450,497)	(3,444,498)
Institutional Class	(9,682,171)	(27,638,795)
Institutional 2 Class	(1,477,007)	(3,783,811)
Institutional 3 Class	(2,722,416)	(5,132,499)
Class R	(51,041)	(115,361)
Class T	—	(41)
Total distributions to shareholders	(23,080,364)	(59,549,502)
Decrease in net assets from capital stock activity	(183,583,920)	(191,794,351)
Total decrease in net assets	(188,406,881)	(219,879,216)
Net assets at beginning of period	1,039,183,679	1,259,062,895
Net assets at end of period	$850,776,798	$1,039,183,679
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Floating Rate Fund | Semiannual Report 2020

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2020 (Unaudited)		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,649,545	14,684,804	10,299,734	93,161,761
Distributions reinvested	776,771	6,903,235	1,922,001	17,237,645
Redemptions	(9,219,812)	(81,937,318)	(18,372,165)	(164,950,901)
Net decrease	(6,793,496)	(60,349,279)	(6,150,430)	(54,551,495)
Advisor Class
Subscriptions	755,057	6,706,301	2,927,951	26,395,652
Distributions reinvested	74,732	663,202	209,990	1,880,050
Redemptions	(1,326,193)	(11,766,610)	(3,706,867)	(33,212,519)
Net decrease	(496,404)	(4,397,107)	(568,926)	(4,936,817)
Class C
Subscriptions	753,606	6,718,448	2,105,660	19,054,852
Distributions reinvested	149,595	1,329,481	353,436	3,169,094
Redemptions	(1,792,637)	(15,936,128)	(3,806,770)	(34,143,387)
Net decrease	(889,436)	(7,888,199)	(1,347,674)	(11,919,441)
Institutional Class
Subscriptions	6,807,685	60,535,903	35,261,796	317,230,155
Distributions reinvested	962,173	8,539,814	2,771,465	24,819,973
Redemptions	(19,770,764)	(175,450,560)	(46,694,041)	(417,450,148)
Net decrease	(12,000,906)	(106,374,843)	(8,660,780)	(75,400,020)
Institutional 2 Class
Subscriptions	5,226,278	46,454,737	5,347,105	48,738,693
Distributions reinvested	165,355	1,476,346	419,368	3,780,971
Redemptions	(3,035,439)	(27,135,791)	(10,760,407)	(97,901,366)
Net increase (decrease)	2,356,194	20,795,292	(4,993,934)	(45,381,702)
Institutional 3 Class
Subscriptions	744,508	6,611,198	3,719,493	33,464,411
Distributions reinvested	306,369	2,722,142	571,523	5,129,106
Redemptions	(3,826,501)	(34,292,081)	(4,239,495)	(37,848,582)
Net increase (decrease)	(2,775,624)	(24,958,741)	51,521	744,935
Class R
Subscriptions	37,314	332,122	109,170	978,997
Distributions reinvested	3,901	34,702	7,543	67,757
Redemptions	(87,557)	(777,867)	(155,529)	(1,394,161)
Net decrease	(46,342)	(411,043)	(38,816)	(347,407)
Class T
Redemptions	—	—	(271)	(2,404)
Net decrease	—	—	(271)	(2,404)
Total net decrease	(20,646,014)	(183,583,920)	(21,709,310)	(191,794,351)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2020	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Six Months Ended 1/31/2020 (Unaudited)	$8.97	0.20	(0.02)	0.18	(0.22)	(0.22)
Year Ended 7/31/2019	$9.15	0.42	(0.17)	0.25	(0.43)	(0.43)
Year Ended 7/31/2018	$9.06	0.35	0.07	0.42	(0.33)	(0.33)
Year Ended 7/31/2017	$8.89	0.33	0.17	0.50	(0.33)	(0.33)
Year Ended 7/31/2016	$9.03	0.35	(0.14)	0.21	(0.35)	(0.35)
Year Ended 7/31/2015	$9.24	0.35	(0.21)	0.14	(0.35)	(0.35)
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$8.96	0.22	(0.03)	0.19	(0.23)	(0.23)
Year Ended 7/31/2019	$9.14	0.44	(0.17)	0.27	(0.45)	(0.45)
Year Ended 7/31/2018	$9.05	0.38	0.07	0.45	(0.36)	(0.36)
Year Ended 7/31/2017	$8.87	0.35	0.19	0.54	(0.36)	(0.36)
Year Ended 7/31/2016	$9.02	0.37	(0.14)	0.23	(0.38)	(0.38)
Year Ended 7/31/2015	$9.22	0.37	(0.20)	0.17	(0.37)	(0.37)
Class C
Six Months Ended 1/31/2020 (Unaudited)	$8.97	0.17	(0.02)	0.15	(0.18)	(0.18)
Year Ended 7/31/2019	$9.15	0.35	(0.17)	0.18	(0.36)	(0.36)
Year Ended 7/31/2018	$9.06	0.28	0.07	0.35	(0.26)	(0.26)
Year Ended 7/31/2017	$8.89	0.26	0.18	0.44	(0.27)	(0.27)
Year Ended 7/31/2016	$9.03	0.29	(0.14)	0.15	(0.29)	(0.29)
Year Ended 7/31/2015	$9.24	0.28	(0.21)	0.07	(0.28)	(0.28)
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$8.96	0.22	(0.03)	0.19	(0.23)	(0.23)
Year Ended 7/31/2019	$9.14	0.44	(0.17)	0.27	(0.45)	(0.45)
Year Ended 7/31/2018	$9.05	0.37	0.08	0.45	(0.36)	(0.36)
Year Ended 7/31/2017	$8.88	0.34	0.19	0.53	(0.36)	(0.36)
Year Ended 7/31/2016	$9.02	0.37	(0.13)	0.24	(0.38)	(0.38)
Year Ended 7/31/2015	$9.23	0.37	(0.21)	0.16	(0.37)	(0.37)
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$9.00	0.22	(0.02)	0.20	(0.23)	(0.23)
Year Ended 7/31/2019	$9.19	0.44	(0.18)	0.26	(0.45)	(0.45)
Year Ended 7/31/2018	$9.09	0.39	0.07	0.46	(0.36)	(0.36)
Year Ended 7/31/2017	$8.92	0.35	0.18	0.53	(0.36)	(0.36)
Year Ended 7/31/2016	$9.06	0.38	(0.14)	0.24	(0.38)	(0.38)
Year Ended 7/31/2015	$9.27	0.38	(0.21)	0.17	(0.38)	(0.38)
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Floating Rate Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 1/31/2020 (Unaudited)	$8.93	2.03%	1.05%(c)	1.03%(c),(d)	4.58%(c)	18%	$261,190
Year Ended 7/31/2019	$8.97	2.79%	1.02%	1.02%	4.68%	32%	$323,191
Year Ended 7/31/2018	$9.15	4.75%	1.04%	1.03%(d)	3.85%	67%	$386,052
Year Ended 7/31/2017	$9.06	5.74%	1.05%	1.03%	3.58%	76%	$366,211
Year Ended 7/31/2016	$8.89	2.53%	1.08%	1.04%(d)	4.03%	25%	$454,902
Year Ended 7/31/2015	$9.03	1.58%	1.07%	1.05%(d)	3.87%	36%	$556,853
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$8.92	2.15%	0.80%(c)	0.78%(c),(d)	4.82%(c)	18%	$24,709
Year Ended 7/31/2019	$8.96	3.05%	0.77%	0.77%	4.95%	32%	$29,255
Year Ended 7/31/2018	$9.14	5.01%	0.80%	0.78%(d)	4.14%	67%	$35,048
Year Ended 7/31/2017	$9.05	6.13%	0.80%	0.78%	3.84%	76%	$17,868
Year Ended 7/31/2016	$8.87	2.66%	0.84%	0.79%(d)	4.30%	25%	$18,675
Year Ended 7/31/2015	$9.02	1.94%	0.82%	0.80%(d)	4.12%	36%	$11,219
Class C
Six Months Ended 1/31/2020 (Unaudited)	$8.94	1.76%	1.80%(c)	1.78%(c),(d)	3.82%(c)	18%	$67,154
Year Ended 7/31/2019	$8.97	2.02%	1.77%	1.77%	3.93%	32%	$75,406
Year Ended 7/31/2018	$9.15	3.96%	1.79%	1.78%(d)	3.09%	67%	$89,274
Year Ended 7/31/2017	$9.06	4.96%	1.80%	1.78%	2.83%	76%	$99,233
Year Ended 7/31/2016	$8.89	1.76%	1.84%	1.79%(d)	3.28%	25%	$91,734
Year Ended 7/31/2015	$9.03	0.83%	1.82%	1.80%(d)	3.12%	36%	$100,881
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$8.92	2.15%	0.80%(c)	0.78%(c),(d)	4.83%(c)	18%	$337,648
Year Ended 7/31/2019	$8.96	3.05%	0.77%	0.77%	4.93%	32%	$446,512
Year Ended 7/31/2018	$9.14	5.01%	0.79%	0.78%(d)	4.09%	67%	$534,756
Year Ended 7/31/2017	$9.05	6.01%	0.80%	0.78%	3.82%	76%	$505,884
Year Ended 7/31/2016	$8.88	2.78%	0.84%	0.79%(d)	4.28%	25%	$122,746
Year Ended 7/31/2015	$9.02	1.83%	0.82%	0.80%(d)	4.12%	36%	$105,935
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$8.97	2.28%	0.76%(c)	0.74%(c)	4.82%(c)	18%	$77,284
Year Ended 7/31/2019	$9.00	2.98%	0.74%	0.74%	4.91%	32%	$56,376
Year Ended 7/31/2018	$9.19	5.16%	0.76%	0.74%	4.23%	67%	$103,392
Year Ended 7/31/2017	$9.09	6.04%	0.75%	0.74%	3.86%	76%	$20,485
Year Ended 7/31/2016	$8.92	2.84%	0.75%	0.74%	4.27%	25%	$14,702
Year Ended 7/31/2015	$9.06	1.91%	0.74%	0.74%	4.19%	36%	$46,248
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2020	31

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$8.97	0.22	(0.03)	0.19	(0.23)	(0.23)
Year Ended 7/31/2019	$9.15	0.45	(0.17)	0.28	(0.46)	(0.46)
Year Ended 7/31/2018	$9.06	0.38	0.07	0.45	(0.36)	(0.36)
Year Ended 7/31/2017	$8.89	0.35	0.18	0.53	(0.36)	(0.36)
Year Ended 7/31/2016	$9.03	0.38	(0.13)	0.25	(0.39)	(0.39)
Year Ended 7/31/2015(e)	$9.12	0.06	(0.09)	(0.03)	(0.06)	(0.06)
Class R
Six Months Ended 1/31/2020 (Unaudited)	$8.98	0.19	(0.02)	0.17	(0.21)	(0.21)
Year Ended 7/31/2019	$9.16	0.40	(0.18)	0.22	(0.40)	(0.40)
Year Ended 7/31/2018	$9.07	0.32	0.08	0.40	(0.31)	(0.31)
Year Ended 7/31/2017	$8.90	0.30	0.18	0.48	(0.31)	(0.31)
Year Ended 7/31/2016	$9.04	0.33	(0.14)	0.19	(0.33)	(0.33)
Year Ended 7/31/2015	$9.25	0.33	(0.21)	0.12	(0.33)	(0.33)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Floating Rate Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$8.93	2.20%	0.71%(c)	0.69%(c)	4.90%(c)	18%	$80,776
Year Ended 7/31/2019	$8.97	3.13%	0.69%	0.69%	5.02%	32%	$106,005
Year Ended 7/31/2018	$9.15	5.10%	0.70%	0.69%	4.18%	67%	$107,695
Year Ended 7/31/2017	$9.06	6.11%	0.70%	0.70%	3.82%	76%	$123,550
Year Ended 7/31/2016	$8.89	2.88%	0.70%	0.68%	4.39%	25%	$10
Year Ended 7/31/2015(e)	$9.03	(0.28%)	0.70%(c)	0.70%(c)	4.13%(c)	36%	$10
Class R
Six Months Ended 1/31/2020 (Unaudited)	$8.94	1.90%	1.30%(c)	1.28%(c),(d)	4.32%(c)	18%	$2,015
Year Ended 7/31/2019	$8.98	2.54%	1.27%	1.27%	4.42%	32%	$2,439
Year Ended 7/31/2018	$9.16	4.48%	1.29%	1.28%(d)	3.53%	67%	$2,844
Year Ended 7/31/2017	$9.07	5.48%	1.30%	1.28%	3.33%	76%	$6,526
Year Ended 7/31/2016	$8.90	2.27%	1.34%	1.29%(d)	3.80%	25%	$6,725
Year Ended 7/31/2015	$9.04	1.33%	1.33%	1.30%(d)	3.64%	36%	$4,030
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Semiannual Report 2020	33

Notes to Financial Statements
January 31, 2020 (Unaudited)
Note 1. Organization
Columbia Floating Rate Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may
34	Columbia Floating Rate Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan participations and assignments of all or a portion of a loan. When the Fund purchases a senior loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other parties positioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan participations and assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan participations and assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Columbia Floating Rate Fund | Semiannual Report 2020	35

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
36	Columbia Floating Rate Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended January 31, 2020 was 0.64% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Floating Rate Fund | Semiannual Report 2020	37

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended January 31, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $838,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended January 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	68,440
Class C	—	1.00(b)	3,036

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
38	Columbia Floating Rate Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	1.02%	1.03%
Advisor Class	0.77	0.78
Class C	1.77	1.78
Institutional Class	0.77	0.78
Institutional 2 Class	0.73	0.75
Institutional 3 Class	0.68	0.70
Class R	1.27	1.28
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
873,781,000	10,513,000	(28,563,000)	(18,050,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
1,262,368	19,690,752	20,953,120
Columbia Floating Rate Fund | Semiannual Report 2020	39

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $158,925,817 and $346,926,348, respectively, for the six months ended January 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended January 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	9,200,000	2.60	4
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at January 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
40	Columbia Floating Rate Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
The Fund had no borrowings during the six months ended January 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Floating rate loan risk
Floating rate loans are generally subject to legal or contractual restrictions on resale, may trade infrequently on the secondary market, may trade only in the over-the-counter market and are typically subject to extended settlement periods. Each of these factors may result in increased liquidity risk and impaired value when the Fund needs to liquidate such loans. Additionally, portfolio managers may avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans (including from the issuer itself) being considered for acquisition by the Fund, or held in the Fund. A decision not to receive Confidential Information may disadvantage the Fund and could adversely affect the Fund’s performance. Certain floating rate and other loans may not be fully collateralized and may decline in value. Because rates on certain floating rate loans reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can cause fluctuations in the Fund’s NAV.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The market values of securities or other investments that the Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and
Columbia Floating Rate Fund | Semiannual Report 2020	41

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
disease/virus epidemics. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in the Fund. An investment in the Fund could lose money over short or even long periods.
Shareholder concentration risk
At January 31, 2020, affiliated shareholders of record owned 46.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). This event does not affect the overall net assets of the class. The Reverse Stock Split is expected to occur in the second half of 2020.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
42	Columbia Floating Rate Fund | Semiannual Report 2020

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Columbia Floating Rate Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR149_07_K01_(03/20)

SemiAnnual Report
January 31, 2020
Columbia Global Opportunities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Global Opportunities Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Opportunities Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders maximum total return through a combination of growth of capital and current income.
Portfolio management
Anwiti Bahuguna, Ph.D.
Lead Portfolio Manager
Managed Fund since 2010
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended January 31, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	01/23/85	4.82	9.59	5.87	6.97
	Including sales charges		-1.18	3.27	4.63	6.34
Advisor Class*		11/08/12	5.03	9.85	6.14	7.15
Class C	Excluding sales charges	06/26/00	4.40	8.70	5.08	6.18
	Including sales charges		3.40	7.70	5.08	6.18
Institutional Class*		09/27/10	4.97	9.79	6.14	7.24
Institutional 2 Class*		11/08/12	4.99	9.87	6.21	7.23
Institutional 3 Class*		03/01/17	4.98	9.88	6.07	7.07
Class R		12/11/06	4.69	9.27	5.59	6.69
Blended Benchmark			4.99	11.05	5.65	6.05
MSCI ACWI All Cap Index (Net)			7.08	15.25	8.38	9.21
Bloomberg Barclays Global Aggregate Index			2.78	6.58	2.60	2.56
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to December 14, 2012 reflects returns achieved pursuant to different principal investment strategies.
The Blended Benchmark consists of 50% MSCI ACWI All Cap Index (Net) and 50% Bloomberg Barclays Global Aggregate Index.
The MSCI ACWI All Cap Index (Net) captures large-, mid-, small- and micro-cap representation across 24 developed markets countries and large-, mid- and small-cap representation across 21 emerging markets countries.
The Bloomberg Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI All Cap Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Global Opportunities Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown (%) (at January 31, 2020)
Communication Services	10.4
Consumer Discretionary	11.6
Consumer Staples	7.4
Energy	5.3
Financials	14.8
Health Care	12.8
Industrials	10.8
Information Technology	18.3
Materials	2.6
Real Estate	3.4
Utilities	2.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at January 31, 2020)
Argentina	0.1
Australia	0.3
Brazil	1.3
Canada	1.9
China	3.0
Denmark	0.1
Finland	0.7
France	1.7
Germany	0.8
Hong Kong	0.6
Hungary	0.1
India	1.0
Indonesia	1.6
Ireland	1.2
Israel	0.4
Italy	0.3
Japan	7.5
Luxembourg	0.0(a)
Malta	0.0(a)
Marshall Islands	0.0(a)
Mexico	0.1
Netherlands	1.8
New Zealand	0.3
Norway	0.5
Pakistan	0.1
Panama	0.1
Peru	0.1
Philippines	0.1
Portugal	0.0(a)
Puerto Rico	0.2
Russian Federation	0.8
Singapore	0.2
South Africa	1.6
South Korea	2.5
Spain	0.6
Sweden	0.1
Switzerland	0.8
Taiwan	0.6
Thailand	0.2
United Kingdom	3.2
United States	63.5
Total	100.0

(a)	Rounds to zero.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At January 31, 2020, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

4	Columbia Global Opportunities Fund | Semiannual Report 2020

Fund at a Glance   (continued)
(Unaudited)
Market exposure through derivatives investments (% of notional exposure) (at January 31, 2020)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	180.3	—	180.3
Equity Derivative Contracts	9.0	(71.0)	(62.0)
Foreign Currency Derivative Contracts	—	(18.3)	(18.3)
Total Notional Market Value of Derivative Contracts	189.3	(89.3)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
Columbia Global Opportunities Fund | Semiannual Report 2020	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2019 — January 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,048.20	1,019.46	5.82	5.74	1.13
Advisor Class	1,000.00	1,000.00	1,050.30	1,020.71	4.54	4.47	0.88
Class C	1,000.00	1,000.00	1,044.00	1,015.69	9.66	9.53	1.88
Institutional Class	1,000.00	1,000.00	1,049.70	1,020.76	4.48	4.42	0.87
Institutional 2 Class	1,000.00	1,000.00	1,049.90	1,020.91	4.33	4.27	0.84
Institutional 3 Class	1,000.00	1,000.00	1,049.80	1,021.17	4.07	4.01	0.79
Class R	1,000.00	1,000.00	1,046.90	1,018.20	7.10	7.00	1.38
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Global Opportunities Fund | Semiannual Report 2020

Portfolio of Investments
January 31, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 2.6%
	Shares	Value ($)
United States 2.6%
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	3,419,748	14,191,953
Total Alternative Strategies Funds (Cost $18,134,339)		14,191,953

Common Stocks 65.1%
Issuer	Shares	Value ($)
Argentina 0.1%
MercadoLibre, Inc.(b)	485	321,555
Australia 0.3%
Ansell Ltd.	68,846	1,455,217
Brazil 1.2%
Afya Ltd., Class A(b)	14,803	442,017
Arco Platform Ltd., Class A(b)	5,794	300,592
BK Brasil Operacao e Assessoria a Restaurantes SA	135,600	523,073
IRB Brasil Resseguros SA	67,700	699,669
Itaú Unibanco Holding SA, ADR	104,434	794,743
Localiza Rent a Car SA	43,967	545,866
Lojas Renner SA	18,700	251,642
Magazine Luiza SA	35,500	462,546
Notre Dame Intermedica Participacoes SA	31,700	515,182
Pagseguro Digital Ltd., Class A(b)	6,604	214,564
Petroleo Brasileiro SA, ADR	56,934	803,339
Stone Co., Ltd., Class A(b)	6,604	286,878
XP, Inc., Class A(b)	12,291	493,361
Total		6,333,472
Canada 1.9%
Alimentation Couche-Tard, Inc., Class B	61,872	2,067,854
Barrick Gold Corp.	99,877	1,849,722
Cameco Corp.	117,193	945,747
Cott Corp.	151,444	2,315,579
Parex Resources, Inc.(b)	27,624	437,300
Stars Group, Inc. (The)(b)	49,542	1,182,210
Yamana Gold, Inc.	354,114	1,441,244
Total		10,239,656
Common Stocks (continued)
Issuer	Shares	Value ($)
China 3.1%
58.Com, Inc., ADR(b)	6,278	349,182
Alibaba Group Holding Ltd., ADR(b)	18,470	3,815,717
BeiGene Ltd., ADR(b)	3,257	496,237
China Resources Cement Holdings Ltd.	392,000	438,551
CNOOC Ltd.	321,000	480,549
Ctrip.com International Ltd.(b)	6,169	198,210
GDS Holdings Ltd., ADR(b)	3,659	189,207
JD.com, Inc., ADR(b)	11,310	426,274
Kingdee International Software Group Co., Ltd.	295,000	315,017
Kweichow Moutai Co., Ltd., Class A	1,400	205,819
Midea Group Co., Ltd., Class A	53,200	403,827
NetEase, Inc., ADR	1,100	352,836
New Oriental Education & Technology Group, Inc., ADR(b)	2,468	299,985
Ping An Insurance Group Co. of China Ltd., Class H	99,500	1,125,132
Shenzhou International Group Holdings Ltd.	45,900	606,790
TAL Education Group, ADR(b)	8,554	426,845
Tencent Holdings Ltd.	113,700	5,422,376
WuXi AppTec Co., Ltd., Class H	24,500	296,753
Wuxi Biologics Cayman, Inc.(b)	54,500	689,310
Total		16,538,617
Denmark 0.1%
Novo Nordisk A/S, Class B	11,547	702,885
Finland 0.7%
Neste OYJ	26,362	1,049,015
UPM-Kymmene OYJ	56,476	1,779,471
Valmet OYJ	47,167	1,020,304
Total		3,848,790
France 1.5%
AXA SA	62,354	1,658,091
Capgemini SE	17,865	2,218,668
DBV Technologies SA, ADR(b)	21,486	209,059
Eiffage SA	14,181	1,643,773
Sanofi	12,479	1,203,455
Total SA	19,997	973,668
Total		7,906,714
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Germany 0.8%
Aroundtown SA	156,279	1,479,466
Bayer AG, Registered Shares	13,041	1,046,613
Covestro AG	30,747	1,295,764
Duerr AG	19,300	577,822
Total		4,399,665
Hong Kong 0.6%
AIA Group Ltd.	106,200	1,052,331
Galaxy Entertainment Group Ltd.	101,000	661,003
Techtronic Industries Co., Ltd.	56,000	446,829
WH Group Ltd.	1,150,500	1,082,737
Total		3,242,900
Hungary 0.1%
OTP Bank Nyrt	13,791	638,827
India 1.0%
Apollo Hospitals Enterprise Ltd.	14,410	334,302
Asian Paints Ltd.	17,718	445,228
Bajaj Finance Ltd.	3,829	233,393
Balkrishna Industries Ltd.	25,582	382,088
Eicher Motors Ltd.	1,247	353,374
HDFC Bank Ltd., ADR	16,596	950,619
HDFC Life Insurance Co., Ltd.	50,541	423,750
Indraprastha Gas Ltd.	51,714	367,226
Jubilant Foodworks Ltd.	16,487	435,756
Maruti Suzuki India Ltd.	1,720	166,101
Reliance Industries Ltd.	53,174	1,048,827
Tech Mahindra Ltd.	24,717	275,928
Total		5,416,592
Indonesia 0.5%
PT Ace Hardware Indonesia Tbk	3,154,700	397,370
PT Bank Central Asia Tbk	457,600	1,081,318
PT Bank Rakyat Indonesia Persero Tbk	2,558,100	831,651
PT Bank Tabungan Pensiunan Nasional Syariah Tbk(b)	550,900	177,426
PT Pakuwon Jati Tbk	6,725,200	255,259
Total		2,743,024
Common Stocks (continued)
Issuer	Shares	Value ($)
Ireland 1.2%
Amarin Corp. PLC, ADR(b)	6,571	121,892
Horizon Therapeutics PLC(b)	1,320	45,527
Ingersoll-Rand PLC	18,912	2,519,646
Medtronic PLC	31,844	3,676,071
Total		6,363,136
Israel 0.4%
Bank Hapoalim BM	152,522	1,309,499
Bezeq Israeli Telecommunication Corp., Ltd.(b)	783,684	601,950
Caesarstone Ltd.	5,450	71,286
Total		1,982,735
Italy 0.3%
Esprinet SpA	86,514	449,518
Recordati SpA	29,631	1,267,930
Total		1,717,448
Japan 5.1%
Amano Corp.	50,900	1,469,940
Bandai Namco Holdings, Inc.	16,300	947,168
BayCurrent Consulting, Inc.	10,500	733,127
CYBERDYNE, Inc.(b)	12,400	59,812
Invincible Investment Corp.	2,417	1,221,024
ITOCHU Corp.	85,300	1,992,691
Kinden Corp.	44,400	756,572
Koito Manufacturing Co., Ltd.	16,600	720,381
Matsumotokiyoshi Holdings Co., Ltd.	50,100	2,003,322
Meitec Corp.	13,700	778,786
Nihon M&A Center, Inc.	42,900	1,227,258
Nippon Telegraph & Telephone Corp.	79,400	2,024,465
ORIX Corp.	101,800	1,719,653
Round One Corp.	107,500	1,001,437
Shionogi & Co., Ltd.	23,900	1,421,432
Ship Healthcare Holdings, Inc.	12,700	569,426
Sony Corp.	31,000	2,167,734
Subaru Corp.	23,600	590,295
Sumitomo Mitsui Financial Group, Inc.	37,100	1,304,414
Takeda Pharmaceutical Co., Ltd.	63,251	2,429,054
Takuma Co., Ltd.	92,200	1,005,199
Toyota Motor Corp.	11,800	820,427

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Global Opportunities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
ValueCommerce Co., Ltd.	29,500	686,432
Total		27,650,049
Luxembourg 0.0%
Ternium SA, ADR	12,761	267,088
Malta 0.0%
BGP Holdings PLC(b),(c),(d)	581,000	1
Marshall Islands 0.0%
Costamare, Inc.	13,400	106,262
Dorian LPG Ltd.(b)	1,100	14,432
Total		120,694
Mexico 0.1%
Grupo Financiero Banorte SAB de CV, Class O	62,100	382,713
Netherlands 1.8%
ABN AMRO Bank NV	85,975	1,496,435
ASR Nederland NV	40,343	1,501,127
ING Groep NV	79,679	865,091
Koninklijke Ahold Delhaize NV	78,859	1,935,315
NXP Semiconductors NV	17,976	2,280,435
Signify NV	54,196	1,806,181
uniQure NV(b)	1,100	63,316
Total		9,947,900
Norway 0.5%
BW LPG Ltd.	92,038	740,894
SalMar ASA	37,410	1,829,769
Total		2,570,663
Pakistan 0.1%
Lucky Cement Ltd.	100,800	309,888
Oil & Gas Development Co., Ltd.	266,300	237,133
Total		547,021
Panama 0.1%
Copa Holdings SA, Class A	3,776	369,897
Peru 0.1%
Credicorp Ltd.	2,637	544,751
Philippines 0.2%
Ayala Land, Inc.	1,012,500	824,173
Portugal 0.0%
Banco Espirito Santo SA, Registered Shares(b),(c),(d)	641,287	1
Common Stocks (continued)
Issuer	Shares	Value ($)
Puerto Rico 0.3%
EVERTEC, Inc.	3,975	133,441
Popular, Inc.	22,378	1,252,273
Total		1,385,714
Russian Federation 0.8%
Detsky Mir PJSC	171,772	309,062
Lukoil PJSC, ADR	8,078	821,891
Mail.ru Group Ltd., GDR(b),(e)	17,720	417,129
Sberbank of Russia PJSC, ADR	90,387	1,441,765
TCS Group Holding PLC, GDR(e)	20,300	483,130
Yandex NV, Class A(b)	21,247	952,078
Total		4,425,055
Singapore 0.2%
DBS Group Holdings Ltd.	55,700	1,026,053
South Africa 0.4%
AVI Ltd.	48,182	248,478
Bidvest Group Ltd. (The)	14,786	203,931
Capitec Bank Holdings Ltd.	3,397	304,686
Naspers Ltd., Class N	7,089	1,149,811
Total		1,906,906
South Korea 1.4%
GS Home Shopping, Inc.	2,406	262,204
Hyundai Home Shopping Network Corp.	6,056	380,137
KB Financial Group, Inc.	6,113	224,869
NAVER Corp.	862	128,549
Pearl Abyss Corp.(b)	1,165	175,988
Samsung Electro-Mechanics Co., Ltd.	6,372	653,305
Samsung Electronics Co., Ltd.	87,766	4,066,464
SK Hynix, Inc.	13,198	1,004,188
Youngone Corp.	34,560	891,222
Total		7,786,926
Spain 0.6%
ACS Actividades de Construccion y Servicios SA	45,596	1,515,932
Endesa SA	35,550	976,100
Tecnicas Reunidas SA(b)	33,113	805,994
Total		3,298,026
Sweden 0.1%
Granges AB	72,428	669,077

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 0.8%
Landis+Gyr Group AG(b)	4,112	376,842
Nestlé SA, Registered Shares	12,806	1,412,408
Roche Holding AG, Genusschein Shares	8,015	2,688,781
Total		4,478,031
Taiwan 0.6%
ASMedia Technology, Inc.	10,000	258,935
Parade Technologies Ltd.	29,000	603,395
Sea Ltd. ADR(b)	3,174	143,592
Taiwan Semiconductor Manufacturing Co., Ltd.	237,530	2,449,934
Total		3,455,856
Thailand 0.2%
Muangthai Capital PCL, Foreign Registered Shares	503,000	1,040,671
Tisco Financial Group PCL, Foreign Registered Shares	91,700	301,711
Total		1,342,382
United Kingdom 2.9%
BP PLC	216,861	1,305,526
British American Tobacco PLC	43,090	1,900,050
BT Group PLC	401,810	853,825
Cardtronics PLC, Class A(b)	3,375	151,875
Crest Nicholson Holdings PLC	118,728	782,605
DCC PLC	26,300	2,123,514
GW Pharmaceuticals PLC, ADR(b)	2,896	334,575
John Wood Group PLC	135,327	669,854
Just Group PLC(b)	825,899	850,668
Legal & General Group PLC	408,109	1,641,376
Royal Dutch Shell PLC, Class B	118,419	3,111,651
TP ICAP PLC	277,846	1,452,843
WPP PLC	37,741	469,255
Total		15,647,617
United States 35.0%
Abbott Laboratories	41,589	3,624,065
ACADIA Pharmaceuticals, Inc.(b)	6,136	245,072
Acceleron Pharma, Inc.(b)	510	46,298
Adobe, Inc.(b)	10,434	3,663,795
ADTRAN, Inc.	5,390	48,780
Aerie Pharmaceuticals, Inc.(b)	13,776	282,132
Alexander’s, Inc.	45	14,521
Common Stocks (continued)
Issuer	Shares	Value ($)
Alexion Pharmaceuticals, Inc.(b)	13,539	1,345,641
Allstate Corp. (The)	23,624	2,800,389
Alphabet, Inc., Class C(b)	5,648	8,100,531
Amazon.com, Inc.(b)	3,964	7,962,566
Ameren Corp.	26,184	2,148,397
American Assets Trust, Inc.	2,650	120,734
American Electric Power Co., Inc.	25,050	2,610,711
American Equity Investment Life Holding Co.	3,700	97,717
American Tower Corp.	11,246	2,606,148
American Woodmark Corp.(b)	1,410	154,606
Amkor Technology, Inc.(b)	10,510	118,237
Amphastar Pharmaceuticals, Inc.(b)	5,300	100,223
Angiodynamics, Inc.(b)	6,200	85,374
Apple, Inc.	20,020	6,196,390
ArcBest Corp.	2,115	47,186
Arcutis Biotherapeutics, Inc.(b)	3,110	67,798
Arena Pharmaceuticals, Inc.(b)	2,470	112,854
Ares Commercial Real Estate Corp.	3,100	50,654
Arrowhead Pharmaceuticals, Inc.(b)	1,030	43,167
Ascent Resources, Class B(b),(c),(d)	195,286	43,744
Ashford Hospitality Trust, Inc.	30,700	75,522
Atara Biotherapeutics, Inc.(b)	2,050	27,122
Atkore International Group, Inc.(b)	3,750	148,875
Atlantic Capital Bancshares, Inc.(b)	900	16,983
Avista Corp.	2,775	141,109
Badger Meter, Inc.	275	16,242
Bancorp, Inc. (The)(b)	11,300	133,679
Bank of America Corp.	116,541	3,826,041
Barrett Business Services, Inc.	1,310	108,507
Baxter International, Inc.	30,418	2,713,894
Benchmark Electronics, Inc.	4,050	124,659
BioMarin Pharmaceutical, Inc.(b)	11,851	989,558
Black Diamond Therapeutics, Inc.(b)	1,897	71,138
bluebird bio, Inc.(b)	770	61,361
Blueprint Medicines Corp.(b)	920	58,374
BMC Stock Holdings, Inc.(b)	5,150	150,303
Boyd Gaming Corp.	550	16,418
Brady Corp., Class A	1,575	87,208
Brinker International, Inc.	1,625	69,371

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Opportunities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Bristol-Myers Squibb Co.	28,511	1,794,767
Broadcom, Inc.	14,575	4,447,707
Builders FirstSource, Inc.(b)	6,300	156,208
Burford Capital Ltd.	89,856	746,349
California Resources Corp.(b)	4,875	35,783
Cass Information Systems, Inc.	473	25,551
Cathay General Bancorp	3,950	142,437
Chase Corp.	430	39,547
Chesapeake Utilities Corp.	1,320	126,997
Chevron Corp.	30,954	3,316,412
Cigna Corp.	14,549	2,798,937
Cirrus Logic, Inc.(b)	215	16,514
Cisco Systems, Inc.	74,648	3,431,569
Citigroup, Inc.	41,228	3,067,775
Cohen & Steers, Inc.	2,125	157,207
Collectors Universe, Inc.	4,200	103,152
Comcast Corp., Class A	79,587	3,437,363
Commercial Metals Co.	3,700	76,035
CommVault Systems, Inc.(b)	3,025	136,185
Comtech Telecommunications Corp.	2,600	75,166
ConnectOne Bancorp, Inc.	4,850	114,508
CoreCivic, Inc.	6,450	102,878
CorEnergy Infrastructure Trust, Inc.	2,668	121,661
Corvel Corp.(b)	990	90,654
Cross Country Healthcare, Inc.(b)	6,000	59,400
CryoLife, Inc.(b)	2,300	68,402
CSW Industrials, Inc.	1,765	133,928
Customers Bancorp, Inc.(b)	5,290	113,100
CVR Energy, Inc.	3,425	118,539
Dana, Inc.	1,925	29,664
Deckers Outdoor Corp.(b)	830	158,455
Delek U.S. Holdings, Inc.	2,700	74,142
Deluxe Corp.	1,385	66,757
Denbury Resources, Inc.(b)	6,100	6,009
Dentsply Sirona, Inc.	32,136	1,799,616
DHI Group, Inc.(b)	18,300	51,240
Dine Brands Global, Inc.	1,520	129,580
Discovery, Inc., Class A(b)	66,751	1,953,134
DISH Network Corp., Class A(b)	25,184	925,764
Common Stocks (continued)
Issuer	Shares	Value ($)
DMC Global Inc	875	36,601
Dynavax Technologies Corp.(b)	9,375	47,344
EastGroup Properties, Inc.	1,270	172,809
Echo Global Logistics, Inc.(b)	3,200	62,016
Edgewell Personal Care Co.(b)	2,275	58,741
Electronic Arts, Inc.(b)	23,715	2,559,323
Eli Lilly & Co.	23,073	3,221,914
Ellington Financial, Inc.	6,050	110,533
EMCOR Group, Inc.	1,820	149,549
Employers Holdings, Inc.	3,000	127,950
Encore Capital Group, Inc.(b)	3,475	117,976
Enova International, Inc.(b)	4,700	117,782
EOG Resources, Inc.	17,254	1,257,989
Essent Group Ltd.	3,425	169,914
Everi Holdings, Inc.(b)	10,700	133,750
Exact Sciences Corp.(b)	10,651	993,525
Fate Therapeutics, Inc.(b)	2,190	55,538
Federal Agricultural Mortgage Corp.	1,540	117,502
Federated Hermes, Inc., Class B	4,575	165,752
Fidelity National Information Services, Inc.	20,147	2,894,318
First BanCorp	12,800	118,656
Flagstar Bancorp, Inc.	3,325	117,173
Foundation Building Materials, Inc.(b)	5,600	99,848
FTI Consulting, Inc.(b)	570	68,434
Fulton Financial Corp.	5,800	95,526
Funko, Inc., Class A(b)	5,700	85,671
General Motors Co.	62,910	2,100,565
Genesco, Inc.(b)	2,200	86,504
Genworth Financial, Inc., Class A(b)	13,200	54,120
GEO Group, Inc. (The)	3,100	48,980
Gibraltar Industries, Inc.(b)	2,750	149,930
Global Blood Therapeutics, Inc.(b)	620	40,461
GMS, Inc.(b)	4,675	124,916
GNC Holdings, Inc., Class A(b)	19,200	41,088
Gogo(b)	7,200	37,872
Gossamer Bio, Inc.(b)	1,935	25,697
Gray Television, Inc.(b)	2,850	57,798
Great Lakes Dredge & Dock Corp.(b)	11,550	120,928
Great Southern Bancorp, Inc.	1,825	103,861

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2020	11

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Hackett Group	1,900	29,365
HealthStream, Inc.(b)	4,425	113,059
Heidrick & Struggles International, Inc.	3,550	100,891
Herman Miller, Inc.	3,025	116,916
Hibbett Sports, Inc.(b)	3,900	96,642
Hilltop Holdings, Inc.	5,350	121,124
HNI Corp.	3,050	109,709
Home Depot, Inc. (The)	16,405	3,741,980
Immunomedics, Inc.(b)	6,370	118,291
Independence Realty Trust, Inc.	4,900	71,883
Independent Bank Group, Inc.	2,550	136,476
Ingles Markets, Inc., Class A	2,725	113,605
Innospec, Inc.	1,090	109,796
Insmed, Inc.(b)	12,536	257,489
Integer Holdings Corp.(b)	1,750	149,450
International Bancshares Corp.	3,435	135,339
International Business Machines Corp.	22,983	3,303,347
Investors Bancorp, Inc.	3,200	38,672
Investors Real Estate Trust	1,783	131,407
j2 Global, Inc.	1,810	173,507
John B. Sanfilippo & Son, Inc.	1,380	116,334
JPMorgan Chase & Co.	33,577	4,444,252
K12, Inc.(b)	4,200	67,788
Karuna Therapeutics, Inc.(b)	200	18,982
KBR, Inc.	4,550	123,760
KeyCorp	112,961	2,113,500
Kforce, Inc.	3,525	130,601
Kimberly-Clark Corp.	15,806	2,264,051
Koppers Holdings, Inc.(b)	850	26,673
L3 Harris Technologies, Inc.	11,177	2,473,805
Lantheus Holdings, Inc.(b)	6,550	114,690
Lexington Realty Trust	12,800	141,696
Liberty Global PLC, Class C(b)	57,592	1,121,892
Liberty Oilfield Services, Inc., Class A	3,350	28,408
Lincoln National Corp.	37,914	2,065,555
Lithia Motors, Inc., Class A	850	115,294
Lydall, Inc.(b)	4,050	82,782
M/I Homes, Inc.(b)	2,175	96,548
Magellan Health, Inc.(b)	1,890	138,367
Common Stocks (continued)
Issuer	Shares	Value ($)
Malibu Boats, Inc., Class A(b)	3,375	147,791
Marriott Vacations Worldwide Corp.	970	116,633
Masco Corp.	50,481	2,398,857
MasTec, Inc.(b)	2,390	138,022
MasterCard, Inc., Class A	14,064	4,443,380
MasterCraft Boat Holdings, Inc.(b)	2,650	46,561
Materion Corp.	2,035	110,501
Matrix Service Co.(b)	5,700	114,684
MAXIMUS, Inc.	825	59,194
Medical Properties Trust, Inc.	70,916	1,570,789
Medifast, Inc.	1,050	101,462
Medpace Holdings, Inc.(b)	1,735	148,429
Meet Group, Inc. (The)(b)	25,000	133,250
Meridian Bioscience, Inc.	6,700	65,928
Meta Financial Group, Inc.	3,525	131,200
Methode Electronics, Inc.	3,350	109,713
Metropolitan Bank Holding Corp.(b)	350	17,203
Microsoft Corp.	61,545	10,476,805
Midland States Bancorp, Inc.	2,500	66,050
Mirati Therapeutics, Inc.(b)	830	72,069
Modine Manufacturing Co.(b)	5,850	41,126
Mondelez International, Inc., Class A	41,626	2,388,500
MRC Global, Inc.(b)	9,500	106,970
Mueller Industries, Inc.	4,275	124,702
National CineMedia, Inc.	6,800	50,184
Natus Medical, Inc.(b)	3,775	118,120
Nelnet, Inc., Class A	815	46,667
NexTier Oilfield Solutions, Inc.(b)	20,900	107,635
NIC, Inc.	5,700	112,461
Nicolet Bankshares, Inc.(b)	850	60,053
NMI Holdings, Inc., Class A(b)	4,600	146,832
Norfolk Southern Corp.	11,009	2,292,184
Northrop Grumman Corp.	6,630	2,483,399
NorthWestern Corp.	1,730	133,158
NuVasive, Inc.(b)	920	70,950
NVIDIA Corp.	8,293	1,960,714
Odonate Therapeutics, Inc.(b)	2,200	64,240
OFG Bancorp	5,800	114,318
Omnicell, Inc.(b)	1,850	150,368

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Opportunities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Otter Tail Corp.	250	13,390
Owens & Minor, Inc.	3,200	20,032
PennyMac Mortgage Investment Trust	900	20,925
PepsiCo, Inc.	21,459	3,047,607
Perdoceo Education Corp.(b)	4,350	77,343
Perspecta, Inc.	5,600	157,192
Philip Morris International, Inc.	32,969	2,726,536
Portland General Electric Co.	3,005	184,807
Precision BioSciences, Inc.(b)	3,662	29,626
Preferred Bank	1,610	96,777
Prestige Consumer Healthcare, Inc.(b)	3,300	133,848
Progress Software Corp.	3,250	146,672
ProLogis, Inc.	23,429	2,176,086
PS Business Parks, Inc.	906	151,809
Puma Biotechnology, Inc.(b)	3,578	28,123
Qorvo, Inc.(b)	11,593	1,227,235
Qualys, Inc.(b)	1,740	149,188
Quanex Building Products Corp.	7,050	124,926
Quidel Corp.(b)	1,145	87,936
Quotient Ltd.(b)	64,320	479,506
Radian Group, Inc.	7,250	177,552
Radiant Logistics, Inc.(b)	12,600	60,858
RE/MAX Holdings, Inc., Class A	425	16,269
Reata Pharmaceuticals, Inc., Class A(b)	660	144,401
Regional Management Corp.(b)	4,125	113,644
Rent-A-Center, Inc.	2,650	77,195
Restoration Hardware Holdings, Inc.(b)	300	62,625
Retail Value, Inc.	3,494	114,848
Rexnord Corp.(b)	2,400	78,360
RMR Group, Inc. (The), Class A	2,425	111,720
Rogers Corp.(b)	1,100	129,525
Rubius Therapeutics, Inc.(b)	2,890	22,542
Ryman Hospitality Properties, Inc.	360	30,611
Sage Therapeutics, Inc.(b)	3,056	202,552
Sanmina Corp.(b)	4,375	139,300
Sarepta Therapeutics, Inc.(b)	535	62,039
Schnitzer Steel Industries, Inc., Class A	5,225	84,018
Schweitzer-Mauduit International, Inc.	3,400	119,102
SeaWorld Entertainment, Inc.(b)	4,325	149,039
Common Stocks (continued)
Issuer	Shares	Value ($)
Selective Insurance Group, Inc.	340	22,525
Skywest, Inc.	1,100	60,687
Sleep Number Corp.(b)	1,925	99,311
Southwest Gas Holdings, Inc.	1,820	137,428
Southwestern Energy Co.(b)	11,700	18,369
SpartanNash Co.	7,200	87,696
Sportsman’s Warehouse Holdings, Inc.(b)	12,200	79,056
SpringWorks Therapeutics, Inc.(b)	2,783	87,609
SPS Commerce, Inc.(b)	2,300	130,709
SPX Corp.(b)	2,550	125,128
Stamps.com, Inc.(b)	1,040	77,470
Stanley Black & Decker, Inc.	15,319	2,440,776
Sturm Ruger & Co., Inc.	1,300	64,376
Supernus Pharmaceuticals, Inc.(b)	1,430	32,704
Symantec Corp.	82,421	2,342,405
Synaptics, Inc.(b)	2,300	153,387
Syneos Health, Inc.(b)	2,850	174,876
Target Corp.	20,151	2,231,522
Taylor Morrison Home Corp., Class A(b)	6,050	156,574
TCR2 Therapeutics, Inc.(b)	3,650	53,582
TechTarget, Inc.(b)	4,550	115,524
Tenet Healthcare Corp.(b)	1,250	39,550
Tilly’s, Inc.	1,900	16,150
T-Mobile U.S.A., Inc.(b)	25,187	1,994,559
TTEC Holdings, Inc.	2,550	101,286
Turning Point Therapeutics, Inc.(b)	1,383	80,906
U.S. Concrete, Inc.(b)	2,925	104,101
Ultra Clean Holdings, Inc.(b)	5,350	123,103
Ultragenyx Pharmaceutical, Inc.(b)	550	28,903
Union Pacific Corp.	14,362	2,576,830
United Community Banks, Inc.	2,500	69,800
Uniti Group, Inc.	14,500	91,785
Unitil Corp.	960	59,222
Universal Insurance Holdings, Inc.	1,838	44,737
Usana Health Sciences, Inc.(b)	1,265	78,051
Varex Imaging Corp.(b)	3,650	100,923
Vector Group Ltd.	2,415	31,733
Veritiv Corp.(b)	7,400	104,192
Verso Corp., Class A(b)	7,475	125,954

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2020	13

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Vertex Pharmaceuticals, Inc.(b)	5,432	1,233,336
Vishay Intertechnology, Inc.	7,350	149,131
Vishay Precision Group, Inc.(b)	3,475	120,026
W&T Offshore, Inc.(b)	4,800	19,872
Waddell & Reed Financial, Inc., Class A	2,400	38,352
Walt Disney Co. (The)	24,437	3,379,881
Washington Prime Group, Inc.	9,000	27,090
World Fuel Services Corp.	1,825	71,394
Xcel Energy, Inc.	31,888	2,206,331
Xenia Hotels & Resorts, Inc.	4,450	83,171
Xperi Corp.	6,750	108,608
Yelp, Inc.(b)	450	14,670
Zumiez, Inc.(b)	2,550	79,484
Total		188,837,677
Total Common Stocks (Cost $291,923,736)		351,335,504

Exchange-Traded Alternative Strategies Funds 0.6%
	Shares	Value ($)
United States 0.6%
Invesco DB Gold Fund	71,000	3,351,555
Total Exchange-Traded Alternative Strategies Funds (Cost $2,728,530)		3,351,555

Exchange-Traded Equity Funds 0.9%

United States 0.9%
iShares MSCI Canada ETF	156,328	4,638,252
Total Exchange-Traded Equity Funds (Cost $3,826,909)		4,638,252

Foreign Government Obligations(f),(g) 6.1%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
France 0.2%
French Republic Government Bond OAT(e)
05/25/2045	3.250%	EUR	644,000	1,186,720
Indonesia 1.1%
Indonesia Treasury Bond
09/15/2030	7.000%	IDR	80,000,000,000	6,006,277
Japan 1.9%
Japan Government 20-Year Bond
12/20/2027	2.100%	JPY	374,800,000	4,077,853
Foreign Government Obligations(f),(g) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Japan Government 30-Year Bond
03/20/2047	0.800%	JPY	363,100,000	3,759,408
06/20/2048	0.700%	JPY	161,650,000	1,632,952
09/20/2048	0.900%	JPY	78,600,000	833,909
Total				10,304,122
New Zealand 0.3%
New Zealand Government Bond
04/20/2029	3.000%	NZD	2,155,000	1,596,191
South Africa 1.3%
Republic of South Africa Government Bond
12/21/2026	10.500%	ZAR	47,000,000	3,535,202
01/31/2030	8.000%	ZAR	51,300,000	3,202,019
Total				6,737,221
South Korea 1.1%
Korea Treasury Bond
12/10/2028	2.375%	KRW	3,660,000,000	3,287,133
06/10/2029	1.875%	KRW	2,662,000,000	2,299,104
Total				5,586,237
United Kingdom 0.2%
United Kingdom Gilt(e)
01/22/2044	3.250%	GBP	612,297	1,190,477
Total Foreign Government Obligations (Cost $30,876,734)				32,607,245

Inflation-Indexed Bonds(f) 1.3%

Japan 0.5%
Japanese Government CPI-Linked Bond
03/10/2027	0.100%	JPY	279,490,540	2,647,745
United Kingdom 0.1%
United Kingdom Gilt Inflation-Linked Bond(e)
03/22/2052	0.250%	GBP	198,368	519,587
United States 0.7%
U.S. Treasury Inflation-Indexed Bond
07/15/2027	0.375%		1,820,095	1,898,174
01/15/2028	0.500%		1,723,649	1,811,597
Total				3,709,771
Total Inflation-Indexed Bonds (Cost $6,416,269)				6,877,103

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Opportunities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Preferred Stocks 0.1%
Issuer	Shares	Value ($)
Brazil 0.1%
Azul SA(b)	29,900	414,227
Lojas Americanas SA	42,116	270,637
Total		684,864
Total Preferred Stocks (Cost $431,564)		684,864

Residential Mortgage-Backed Securities - Agency 3.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 3.7%
Government National Mortgage Association TBA(h)
02/20/2050	3.500%	3,000,000	3,094,687
02/20/2050	4.000%	1,000,000	1,051,875
Uniform Mortgage-Backed Security TBA(h)
02/18/2035	2.500%	1,000,000	1,017,969
02/18/2035 - 02/12/2050	3.000%	3,750,000	3,842,486
02/12/2050	3.500%	4,000,000	4,129,062
02/12/2050	4.000%	3,500,000	3,656,680
02/12/2050	4.500%	2,000,000	2,116,016
02/12/2050	5.000%	1,000,000	1,071,445
Total			19,980,220
Total Residential Mortgage-Backed Securities - Agency (Cost $19,912,773)			19,980,220

U.S. Treasury Obligations 0.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.3%
U.S. Treasury
11/15/2028	3.125%	1,599,000	1,813,366
Total U.S. Treasury Obligations (Cost $1,662,864)			1,813,366

Options Purchased Calls 0.0%
Value ($)
(Cost $31,534)	74,490

Money Market Funds 20.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.648%(a),(i)	108,967,392	108,967,392
Total Money Market Funds (Cost $108,959,718)		108,967,392
Total Investments in Securities (Cost $484,904,970)		544,521,944
Other Assets & Liabilities, Net		(4,780,053)
Net Assets		$539,741,891

At January 31, 2020, securities and/or cash totaling $12,468,234 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
52,578,752,000 IDR	3,829,201 USD	Citi	02/21/2020	8,828	—
4,708,196,000 KRW	4,071,918 USD	Citi	02/21/2020	128,893	—
128,000,000 JPY	1,166,322 USD	HSBC	02/21/2020	—	(16,006)
4,516,197 NOK	509,159 USD	HSBC	02/21/2020	18,129	—
2,523,000 NZD	1,665,382 USD	HSBC	02/21/2020	34,186	—
12,045,099 USD	9,242,000 GBP	HSBC	02/21/2020	164,307	—
25,188,200 USD	2,758,095,365 JPY	HSBC	02/21/2020	288,156	—
375,015 USD	7,082,000 MXN	HSBC	02/21/2020	—	(1,126)
10,902,406 USD	100,408,000 NOK	HSBC	02/21/2020	14,598	—
12,564,235 USD	19,086,000 NZD	HSBC	02/21/2020	—	(224,556)
279,827 USD	1,060,000 PLN	HSBC	02/21/2020	—	(6,224)
673,896 USD	6,372,000 SEK	HSBC	02/21/2020	—	(11,485)
72,211,000 ZAR	5,003,967 USD	HSBC	02/21/2020	203,069	—
14,341,000 CAD	10,846,727 USD	Morgan Stanley	02/21/2020	10,524	—
605,000 CHF	629,336 USD	Morgan Stanley	02/21/2020	503	—
7,345,000 CHF	7,590,794 USD	Morgan Stanley	02/21/2020	—	(43,549)
8,980,000 GBP	11,764,365 USD	Morgan Stanley	02/21/2020	—	(98,918)
3,932,907 USD	5,709,000 AUD	Morgan Stanley	02/21/2020	—	(110,170)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2020	15

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
15,765,044 USD	20,613,000 CAD	Morgan Stanley	02/21/2020	—	(189,655)
1,227,466 USD	1,180,000 CHF	Morgan Stanley	02/21/2020	—	(982)
525,040 USD	3,511,000 DKK	Morgan Stanley	02/21/2020	—	(3,372)
2,893,338 USD	2,619,000 EUR	Morgan Stanley	02/21/2020	14,187	—
51,693,695 USD	46,271,572 EUR	Morgan Stanley	02/21/2020	—	(324,570)
29,673,000 ZAR	2,053,173 USD	Morgan Stanley	02/21/2020	80,384	—
5,541,000 CAD	4,195,564 USD	Morgan Stanley	03/26/2020	8,767	—
1,046,000 GBP	1,363,577 USD	Morgan Stanley	03/26/2020	—	(19,590)
4,700,000 ILS	1,364,749 USD	Morgan Stanley	03/26/2020	—	(377)
331,999,000 JPY	3,052,830 USD	Morgan Stanley	03/26/2020	—	(19,815)
3,533,488,000 KRW	2,997,728 USD	Morgan Stanley	03/26/2020	41,294	—
13,987,000 NOK	1,525,420 USD	Morgan Stanley	03/26/2020	4,436	—
4,478,087 USD	6,626,000 AUD	Morgan Stanley	03/26/2020	—	(38,421)
1,910,765 USD	1,854,000 CHF	Morgan Stanley	03/26/2020	21,079	—
1,801,033 USD	1,631,000 EUR	Morgan Stanley	03/26/2020	13,620	—
1,580,688 USD	15,177,000 SEK	Morgan Stanley	03/26/2020	—	(288)
1,145,648 USD	1,559,000 SGD	Morgan Stanley	03/26/2020	—	(3,027)
45,962,524,000 IDR	3,345,649 USD	Standard Chartered	02/21/2020	6,012	—
6,521,953 USD	45,008,000 CNY	Standard Chartered	02/21/2020	—	(64,148)
Total				1,060,972	(1,176,279)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
10-Year Mini Japanese Government Bond	17	03/2020	JPY	259,930,000	9,757	—
Australian 10-Year Bond	319	03/2020	AUD	47,175,934	514,505	—
CAC40 Index	55	02/2020	EUR	3,192,200	—	(136,733)
Canadian Government 10-Year Bond	103	03/2020	CAD	14,643,510	125,954	—
Euro Buxl	1	03/2020	EUR	210,900	6,201	—
EURO STOXX 50 Index	266	03/2020	EUR	9,679,740	—	(364,424)
Euro-Bund	20	03/2020	EUR	3,500,800	37,096	—
Euro-OAT	32	03/2020	EUR	5,351,040	88,216	—
FTSE 100 Index	56	03/2020	GBP	4,041,800	—	(245,084)
FTSE/MIB Index	56	03/2020	EUR	6,501,320	—	(151,915)
Japanese 10-Year Government Bond	19	03/2020	JPY	2,904,340,000	95,523	—
Long Gilt	68	03/2020	GBP	9,175,920	263,304	—
Russell 2000 Index E-mini	2	03/2020	USD	161,470	—	(3,405)
S&P/TSX 60 Index	29	03/2020	CAD	5,982,700	87,450	—
U.S. Treasury 10-Year Note	238	03/2020	USD	31,334,188	459,040	—
U.S. Treasury 5-Year Note	434	03/2020	USD	52,219,016	578,973	—
U.S. Ultra Treasury Bond	75	03/2020	USD	14,526,563	492,003	—
Total					2,758,022	(901,561)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
DAX Index	(15)	03/2020	EUR	(4,872,750)	176,549	—
MSCI EAFE Index	(102)	03/2020	USD	(10,080,150)	122,594	—
MSCI Emerging Markets Index	(392)	03/2020	USD	(20,581,960)	753,455	—
Russell 2000 Index E-mini	(18)	03/2020	USD	(1,453,230)	52,046	—
S&P 500 Index E-mini	(85)	03/2020	USD	(13,702,000)	49,931	—
S&P 500 Index E-mini	(105)	03/2020	USD	(16,926,000)	—	(410,023)
TOPIX Index	(115)	03/2020	JPY	(1,930,850,000)	436,661	—
Total					1,591,236	(410,023)

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Opportunities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
CBOE Volatility Index	JPMorgan	USD	361,372	191	15.00	02/19/2020	31,534	74,490

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Puma Biotechnology, Inc.	JPMorgan	USD	(27,510)	(35)	12.50	2/21/2020	(2,700)	(262)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
6-Month NOK NIBOR	Fixed rate of 1.963%	Receives SemiAnnually, Pays Annually	Morgan Stanley	01/10/2030	NOK	13,073,000	(31,033)	—	—	—	(31,033)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 32	Morgan Stanley	12/20/2024	1.000	Quarterly	1.972	USD	29,747,000	75,065	—	—	75,065	—
Markit CDX North America High Yield Index, Series 33	Morgan Stanley	12/20/2024	5.000	Quarterly	3.086	USD	10,645,470	277,513	—	—	277,513	—
Markit CDX North America Investment Grade Index, Series 33	Morgan Stanley	12/20/2024	1.000	Quarterly	0.506	USD	15,000,000	82,573	—	—	82,573	—
Markit iTraxx Europe Crossover Index, Series 32	Morgan Stanley	12/20/2024	5.000	Quarterly	2.309	EUR	8,942,000	(13,114)	—	—	—	(13,114)
Markit iTraxx Europe Main Index, Series 32	Morgan Stanley	12/20/2024	1.000	Quarterly	0.464	EUR	3,000,000	17,673	—	—	17,673	—
Total								439,710	—	—	452,824	(13,114)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
6-Month NOK NIBOR	Norwegian Interbank Offered Rate	1.890%
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2020	17

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended January 31, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions — affiliated issuers ($)	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Commodity Strategy Fund, Institutional 3 Class
	3,377,841	41,907	—	3,419,748	—	—	(788,636)	185,646	14,191,953
Columbia Mortgage Opportunities Fund, Institutional 3 Class
	1,174,033	26,470	(1,200,503)	—	99,375	189,366	(283,856)	169,328	—
Columbia Short-Term Cash Fund, 1.648%
	115,483,480	142,334,775	(148,850,863)	108,967,392	—	2,068	8,337	1,039,811	108,967,392
Total					99,375	191,434	(1,064,155)	1,394,785	123,159,345

(b)	Non-income producing investment.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At January 31, 2020, the total value of these securities amounted to $43,746, which represents 0.01% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At January 31, 2020, the total value of these securities amounted to $3,797,043, which represents 0.70% of total net assets.
(f)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(g)	Principal and interest may not be guaranteed by a governmental entity.
(h)	Represents a security purchased on a when-issued basis.
(i)	The rate shown is the seven-day current annualized yield at January 31, 2020.
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
CNY	China Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	New Israeli Sheqel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Opportunities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Currency Legend  (continued)
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	14,191,953	—	—	14,191,953
Common Stocks
Argentina	321,555	—	—	321,555
Australia	—	1,455,217	—	1,455,217
Brazil	6,333,472	—	—	6,333,472
Canada	10,239,656	—	—	10,239,656
China	6,554,493	9,984,124	—	16,538,617
Denmark	—	702,885	—	702,885
Finland	—	3,848,790	—	3,848,790
France	209,059	7,697,655	—	7,906,714
Germany	—	4,399,665	—	4,399,665
Hong Kong	—	3,242,900	—	3,242,900
Hungary	—	638,827	—	638,827
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2020	19

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
India	950,619	4,465,973	—	5,416,592
Indonesia	—	2,743,024	—	2,743,024
Ireland	6,363,136	—	—	6,363,136
Israel	71,286	1,911,449	—	1,982,735
Italy	—	1,717,448	—	1,717,448
Japan	—	27,650,049	—	27,650,049
Luxembourg	267,088	—	—	267,088
Malta	—	—	1	1
Marshall Islands	120,694	—	—	120,694
Mexico	382,713	—	—	382,713
Netherlands	2,343,751	7,604,149	—	9,947,900
Norway	—	2,570,663	—	2,570,663
Pakistan	—	547,021	—	547,021
Panama	369,897	—	—	369,897
Peru	544,751	—	—	544,751
Philippines	—	824,173	—	824,173
Portugal	—	—	1	1
Puerto Rico	1,385,714	—	—	1,385,714
Russian Federation	952,078	3,472,977	—	4,425,055
Singapore	—	1,026,053	—	1,026,053
South Africa	—	1,906,906	—	1,906,906
South Korea	—	7,786,926	—	7,786,926
Spain	—	3,298,026	—	3,298,026
Sweden	—	669,077	—	669,077
Switzerland	—	4,478,031	—	4,478,031
Taiwan	143,592	3,312,264	—	3,455,856
Thailand	—	1,342,382	—	1,342,382
United Kingdom	486,450	15,161,167	—	15,647,617
United States	188,047,584	746,349	43,744	188,837,677
Total Common Stocks	226,087,588	125,204,170	43,746	351,335,504
Exchange-Traded Alternative Strategies Funds	3,351,555	—	—	3,351,555
Exchange-Traded Equity Funds	4,638,252	—	—	4,638,252
Foreign Government Obligations	—	32,607,245	—	32,607,245
Inflation-Indexed Bonds	—	6,877,103	—	6,877,103
Preferred Stocks
Brazil	684,864	—	—	684,864
Total Preferred Stocks	684,864	—	—	684,864
Residential Mortgage-Backed Securities - Agency	—	19,980,220	—	19,980,220
U.S. Treasury Obligations	1,813,366	—	—	1,813,366
Options Purchased Calls	74,490	—	—	74,490
Money Market Funds	108,967,392	—	—	108,967,392
Total Investments in Securities	359,809,460	184,668,738	43,746	544,521,944
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,060,972	—	1,060,972
Futures Contracts	4,349,258	—	—	4,349,258
Swap Contracts	—	452,824	—	452,824
Liability
Forward Foreign Currency Exchange Contracts	—	(1,176,279)	—	(1,176,279)
Futures Contracts	(1,311,584)	—	—	(1,311,584)
Options Contracts Written	(262)	—	—	(262)
Swap Contracts	—	(44,147)	—	(44,147)
Total	362,846,872	184,962,108	43,746	547,852,726
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Opportunities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2020	21

Statement of Assets and Liabilities
January 31, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $357,779,379)	$421,288,109
Affiliated issuers (cost $127,094,057)	123,159,345
Options purchased (cost $31,534)	74,490
Foreign currency (cost $335,493)	329,968
Margin deposits on:
Futures contracts	7,197,789
Swap contracts	5,242,935
Unrealized appreciation on forward foreign currency exchange contracts	1,060,972
Receivable for:
Investments sold	3,478,762
Capital shares sold	19,721
Dividends	403,490
Interest	240,105
Foreign tax reclaims	229,882
Variation margin for futures contracts	1,623,665
Variation margin for swap contracts	8,917
Prepaid expenses	2,268
Other assets	12,884
Total assets	564,373,302
Liabilities
Option contracts written, at value (premiums received $2,700)	262
Due to custodian	989,070
Unrealized depreciation on forward foreign currency exchange contracts	1,176,279
Payable for:
Investments purchased	652,894
Investments purchased on a delayed delivery basis	19,938,378
Capital shares purchased	924,622
Variation margin for futures contracts	504,722
Variation margin for swap contracts	129,694
Foreign capital gains taxes deferred	34,398
Management services fees	10,400
Distribution and/or service fees	3,776
Transfer agent fees	47,736
Compensation of board members	88,418
Compensation of chief compliance officer	62
Other expenses	130,700
Total liabilities	24,631,411
Net assets applicable to outstanding capital stock	$539,741,891
Represented by
Paid in capital	475,151,429
Total distributable earnings (loss)	64,590,462
Total - representing net assets applicable to outstanding capital stock	$539,741,891
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Global Opportunities Fund | Semiannual Report 2020

Statement of Assets and Liabilities  (continued)
January 31, 2020 (Unaudited)
Class A
Net assets	$495,757,672
Shares outstanding	34,352,710
Net asset value per share	$14.43
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$15.31
Advisor Class
Net assets	$6,176,422
Shares outstanding	424,851
Net asset value per share	$14.54
Class C
Net assets	$12,149,126
Shares outstanding	875,714
Net asset value per share	$13.87
Institutional Class
Net assets	$19,976,274
Shares outstanding	1,377,569
Net asset value per share	$14.50
Institutional 2 Class
Net assets	$4,210,547
Shares outstanding	288,770
Net asset value per share	$14.58
Institutional 3 Class
Net assets	$149,862
Shares outstanding	10,325
Net asset value per share	$14.51
Class R
Net assets	$1,321,988
Shares outstanding	92,488
Net asset value per share	$14.29
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2020	23

Statement of Operations
Six Months Ended January 31, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$4,841,010
Dividends — affiliated issuers	1,394,785
Interest	586,764
Foreign taxes withheld	(165,562)
Total income	6,656,997
Expenses:
Management services fees	1,874,413
Distribution and/or service fees
Class A	626,198
Class C	63,053
Class R	5,330
Transfer agent fees
Class A	264,947
Advisor Class	3,133
Class C	6,669
Institutional Class	11,731
Institutional 2 Class	1,399
Institutional 3 Class	15
Class R	1,129
Compensation of board members	15,681
Custodian fees	78,034
Printing and postage fees	36,166
Registration fees	52,539
Audit fees	27,368
Legal fees	5,921
Compensation of chief compliance officer	62
Other	11,641
Total expenses	3,085,429
Net investment income	3,571,568
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	8,350,930
Investments — affiliated issuers	191,434
Capital gain distributions from underlying affiliated funds	99,375
Foreign currency translations	(42,333)
Forward foreign currency exchange contracts	(1,110,824)
Futures contracts	(3,329,532)
Options purchased	(528,553)
Options contracts written	6,940
Swap contracts	507,396
Net realized gain	4,144,833
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	17,310,869
Investments — affiliated issuers	(1,064,155)
Foreign currency translations	56,126
Forward foreign currency exchange contracts	1,037,270
Futures contracts	909,576
Options purchased	(139,208)
Options contracts written	2,599
Swap contracts	(42,597)
Foreign capital gains tax	(30,744)
Net change in unrealized appreciation (depreciation)	18,039,736
Net realized and unrealized gain	22,184,569
Net increase in net assets resulting from operations	$25,756,137
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Global Opportunities Fund | Semiannual Report 2020

Statement of Changes in Net Assets
	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
Operations
Net investment income	$3,571,568	$8,266,244
Net realized gain	4,144,833	18,704,768
Net change in unrealized appreciation (depreciation)	18,039,736	(18,005,319)
Net increase in net assets resulting from operations	25,756,137	8,965,693
Distributions to shareholders
Net investment income and net realized gains
Class A	(8,666,377)	(1,733,437)
Advisor Class	(122,519)	(19,555)
Class C	(105,376)	—
Institutional Class	(468,010)	(130,570)
Institutional 2 Class	(85,557)	(19,336)
Institutional 3 Class	(3,106)	(18)
Class R	(31,573)	(2,614)
Total distributions to shareholders	(9,482,518)	(1,905,530)
Decrease in net assets from capital stock activity	(27,481,189)	(63,374,306)
Total decrease in net assets	(11,207,570)	(56,314,143)
Net assets at beginning of period	550,949,461	607,263,604
Net assets at end of period	$539,741,891	$550,949,461
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2020	25

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2020 (Unaudited)		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	219,248	3,107,741	724,703	9,776,555
Distributions reinvested	602,207	8,611,564	135,170	1,722,071
Redemptions	(2,467,199)	(34,989,230)	(5,170,210)	(69,954,972)
Net decrease	(1,645,744)	(23,269,925)	(4,310,337)	(58,456,346)
Advisor Class
Subscriptions	38,584	552,306	207,241	2,811,950
Distributions reinvested	8,479	122,094	1,523	19,538
Redemptions	(18,891)	(269,297)	(179,228)	(2,428,057)
Net increase	28,172	405,103	29,536	403,431
Class C
Subscriptions	26,286	356,531	107,738	1,394,958
Distributions reinvested	7,479	102,908	—	—
Redemptions	(123,723)	(1,682,899)	(447,715)	(5,808,578)
Net decrease	(89,958)	(1,223,460)	(339,977)	(4,413,620)
Institutional Class
Subscriptions	230,342	3,301,298	556,669	7,545,263
Distributions reinvested	30,612	439,888	9,582	122,652
Redemptions	(459,471)	(6,612,259)	(636,124)	(8,654,189)
Net decrease	(198,517)	(2,871,073)	(69,873)	(986,274)
Institutional 2 Class
Subscriptions	40,517	582,858	129,136	1,779,696
Distributions reinvested	5,920	85,492	1,501	19,318
Redemptions	(30,214)	(437,100)	(38,613)	(523,989)
Net increase	16,223	231,250	92,024	1,275,025
Institutional 3 Class
Subscriptions	271	3,879	11,650	161,438
Distributions reinvested	212	3,042	—	—
Redemptions	(5)	(72)	(2,009)	(28,491)
Net increase	478	6,849	9,641	132,947
Class R
Subscriptions	33,078	459,586	84,798	1,123,932
Distributions reinvested	1,271	18,014	45	563
Redemptions	(86,572)	(1,237,533)	(180,345)	(2,451,240)
Net decrease	(52,223)	(759,933)	(95,502)	(1,326,745)
Class T
Redemptions	—	—	(212)	(2,724)
Net decrease	—	—	(212)	(2,724)
Total net decrease	(1,941,569)	(27,481,189)	(4,684,700)	(63,374,306)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Global Opportunities Fund | Semiannual Report 2020

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Columbia Global Opportunities Fund | Semiannual Report 2020	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Six Months Ended 1/31/2020 (Unaudited)	$14.01	0.09	0.58	0.67	(0.25)	(0.25)
Year Ended 7/31/2019	$13.80	0.20	0.06	0.26	(0.05)	(0.05)
Year Ended 7/31/2018	$12.99	0.10	0.71	0.81	—	—
Year Ended 7/31/2017	$12.09	0.14	1.08	1.22	(0.32)	(0.32)
Year Ended 7/31/2016	$11.73	0.15	0.21	0.36	—	—
Year Ended 7/31/2015	$11.68	0.11	(0.06)	0.05	—	—
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$14.13	0.11	0.60	0.71	(0.30)	(0.30)
Year Ended 7/31/2019	$13.93	0.22	0.06	0.28	(0.08)	(0.08)
Year Ended 7/31/2018	$13.07	0.16	0.70	0.86	—	—
Year Ended 7/31/2017	$12.17	0.16	1.09	1.25	(0.35)	(0.35)
Year Ended 7/31/2016	$11.77	0.17	0.23	0.40	—	—
Year Ended 7/31/2015	$11.71	0.17	(0.11)	0.06	—	—
Class C
Six Months Ended 1/31/2020 (Unaudited)	$13.40	0.04	0.55	0.59	(0.12)	(0.12)
Year Ended 7/31/2019	$13.25	0.09	0.06	0.15	—	—
Year Ended 7/31/2018	$12.57	(0.00)(f)	0.68	0.68	—	—
Year Ended 7/31/2017	$11.71	0.04	1.06	1.10	(0.24)	(0.24)
Year Ended 7/31/2016	$11.44	0.06	0.21	0.27	—	—
Year Ended 7/31/2015	$11.48	0.03	(0.07)	(0.04)	—	—
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$14.10	0.11	0.59	0.70	(0.30)	(0.30)
Year Ended 7/31/2019	$13.89	0.24	0.05	0.29	(0.08)	(0.08)
Year Ended 7/31/2018	$13.04	0.14	0.71	0.85	—	—
Year Ended 7/31/2017	$12.14	0.17	1.08	1.25	(0.35)	(0.35)
Year Ended 7/31/2016	$11.75	0.18	0.21	0.39	—	—
Year Ended 7/31/2015	$11.67	0.15	(0.07)	0.08	—	—
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$14.18	0.12	0.58	0.70	(0.30)	(0.30)
Year Ended 7/31/2019	$13.97	0.24	0.05	0.29	(0.08)	(0.08)
Year Ended 7/31/2018	$13.11	0.13	0.73	0.86	—	—
Year Ended 7/31/2017	$12.20	0.15	1.12	1.27	(0.36)	(0.36)
Year Ended 7/31/2016	$11.80	0.19	0.21	0.40	—	—
Year Ended 7/31/2015	$11.71	0.17	(0.08)	0.09	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Global Opportunities Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets(c)	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 1/31/2020 (Unaudited)	$14.43	4.82%	1.13%(c)	1.13%(c)	1.31%(c)	52%	$495,758
Year Ended 7/31/2019	$14.01	1.88%	1.13%	1.13%	1.47%	104%	$504,182
Year Ended 7/31/2018	$13.80	6.24%	1.10%(d)	1.10%(d)	0.72%	97%	$556,184
Year Ended 7/31/2017	$12.99	10.43%	1.12%	1.12%	1.11%	103%	$571,392
Year Ended 7/31/2016	$12.09	3.07%	1.14%	1.14%(e)	1.30%	127%	$603,849
Year Ended 7/31/2015	$11.73	0.43%	1.15%	1.15%	0.98%	104%	$659,873
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$14.54	5.03%	0.88%(c)	0.88%(c)	1.57%(c)	52%	$6,176
Year Ended 7/31/2019	$14.13	2.06%	0.88%	0.88%	1.64%	104%	$5,606
Year Ended 7/31/2018	$13.93	6.58%	0.85%(d)	0.85%(d)	1.20%	97%	$5,113
Year Ended 7/31/2017	$13.07	10.63%	0.88%	0.88%	1.27%	103%	$169
Year Ended 7/31/2016	$12.17	3.40%	0.89%	0.89%(e)	1.51%	127%	$41
Year Ended 7/31/2015	$11.77	0.51%	0.92%	0.92%	1.47%	104%	$60
Class C
Six Months Ended 1/31/2020 (Unaudited)	$13.87	4.40%	1.88%(c)	1.88%(c)	0.55%(c)	52%	$12,149
Year Ended 7/31/2019	$13.40	1.13%	1.88%	1.88%	0.72%	104%	$12,935
Year Ended 7/31/2018	$13.25	5.41%	1.85%(d)	1.85%(d)	(0.02%)	97%	$17,299
Year Ended 7/31/2017	$12.57	9.59%	1.87%	1.87%	0.36%	103%	$26,322
Year Ended 7/31/2016	$11.71	2.36%	1.89%	1.89%(e)	0.55%	127%	$27,133
Year Ended 7/31/2015	$11.44	(0.35%)	1.90%	1.90%	0.23%	104%	$29,100
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$14.50	4.97%	0.87%(c)	0.87%(c)	1.59%(c)	52%	$19,976
Year Ended 7/31/2019	$14.10	2.14%	0.88%	0.88%	1.73%	104%	$22,219
Year Ended 7/31/2018	$13.89	6.52%	0.85%(d)	0.85%(d)	0.99%	97%	$22,863
Year Ended 7/31/2017	$13.04	10.66%	0.88%	0.88%	1.38%	103%	$18,332
Year Ended 7/31/2016	$12.14	3.32%	0.89%	0.89%(e)	1.62%	127%	$6,820
Year Ended 7/31/2015	$11.75	0.69%	0.90%	0.90%	1.25%	104%	$5,216
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$14.58	4.99%	0.84%(c)	0.84%(c)	1.61%(c)	52%	$4,211
Year Ended 7/31/2019	$14.18	2.17%	0.84%	0.84%	1.76%	104%	$3,864
Year Ended 7/31/2018	$13.97	6.56%	0.81%(d)	0.81%(d)	0.97%	97%	$2,522
Year Ended 7/31/2017	$13.11	10.77%	0.83%	0.83%	1.24%	103%	$713
Year Ended 7/31/2016	$12.20	3.39%	0.81%	0.81%	1.64%	127%	$128
Year Ended 7/31/2015	$11.80	0.77%	0.80%	0.80%	1.44%	104%	$26
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2020	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$14.12	0.12	0.58	0.70	(0.31)	(0.31)
Year Ended 7/31/2019	$13.91	0.24	0.06	0.30	(0.09)	(0.09)
Year Ended 7/31/2018	$13.05	0.15	0.71	0.86	—	—
Year Ended 7/31/2017(g)	$12.11	0.07	0.87	0.94	—	—
Class R
Six Months Ended 1/31/2020 (Unaudited)	$13.85	0.08	0.57	0.65	(0.21)	(0.21)
Year Ended 7/31/2019	$13.64	0.17	0.05	0.22	(0.01)	(0.01)
Year Ended 7/31/2018	$12.87	0.06	0.71	0.77	—	—
Year Ended 7/31/2017	$11.99	0.08	1.09	1.17	(0.29)	(0.29)
Year Ended 7/31/2016	$11.67	0.15	0.17	0.32	—	—
Year Ended 7/31/2015	$11.66	0.07	(0.06)	0.01	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Rounds to zero.
(g)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Global Opportunities Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets(c)	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$14.51	4.98%	0.79%(c)	0.79%(c)	1.65%(c)	52%	$150
Year Ended 7/31/2019	$14.12	2.21%	0.81%	0.81%	1.71%	104%	$139
Year Ended 7/31/2018	$13.91	6.59%	0.78%(d)	0.78%(d)	1.07%	97%	$3
Year Ended 7/31/2017(g)	$13.05	7.76%	0.81%(c)	0.81%(c)	1.42%(c)	103%	$3
Class R
Six Months Ended 1/31/2020 (Unaudited)	$14.29	4.69%	1.38%(c)	1.38%(c)	1.09%(c)	52%	$1,322
Year Ended 7/31/2019	$13.85	1.63%	1.38%	1.38%	1.25%	104%	$2,004
Year Ended 7/31/2018	$13.64	5.98%	1.35%(d)	1.35%(d)	0.47%	97%	$3,277
Year Ended 7/31/2017	$12.87	10.08%	1.38%	1.38%	0.62%	103%	$3,086
Year Ended 7/31/2016	$11.99	2.74%	1.39%	1.39%(e)	1.33%	127%	$299
Year Ended 7/31/2015	$11.67	0.09%	1.48%	1.48%	0.65%	104%	$19
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Semiannual Report 2020	31

Notes to Financial Statements
January 31, 2020 (Unaudited)
Note 1. Organization
Columbia Global Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
32	Columbia Global Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in affiliated funds managed by the Investment Manager, its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds), with the exception of exchange-traded funds, are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Columbia Global Opportunities Fund | Semiannual Report 2020	33

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
34	Columbia Global Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another and primarily for the purpose of gaining market exposure to various foreign currencies. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market, to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions and primarily for the purpose of gaining market exposure to various currency, interest rate and equity markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote
Columbia Global Opportunities Fund | Semiannual Report 2020	35

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk, to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
36	Columbia Global Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Columbia Global Opportunities Fund | Semiannual Report 2020	37

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	452,824*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,678,686*
Equity risk	Investments, at value — Options Purchased	74,490
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,060,972
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,670,572*
Total		5,937,544

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	13,114*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,311,584*
Equity risk	Options contracts written, at value	262
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,176,279
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	31,033*
Total		2,532,272

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
38	Columbia Global Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended January 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	516,638	516,638
Equity risk	—	(7,807,139)	6,940	(528,553)	—	(8,328,752)
Foreign exchange risk	(1,110,824)	—	—	—	—	(1,110,824)
Interest rate risk	—	4,477,607	—	—	(9,242)	4,468,365
Total	(1,110,824)	(3,329,532)	6,940	(528,553)	507,396	(4,454,573)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(11,564)	(11,564)
Equity risk	—	1,512,759	2,599	(139,208)	—	1,376,150
Foreign exchange risk	1,037,270	—	—	—	—	1,037,270
Interest rate risk	—	(603,183)	—	—	(31,033)	(634,216)
Total	1,037,270	909,576	2,599	(139,208)	(42,597)	1,767,640
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended January 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	210,920,031
Futures contracts — short	87,454,569
Credit default swap contracts — sell protection	60,418,825

Derivative instrument	Average value ($)*
Options contracts — purchased	37,245
Options contracts — written	(131)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	1,459,733	(851,108)
Interest rate swap contracts	—	(15,517)

*	Based on the ending quarterly outstanding amounts for the six months ended January 31, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Columbia Global Opportunities Fund | Semiannual Report 2020	39

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
40	Columbia Global Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of January 31, 2020:
	Citi ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley (a) ($)	Morgan Stanley (a) ($)	Standard Chartered ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (b)	-	-	-	-	8,917	-	8,917
Forward foreign currency exchange contracts	137,721	722,445	-	194,794	-	6,012	1,060,972
Options purchased calls	-	-	74,490	-	-	-	74,490
Total assets	137,721	722,445	74,490	194,794	8,917	6,012	1,144,379
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	124,475	-	124,475
Centrally cleared interest rate swap contracts (b)	-	-	-	-	5,219	-	5,219
Forward foreign currency exchange contracts	-	259,397	-	852,734	-	64,148	1,176,279
Options contracts written	-	-	262	-	-	-	262
Total liabilities	-	259,397	262	852,734	129,694	64,148	1,306,235
Total financial and derivative net assets	137,721	463,048	74,228	(657,940)	(120,777)	(58,136)	(161,856)
Total collateral received (pledged) (c)	-	-	-	-	(120,777)	-	(120,777)
Net amount (d)	137,721	463,048	74,228	(657,940)	-	(58,136)	(41,079)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Global Opportunities Fund | Semiannual Report 2020	41

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.00% on assets invested in Columbia proprietary funds, including exchange-traded funds, that pay an investment management fee to the Investment Manager, and
42	Columbia Global Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
(ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including other funds advised by the Investment Manager that do not pay a management services fee, derivatives and individual securities. The annualized effective management services fee rate for the six months ended January 31, 2020 was 0.69% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Global Opportunities Fund | Semiannual Report 2020	43

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
For the six months ended January 31, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.07
Institutional 3 Class	0.02
Class R	0.11
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2020, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $419,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended January 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	64,882
Class C	—	1.00(b)	374

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
44	Columbia Global Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	1.44%	1.47%
Advisor Class	1.19	1.22
Class C	2.19	2.22
Institutional Class	1.19	1.22
Institutional 2 Class	1.15	1.15
Institutional 3 Class	1.10	1.11
Class R	1.69	1.72
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
484,902,000	85,323,000	(22,372,000)	62,951,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at July 31, 2019 as arising on August 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
—	955
Columbia Global Opportunities Fund | Semiannual Report 2020	45

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $231,818,745 and $263,634,387, respectively, for the six months ended January 31, 2020, of which $134,644,445 and $134,614,916, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended January 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended January 31, 2020.
46	Columbia Global Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Note 9. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Market risk
The market values of securities or other investments that the Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and disease/virus epidemics. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in the Fund. An investment in the Fund could lose money over short or even long periods.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion of such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At January 31, 2020, affiliated shareholders of record owned 88.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its
Columbia Global Opportunities Fund | Semiannual Report 2020	47

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
48	Columbia Global Opportunities Fund | Semiannual Report 2020

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Columbia Global Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR156_07_K01_(03/20)

SemiAnnual Report
January 31, 2020
Columbia Minnesota Tax-Exempt Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Minnesota Tax-Exempt Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Minnesota Tax-Exempt Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax as well as from Minnesota state and local tax.
Portfolio management
Douglas White, CFA
Lead Portfolio Manager
Managed Fund since 2018
Catherine Stienstra
Portfolio Manager
Managed Fund since 2007
Anders Myhran, CFA
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended January 31, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/18/86	3.29	8.67	3.27	4.42
	Including sales charges		0.22	5.32	2.66	4.11
Advisor Class*		03/19/13	3.42	8.94	3.56	4.62
Class C	Excluding sales charges	06/26/00	2.91	7.86	2.50	3.64
	Including sales charges		1.91	6.86	2.50	3.64
Institutional Class*		09/27/10	3.43	8.94	3.53	4.66
Institutional 2 Class*		12/11/13	3.42	9.13	3.56	4.60
Institutional 3 Class*		03/01/17	3.44	8.98	3.44	4.50
Bloomberg Barclays Minnesota Municipal Bond Index			2.82	7.62	3.03	3.90
Bloomberg Barclays Municipal Bond Index			3.33	8.65	3.53	4.47
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Minnesota Municipal Bond Index is a market capitalization-weighted index of Minnesota Investment-grade bonds with maturities of one year or more.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Quality breakdown (%) (at January 31, 2020)
AAA rating	19.9
AA rating	32.0
A rating	24.9
BBB rating	6.6
BB rating	3.8
Not rated	12.8
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2019 — January 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,032.90	1,021.22	3.99	3.96	0.78
Advisor Class	1,000.00	1,000.00	1,034.20	1,022.47	2.71	2.69	0.53
Class C	1,000.00	1,000.00	1,029.10	1,017.44	7.80	7.76	1.53
Institutional Class	1,000.00	1,000.00	1,034.30	1,022.47	2.71	2.69	0.53
Institutional 2 Class	1,000.00	1,000.00	1,034.20	1,022.42	2.76	2.75	0.54
Institutional 3 Class	1,000.00	1,000.00	1,034.40	1,022.72	2.45	2.44	0.48
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020	5

Portfolio of Investments
January 31, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 2.8%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 2.8%
City of Minneapolis/St. Paul Housing & Redevelopment Authority(a),(b)
Revenue Bonds
Allina Health Systems
Series 2009B-1 (JPMorgan Chase Bank)
11/15/2035	1.170%	12,635,000	12,635,000
Series 2009B-2 (JPMorgan Chase Bank)
11/15/2035	1.180%	1,100,000	1,100,000
City of Rochester(c)
Revenue Bonds
Mayo Clinic
Series 2008A
11/15/2038	0.950%	6,670,000	6,670,000
Total			20,405,000
Total Floating Rate Notes (Cost $20,405,000)			20,405,000

Municipal Bonds 98.9%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 4.7%
Minneapolis-St Paul Metropolitan Airports Commission
Refunding Revenue Bonds
Subordinated Series 2019A
01/01/2033	5.000%	7,030,000	9,181,672
Minneapolis-St Paul Metropolitan Airports Commission(d)
Refunding Revenue Bonds
Subordinated Series 2019B
01/01/2035	5.000%	2,295,000	2,914,420
01/01/2044	5.000%	5,000,000	6,189,250
01/01/2049	5.000%	5,000,000	6,143,300
Minneapolis-St. Paul Metropolitan Airports Commission
Refunding Revenue Bonds
Senior Lien
Series 2016C
01/01/2046	5.000%	3,000,000	3,613,020
Series 2011
01/01/2022	5.000%	2,885,000	2,995,236
Subordinated Refunding Revenue Bonds
Series 2012B
01/01/2030	5.000%	1,000,000	1,072,700
01/01/2031	5.000%	750,000	803,640
Series 2014A
01/01/2034	5.000%	1,000,000	1,137,810
Total			34,051,048
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Assisted Living 1.1%
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	3,000,000	3,113,190
City of Red Wing
Refunding Revenue Bonds
Deer Crest Project
Series 2012A
11/01/2032	5.000%	325,000	333,502
11/01/2042	5.000%	1,250,000	1,281,487
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	5.250%	3,000,000	2,817,210
Total			7,545,389
Charter Schools 4.2%
City of Bethel
Refunding Revenue Bonds
Spectrum High School Project
Series 2017
07/01/2027	3.500%	2,000,000	2,107,400
07/01/2047	4.250%	1,000,000	1,065,850
07/01/2052	4.375%	2,255,000	2,412,016
City of Cologne
Revenue Bonds
Cologne Academy Charter School Project
Series 2014A
07/01/2034	5.000%	500,000	540,350
07/01/2045	5.000%	2,070,000	2,207,965
City of Deephaven
Refunding Revenue Bonds
Eagle Ridge Academy Project
Series 2015
07/01/2050	5.500%	1,500,000	1,648,785
Revenue Bonds
Seven Hills Preparatory Academy Project
Series 2017
10/01/2049	5.000%	1,700,000	1,767,116
City of Forest Lake
Revenue Bonds
Lakes International Language Academy
08/01/2050	5.375%	3,600,000	4,073,976
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Minneapolis(e)
Revenue Bonds
Friendship Academy of the Arts
Series 2019
12/01/2052	5.250%	2,000,000	2,113,420
City of Spring Lake Park
Revenue Bonds
Academy for Higher Learning Project
Series 2019
06/15/2049	5.000%	1,000,000	1,078,400
06/15/2054	5.000%	1,000,000	1,070,110
City of Woodbury
Revenue Bonds
MSA Building Co.
Series 2012A
12/01/2032	5.000%	220,000	229,163
12/01/2043	5.000%	1,500,000	1,555,785
Duluth Housing & Redevelopment Authority
Refunding Revenue Bonds
Duluth Public Schools Academy
Series 2018
11/01/2038	5.000%	1,100,000	1,235,498
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Hope Community Academy Project
Series 2015A
12/01/2043	5.000%	3,000,000	3,193,920
Nova Classical Academy Project
Series 2016
09/01/2036	4.000%	1,000,000	1,065,140
St. Paul Conservatory
Series 2013A
03/01/2028	4.000%	200,000	203,882
03/01/2043	4.625%	1,000,000	1,019,340
Township of Baytown
Refunding Revenue Bonds
Series 2016A
08/01/2041	4.000%	750,000	775,575
08/01/2046	4.250%	1,000,000	1,044,400
Total			30,408,091
Health Services 0.2%
City of Center City
Refunding Revenue Bonds
Hazelden Betty Ford Foundation
Series 2019
11/01/2041	4.000%	1,000,000	1,134,860
Revenue Bonds
Hazelden Betty Ford Foundation Project
Series 2014
11/01/2044	5.000%	500,000	557,250
Total			1,692,110
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 9.2%
City of Moorhead
Refunding Revenue Bonds
Concordia College Corp. Project
Series 2016
12/01/2034	5.000%	1,155,000	1,313,478
12/01/2040	5.000%	1,350,000	1,516,266
Minnesota Higher Education Facilities Authority
Refunding Revenue Bonds
Carleton College
Series 2017
03/01/2037	4.000%	500,000	573,425
03/01/2039	4.000%	500,000	570,305
03/01/2040	4.000%	1,000,000	1,138,150
03/01/2047	4.000%	2,500,000	2,810,750
College of St. Scholastica, Inc.
Series 2019
12/01/2040	4.000%	1,200,000	1,351,452
Gustavus Adolphus College
Series 2017
10/01/2041	4.000%	3,000,000	3,340,470
Macalester College
Series 2017
03/01/2029	5.000%	150,000	187,326
03/01/2030	5.000%	175,000	217,795
03/01/2042	4.000%	900,000	1,004,661
03/01/2048	4.000%	600,000	665,460
St. Catherine University
Series 2018
10/01/2037	4.000%	580,000	638,632
10/01/2038	4.000%	920,000	1,009,194
10/01/2045	5.000%	2,500,000	2,953,825
St. Olaf College
8th Series 2015G
12/01/2031	5.000%	740,000	884,611
12/01/2032	5.000%	1,000,000	1,193,510
Series 2016-8N
10/01/2034	4.000%	1,500,000	1,708,035
10/01/2035	4.000%	500,000	568,795
University of St. Thomas
Series 2016-8-L
04/01/2035	5.000%	750,000	892,732
04/01/2039	4.000%	2,000,000	2,216,960
Series 2017A
10/01/2035	4.000%	800,000	913,200
10/01/2037	4.000%	750,000	851,250
Revenue Bonds
Augsburg College
Series 2016A
05/01/2046	5.000%	8,000,000	9,102,320

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
College of St. Benedict
Series 2016-8-K
03/01/2043	4.000%	1,000,000	1,066,970
College of St. Scholastica
Series 2012
12/01/2027	4.250%	350,000	377,822
12/01/2032	4.000%	350,000	370,752
St. John’s University
Series 2015-8-1
10/01/2031	5.000%	370,000	436,926
10/01/2032	5.000%	645,000	761,293
10/01/2033	5.000%	350,000	412,233
10/01/2034	5.000%	380,000	446,884
University of St. Thomas
Series 2019
10/01/2040	5.000%	1,250,000	1,577,312
10/01/2041	4.000%	1,000,000	1,162,410
10/01/2044	4.000%	2,750,000	3,158,870
University of Minnesota
Revenue Bonds
Series 2014B
01/01/2044	4.000%	3,750,000	4,061,625
Series 2016A
04/01/2033	5.000%	1,725,000	2,102,947
04/01/2034	5.000%	1,855,000	2,257,999
Series 2019A
04/01/2036	5.000%	1,300,000	1,683,240
04/01/2037	5.000%	2,000,000	2,579,860
04/01/2038	5.000%	4,945,000	6,358,627
Total			66,438,372
Hospital 19.1%
City of Crookston
Revenue Bonds
Riverview Health Project
Series 2019
05/01/2044	5.000%	500,000	553,890
05/01/2051	5.000%	1,500,000	1,654,170
City of Glencoe
Refunding Revenue Bonds
Glencoe Regional Health Services Project
Series 2013
04/01/2023	4.000%	400,000	420,680
04/01/2024	4.000%	745,000	781,848
04/01/2026	4.000%	500,000	523,965
04/01/2031	4.000%	1,450,000	1,509,929
City of Maple Grove
Refunding Revenue Bonds
Maple Grove Hospital Corp.
Series 2017
05/01/2037	4.000%	10,500,000	11,676,315
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Memorial Health Care
Series 2015
09/01/2032	5.000%	1,000,000	1,170,420
09/01/2035	4.000%	1,500,000	1,640,520
City of Minneapolis
Refunding Revenue Bonds
Fairview Health Services
Series 2015A
11/15/2034	5.000%	4,000,000	4,746,600
11/15/2044	5.000%	6,475,000	7,534,439
Revenue Bonds
Fairview Health Services
Series 2018-A
11/15/2037	4.000%	4,000,000	4,613,280
11/15/2038	4.000%	2,630,000	3,024,447
City of Plato
Revenue Bonds
Glencoe Regional Health Services
Series 2017
04/01/2037	4.000%	1,810,000	1,978,692
04/01/2041	5.000%	675,000	773,901
City of Rochester
Refunding Revenue Bonds
Mayo Clinic
Series 2016B
11/15/2035	5.000%	5,000,000	7,221,200
11/15/2036	5.000%	11,860,000	17,293,778
Revenue Bonds
Mayo Clinic
Series 2011C (Mandatory Put 11/15/21)
11/15/2038	4.500%	1,400,000	1,487,780
Olmsted Medical Center Project
Series 2010
07/01/2030	5.875%	1,950,000	1,985,860
Series 2013
07/01/2024	5.000%	300,000	338,118
07/01/2027	5.000%	245,000	274,471
07/01/2028	5.000%	225,000	251,426
07/01/2033	5.000%	650,000	715,397
City of Shakopee
Refunding Revenue Bonds
St. Francis Regional Medical Center
Series 2014
09/01/2034	5.000%	1,000,000	1,127,310
City of St. Cloud
Refunding Revenue Bonds
Centracare Health
Series 2016A
05/01/2037	4.000%	3,175,000	3,533,838
05/01/2046	5.000%	3,500,000	4,107,775

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CentraCare Health
Series 2016A
05/01/2028	5.000%	1,745,000	2,125,113
CentraCare Health System
Series 2014B
05/01/2024	5.000%	1,400,000	1,625,218
Series 2019
05/01/2048	5.000%	5,000,000	6,163,850
City of Winona
Refunding Revenue Bonds
Winona Health Obligation Group
Series 2012
07/01/2034	5.000%	750,000	775,838
County of Chippewa
Refunding Revenue Bonds
Montevideo Hospital Project
Series 2016
03/01/2037	4.000%	7,660,000	8,187,161
Duluth Economic Development Authority
Refunding Revenue Bonds
Essentia Health Obligation Group
Series 2018
02/15/2043	4.250%	5,000,000	5,616,650
02/15/2048	4.250%	1,000,000	1,117,500
02/15/2048	5.000%	1,300,000	1,564,680
02/15/2058	5.000%	6,000,000	7,140,600
Essential Health Obligated Group
02/15/2043	5.000%	1,615,000	1,953,827
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Fairview Health Services
Series 2017
11/15/2036	4.000%	1,200,000	1,373,100
11/15/2037	4.000%	600,000	684,186
11/15/2043	4.000%	3,000,000	3,373,890
HealthPartners Obligation Group
Series 2015
07/01/2033	5.000%	3,000,000	3,465,060
07/01/2035	4.000%	10,630,000	11,646,866
Total			137,753,588
Joint Power Authority 3.6%
Central Minnesota Municipal Power Agency
Revenue Bonds
Brookings-Southeast Twin Cities Transmission Project
Series 2012
01/01/2042	5.000%	1,500,000	1,601,625
Hutchinson Utilities Commission
Revenue Bonds
Series 2012A
12/01/2022	5.000%	250,000	278,283
12/01/2025	5.000%	400,000	443,240
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2014
10/01/2032	5.000%	250,000	290,702
10/01/2033	5.000%	250,000	290,922
Series 2014A
10/01/2035	5.000%	1,000,000	1,163,360
Revenue Bonds
Series 2016
10/01/2041	4.000%	1,000,000	1,114,150
10/01/2047	5.000%	500,000	593,935
Northern Municipal Power Agency
Refunding Revenue Bonds
Series 2017
01/01/2034	5.000%	210,000	252,741
01/01/2035	5.000%	170,000	204,337
01/01/2036	5.000%	180,000	215,867
01/01/2041	5.000%	400,000	474,988
Revenue Bonds
Series 2013A
01/01/2030	5.000%	340,000	374,347
01/01/2031	5.000%	460,000	505,361
Southern Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2015A
01/01/2035	5.000%	1,000,000	1,189,100
01/01/2041	5.000%	2,550,000	2,995,536
01/01/2046	5.000%	2,000,000	2,339,240
Revenue Bonds
Series 2017A
01/01/2042	5.000%	1,000,000	1,224,180
Southern Minnesota Municipal Power Agency(f)
Revenue Bonds
Capital Appreciation
Series 1994A (NPFGC)
01/01/2026	0.000%	10,000,000	9,251,300
Western Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2015A
01/01/2036	5.000%	1,000,000	1,199,210
Total			26,002,424
Local Appropriation 3.8%
Anoka-Hennepin Independent School District No. 11
Certificate of Participation
Series 2014A
02/01/2034	5.000%	1,700,000	1,944,596
Duluth Independent School District No. 709
Refunding Certificate of Participation
School District Credit Enhancement Project
Series 2019B
02/01/2027	5.000%	740,000	914,129

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Goodhue County Education District No. 6051
Certificate of Participation
Series 2014
02/01/2029	5.000%	1,200,000	1,359,156
02/01/2034	5.000%	1,200,000	1,350,708
02/01/2039	5.000%	1,300,000	1,448,057
Northeastern Metropolitan Intermediate School District No. 916
Certificate of Participation
Series 2015B
02/01/2034	5.000%	1,000,000	1,165,090
02/01/2042	4.000%	5,250,000	5,683,387
Plymouth Intermediate District No. 287
Refunding Certificate of Participation
Series 2016A
05/01/2030	4.000%	450,000	500,630
05/01/2031	4.000%	450,000	498,231
St. Paul Independent School District No. 625
Certificate of Participation
Series 2019 (School District Credit Enhancement Program)
02/01/2037	4.000%	515,000	604,152
02/01/2038	4.000%	1,000,000	1,168,180
02/01/2039	3.000%	565,000	598,092
St. Paul Independent School District No. 625(g)
Certification of Participation Bonds
Series 2020C
02/01/2040	2.500%	4,285,000	4,198,572
West St. Paul-Mendota Heights-Eagan Independent School District No. 197
Unlimited General Obligation Bonds
School Building
Series 2018A (School District Credit Enhancement Program)
02/01/2039	4.000%	5,000,000	5,654,350
Total			27,087,330
Local General Obligation 20.6%
Anoka-Hennepin Independent School District No. 11
Unlimited General Obligation Bonds
Series 2018A
02/01/2039	4.000%	8,905,000	10,101,476
Brainerd Independent School District No. 181
Unlimited General Obligation Bonds
School Building
Series 2018A (School District Credit Enhancement Program)
02/01/2037	4.000%	9,800,000	11,129,860
Burnsville-Eagan-Savage Independent School District No. 191
Unlimited General Obligation Bonds
School Building
Series 2015A
02/01/2031	4.000%	4,820,000	5,371,360
Centennial Independent School District No. 12(f)
Unlimited General Obligation Bonds
Series 2015A (School District Credit Enhancement Program)
02/01/2032	0.000%	1,225,000	852,955
02/01/2033	0.000%	750,000	496,725
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chisago Lakes Independent School District No. 2144
Unlimited General Obligation Bonds
Minnesota School District Credit Enhancement Program
Series 2017A
02/01/2030	4.000%	3,145,000	3,681,726
City of Elk River
Unlimited General Obligation Bonds
Series 2019A
12/01/2042	3.000%	1,755,000	1,841,662
12/01/2044	3.000%	2,000,000	2,090,020
Dilworth Glyndon Felton Independent School District No. 2164(g)
Unlimited General Obligation Bonds
Series 2020A
02/01/2038	3.000%	1,025,000	1,062,986
02/01/2040	3.000%	1,000,000	1,033,160
02/01/2041	3.000%	1,230,000	1,268,339
Duluth Independent School District No. 709
Refunding Certificate of Participation
Series 2016A (School District Credit Enhancement Program)
02/01/2028	4.000%	1,500,000	1,693,425
Eden Prairie Independent School District No. 272
Unlimited General Obligation Bonds
Series 2019B (School District Credit Enhancement Program)
02/01/2040	3.000%	3,000,000	3,143,430
Hastings Independent School District No. 200(f)
Unlimited General Obligation Bonds
School Building
Series 2018A (School District Credit Enhancement Program)
02/01/2032	0.000%	1,305,000	976,179
02/01/2033	0.000%	2,140,000	1,535,086
Hennepin County Regional Railroad Authority
Limited General Obligation Bonds
Series 2019A
12/01/2037	5.000%	4,685,000	6,016,571
12/01/2038	5.000%	3,965,000	5,077,738
Hermantown Independent School District No. 700
Unlimited General Obligation Bonds
School Building
Series 2014A (School District Credit Enhancement Program)
02/01/2037	5.000%	4,740,000	5,430,618
Lac Qui Parle Valley Independent School District No. 2853(g)
Unlimited General Obligation Bonds
Series 2020A
02/01/2040	2.500%	2,525,000	2,524,773
Litchfield Independent School District No. 465
Unlimited General Obligation Bonds
Series 2020A
02/01/2040	3.000%	2,260,000	2,369,746

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MACCRAY Independent School District No. 2180(g)
Unlimited General Obligation Bonds
Series 2020A
02/01/2038	2.250%	2,525,000	2,491,241
02/01/2039	2.250%	2,580,000	2,530,645
02/01/2040	2.375%	2,640,000	2,621,045
Mahtomedi Independent School District No. 832
Unlimited General Obligation Refunding Bonds
School Building
Series 2014A (School District Credit Enhancement Program)
02/01/2030	5.000%	500,000	596,145
02/01/2031	5.000%	1,140,000	1,357,991
Marshall Independent School District No. 413
Unlimited General Obligation Bonds
Series 2019B (School District Credit Enhancement Program)
02/01/2039	3.000%	2,440,000	2,541,187
02/01/2040	3.000%	2,515,000	2,612,884
Minneapolis Special School District No. 1
Unlimited General Obligation Bonds
Long-Term Facilities Maintenance
Series 2017 (School District Credit Enhancement Program)
02/01/2031	5.000%	2,000,000	2,548,460
Monticello Independent School District No. 882
Unlimited General Obligation Bonds
School Building
Series 2016A (School District Credit Enhancement Program)
02/01/2030	4.000%	1,000,000	1,138,030
02/01/2031	4.000%	1,735,000	1,963,933
Moorhead Independent School District No. 152(g)
Unlimited General Obligation Bonds
Series 2020A
02/01/2041	3.000%	10,600,000	11,172,082
Mounds View Independent School District No. 621
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2043	4.000%	6,455,000	7,239,282
Mountain Iron-Buhl Independent School District No. 712
Unlimited General Obligation Bonds
School Building
Series 2016A (School District Credit Enhancement Program)
02/01/2032	4.000%	1,775,000	2,003,283
North St. Paul-Maplewood-Oakdale Independent School District No. 622
Unlimited General Obligation Bonds
Series 2019A
02/01/2042	3.000%	7,050,000	7,412,299
Richfield Independent School District No. 280
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2040	4.000%	5,000,000	5,611,100
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Roseville Independent School District No. 623
Unlimited General Obligation Bonds
School Building
Series 2018A
02/01/2038	4.000%	10,000,000	11,249,200
Russell Tyler Ruthton Independent School District No. 2902
Unlimited General Obligation Bonds
Series 2019A (School District Credit Enhancement Program)
02/01/2035	3.000%	1,950,000	2,086,129
02/01/2036	3.000%	1,000,000	1,064,880
02/01/2037	3.000%	1,035,000	1,096,407
Sartell-St. Stephen Independent School District No. 748(f)
Unlimited General Obligation Bonds
School Building
Series 2016B (School District Credit Enhancement Program)
02/01/2032	0.000%	1,565,000	1,157,959
02/01/2033	0.000%	2,585,000	1,833,799
02/01/2034	0.000%	1,500,000	1,020,030
Sauk Rapids-Rice Independent School District No. 47(g)
Unlimited General Obligation Bonds
Series 2020A
02/01/2040	2.625%	2,250,000	2,266,897
St. Francis Independent School District No. 15
Unlimited General Obligation Bonds
Series 2018A
02/01/2033	4.000%	450,000	479,749
02/01/2034	4.000%	325,000	346,024
Worthington Independent School District No. 518(g)
Unlimited General Obligation Bonds
Series 2020A
02/01/2035	3.000%	700,000	734,804
02/01/2036	3.000%	470,000	491,249
02/01/2037	3.000%	500,000	521,285
02/01/2038	3.000%	1,000,000	1,042,300
02/01/2039	3.000%	1,000,000	1,039,770
Total			147,967,924
Multi-Family 2.8%
Anoka Housing & Redevelopment Authority
Revenue Bonds
Woodland Park Apartments Project
Series 2011A
04/01/2027	5.000%	2,500,000	2,506,500
City of Crystal
Revenue Bonds
Crystal Leased Housing Association
Series 2014
06/01/2031	5.250%	2,500,000	2,567,450
City of Minneapolis
Revenue Bonds
Housing - 1500 Nicollet Apartments Project
Series 2017 (Mandatory Put 05/01/20)
05/01/2021	3.000%	6,000,000	6,000,360

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020	11

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of St. Anthony
Revenue Bonds
Multifamily Housing Landings Silver Lake Village
Series 2013
12/01/2030	6.000%	3,000,000	3,289,530
Housing & Redevelopment Authority of The City of St. Paul
Revenue Bonds
Legends Berry Senior Apartments Project
Series 2018 (Mandatory Put 09/01/20)
09/01/2021	3.750%	3,000,000	3,002,160
Northwest Multi-County Housing & Redevelopment Authority
Refunding Revenue Bonds
Pooled Housing Program
Series 2015
07/01/2045	5.500%	2,500,000	2,669,450
Total			20,035,450
Municipal Power 0.3%
City of Rochester Electric Utility
Refunding Revenue Bonds
Series 2015E
12/01/2027	4.000%	1,000,000	1,150,920
12/01/2028	4.000%	950,000	1,089,945
Total			2,240,865
Nursing Home 2.2%
City of Chatfield
Refunding Revenue Bonds
Chosen Valley Care Center
Series 2019
09/01/2044	5.000%	500,000	540,890
09/01/2052	5.000%	1,500,000	1,607,940
City of Oak Park Heights
Refunding Revenue Bonds
Boutwells Landing Care Center
Series 2013
08/01/2025	5.250%	1,480,000	1,591,636
City of Sauk Rapids
Refunding Revenue Bonds
Good Shepherd Lutheran Home
Series 2013
01/01/2039	5.125%	2,500,000	2,603,600
Dakota County Community Development Agency
Revenue Bonds
Ebenezer Ridges Care Center TCU Project
Series 2014S
09/01/2046	5.000%	2,000,000	2,100,140
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Housing & Redevelopment Authority of The City of St. Paul
Revenue Bonds
Episcopal Homes Project
Series 2013
05/01/2038	5.000%	1,200,000	1,242,348
05/01/2048	5.125%	6,250,000	6,438,375
Total			16,124,929
Other Bond Issue 0.5%
City of Minneapolis
Revenue Bonds
YMCA Greater Twin Cities Project
Series 2016
06/01/2027	4.000%	100,000	113,237
06/01/2028	4.000%	170,000	191,139
06/01/2029	4.000%	165,000	184,871
06/01/2030	4.000%	125,000	139,468
06/01/2031	4.000%	100,000	111,211
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Series 2017A
08/01/2032	3.000%	500,000	523,965
08/01/2033	3.000%	500,000	523,580
08/01/2034	3.125%	850,000	893,333
08/01/2035	3.125%	800,000	839,712
Total			3,520,516
Other Utility 1.0%
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Series 2017A
10/01/2031	4.000%	875,000	993,396
10/01/2032	4.000%	800,000	903,424
10/01/2033	4.000%	655,000	739,082
St. Paul Port Authority(d)
Revenue Bonds
Energy Park Utility Co. Project
Series 2012
08/01/2028	5.450%	250,000	261,338
08/01/2036	5.700%	1,250,000	1,305,688
Series 2017-4
10/01/2040	4.000%	1,000,000	1,104,360
St. Paul Port Authority
Revenue Bonds
Series 2017-3
10/01/2042	4.000%	1,360,000	1,519,283
Total			6,826,571

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pool / Bond Bank 0.1%
City of Minneapolis
Limited Tax Revenue Bonds
Supported Common Bond
Series 2010
12/01/2030	6.250%	1,000,000	1,043,010
Prep School 0.4%
County of Rice(e)
Revenue Bonds
Shattuck-St. Mary’s School
Series 2015A
08/01/2022	5.000%	2,435,000	2,558,406
Refunded / Escrowed 4.6%
County of Otter Tail(d)
Prerefunded 05/01/21 Unlimited General Obligation Bonds
Disposal Systems-Prairie Lakes
Series 2011
11/01/2030	5.000%	2,010,000	2,108,188
Housing & Redevelopment Authority of The City of St. Paul
Prerefunded 09/01/21 Revenue Bonds
Nova Classical Academy
Series 2011A
09/01/2042	6.625%	1,500,000	1,632,750
Prerefunded 11/15/25 Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2027	5.000%	2,500,000	3,061,850
11/15/2044	5.000%	1,000,000	1,224,740
Refunding Revenue Bonds
HealthEast Care System Project
Series 2015 Escrowed to Maturity
11/15/2023	5.000%	1,000,000	1,150,030
Minnesota Higher Education Facilities Authority
Prerefunded 10/01/21 Revenue Bonds
Hamline University
7th Series 2011K2
10/01/2032	6.000%	1,000,000	1,083,050
10/01/2040	6.000%	2,000,000	2,166,100
Prerefunded 10/01/22 Revenue Bonds
St. Catherine University
7th Series 2012Q
10/01/2025	5.000%	325,000	358,654
10/01/2026	5.000%	280,000	308,994
10/01/2027	5.000%	200,000	220,710
10/01/2032	5.000%	700,000	772,485
University of Minnesota
Prerefunded 12/01/20 Revenue Bonds
Series 2011A
12/01/2031	5.250%	5,000,000	5,179,150
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 12/01/21 Revenue Bonds
Series 2011D
12/01/2036	5.000%	5,985,000	6,430,344
Western Minnesota Municipal Power Agency
Prerefunded 01/01/24 Revenue Bonds
Series 2014A
01/01/2040	5.000%	1,000,000	1,159,190
01/01/2046	5.000%	4,025,000	4,665,740
Worthington Independent School District No. 518
Prerefunded 02/01/26 Certificate of Participation
Series 2017A
02/01/2039	4.000%	1,370,000	1,608,448
Total			33,130,423
Retirement Communities 4.7%
City of Anoka
Refunding Revenue Bonds
Homestead at Anoka, Inc. Project
Series 2017
11/01/2046	5.000%	1,500,000	1,617,045
City of Apple Valley
Refunding Revenue Bonds
Apple Vally Senior Housing
Series 2018
09/01/2053	4.500%	3,000,000	3,144,480
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2050	6.125%	2,500,000	2,558,025
City of Maple Plain
Revenue Bonds
Haven Homes, Inc. Project
Series 2019
07/01/2057	4.650%	1,250,000	1,295,113
City of Moorhead
Refunding Revenue Bonds
Evercare Senior Living LLC
Series 2012
09/01/2037	5.125%	1,000,000	1,007,150
City of North Oaks
Refunding Revenue Bonds
Waverly Gardens Project
Series 2016
10/01/2041	4.250%	5,000,000	5,316,100
10/01/2047	5.000%	2,000,000	2,209,280
City of Red Wing
Revenue Bonds
Benedictine Living Community
Series 2018
08/01/2047	5.000%	1,500,000	1,583,250
08/01/2053	5.000%	600,000	631,200

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020	13

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Rochester
Revenue Bonds
Homestead Rochester, Inc. Project
Series 2015
12/01/2049	5.000%	2,400,000	2,490,624
City of Sartell
Refunding Revenue Bonds
Country Manor Campus LLC
Series 2017
09/01/2042	4.500%	2,000,000	2,132,020
09/01/2042	5.000%	875,000	983,316
City of St. Joseph
Revenue Bonds
Woodcrest of Country Manor Project
Series 2019
07/01/2055	5.000%	1,500,000	1,600,950
City of St. Paul Park
Refunding Revenue Bonds
Presbyterian Homes Bloomington
Series 2017
09/01/2036	4.200%	275,000	290,692
09/01/2037	4.250%	300,000	316,965
09/01/2042	5.000%	1,000,000	1,098,790
City of Wayzata
Refunding Revenue Bonds
Folkstone Senior Living Co.
Series 2019
08/01/2054	5.000%	1,625,000	1,803,587
Dakota County Community Development Agency(e)
Refunding Revenue Bonds
Walker Highviews Hills LLC
Series 2016
08/01/2051	5.000%	1,500,000	1,560,885
Woodbury Housing & Redevelopment Authority
Revenue Bonds
St. Therese of Woodbury
Series 2014
12/01/2049	5.250%	2,000,000	2,129,360
Total			33,768,832
Sales Tax 0.2%
City of St. Paul
Revenue Bonds
Series 2014G
11/01/2032	5.000%	1,250,000	1,461,825
Single Family 3.0%
Minneapolis/St. Paul Housing Finance Board
Mortgage-Backed Revenue Bonds
City Living
Series 2011A (GNMA)
12/01/2027	4.450%	400,000	411,608
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Minnesota Housing Finance Agency(d)
Refunding Revenue Bonds
Residential Housing
Series 2017D (GNMA)
01/01/2030	3.300%	440,000	469,682
Series 2018A (GNMA)
07/01/2032	3.625%	1,530,000	1,653,410
Residential Housing Finance
Series 2017A
07/01/2030	3.200%	1,400,000	1,426,502
Minnesota Housing Finance Agency
Refunding Revenue Bonds
Residential Housing Finance
Series 2019B (GNMA)
07/01/2033	3.300%	915,000	993,013
Revenue Bonds
Mortgage-Backed Securities Pass-Through Program
Series 2019 (GNMA)
03/01/2049	3.450%	1,873,331	1,986,911
06/01/2049	3.150%	1,944,220	2,061,554
Series 2016 (GNMA / FNMA)
02/01/2046	2.950%	5,033,424	5,287,965
Series 2019F
07/01/2044	2.750%	3,250,000	3,283,182
Minnesota Housing Finance Agency(g)
Revenue Bonds
Series 2020B (GNMA)
01/01/2044	2.800%	4,290,000	4,322,132
Total			21,895,959
State Appropriated 4.2%
State of Minnesota
Refunding Revenue Bonds
Appropriation
Series 2012B
03/01/2025	5.000%	5,000,000	5,416,350
03/01/2028	5.000%	3,000,000	3,243,990
03/01/2029	5.000%	4,250,000	4,592,932
Revenue Bonds
Appropriation
Series 2014A
06/01/2038	5.000%	8,880,000	9,935,477
University of Minnesota
Refunding Revenue Bonds
State Supported Stadium Debt
08/01/2027	5.000%	1,185,000	1,432,381
Revenue Bonds
State Supported Biomed Science Research Facilities
Series 2013
08/01/2038	5.000%	5,000,000	5,617,000
Total			30,238,130

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State General Obligation 8.4%
State of Minnesota
Unlimited General Obligation Bonds
Series 2018A
08/01/2025	5.000%	1,250,000	1,527,387
08/01/2031	5.000%	5,000,000	6,504,500
08/01/2032	5.000%	5,000,000	6,481,850
08/01/2033	5.000%	10,500,000	13,568,310
Series 2019A
08/01/2024	5.000%	7,150,000	8,456,019
08/01/2029	5.000%	11,140,000	15,011,930
08/01/2036	5.000%	5,000,000	6,553,800
Unlimited General Obligation Refunding Bonds
Series 2016D
08/01/2020	5.000%	1,165,000	1,188,731
08/01/2023	5.000%	1,015,000	1,159,800
Total			60,452,327
Total Municipal Bonds (Cost $670,453,384)			712,243,519
Money Market Funds 2.4%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 0.793%(h)	264,443	264,470
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 0.843%(h)	16,819,931	16,819,931
Total Money Market Funds (Cost $17,084,374)		17,084,401
Total Investments in Securities (Cost: $707,942,758)		749,732,920
Other Assets & Liabilities, Net		(29,803,974)
Net Assets		719,928,946

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of January 31, 2020.
(c)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of January 31, 2020.
(d)	Income from this security may be subject to alternative minimum tax.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At January 31, 2020, the total value of these securities amounted to $6,232,711, which represents 0.87% of total net assets.
(f)	Zero coupon bond.
(g)	Represents a security purchased on a when-issued basis.
(h)	The rate shown is the seven-day current annualized yield at January 31, 2020.
Abbreviation Legend
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020	15

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	20,405,000	—	20,405,000
Municipal Bonds	—	712,243,519	—	712,243,519
Money Market Funds	17,084,401	—	—	17,084,401
Total Investments in Securities	17,084,401	732,648,519	—	749,732,920
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020

Statement of Assets and Liabilities
January 31, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $707,942,758)	$749,732,920
Receivable for:
Investments sold	5,015
Capital shares sold	2,957,527
Interest	8,335,720
Prepaid expenses	2,413
Total assets	761,033,595
Liabilities
Due to custodian	103
Payable for:
Investments purchased on a delayed delivery basis	38,954,250
Capital shares purchased	644,490
Distributions to shareholders	1,375,936
Management services fees	8,847
Distribution and/or service fees	4,610
Transfer agent fees	27,569
Compensation of board members	57,522
Compensation of chief compliance officer	73
Other expenses	31,249
Total liabilities	41,104,649
Net assets applicable to outstanding capital stock	$719,928,946
Represented by
Paid in capital	678,263,913
Total distributable earnings (loss)	41,665,033
Total - representing net assets applicable to outstanding capital stock	$719,928,946
Class A
Net assets	$437,127,652
Shares outstanding	77,186,675
Net asset value per share	$5.66
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$5.84
Advisor Class
Net assets	$14,729,625
Shares outstanding	2,602,070
Net asset value per share	$5.66
Class C
Net assets	$60,076,307
Shares outstanding	10,608,051
Net asset value per share	$5.66
Institutional Class
Net assets	$191,989,938
Shares outstanding	33,929,222
Net asset value per share	$5.66
Institutional 2 Class
Net assets	$4,548,329
Shares outstanding	804,258
Net asset value per share	$5.66
Institutional 3 Class
Net assets	$11,457,095
Shares outstanding	2,021,705
Net asset value per share	$5.67
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020	17

Statement of Operations
Six Months Ended January 31, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$17,890
Interest	11,375,619
Total income	11,393,509
Expenses:
Management services fees	1,557,339
Distribution and/or service fees
Class A	532,983
Class C	294,618
Transfer agent fees
Class A	106,144
Advisor Class	3,362
Class C	14,669
Institutional Class	43,282
Institutional 2 Class	1,202
Institutional 3 Class	442
Compensation of board members	14,088
Custodian fees	2,142
Printing and postage fees	14,246
Registration fees	11,627
Audit fees	14,781
Legal fees	6,468
Compensation of chief compliance officer	73
Other	8,920
Total expenses	2,626,386
Expense reduction	(40)
Total net expenses	2,626,346
Net investment income	8,767,163
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	2,512,213
Futures contracts	(48,555)
Net realized gain	2,463,658
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	11,051,494
Net change in unrealized appreciation (depreciation)	11,051,494
Net realized and unrealized gain	13,515,152
Net increase in net assets resulting from operations	$22,282,315
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020

Statement of Changes in Net Assets
	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
Operations
Net investment income	$8,767,163	$17,776,851
Net realized gain (loss)	2,463,658	(1,381,809)
Net change in unrealized appreciation (depreciation)	11,051,494	22,285,778
Net increase in net assets resulting from operations	22,282,315	38,680,820
Distributions to shareholders
Net investment income and net realized gains
Class A	(5,424,580)	(11,872,720)
Advisor Class	(188,484)	(332,324)
Class C	(528,642)	(1,335,328)
Institutional Class	(2,426,247)	(4,232,545)
Institutional 2 Class	(53,954)	(76,545)
Institutional 3 Class	(145,257)	(253,506)
Total distributions to shareholders	(8,767,164)	(18,102,968)
Increase in net assets from capital stock activity	52,749,278	30,236,893
Total increase in net assets	66,264,429	50,814,745
Net assets at beginning of period	653,664,517	602,849,772
Net assets at end of period	$719,928,946	$653,664,517
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020	19

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2020 (Unaudited)		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,058,555	33,905,014	10,552,153	56,904,871
Distributions reinvested	957,626	5,363,768	2,176,016	11,739,090
Redemptions	(4,391,183)	(24,554,706)	(13,160,494)	(70,466,387)
Net increase (decrease)	2,624,998	14,714,076	(432,325)	(1,822,426)
Advisor Class
Subscriptions	488,546	2,726,158	1,465,567	7,824,507
Distributions reinvested	33,172	185,752	61,257	330,903
Redemptions	(118,159)	(660,977)	(714,638)	(3,823,263)
Net increase	403,559	2,250,933	812,186	4,332,147
Class C
Subscriptions	990,598	5,545,448	1,358,894	7,331,292
Distributions reinvested	91,455	512,232	241,769	1,303,272
Redemptions	(1,028,649)	(5,755,345)	(2,901,445)	(15,580,787)
Net increase (decrease)	53,404	302,335	(1,300,782)	(6,946,223)
Institutional Class
Subscriptions	7,513,095	41,968,725	14,793,022	79,473,438
Distributions reinvested	422,327	2,363,461	761,919	4,110,647
Redemptions	(2,236,594)	(12,501,826)	(9,522,455)	(50,871,755)
Net increase	5,698,828	31,830,360	6,032,486	32,712,330
Institutional 2 Class
Subscriptions	388,194	2,167,035	324,735	1,753,413
Distributions reinvested	9,620	53,808	14,167	76,220
Redemptions	(77,307)	(430,840)	(308,915)	(1,652,559)
Net increase	320,507	1,790,003	29,987	177,074
Institutional 3 Class
Subscriptions	387,197	2,167,321	778,610	4,206,415
Distributions reinvested	25,890	145,109	46,835	253,117
Redemptions	(80,494)	(450,859)	(501,572)	(2,675,541)
Net increase	332,593	1,861,571	323,873	1,783,991
Total net increase	9,433,889	52,749,278	5,465,425	30,236,893
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020

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Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 1/31/2020 (Unaudited)	$5.55	0.07	0.11	0.18	(0.07)	—	(0.07)
Year Ended 7/31/2019	$5.37	0.16	0.18	0.34	(0.16)	—	(0.16)
Year Ended 7/31/2018	$5.50	0.16	(0.11)	0.05	(0.16)	(0.02)	(0.18)
Year Ended 7/31/2017	$5.68	0.17	(0.18)	(0.01)	(0.17)	(0.00)(e)	(0.17)
Year Ended 7/31/2016	$5.52	0.19	0.16	0.35	(0.19)	—	(0.19)
Year Ended 7/31/2015	$5.49	0.20	0.03	0.23	(0.20)	—	(0.20)
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$5.55	0.08	0.11	0.19	(0.08)	—	(0.08)
Year Ended 7/31/2019	$5.37	0.17	0.19	0.36	(0.18)	—	(0.18)
Year Ended 7/31/2018	$5.50	0.17	(0.10)	0.07	(0.18)	(0.02)	(0.20)
Year Ended 7/31/2017	$5.68	0.18	(0.18)	0.00	(0.18)	(0.00)(e)	(0.18)
Year Ended 7/31/2016	$5.51	0.20	0.17	0.37	(0.20)	—	(0.20)
Year Ended 7/31/2015	$5.49	0.21	0.02	0.23	(0.21)	—	(0.21)
Class C
Six Months Ended 1/31/2020 (Unaudited)	$5.55	0.05	0.11	0.16	(0.05)	—	(0.05)
Year Ended 7/31/2019	$5.37	0.12	0.18	0.30	(0.12)	—	(0.12)
Year Ended 7/31/2018	$5.50	0.12	(0.11)	0.01	(0.12)	(0.02)	(0.14)
Year Ended 7/31/2017	$5.68	0.12	(0.18)	(0.06)	(0.12)	(0.00)(e)	(0.12)
Year Ended 7/31/2016	$5.52	0.14	0.16	0.30	(0.14)	—	(0.14)
Year Ended 7/31/2015	$5.49	0.15	0.03	0.18	(0.15)	—	(0.15)
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$5.55	0.08	0.11	0.19	(0.08)	—	(0.08)
Year Ended 7/31/2019	$5.37	0.17	0.19	0.36	(0.18)	—	(0.18)
Year Ended 7/31/2018	$5.50	0.17	(0.10)	0.07	(0.18)	(0.02)	(0.20)
Year Ended 7/31/2017	$5.68	0.18	(0.18)	0.00	(0.18)	(0.00)(e)	(0.18)
Year Ended 7/31/2016	$5.52	0.20	0.16	0.36	(0.20)	—	(0.20)
Year Ended 7/31/2015	$5.49	0.21	0.03	0.24	(0.21)	—	(0.21)
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$5.55	0.08	0.11	0.19	(0.08)	—	(0.08)
Year Ended 7/31/2019	$5.36	0.17	0.19	0.36	(0.17)	—	(0.17)
Year Ended 7/31/2018	$5.49	0.17	(0.10)	0.07	(0.18)	(0.02)	(0.20)
Year Ended 7/31/2017	$5.67	0.18	(0.18)	0.00	(0.18)	(0.00)(e)	(0.18)
Year Ended 7/31/2016	$5.52	0.20	0.15	0.35	(0.20)	—	(0.20)
Year Ended 7/31/2015	$5.49	0.21	0.03	0.24	(0.21)	—	(0.21)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 1/31/2020 (Unaudited)	$5.66	3.29%	0.78%(c)	0.78%(c),(d)	2.55%(c)	14%	$437,128
Year Ended 7/31/2019	$5.55	6.50%	0.78%	0.78%	2.95%	18%	$414,107
Year Ended 7/31/2018	$5.37	0.98%	0.78%	0.78%(d)	2.90%	17%	$402,818
Year Ended 7/31/2017	$5.50	(0.20%)	0.79%	0.79%(d)	2.99%	19%	$422,118
Year Ended 7/31/2016	$5.68	6.38%	0.81%	0.81%(d)	3.35%	8%	$475,734
Year Ended 7/31/2015	$5.52	4.14%	0.82%	0.82%(d)	3.54%	9%	$409,338
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$5.66	3.42%	0.53%(c)	0.53%(c),(d)	2.80%(c)	14%	$14,730
Year Ended 7/31/2019	$5.55	6.77%	0.53%	0.53%	3.19%	18%	$12,205
Year Ended 7/31/2018	$5.37	1.23%	0.54%	0.54%(d)	3.16%	17%	$7,443
Year Ended 7/31/2017	$5.50	0.05%	0.54%	0.54%(d)	3.24%	19%	$4,228
Year Ended 7/31/2016	$5.68	6.84%	0.56%	0.56%(d)	3.55%	8%	$5,156
Year Ended 7/31/2015	$5.51	4.21%	0.57%	0.57%(d)	3.79%	9%	$861
Class C
Six Months Ended 1/31/2020 (Unaudited)	$5.66	2.91%	1.53%(c)	1.53%(c),(d)	1.80%(c)	14%	$60,076
Year Ended 7/31/2019	$5.55	5.70%	1.53%	1.53%	2.20%	18%	$58,620
Year Ended 7/31/2018	$5.37	0.22%	1.53%	1.53%(d)	2.14%	17%	$63,680
Year Ended 7/31/2017	$5.50	(0.95%)	1.54%	1.54%(d)	2.24%	19%	$73,206
Year Ended 7/31/2016	$5.68	5.59%	1.56%	1.56%(d)	2.58%	8%	$70,213
Year Ended 7/31/2015	$5.52	3.37%	1.57%	1.57%(d)	2.79%	9%	$50,570
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$5.66	3.43%	0.53%(c)	0.53%(c),(d)	2.80%(c)	14%	$191,990
Year Ended 7/31/2019	$5.55	6.76%	0.53%	0.53%	3.19%	18%	$156,662
Year Ended 7/31/2018	$5.37	1.23%	0.53%	0.53%(d)	3.15%	17%	$119,138
Year Ended 7/31/2017	$5.50	0.05%	0.55%	0.55%(d)	3.23%	19%	$107,860
Year Ended 7/31/2016	$5.68	6.65%	0.56%	0.56%(d)	3.56%	8%	$26,415
Year Ended 7/31/2015	$5.52	4.40%	0.57%	0.57%(d)	3.80%	9%	$8,291
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$5.66	3.42%	0.54%(c)	0.54%(c)	2.78%(c)	14%	$4,548
Year Ended 7/31/2019	$5.55	6.95%	0.54%	0.54%	3.20%	18%	$2,683
Year Ended 7/31/2018	$5.36	1.21%	0.55%	0.55%	3.15%	17%	$2,433
Year Ended 7/31/2017	$5.49	0.03%	0.56%	0.56%	3.23%	19%	$1,155
Year Ended 7/31/2016	$5.67	6.48%	0.55%	0.55%	3.55%	8%	$453
Year Ended 7/31/2015	$5.52	4.42%	0.55%	0.55%	3.81%	9%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$5.56	0.08	0.11	0.19	(0.08)	—	(0.08)
Year Ended 7/31/2019	$5.38	0.17	0.19	0.36	(0.18)	—	(0.18)
Year Ended 7/31/2018	$5.51	0.17	(0.10)	0.07	(0.18)	(0.02)	(0.20)
Year Ended 7/31/2017(f)	$5.41	0.07	0.10(g)	0.17	(0.07)	—	(0.07)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$5.67	3.44%	0.48%(c)	0.48%(c)	2.84%(c)	14%	$11,457
Year Ended 7/31/2019	$5.56	6.80%	0.49%	0.49%	3.24%	18%	$9,387
Year Ended 7/31/2018	$5.38	1.27%	0.50%	0.50%	3.23%	17%	$7,339
Year Ended 7/31/2017(f)	$5.51	3.20%	0.53%(c)	0.53%(c)	3.17%(c)	19%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020	25

Notes to Financial Statements
January 31, 2020 (Unaudited)
Note 1. Organization
Columbia Minnesota Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
26	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020	27

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended January 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(48,555)
28	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended January 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	443,609

*	Based on the ending daily outstanding amounts for the six months ended January 31, 2020.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020	29

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended January 31, 2020 was 0.45% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
30	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
For the six months ended January 31, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.05
Advisor Class	0.05
Class C	0.05
Institutional Class	0.05
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $459,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended January 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	213,384
Class C	—	1.00(b)	1,341

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020	31

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through November 30, 2020
Class A	0.85%
Advisor Class	0.60
Class C	1.60
Institutional Class	0.60
Institutional 2 Class	0.61
Institutional 3 Class	0.56
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
707,943,000	41,974,000	(184,000)	41,790,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
277,919	1,346,279	1,624,198
32	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $151,292,195 and $93,951,767, respectively, for the six months ended January 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended January 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended January 31, 2020.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020	33

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The market values of securities or other investments that the Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and disease/virus epidemics. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in the Fund. An investment in the Fund could lose money over short or even long periods.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At January 31, 2020, affiliated shareholders of record owned 69.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). This event does not affect the overall net assets of the class. The Reverse Stock Split is expected to occur in the second half of 2020.
34	Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Minnesota Tax-Exempt Fund | Semiannual Report 2020	35

Columbia Minnesota Tax-Exempt Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR199_07_K01_(03/20)

SemiAnnual Report
January 31, 2020
Columbia Government Money Market Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Government Money Market Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q for reporting periods ended on or before April 30, 2019 on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611. The Fund’s portfolio holdings are filed with the SEC monthly on Form N-MFP. The Fund’s Form N-MFP filings are available on the SEC’s website at sec.gov and can be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Government Money Market Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.
Portfolio management
John McColley
Average annual total returns (%) (for the period ended January 31, 2020)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	10/06/75	0.75	1.70	0.71	0.36
Class C	06/26/00	0.75	1.69	0.71	0.36
Institutional Class*	04/30/10	0.75	1.70	0.72	0.37
Institutional 2 Class	12/11/06	0.82	1.80	0.83	0.42
Institutional 3 Class*	03/01/17	0.84	1.88	0.84	0.43
Class R	08/03/09	0.75	1.69	0.72	0.37
The Fund’s share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in fees associated with each share class.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The performance of different share classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
Prior to October 1, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold to any significant extent (i.e., over 0.5% of total assets). Consequently, the performance information may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.
The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
Columbia Government Money Market Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at January 31, 2020)
Repurchase Agreements	11.9
U.S. Government & Agency Obligations	84.0
U.S. Treasury Obligations	4.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Government Money Market Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2019 — January 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,007.50	1,022.67	2.47	2.49	0.49
Class C	1,000.00	1,000.00	1,007.50	1,022.67	2.47	2.49	0.49
Institutional Class	1,000.00	1,000.00	1,007.50	1,022.67	2.47	2.49	0.49
Institutional 2 Class	1,000.00	1,000.00	1,008.20	1,023.38	1.77	1.78	0.35
Institutional 3 Class	1,000.00	1,000.00	1,008.40	1,023.63	1.51	1.53	0.30
Class R	1,000.00	1,000.00	1,007.50	1,022.67	2.47	2.49	0.49
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Government Money Market Fund | Semiannual Report 2020	5

Portfolio of Investments
January 31, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Repurchase Agreements 11.5%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tri-party Royal Bank of Canada
dated 01/31/2020, matures 02/03/2020,
repurchase price $30,003,875 (collateralized by U.S. Treasury Securities, Total Market Value $30,600,070)
	1.550%	30,000,000	30,000,000
Tri-party TD Securities (USA) LLC
dated 01/31/2020, matures 02/03/2020,
repurchase price $30,003,925 (collateralized by U.S. Treasury Securities, Total Market Value $30,600,001)
	1.570%	30,000,000	30,000,000
Total Repurchase Agreements (Cost $60,000,000)			60,000,000

U.S. Government & Agency Obligations 81.1%

Federal Agricultural Mortgage Corp. Discount Notes
04/02/2020	1.550%	11,000,000	10,971,110
Federal Farm Credit Banks(a)
1-month USD LIBOR + 0.000% 05/26/2020	1.660%	7,000,000	6,998,272
SOFR + 0.080% 06/10/2021	1.660%	3,000,000	3,000,000
Federal Home Loan Banks(a)
SOFR + 0.003% 03/06/2020	1.610%	3,000,000	3,000,000
SOFR + 0.025% 04/22/2020	1.600%	4,000,000	4,000,000
SOFR + 0.035% 05/08/2020	1.620%	10,000,000	9,999,889
SOFR + 0.035% 06/19/2020	1.610%	4,000,000	4,000,000
SOFR + 0.030% 07/17/2020	1.610%	4,000,000	4,000,000
SOFR + 0.050% 01/28/2021	1.630%	4,000,000	4,000,000
SOFR + 0.075% 07/08/2021	1.650%	3,000,000	3,000,000
Federal Home Loan Banks
06/16/2020	1.970%	5,700,000	5,700,000
Federal Home Loan Banks Discount Notes
02/03/2020	1.060%	13,000,000	12,998,866
02/05/2020	1.270%	9,000,000	8,998,430
02/07/2020	1.350%	26,100,000	26,093,259
02/10/2020	1.410%	12,000,000	11,995,380
02/13/2020	1.440%	21,000,000	20,989,220
02/14/2020	1.450%	12,000,000	11,993,327
02/25/2020	1.480%	3,000,000	2,996,960
02/26/2020	1.520%	12,000,000	11,987,000
03/04/2020	1.520%	12,000,000	11,983,520
03/06/2020	1.560%	9,000,000	8,986,570
U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
03/09/2020	1.510%	11,000,000	10,982,703
03/11/2020	1.520%	16,000,000	15,973,393
03/12/2020	1.520%	12,000,000	11,979,533
03/13/2020	1.520%	13,000,000	12,977,273
03/17/2020	1.540%	12,000,000	11,976,750
03/18/2020	1.540%	5,000,000	4,990,097
03/20/2020	1.530%	11,000,000	10,977,413
04/01/2020	1.520%	10,000,000	9,974,583
04/03/2020	1.560%	12,000,000	11,967,863
04/06/2020	1.550%	12,000,000	11,966,525
04/13/2020	1.550%	12,000,000	11,962,800
04/14/2020	1.560%	15,000,000	14,952,854
04/15/2020	1.550%	11,000,000	10,965,179
04/17/2020	1.560%	7,000,000	6,977,094
04/21/2020	1.570%	11,000,000	10,961,867
04/22/2020	1.560%	5,000,000	4,982,563
04/29/2020	1.570%	13,000,000	12,950,427
05/01/2020	1.560%	10,000,000	9,961,250
Federal Home Loan Mortgage Corp. Discount Notes
02/03/2020	1.010%	13,000,000	12,998,917
04/07/2020	1.540%	6,000,000	5,983,115
04/08/2020	1.540%	18,000,000	17,948,745
Total U.S. Government & Agency Obligations (Cost $422,102,747)			422,102,747

U.S. Treasury Obligations 4.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(a)
3-month U.S. Treasury index + 0.045% 10/31/2020	1.581%	3,000,000	2,998,084
3-month U.S. Treasury index + 0.115% 01/31/2021	1.651%	8,000,000	7,997,792
3-month U.S. Treasury index + 0.220% 07/31/2021	1.756%	3,000,000	2,996,870
3-month U.S. Treasury index + 0.154% 01/31/2022	1.690%	6,500,000	6,500,517
Total U.S. Treasury Obligations (Cost $20,493,263)			20,493,263

Total Investments in Securities (Cost: $502,596,010)	502,596,010
Other Assets & Liabilities, Net	17,661,204
Net Assets	520,257,214
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Government Money Market Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Notes to Portfolio of Investments
(a)	Variable rate security. The interest rate shown was the current rate as of January 31, 2020.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Repurchase Agreements	—	60,000,000	—	60,000,000
U.S. Government & Agency Obligations	—	422,102,747	—	422,102,747
U.S. Treasury Obligations	—	20,493,263	—	20,493,263
Total Investments in Securities	—	502,596,010	—	502,596,010
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Semiannual Report 2020	7

Statement of Assets and Liabilities
January 31, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $442,596,010)	$442,596,010
Repurchase agreements (cost $60,000,000)	60,000,000
Cash	17,671,092
Receivable for:
Capital shares sold	1,906,594
Interest	111,779
Expense reimbursement due from Investment Manager	2,398
Prepaid expenses	2,250
Other assets	4,421
Total assets	522,294,544
Liabilities
Payable for:
Capital shares purchased	1,224,251
Distributions to shareholders	510,472
Management services fees	5,533
Transfer agent fees	72,217
Compensation of board members	168,132
Compensation of chief compliance officer	63
Other expenses	56,662
Total liabilities	2,037,330
Net assets applicable to outstanding capital stock	$520,257,214
Represented by
Paid in capital	520,483,614
Total distributable earnings (loss)	(226,400)
Total - representing net assets applicable to outstanding capital stock	$520,257,214
Class A
Net assets	$359,497,255
Shares outstanding	359,387,536
Net asset value per share	$1.00
Class C
Net assets	$7,066,541
Shares outstanding	7,068,275
Net asset value per share	$1.00
Institutional Class
Net assets	$77,003,848
Shares outstanding	77,023,996
Net asset value per share	$1.00
Institutional 2 Class
Net assets	$5,833,871
Shares outstanding	5,832,675
Net asset value per share	$1.00
Institutional 3 Class
Net assets	$68,367,821
Shares outstanding	68,379,314
Net asset value per share	$1.00
Class R
Net assets	$2,487,878
Shares outstanding	2,487,165
Net asset value per share	$1.00
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Government Money Market Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended January 31, 2020 (Unaudited)
Net investment income
Income:
Interest	$4,927,070
Total income	4,927,070
Expenses:
Management services fees	1,040,731
Transfer agent fees
Class A	367,952
Class C	7,485
Institutional Class	70,247
Institutional 2 Class	2,619
Institutional 3 Class	3,100
Class R	2,647
Compensation of board members	21,825
Custodian fees	4,963
Printing and postage fees	71,307
Registration fees	55,037
Audit fees	14,781
Legal fees	5,848
Compensation of chief compliance officer	62
Other	8,732
Total expenses	1,677,336
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(442,099)
Expense reduction	(3,354)
Total net expenses	1,231,883
Net investment income	3,695,187
Net increase in net assets resulting from operations	$3,695,187
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Semiannual Report 2020	9

Statement of Changes in Net Assets
	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
Operations
Net investment income	$3,695,187	$11,049,563
Net realized gain	—	166,953
Net increase in net assets resulting from operations	3,695,187	11,216,516
Distributions to shareholders
Net investment income and net realized gains
Class A	(2,783,005)	(7,550,968)
Class C	(56,305)	(156,673)
Institutional Class	(528,558)	(1,433,092)
Institutional 2 Class	(70,193)	(458,443)
Institutional 3 Class	(577,437)	(1,259,864)
Class R	(20,016)	(67,647)
Class T	—	(120)
Total distributions to shareholders	(4,035,514)	(10,926,807)
Decrease in net assets from capital stock activity	(13,234,428)	(17,081,808)
Total decrease in net assets	(13,574,755)	(16,792,099)
Net assets at beginning of period	533,831,969	550,624,068
Net assets at end of period	$520,257,214	$533,831,969
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Government Money Market Fund | Semiannual Report 2020

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2020 (Unaudited)		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	38,936,402	38,936,402	117,585,935	117,585,934
Distributions reinvested	2,727,426	2,727,426	7,416,717	7,416,717
Redemptions	(62,233,201)	(62,236,815)	(178,229,763)	(178,226,142)
Net decrease	(20,569,373)	(20,572,987)	(53,227,111)	(53,223,491)
Class C
Subscriptions	2,905,422	2,905,423	10,067,517	10,067,518
Distributions reinvested	53,957	53,957	148,402	148,402
Redemptions	(3,428,702)	(3,428,627)	(9,721,655)	(9,721,338)
Net increase (decrease)	(469,323)	(469,247)	494,264	494,582
Institutional Class
Subscriptions	26,733,595	26,733,596	55,944,902	55,944,902
Distributions reinvested	515,281	515,281	1,380,047	1,380,047
Redemptions	(19,530,401)	(19,530,401)	(82,273,160)	(82,269,116)
Net increase (decrease)	7,718,475	7,718,476	(24,948,211)	(24,944,167)
Institutional 2 Class
Subscriptions	10,639,186	10,639,187	57,740,579	57,740,579
Distributions reinvested	70,193	70,193	432,139	432,139
Redemptions	(9,547,407)	(9,543,605)	(55,420,639)	(55,429,676)
Net increase	1,161,972	1,165,775	2,752,079	2,743,042
Institutional 3 Class
Subscriptions	16,275,242	16,275,241	79,471,937	79,471,936
Distributions reinvested	577,343	577,343	1,259,653	1,259,653
Redemptions	(17,502,010)	(17,502,010)	(22,014,626)	(22,014,626)
Net increase (decrease)	(649,425)	(649,426)	58,716,964	58,716,963
Class R
Subscriptions	548,804	548,804	5,363,964	5,363,963
Distributions reinvested	19,935	19,935	65,961	65,961
Redemptions	(995,494)	(995,758)	(6,279,855)	(6,278,804)
Net decrease	(426,755)	(427,019)	(849,930)	(848,880)
Class T
Distributions reinvested	—	—	52	52
Redemptions	—	—	(19,911)	(19,909)
Net decrease	—	—	(19,859)	(19,857)
Total net decrease	(13,234,429)	(13,234,428)	(17,081,804)	(17,081,808)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Semiannual Report 2020	11

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 1/31/2020 (Unaudited)	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2015	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Class C
Six Months Ended 1/31/2020 (Unaudited)	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2015	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2015	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2015	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017(e)	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Government Money Market Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class A
Six Months Ended 1/31/2020 (Unaudited)	$1.00	0.75%	0.66%(c)	0.49%(c),(d)	1.36%(c)	$359,497
Year Ended 7/31/2019	$1.00	1.83%	0.65%	0.50%	1.83%	$380,309
Year Ended 7/31/2018	$1.00	0.90%	0.66%	0.51%(d)	0.86%	$433,330
Year Ended 7/31/2017	$1.00	0.06%	0.67%	0.52%(d)	0.03%	$631,833
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.31%(d)	0.01%	$1,329,247
Year Ended 7/31/2015	$1.00	0.01%	0.71%	0.11%(d)	0.01%	$1,423,534
Class C
Six Months Ended 1/31/2020 (Unaudited)	$1.00	0.75%	0.65%(c)	0.49%(c),(d)	1.35%(c)	$7,067
Year Ended 7/31/2019	$1.00	1.83%	0.65%	0.50%	1.85%	$7,541
Year Ended 7/31/2018	$1.00	0.90%	0.66%	0.51%(d)	0.85%	$7,042
Year Ended 7/31/2017	$1.00	0.09%	0.67%	0.52%(d)	0.05%	$17,463
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.31%(d)	0.01%	$24,137
Year Ended 7/31/2015	$1.00	0.01%	0.71%	0.11%(d)	0.01%	$25,847
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$1.00	0.75%	0.66%(c)	0.49%(c),(d)	1.35%(c)	$77,004
Year Ended 7/31/2019	$1.00	1.83%	0.65%	0.50%	1.82%	$69,331
Year Ended 7/31/2018	$1.00	0.90%	0.65%	0.51%(d)	0.90%	$94,239
Year Ended 7/31/2017	$1.00	0.10%	0.67%	0.52%(d)	0.06%	$114,998
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.32%(d)	0.01%	$163,069
Year Ended 7/31/2015	$1.00	0.01%	0.71%	0.11%(d)	0.01%	$141,674
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$1.00	0.82%	0.52%(c)	0.35%(c)	1.50%(c)	$5,834
Year Ended 7/31/2019	$1.00	1.96%	0.52%	0.36%	2.06%	$4,674
Year Ended 7/31/2018	$1.00	1.07%	0.49%	0.34%	1.12%	$1,919
Year Ended 7/31/2017	$1.00	0.28%	0.44%	0.35%	0.26%	$1,439
Year Ended 7/31/2016	$1.00	0.01%	0.43%	0.31%	0.01%	$1,197
Year Ended 7/31/2015	$1.00	0.01%	0.43%	0.10%	0.01%	$645
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$1.00	0.84%	0.47%(c)	0.30%(c)	1.55%(c)	$68,368
Year Ended 7/31/2019	$1.00	2.02%	0.47%	0.31%	2.06%	$69,061
Year Ended 7/31/2018	$1.00	1.08%	0.46%	0.33%	1.38%	$10,312
Year Ended 7/31/2017(e)	$1.00	0.21%	0.45%(c)	0.33%(c)	0.55%(c)	$664
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Semiannual Report 2020	13

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Six Months Ended 1/31/2020 (Unaudited)	$1.00	0.01	0.00(b)	0.01	(0.01)	(0.00)(b)	(0.01)
Year Ended 7/31/2019	$1.00	0.02	0.00(b)	0.02	(0.02)	—	(0.02)
Year Ended 7/31/2018	$1.00	0.01	0.00(b)	0.01	(0.01)	—	(0.01)
Year Ended 7/31/2017	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	(0.00)(b)	(0.00)(b)
Year Ended 7/31/2016	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)
Year Ended 7/31/2015	$1.00	0.00(b)	0.00(b)	0.00(b)	(0.00)(b)	—	(0.00)(b)

Notes to Financial Highlights
(a)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(b)	Rounds to zero.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Government Money Market Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income ratio to average net assets	Net assets, end of period (000’s)
Class R
Six Months Ended 1/31/2020 (Unaudited)	$1.00	0.75%	0.66%(c)	0.49%(c),(d)	1.36%(c)	$2,488
Year Ended 7/31/2019	$1.00	1.82%	0.65%	0.50%	1.84%	$2,917
Year Ended 7/31/2018	$1.00	0.90%	0.65%	0.51%(d)	0.87%	$3,763
Year Ended 7/31/2017	$1.00	0.10%	0.66%	0.52%(d)	0.08%	$5,184
Year Ended 7/31/2016	$1.00	0.01%	0.67%	0.30%(d)	0.01%	$5,905
Year Ended 7/31/2015	$1.00	0.01%	0.71%	0.11%(d)	0.01%	$6,655
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Semiannual Report 2020	15

Notes to Financial Statements
January 31, 2020 (Unaudited)
Note 1. Organization
Columbia Government Money Market Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Certain securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or
16	Columbia Government Money Market Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of January 31, 2020:
	Royal Bank of Canada ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	30,000,000	30,000,000	60,000,000
Total financial and derivative net assets	30,000,000	30,000,000	60,000,000
Total collateral received (pledged) (a)	30,000,000	30,000,000	60,000,000
Net amount (b)	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless such capital gains are offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Government Money Market Fund | Semiannual Report 2020	17

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.39% to 0.18% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended January 31, 2020 was 0.39% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
18	Columbia Government Money Market Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
For the six months ended January 31, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.20
Class C	0.20
Institutional Class	0.20
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.20
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expired on January 31, 2019. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at January 31, 2020 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,719, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $3,354.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to Class A shares, and a fee at an annual rate of up to 0.75% and 0.50% of the Fund’s average daily net assets attributable to Class C and Class R shares, respectively. For the six months ended January 31, 2020, the Fund did not pay fees for Class A, Class C and Class R shares. The contractual fee suspension on Class A, Class C and Class R shares is effective through November 30, 2020.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $491,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2019, and may be recovered from future payments under the distribution plan or Contingent Deferred Sales Charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
CDSCs received by the Distributor for distributing Fund shares for the six months ended January 31, 2020, if any, are listed below. These CDSCs are from the sale of shares issued by the Fund in exchange for shares of a non-money market fund subject to a CDSC that were subsequently redeemed within the CDSC timeframe imposed from the original purchase.
	Front End (%)	CDSC (%)	Amount ($)
Class A	—	—	1,007
Class C	—	—	335
The Fund’s other share classes are not subject to sales charges.
Columbia Government Money Market Fund | Semiannual Report 2020	19

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	0.58%	0.60%
Class C	1.23	1.25
Institutional Class	0.48	0.50
Institutional 2 Class	0.34	0.36
Institutional 3 Class	0.29	0.31
Class R	0.98	1.00
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund with the intent of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. The contractual expense cap includes distribution and shareholder services fees. As discussed above, the distribution and/or shareholder services fee is not charged to Class A, Class C and Class R shares.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2020, the cost of all investments for federal income tax purposes was approximately $502,596,000. Tax cost of investments may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
20	Columbia Government Money Market Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
As noted above, the Fund may only participate in the Interfund Program as a lending fund. The Fund did not lend money under the Interfund Program during the six months ended January 31, 2020.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended January 31, 2020.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Government money market fund risk
Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the net asset values of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment.
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
Columbia Government Money Market Fund | Semiannual Report 2020	21

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Market risk
The market values of securities or other investments that the Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and disease/virus epidemics. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in the Fund. An investment in the Fund could lose money over short or even long periods.
Shareholder concentration risk
At January 31, 2020, affiliated shareholders of record owned 59.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
22	Columbia Government Money Market Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Government Money Market Fund | Semiannual Report 2020	23

Columbia Government Money Market Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR200_07_K01_(03/20)

SemiAnnual Report
January 31, 2020
Columbia Limited Duration Credit Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Limited Duration Credit Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Limited Duration Credit Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a level of current income consistent with preservation of capital.
Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2003
Royce Wilson, CFA
Portfolio Manager
Managed Fund since 2012
John Dawson, CFA
Portfolio Manager
Managed Fund since February 2020
Effective February 2020, Timothy Doubek no longer serves as a Portfolio Manager of the Fund.
Average annual total returns (%) (for the period ended January 31, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/19/03	2.76	6.79	2.73	2.83
	Including sales charges		-0.34	3.59	2.11	2.52
Advisor Class*		02/28/13	2.88	7.06	2.99	3.01
Class C	Excluding sales charges	06/19/03	2.37	6.11	1.98	2.06
	Including sales charges		1.37	5.11	1.98	2.06
Institutional Class*		09/27/10	2.88	7.17	3.01	3.07
Institutional 2 Class*		11/08/12	2.91	7.23	3.06	3.07
Institutional 3 Class*		03/19/13	2.94	7.28	3.11	3.10
Bloomberg Barclays U.S. 1-5 Year Corporate Index			2.95	6.71	2.87	3.27
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Limited Duration Credit Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at January 31, 2020)
Corporate Bonds & Notes	84.3
Money Market Funds	8.6
U.S. Treasury Obligations	7.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at January 31, 2020)
AAA rating	7.8
AA rating	5.3
A rating	22.0
BBB rating	64.3
BB rating	0.6
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Limited Duration Credit Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2019 — January 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,027.60	1,021.17	4.03	4.01	0.79
Advisor Class	1,000.00	1,000.00	1,028.80	1,022.42	2.75	2.75	0.54
Class C	1,000.00	1,000.00	1,023.70	1,017.39	7.83	7.81	1.54
Institutional Class	1,000.00	1,000.00	1,028.80	1,022.42	2.75	2.75	0.54
Institutional 2 Class	1,000.00	1,000.00	1,029.10	1,022.72	2.45	2.44	0.48
Institutional 3 Class	1,000.00	1,000.00	1,029.40	1,022.97	2.19	2.19	0.43
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Limited Duration Credit Fund | Semiannual Report 2020	5

Portfolio of Investments
January 31, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 83.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.4%
Lockheed Martin Corp.
11/23/2020	2.500%	10,185,000	10,242,341
Automotive 1.7%
Ford Motor Credit Co. LLC
06/09/2025	4.687%	11,575,000	12,203,500
Banking 7.8%
American Express Co.
05/20/2022	2.750%	4,985,000	5,093,508
02/27/2023	3.400%	6,670,000	6,983,657
Bank of Montreal
03/26/2022	2.900%	5,900,000	6,045,603
02/05/2024	3.300%	2,795,000	2,948,741
Capital One Bank USA NA(a)
01/27/2023	2.014%	2,370,000	2,377,948
Capital One Financial Corp.
05/12/2020	2.500%	2,129,000	2,131,532
04/30/2025	4.250%	6,415,000	7,079,163
Goldman Sachs Group, Inc. (The)
02/20/2024	3.625%	6,880,000	7,313,864
Morgan Stanley(b)
SOFR + 0.700% 01/20/2023	2.700%	12,330,000	12,352,410
Wells Fargo Bank NA
10/22/2021	3.625%	4,610,000	4,755,935
Total			57,082,361
Cable and Satellite 2.8%
Charter Communications Operating LLC/Capital
07/23/2025	4.908%	917,000	1,026,524
NBCUniversal Media LLC
04/01/2021	4.375%	8,995,000	9,274,308
Sky PLC(c)
09/16/2024	3.750%	9,525,000	10,325,221
Total			20,626,053
Chemicals 0.3%
Dow Chemical Co. (The)
05/15/2024	3.150%	2,000,000	2,095,452
Diversified Manufacturing 2.8%
Honeywell International, Inc.
11/01/2021	1.850%	9,095,000	9,142,979
08/08/2022	2.150%	2,212,000	2,241,863
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Technologies Corp.
05/04/2020	1.900%	4,440,000	4,441,329
06/01/2022	3.100%	4,455,000	4,598,217
Total			20,424,388
Electric 17.7%
AEP Texas, Inc.
10/01/2022	2.400%	9,255,000	9,393,237
American Electric Power Co., Inc.
11/13/2020	2.150%	3,753,000	3,762,597
12/01/2021	3.650%	1,548,000	1,601,656
Berkshire Hathaway Energy Co.
02/01/2020	2.400%	2,627,000	2,627,013
CenterPoint Energy Houston Electric LLC
06/01/2021	1.850%	2,765,000	2,770,732
CenterPoint Energy, Inc.
09/01/2024	2.500%	4,411,000	4,491,790
CMS Energy Corp.
03/01/2024	3.875%	8,260,000	8,853,639
11/15/2025	3.600%	9,345,000	10,015,107
02/15/2027	2.950%	860,000	885,771
DTE Energy Co.
06/01/2024	3.500%	4,081,000	4,298,323
10/01/2026	2.850%	8,443,000	8,723,252
Duke Energy Corp.
09/01/2026	2.650%	10,586,000	10,890,537
Edison International
11/15/2024	3.550%	1,850,000	1,934,271
Emera U.S. Finance LP
06/15/2021	2.700%	8,031,000	8,120,082
06/15/2026	3.550%	5,330,000	5,686,061
Eversource Energy
10/01/2024	2.900%	12,065,000	12,508,690
01/15/2025	3.150%	2,400,000	2,517,417
Public Service Enterprise Group, Inc.
11/15/2021	2.000%	6,035,000	6,054,551
06/15/2024	2.875%	4,948,000	5,120,920
Southern Co. (The)
07/01/2021	2.350%	9,920,000	9,991,040
WEC Energy Group, Inc.
03/08/2022	3.100%	1,185,000	1,216,276
Xcel Energy, Inc.
03/15/2021	2.400%	7,445,000	7,495,782
Total			128,958,744
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Limited Duration Credit Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 1.7%
GE Capital International Funding Co. Unlimited Co.
11/15/2025	3.373%	11,465,000	12,165,675
Food and Beverage 9.2%
Bacardi Ltd.(c)
07/15/2026	2.750%	12,716,000	12,748,593
Conagra Brands, Inc.
10/22/2021	3.800%	8,930,000	9,242,821
11/01/2025	4.600%	1,530,000	1,721,637
Diageo Capital PLC
07/15/2020	4.828%	4,300,000	4,357,334
JM Smucker Co. (The)
03/15/2020	2.500%	6,718,000	6,720,442
Kraft Heinz Foods Co. (The)
06/01/2026	3.000%	9,820,000	10,014,740
Molson Coors Brewing Co.
03/15/2020	2.250%	4,155,000	4,155,460
07/15/2021	2.100%	2,915,000	2,923,354
Mondelez International Holdings Netherlands BV(c)
10/28/2021	2.000%	11,125,000	11,163,237
Sysco Corp.
07/15/2021	2.500%	3,675,000	3,713,400
Total			66,761,018
Health Care 3.4%
Becton Dickinson and Co.
11/08/2021	3.125%	5,607,000	5,728,449
12/15/2024	3.734%	4,470,000	4,798,812
Cigna Corp.(c)
10/15/2027	3.050%	4,170,000	4,323,873
CVS Health Corp.
03/25/2025	4.100%	9,430,000	10,244,492
Total			25,095,626
Healthcare Insurance 1.0%
Aetna, Inc.
11/15/2022	2.750%	3,220,000	3,287,296
Centene Corp.(c)
12/15/2027	4.250%	3,754,000	3,913,316
Total			7,200,612
Life Insurance 9.8%
AIG Global Funding(c)
07/02/2020	2.150%	2,180,000	2,183,045
Five Corners Funding Trust(c)
11/15/2023	4.419%	5,430,000	5,940,762
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Guardian Life Global Funding(c)
05/06/2024	2.900%	8,280,000	8,628,183
MassMutual Global Funding II(c)
07/01/2022	2.250%	4,609,000	4,672,619
06/22/2024	2.750%	8,015,000	8,342,145
Metropolitan Life Global Funding I(c)
06/12/2020	2.050%	8,980,000	8,990,316
Peachtree Corners Funding Trust(c)
02/15/2025	3.976%	14,178,000	15,355,923
Principal Life Global Funding II(c)
11/21/2024	2.250%	17,460,000	17,705,486
Total			71,818,479
Media and Entertainment 1.9%
Discovery Communications LLC
06/15/2020	2.800%	13,643,000	13,677,204
Midstream 7.8%
Enterprise Products Operating LLC
02/15/2021	2.800%	3,665,000	3,701,190
MPLX LP(c)
12/01/2027	4.250%	7,520,000	8,025,378
Plains All American Pipeline LP/Finance Corp.
12/15/2026	4.500%	15,835,000	17,153,479
Southern Natural Gas Co. LLC/Issuing Corp.
06/15/2021	4.400%	4,714,000	4,843,818
Western Gas Partners LP
07/01/2026	4.650%	12,965,000	13,557,773
Williams Companies, Inc. (The)
09/15/2025	4.000%	9,150,000	9,836,847
Total			57,118,485
Natural Gas 2.9%
NiSource Finance Corp.
05/15/2027	3.490%	13,970,000	15,025,410
NiSource, Inc.
11/17/2022	2.650%	5,850,000	5,958,587
Total			20,983,997
Pharmaceuticals 4.9%
AbbVie, Inc.
05/14/2025	3.600%	8,000,000	8,554,975
AbbVie, Inc.(c)
11/21/2026	2.950%	6,945,000	7,173,067
Allergan Funding SCS
06/15/2024	3.850%	6,590,000	7,024,730

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Amgen, Inc.
11/15/2021	3.875%	6,390,000	6,602,546
05/11/2022	2.650%	6,045,000	6,151,253
Total			35,506,571
Railroads 1.5%
Canadian National Railway Co.
02/03/2020	2.400%	7,940,000	7,940,247
Norfolk Southern Corp.
04/01/2022	3.000%	3,085,000	3,161,638
Total			11,101,885
Technology 2.7%
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	8,430,000	8,899,908
International Business Machines Corp.
05/13/2022	2.850%	10,330,000	10,602,078
Total			19,501,986
Transportation Services 1.0%
ERAC U.S.A. Finance LLC(c)
11/01/2023	2.700%	2,700,000	2,765,771
11/15/2024	3.850%	4,442,000	4,784,404
Total			7,550,175
Wireless 0.6%
American Tower Corp.
01/15/2025	2.950%	4,500,000	4,679,620
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 0.9%
AT&T, Inc.
02/17/2021	2.800%	3,480,000	3,513,750
Verizon Communications, Inc.
04/01/2021	4.600%	2,645,000	2,733,847
Total			6,247,597
Total Corporate Bonds & Notes (Cost $591,490,750)			611,041,769

U.S. Treasury Obligations 7.1%

U.S. Treasury
12/31/2021	1.625%	15,000,000	15,079,101
08/15/2022	1.500%	36,500,000	36,665,391
Total U.S. Treasury Obligations (Cost $51,537,664)			51,744,492

Money Market Funds 8.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.648%(d),(e)	62,120,306	62,120,306
Total Money Market Funds (Cost $62,118,695)		62,120,306
Total Investments in Securities (Cost: $705,147,109)		724,906,567
Other Assets & Liabilities, Net		4,024,581
Net Assets		728,931,148

At January 31, 2020, securities and/or cash totaling $685,815 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	425	03/2020	USD	91,952,735	330,657	—
U.S. Treasury 5-Year Note	622	03/2020	USD	74,839,235	710,858	—
Total					1,041,515	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(835)	03/2020	USD	(109,932,969)	—	(1,795,740)
U.S. Ultra Bond 10-Year Note	(21)	03/2020	USD	(3,058,781)	—	(66,324)
Total					—	(1,862,064)
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Limited Duration Credit Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Notes to Portfolio of Investments
(a)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of January 31, 2020.
(b)	Variable rate security. The interest rate shown was the current rate as of January 31, 2020.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At January 31, 2020, the total value of these securities amounted to $137,041,339, which represents 18.80% of total net assets.
(d)	The rate shown is the seven-day current annualized yield at January 31, 2020.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended January 31, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.648%
	65,870,256	195,824,706	(199,574,656)	62,120,306	2,863	1,611	544,692	62,120,306
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	611,041,769	—	611,041,769
U.S. Treasury Obligations	51,744,492	—	—	51,744,492
Money Market Funds	62,120,306	—	—	62,120,306
Total Investments in Securities	113,864,798	611,041,769	—	724,906,567
Investments in Derivatives
Asset
Futures Contracts	1,041,515	—	—	1,041,515
Liability
Futures Contracts	(1,862,064)	—	—	(1,862,064)
Total	113,044,249	611,041,769	—	724,086,018
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Limited Duration Credit Fund | Semiannual Report 2020

Statement of Assets and Liabilities
January 31, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $643,028,414)	$662,786,261
Affiliated issuers (cost $62,118,695)	62,120,306
Margin deposits on:
Futures contracts	685,815
Receivable for:
Capital shares sold	2,193,667
Dividends	93,356
Interest	4,632,386
Foreign tax reclaims	16,574
Variation margin for futures contracts	226,196
Expense reimbursement due from Investment Manager	769
Prepaid expenses	2,390
Other assets	3,123
Total assets	732,760,843
Liabilities
Payable for:
Investments purchased	1,230,819
Capital shares purchased	836,692
Distributions to shareholders	1,268,813
Variation margin for futures contracts	297,406
Management services fees	8,499
Distribution and/or service fees	1,787
Transfer agent fees	71,027
Compensation of board members	77,097
Compensation of chief compliance officer	72
Other expenses	37,483
Total liabilities	3,829,695
Net assets applicable to outstanding capital stock	$728,931,148
Represented by
Paid in capital	729,242,584
Total distributable earnings (loss)	(311,436)
Total - representing net assets applicable to outstanding capital stock	$728,931,148
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Semiannual Report 2020	11

Statement of Assets and Liabilities  (continued)
January 31, 2020 (Unaudited)
Class A
Net assets	$177,336,872
Shares outstanding	17,487,494
Net asset value per share	$10.14
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.45
Advisor Class
Net assets	$53,823,746
Shares outstanding	5,305,823
Net asset value per share	$10.14
Class C
Net assets	$21,268,384
Shares outstanding	2,097,927
Net asset value per share	$10.14
Institutional Class
Net assets	$164,996,238
Shares outstanding	16,259,031
Net asset value per share	$10.15
Institutional 2 Class
Net assets	$90,120,616
Shares outstanding	8,879,450
Net asset value per share	$10.15
Institutional 3 Class
Net assets	$221,385,292
Shares outstanding	21,815,217
Net asset value per share	$10.15
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Limited Duration Credit Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended January 31, 2020 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$544,692
Interest	9,114,378
Total income	9,659,070
Expenses:
Management services fees	1,463,462
Distribution and/or service fees
Class A	220,829
Class C	112,248
Transfer agent fees
Class A	101,352
Advisor Class	29,195
Class C	12,878
Institutional Class	96,732
Institutional 2 Class	22,222
Institutional 3 Class	7,519
Compensation of board members	15,645
Custodian fees	5,546
Printing and postage fees	18,800
Registration fees	53,611
Audit fees	14,781
Legal fees	6,455
Compensation of chief compliance officer	72
Other	8,908
Total expenses	2,190,255
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(134,597)
Expense reduction	(40)
Total net expenses	2,055,618
Net investment income	7,603,452
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	7,557,696
Investments — affiliated issuers	2,863
Futures contracts	(2,818,476)
Net realized gain	4,742,083
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	6,287,163
Investments — affiliated issuers	1,611
Futures contracts	774,242
Net change in unrealized appreciation (depreciation)	7,063,016
Net realized and unrealized gain	11,805,099
Net increase in net assets resulting from operations	$19,408,551
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Semiannual Report 2020	13

Statement of Changes in Net Assets
	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
Operations
Net investment income	$7,603,452	$14,779,251
Net realized gain (loss)	4,742,083	(3,584,697)
Net change in unrealized appreciation (depreciation)	7,063,016	22,723,993
Net increase in net assets resulting from operations	19,408,551	33,918,547
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,805,509)	(4,157,647)
Advisor Class	(583,180)	(1,296,509)
Class C	(145,294)	(432,373)
Institutional Class	(1,935,771)	(4,077,981)
Institutional 2 Class	(891,032)	(1,659,268)
Institutional 3 Class	(2,259,998)	(3,709,208)
Class T	—	(2,188)
Total distributions to shareholders	(7,620,784)	(15,335,174)
Increase in net assets from capital stock activity	62,085,321	25,819,037
Total increase in net assets	73,873,088	44,402,410
Net assets at beginning of period	655,058,060	610,655,650
Net assets at end of period	$728,931,148	$655,058,060
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Limited Duration Credit Fund | Semiannual Report 2020

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2020 (Unaudited)		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,707,435	17,132,498	3,399,846	33,121,033
Distributions reinvested	176,090	1,770,023	418,535	4,081,612
Redemptions	(1,835,835)	(18,421,985)	(4,954,852)	(48,125,857)
Net increase (decrease)	47,690	480,536	(1,136,471)	(10,923,212)
Advisor Class
Subscriptions	1,000,932	10,056,989	826,462	8,058,251
Distributions reinvested	57,989	583,054	132,900	1,296,211
Redemptions	(600,911)	(6,035,174)	(1,258,631)	(12,234,246)
Net increase (decrease)	458,010	4,604,869	(299,269)	(2,879,784)
Class C
Subscriptions	302,649	3,033,902	423,962	4,146,680
Distributions reinvested	13,048	131,130	40,270	392,078
Redemptions	(505,329)	(5,065,499)	(1,187,438)	(11,568,066)
Net decrease	(189,632)	(1,900,467)	(723,206)	(7,029,308)
Institutional Class
Subscriptions	3,876,591	38,922,290	7,180,357	70,382,911
Distributions reinvested	182,995	1,841,110	391,261	3,818,569
Redemptions	(4,465,696)	(44,807,222)	(7,816,033)	(76,076,963)
Net decrease	(406,110)	(4,043,822)	(244,415)	(1,875,483)
Institutional 2 Class
Subscriptions	2,692,425	27,055,241	2,236,045	21,918,539
Distributions reinvested	88,507	890,897	169,951	1,658,892
Redemptions	(590,977)	(5,945,781)	(3,398,255)	(33,018,170)
Net increase (decrease)	2,189,955	22,000,357	(992,259)	(9,440,739)
Institutional 3 Class
Subscriptions	4,382,270	44,160,520	7,335,968	71,812,313
Distributions reinvested	224,478	2,259,159	379,167	3,708,676
Redemptions	(545,208)	(5,475,831)	(1,786,690)	(17,294,520)
Net increase	4,061,540	40,943,848	5,928,445	58,226,469
Class T
Distributions reinvested	—	—	194	1,875
Redemptions	—	—	(27,113)	(260,781)
Net decrease	—	—	(26,919)	(258,906)
Total net increase	6,161,453	62,085,321	2,505,906	25,819,037
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Semiannual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 1/31/2020 (Unaudited)	$9.97	0.10	0.17	0.27	(0.10)	—	(0.10)
Year Ended 7/31/2019	$9.66	0.23	0.32	0.55	(0.24)	—	(0.24)
Year Ended 7/31/2018	$9.88	0.17	(0.22)	(0.05)	(0.17)	—	(0.17)
Year Ended 7/31/2017	$9.80	0.15	0.07	0.22	(0.14)	—	(0.14)
Year Ended 7/31/2016	$9.70	0.22	0.10	0.32	(0.22)	—	(0.22)
Year Ended 7/31/2015	$9.99	0.19	(0.28)	(0.09)	(0.19)	(0.01)	(0.20)
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$9.97	0.12	0.17	0.29	(0.12)	—	(0.12)
Year Ended 7/31/2019	$9.66	0.25	0.32	0.57	(0.26)	—	(0.26)
Year Ended 7/31/2018	$9.89	0.19	(0.23)	(0.04)	(0.19)	—	(0.19)
Year Ended 7/31/2017	$9.80	0.17	0.09	0.26	(0.17)	—	(0.17)
Year Ended 7/31/2016	$9.70	0.24	0.11	0.35	(0.25)	—	(0.25)
Year Ended 7/31/2015	$9.99	0.22	(0.29)	(0.07)	(0.21)	(0.01)	(0.22)
Class C
Six Months Ended 1/31/2020 (Unaudited)	$9.97	0.07	0.17	0.24	(0.07)	—	(0.07)
Year Ended 7/31/2019	$9.66	0.15	0.32	0.47	(0.16)	—	(0.16)
Year Ended 7/31/2018	$9.88	0.10	(0.23)	(0.13)	(0.09)	—	(0.09)
Year Ended 7/31/2017	$9.80	0.07	0.08	0.15	(0.07)	—	(0.07)
Year Ended 7/31/2016	$9.69	0.15	0.11	0.26	(0.15)	—	(0.15)
Year Ended 7/31/2015	$9.99	0.12	(0.30)	(0.18)	(0.11)	(0.01)	(0.12)
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$9.98	0.12	0.17	0.29	(0.12)	—	(0.12)
Year Ended 7/31/2019	$9.67	0.25	0.32	0.57	(0.26)	—	(0.26)
Year Ended 7/31/2018	$9.89	0.19	(0.22)	(0.03)	(0.19)	—	(0.19)
Year Ended 7/31/2017	$9.80	0.17	0.09	0.26	(0.17)	—	(0.17)
Year Ended 7/31/2016	$9.70	0.24	0.11	0.35	(0.25)	—	(0.25)
Year Ended 7/31/2015	$9.99	0.21	(0.28)	(0.07)	(0.21)	(0.01)	(0.22)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Limited Duration Credit Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 1/31/2020 (Unaudited)	$10.14	2.76%	0.83%(c)	0.79%(c),(d)	2.04%(c)	43%	$177,337
Year Ended 7/31/2019	$9.97	5.75%	0.84%	0.80%	2.34%	99%	$173,843
Year Ended 7/31/2018	$9.66	(0.55%)	0.84%(e)	0.80%(d),(e)	1.74%	79%	$179,474
Year Ended 7/31/2017	$9.88	2.28%	0.83%	0.81%(d)	1.47%	119%	$216,524
Year Ended 7/31/2016	$9.80	3.43%	0.89%	0.83%(d)	2.29%	49%	$388,216
Year Ended 7/31/2015	$9.70	(0.96%)	0.86%	0.83%(d)	1.92%	68%	$538,661
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$10.14	2.88%	0.58%(c)	0.54%(c),(d)	2.29%(c)	43%	$53,824
Year Ended 7/31/2019	$9.97	6.02%	0.59%	0.55%	2.59%	99%	$48,340
Year Ended 7/31/2018	$9.66	(0.40%)	0.59%(e)	0.55%(d),(e)	1.99%	79%	$49,745
Year Ended 7/31/2017	$9.89	2.65%	0.59%	0.56%(d)	1.74%	119%	$57,357
Year Ended 7/31/2016	$9.80	3.68%	0.64%	0.58%(d)	2.53%	49%	$47,065
Year Ended 7/31/2015	$9.70	(0.71%)	0.61%	0.58%(d)	2.27%	68%	$48,659
Class C
Six Months Ended 1/31/2020 (Unaudited)	$10.14	2.37%	1.58%(c)	1.54%(c),(d)	1.29%(c)	43%	$21,268
Year Ended 7/31/2019	$9.97	4.96%	1.59%	1.55%	1.59%	99%	$22,797
Year Ended 7/31/2018	$9.66	(1.29%)	1.59%(e)	1.55%(d),(e)	0.97%	79%	$29,079
Year Ended 7/31/2017	$9.88	1.53%	1.58%	1.56%(d)	0.74%	119%	$44,055
Year Ended 7/31/2016	$9.80	2.76%	1.65%	1.58%(d)	1.54%	49%	$52,777
Year Ended 7/31/2015	$9.69	(1.80%)	1.61%	1.58%(d)	1.17%	68%	$66,931
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$10.15	2.88%	0.58%(c)	0.54%(c),(d)	2.30%(c)	43%	$164,996
Year Ended 7/31/2019	$9.98	6.01%	0.59%	0.55%	2.59%	99%	$166,238
Year Ended 7/31/2018	$9.67	(0.30%)	0.59%(e)	0.55%(d),(e)	1.98%	79%	$163,477
Year Ended 7/31/2017	$9.89	2.65%	0.59%	0.56%(d)	1.78%	119%	$199,635
Year Ended 7/31/2016	$9.80	3.69%	0.64%	0.58%(d)	2.53%	49%	$81,473
Year Ended 7/31/2015	$9.70	(0.71%)	0.61%	0.58%(d)	2.17%	68%	$131,631
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Semiannual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$9.98	0.12	0.17	0.29	(0.12)	—	(0.12)
Year Ended 7/31/2019	$9.67	0.26	0.32	0.58	(0.27)	—	(0.27)
Year Ended 7/31/2018	$9.89	0.20	(0.22)	(0.02)	(0.20)	—	(0.20)
Year Ended 7/31/2017	$9.81	0.18	0.07	0.25	(0.17)	—	(0.17)
Year Ended 7/31/2016	$9.71	0.25	0.10	0.35	(0.25)	—	(0.25)
Year Ended 7/31/2015	$10.00	0.22	(0.28)	(0.06)	(0.22)	(0.01)	(0.23)
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$9.98	0.12	0.17	0.29	(0.12)	—	(0.12)
Year Ended 7/31/2019	$9.67	0.26	0.32	0.58	(0.27)	—	(0.27)
Year Ended 7/31/2018	$9.89	0.20	(0.22)	(0.02)	(0.20)	—	(0.20)
Year Ended 7/31/2017	$9.80	0.19	0.08	0.27	(0.18)	—	(0.18)
Year Ended 7/31/2016	$9.70	0.25	0.11	0.36	(0.26)	—	(0.26)
Year Ended 7/31/2015	$10.00	0.24	(0.31)	(0.07)	(0.22)	(0.01)	(0.23)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Limited Duration Credit Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$10.15	2.91%	0.53%(c)	0.48%(c)	2.35%(c)	43%	$90,121
Year Ended 7/31/2019	$9.98	6.08%	0.53%	0.49%	2.65%	99%	$66,741
Year Ended 7/31/2018	$9.67	(0.25%)	0.53%(e)	0.50%(e)	2.06%	79%	$74,279
Year Ended 7/31/2017	$9.89	2.59%	0.52%	0.52%	1.78%	119%	$63,284
Year Ended 7/31/2016	$9.81	3.76%	0.51%	0.51%	2.60%	49%	$53,070
Year Ended 7/31/2015	$9.71	(0.63%)	0.51%	0.51%	2.26%	68%	$58,152
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$10.15	2.94%	0.47%(c)	0.43%(c)	2.40%(c)	43%	$221,385
Year Ended 7/31/2019	$9.98	6.13%	0.48%	0.44%	2.70%	99%	$177,100
Year Ended 7/31/2018	$9.67	(0.20%)	0.48%(e)	0.45%(e)	2.08%	79%	$114,340
Year Ended 7/31/2017	$9.89	2.75%	0.48%	0.47%	1.90%	119%	$122,034
Year Ended 7/31/2016	$9.80	3.81%	0.47%	0.46%	2.65%	49%	$3,113
Year Ended 7/31/2015	$9.70	(0.69%)	0.47%	0.46%	2.44%	68%	$2,941
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Semiannual Report 2020	19

Notes to Financial Statements
January 31, 2020 (Unaudited)
Note 1. Organization
Columbia Limited Duration Credit Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
20	Columbia Limited Duration Credit Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense
Columbia Limited Duration Credit Fund | Semiannual Report 2020	21

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,041,515*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,862,064*

22	Columbia Limited Duration Credit Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended January 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(2,818,476)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	774,242
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended January 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	178,573,785
Futures contracts — short	119,327,961

*	Based on the ending quarterly outstanding amounts for the six months ended January 31, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Limited Duration Credit Fund | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended January 31, 2020 was 0.43% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
24	Columbia Limited Duration Credit Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended January 31, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.11
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Limited Duration Credit Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $659,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended January 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	70,945
Class C	—	1.00(b)	1,004

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	0.79%	0.80%
Advisor Class	0.54	0.55
Class C	1.54	1.55
Institutional Class	0.54	0.55
Institutional 2 Class	0.48	0.49
Institutional 3 Class	0.43	0.44
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
26	Columbia Limited Duration Credit Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
At January 31, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
705,147,000	20,801,000	(1,862,000)	18,939,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
2,819,222	20,571,886	23,391,108
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $326,669,316 and $262,101,490, respectively, for the six months ended January 31, 2020, of which $51,538,340 and $47,195,608, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended January 31, 2020.
Columbia Limited Duration Credit Fund | Semiannual Report 2020	27

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended January 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
28	Columbia Limited Duration Credit Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Market risk
The market values of securities or other investments that the Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and disease/virus epidemics. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in the Fund. An investment in the Fund could lose money over short or even long periods.
Shareholder concentration risk
At January 31, 2020, one unaffiliated shareholder of record owned 12.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 63.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Limited Duration Credit Fund | Semiannual Report 2020	29

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Columbia Limited Duration Credit Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR183_07_K01_(03/20)

SemiAnnual Report
January 31, 2020
Columbia Income Opportunities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Income Opportunities Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Income Opportunities Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high total return through current income and capital appreciation.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2003
Daniel DeYoung
Portfolio Manager
Managed Fund since February 2019
Average annual total returns (%) (for the period ended January 31, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/19/03	4.06	10.60	4.90	6.61
	Including sales charges		-0.87	5.39	3.88	6.09
Advisor Class*		11/08/12	4.08	10.86	5.14	6.80
Class C	Excluding sales charges	06/19/03	3.67	9.78	4.10	5.86
	Including sales charges		2.67	8.78	4.10	5.86
Institutional Class*		09/27/10	4.18	10.87	5.14	6.86
Institutional 2 Class*		11/08/12	4.22	11.06	5.26	6.88
Institutional 3 Class*		03/07/11	4.14	11.00	5.29	6.99
Class R*		09/27/10	3.93	10.33	4.62	6.34
ICE BofA BB-B US Cash Pay High Yield Constrained Index			3.75	10.28	5.93	7.27
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofA BB-B US Cash Pay High Yield Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Income Opportunities Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at January 31, 2020)
Common Stocks	0.0(a)
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	92.1
Foreign Government Obligations	0.2
Money Market Funds	4.1
Senior Loans	3.6
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at January 31, 2020)
BBB rating	3.1
BB rating	46.7
B rating	47.9
CCC rating	2.0
Not rated	0.3
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Income Opportunities Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2019 — January 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,040.60	1,019.91	5.33	5.28	1.04
Advisor Class	1,000.00	1,000.00	1,040.80	1,021.17	4.05	4.01	0.79
Class C	1,000.00	1,000.00	1,036.70	1,016.14	9.16	9.07	1.79
Institutional Class	1,000.00	1,000.00	1,041.80	1,021.17	4.05	4.01	0.79
Institutional 2 Class	1,000.00	1,000.00	1,042.20	1,021.52	3.70	3.66	0.72
Institutional 3 Class	1,000.00	1,000.00	1,041.40	1,021.77	3.44	3.40	0.67
Class R	1,000.00	1,000.00	1,039.30	1,018.65	6.61	6.55	1.29
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Income Opportunities Fund | Semiannual Report 2020	5

Portfolio of Investments
January 31, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
Haights Cross Communications, Inc.(a),(b),(c)	275,078	1
Loral Space & Communications, Inc.(b)	101	3,249
Ziff Davis Holdings, Inc.(a),(b),(c)	6,107	61
Total		3,311
Total Communication Services		3,311
Consumer Discretionary 0.0%
Auto Components 0.0%
Lear Corp.	540	66,517
Total Consumer Discretionary		66,517
Industrials 0.0%
Commercial Services & Supplies 0.0%
Quad/Graphics, Inc.	1,298	5,516
Total Industrials		5,516
Utilities —%
Independent Power and Renewable Electricity Producers —%
Calpine Corp. Escrow(a),(b),(c)	23,187,000	0
Total Utilities		0
Total Common Stocks (Cost $3,191,147)		75,344

Convertible Bonds —%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines —%
At Home Corp.(a),(c),(d)
Subordinated
06/12/2015	0.000%	3,896,788	0
Total Convertible Bonds (Cost $—)			0

Corporate Bonds & Notes 92.7%

Aerospace & Defense 2.5%
Bombardier, Inc.(e)
10/15/2022	6.000%	752,000	737,116
03/15/2025	7.500%	1,288,000	1,245,301
04/15/2027	7.875%	647,000	614,874
Moog, Inc.(e)
12/15/2027	4.250%	1,574,000	1,618,129
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TransDigm, Inc.
05/15/2025	6.500%	555,000	578,075
06/15/2026	6.375%	5,896,000	6,228,849
TransDigm, Inc.(e)
03/15/2026	6.250%	12,144,000	13,116,797
11/15/2027	5.500%	6,770,000	6,818,067
Total			30,957,208
Automotive 0.5%
IAA Spinco, Inc.(e)
06/15/2027	5.500%	643,000	683,826
KAR Auction Services, Inc.(e)
06/01/2025	5.125%	1,730,000	1,776,729
Panther BF Aggregator 2 LP/Finance Co., Inc.(e)
05/15/2026	6.250%	1,176,000	1,261,939
05/15/2027	8.500%	1,881,000	2,022,111
Total			5,744,605
Banking 0.5%
Ally Financial, Inc.
11/01/2031	8.000%	4,866,000	6,834,566
Brokerage/Asset Managers/Exchanges 0.2%
LPL Holdings, Inc.(e)
09/15/2025	5.750%	154,000	160,664
Subordinated
11/15/2027	4.625%	2,310,000	2,358,963
Total			2,519,627
Building Materials 1.4%
American Builders & Contractors Supply Co., Inc.(e)
01/15/2028	4.000%	7,221,000	7,273,694
Beacon Roofing Supply, Inc.(e)
11/01/2025	4.875%	7,082,000	7,045,661
11/15/2026	4.500%	1,839,000	1,887,975
James Hardie International Finance DAC(e)
01/15/2025	4.750%	1,430,000	1,479,485
Total			17,686,815
Cable and Satellite 8.6%
CCO Holdings LLC/Capital Corp.(e)
05/01/2025	5.375%	3,259,000	3,366,039
02/15/2026	5.750%	8,985,000	9,436,431
05/01/2026	5.500%	106,000	110,895
05/01/2027	5.875%	3,109,000	3,277,013
06/01/2029	5.375%	6,905,000	7,394,987
03/01/2030	4.750%	7,179,000	7,379,129
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Income Opportunities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSC Holdings LLC(e)
07/15/2023	5.375%	7,131,000	7,309,158
10/15/2025	6.625%	877,000	927,136
02/01/2028	5.375%	8,773,000	9,353,553
02/01/2029	6.500%	9,723,000	10,830,728
01/15/2030	5.750%	1,247,000	1,339,744
DISH DBS Corp.
07/01/2026	7.750%	13,892,000	14,586,631
Sirius XM Radio, Inc.(e)
07/15/2024	4.625%	1,395,000	1,449,301
04/15/2025	5.375%	3,385,000	3,490,456
07/15/2026	5.375%	1,236,000	1,303,831
Viasat, Inc.(e)
04/15/2027	5.625%	1,120,000	1,174,069
Virgin Media Secured Finance PLC(e)
08/15/2026	5.500%	2,913,000	3,053,248
05/15/2029	5.500%	3,646,000	3,836,360
Ziggo BV(e)
01/15/2027	5.500%	15,178,000	15,989,050
01/15/2030	4.875%	2,941,000	3,026,507
Total			108,634,266
Chemicals 3.2%
Angus Chemical Co.(e)
02/15/2023	8.750%	6,093,000	6,137,432
Axalta Coating Systems LLC(e)
08/15/2024	4.875%	4,749,000	4,895,745
CF Industries, Inc.
03/15/2034	5.150%	934,000	1,079,269
03/15/2044	5.375%	459,000	516,970
Chemours Co. (The)
05/15/2027	5.375%	715,000	619,842
INEOS Group Holdings SA(e)
08/01/2024	5.625%	1,104,000	1,131,955
Platform Specialty Products Corp.(e)
12/01/2025	5.875%	9,250,000	9,594,533
PQ Corp.(e)
11/15/2022	6.750%	7,000,000	7,176,230
12/15/2025	5.750%	3,530,000	3,687,758
SPCM SA(e)
09/15/2025	4.875%	2,650,000	2,750,354
Starfruit Finco BV/US Holdco LLC(e)
10/01/2026	8.000%	2,737,000	2,873,216
Total			40,463,304
Construction Machinery 1.2%
H&E Equipment Services, Inc.
09/01/2025	5.625%	3,719,000	3,884,198
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Herc Holdings, Inc.(e)
07/15/2027	5.500%	2,749,000	2,870,902
Ritchie Bros. Auctioneers, Inc.(e)
01/15/2025	5.375%	2,029,000	2,109,296
United Rentals North America, Inc.
09/15/2026	5.875%	2,077,000	2,214,700
12/15/2026	6.500%	4,138,000	4,500,150
Total			15,579,246
Consumer Cyclical Services 2.7%
APX Group, Inc.
12/01/2022	7.875%	12,541,000	12,780,940
APX Group, Inc.(e)
11/01/2024	8.500%	9,064,000	9,645,772
ASGN, Inc.(e)
05/15/2028	4.625%	2,665,000	2,739,025
frontdoor, Inc.(e)
08/15/2026	6.750%	1,135,000	1,243,936
Prime Security Services Borrower LLC/Finance, Inc.(e)
04/15/2026	5.750%	2,547,000	2,687,601
Staples, Inc.(e)
04/15/2026	7.500%	627,000	642,695
04/15/2027	10.750%	634,000	644,740
Uber Technologies, Inc.(e)
11/01/2023	7.500%	3,457,000	3,633,358
Total			34,018,067
Consumer Products 2.0%
Energizer Holdings, Inc.(e)
07/15/2026	6.375%	1,353,000	1,439,548
01/15/2027	7.750%	2,405,000	2,659,620
Mattel, Inc.
11/01/2041	5.450%	2,877,000	2,552,914
Prestige Brands, Inc.(e)
03/01/2024	6.375%	6,621,000	6,835,165
01/15/2028	5.125%	1,197,000	1,250,029
Scotts Miracle-Gro Co. (The)(e)
10/15/2029	4.500%	1,616,000	1,669,651
Spectrum Brands, Inc.
07/15/2025	5.750%	4,042,000	4,206,567
Valvoline, Inc.
07/15/2024	5.500%	4,333,000	4,488,357
Total			25,101,851
Diversified Manufacturing 1.5%
CFX Escrow Corp.(e)
02/15/2024	6.000%	1,031,000	1,084,308
02/15/2026	6.375%	912,000	987,803

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gates Global LLC/Co.(e)
01/15/2026	6.250%	6,416,000	6,601,715
MTS Systems Corp.(e)
08/15/2027	5.750%	644,000	678,522
Resideo Funding, Inc.(e)
11/01/2026	6.125%	3,373,000	3,318,958
SPX FLOW, Inc.(e)
08/15/2024	5.625%	1,201,000	1,248,258
WESCO Distribution, Inc.
06/15/2024	5.375%	3,540,000	3,658,989
Zekelman Industries, Inc.(e)
06/15/2023	9.875%	1,198,000	1,259,172
Total			18,837,725
Electric 5.1%
AES Corp. (The)
05/15/2026	6.000%	1,976,000	2,094,588
09/01/2027	5.125%	4,441,000	4,694,850
Calpine Corp.(e)
06/01/2026	5.250%	3,466,000	3,578,536
02/15/2028	4.500%	2,664,000	2,640,911
03/15/2028	5.125%	3,325,000	3,309,099
Clearway Energy Operating LLC
10/15/2025	5.750%	1,357,000	1,428,081
09/15/2026	5.000%	5,656,000	5,849,890
Clearway Energy Operating LLC(e)
03/15/2028	4.750%	1,783,000	1,832,456
NextEra Energy Operating Partners LP(e)
07/15/2024	4.250%	1,740,000	1,814,476
10/15/2026	3.875%	1,900,000	1,914,066
09/15/2027	4.500%	8,160,000	8,529,031
NRG Energy, Inc.
01/15/2027	6.625%	2,332,000	2,506,326
01/15/2028	5.750%	188,000	202,522
NRG Energy, Inc.(e)
06/15/2029	5.250%	5,783,000	6,237,585
Pattern Energy Group, Inc.(e)
02/01/2024	5.875%	4,857,000	4,994,806
TerraForm Power Operating LLC(e)
01/31/2028	5.000%	2,428,000	2,622,363
01/15/2030	4.750%	2,207,000	2,328,241
Vistra Operations Co. LLC(e)
02/15/2027	5.625%	4,127,000	4,282,108
07/31/2027	5.000%	3,086,000	3,178,122
Total			64,038,057
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Environmental 0.3%
Clean Harbors, Inc.(e)
07/15/2027	4.875%	919,000	967,736
07/15/2029	5.125%	644,000	687,795
GFL Environmental, Inc.(e)
12/15/2026	5.125%	1,450,000	1,497,752
Total			3,153,283
Finance Companies 2.7%
AG Issuer LLC(e),(f)
03/01/2028	6.250%	1,297,000	1,297,000
Global Aircraft Leasing Co., Ltd.(e),(g)
09/15/2024	6.500%	4,511,000	4,619,368
Navient Corp.
01/25/2022	7.250%	5,777,000	6,225,583
06/15/2022	6.500%	3,411,000	3,648,474
Provident Funding Associates LP/Finance Corp.(e)
06/15/2025	6.375%	4,304,000	4,229,092
Quicken Loans, Inc.(e)
05/01/2025	5.750%	7,948,000	8,208,679
Springleaf Finance Corp.
03/15/2023	5.625%	2,559,000	2,742,827
03/15/2024	6.125%	3,449,000	3,776,788
Total			34,747,811
Food and Beverage 2.2%
B&G Foods, Inc.
04/01/2025	5.250%	3,889,000	3,968,930
09/15/2027	5.250%	220,000	219,342
Darling Ingredients, Inc.(e)
04/15/2027	5.250%	468,000	495,738
FAGE International SA/USA Dairy Industry, Inc.(e)
08/15/2026	5.625%	3,364,000	3,149,289
Lamb Weston Holdings, Inc.(e)
11/01/2024	4.625%	2,632,000	2,766,666
11/01/2026	4.875%	940,000	993,254
Performance Food Group, Inc.(e)
10/15/2027	5.500%	1,173,000	1,238,745
Post Holdings, Inc.(e)
08/15/2026	5.000%	9,994,000	10,367,576
03/01/2027	5.750%	3,485,000	3,677,713
01/15/2028	5.625%	1,446,000	1,533,631
Total			28,410,884
Gaming 4.0%
Boyd Gaming Corp.
08/15/2026	6.000%	1,701,000	1,804,908

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Income Opportunities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Boyd Gaming Corp.(e)
12/01/2027	4.750%	2,223,000	2,263,023
Caesars Resort Collection LLC/CRC Finco, Inc.(e)
10/15/2025	5.250%	2,049,000	2,082,033
Eldorado Resorts, Inc.
04/01/2025	6.000%	5,065,000	5,308,795
09/15/2026	6.000%	2,161,000	2,368,584
International Game Technology PLC(e)
02/15/2025	6.500%	4,558,000	5,135,878
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	2,076,000	2,263,230
09/01/2026	4.500%	1,700,000	1,772,127
02/01/2027	5.750%	2,311,000	2,569,981
Scientific Games International, Inc.(e)
10/15/2025	5.000%	4,887,000	5,026,522
03/15/2026	8.250%	2,469,000	2,665,309
05/15/2028	7.000%	1,346,000	1,423,884
11/15/2029	7.250%	1,345,000	1,444,119
Stars Group Holdings BV/Co-Borrower LLC(e)
07/15/2026	7.000%	1,705,000	1,855,065
VICI Properties LP/Note Co., Inc.(e)
12/01/2026	4.250%	2,002,000	2,057,038
12/01/2029	4.625%	1,603,000	1,677,260
VICI Properties LP/Note Co., Inc.(e),(f)
02/15/2027	3.750%	2,809,000	2,819,060
08/15/2030	4.125%	2,808,000	2,844,061
Wynn Las Vegas LLC/Capital Corp.(e)
03/01/2025	5.500%	3,316,000	3,472,845
Wynn Resorts Finance LLC/Capital Corp.(e)
10/01/2029	5.125%	299,000	309,544
Total			51,163,266
Health Care 5.0%
Acadia Healthcare Co., Inc.
07/01/2022	5.125%	2,493,000	2,520,561
02/15/2023	5.625%	1,476,000	1,497,583
03/01/2024	6.500%	330,000	340,413
Avantor, Inc.(e)
10/01/2024	6.000%	1,345,000	1,429,650
10/01/2025	9.000%	1,071,000	1,183,472
Change Healthcare Holdings LLC/Finance, Inc.(e)
03/01/2025	5.750%	4,144,000	4,215,091
Charles River Laboratories International, Inc.(e)
04/01/2026	5.500%	1,382,000	1,471,342
05/01/2028	4.250%	884,000	898,052
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	1,986,000	2,025,780
CHS/Community Health Systems, Inc.(e),(f)
02/15/2025	6.625%	2,839,000	2,866,452
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Encompass Health Corp.
02/01/2028	4.500%	1,100,000	1,134,056
02/01/2030	4.750%	552,000	572,786
HCA, Inc.
09/01/2028	5.625%	6,274,000	7,269,952
02/01/2029	5.875%	1,867,000	2,203,723
Hologic, Inc.(e)
10/15/2025	4.375%	4,639,000	4,736,333
IQVIA, Inc.(e)
05/15/2027	5.000%	2,436,000	2,567,996
Select Medical Corp.(e)
08/15/2026	6.250%	3,642,000	3,933,015
Teleflex, Inc.
06/01/2026	4.875%	1,661,000	1,739,693
11/15/2027	4.625%	2,825,000	2,982,148
Tenet Healthcare Corp.(e)
01/01/2026	4.875%	4,325,000	4,491,141
11/01/2027	5.125%	12,359,000	12,928,302
Total			63,007,541
Healthcare Insurance 1.6%
Centene Corp.(e)
06/01/2026	5.375%	4,136,000	4,398,764
08/15/2026	5.375%	3,507,000	3,724,637
12/15/2027	4.250%	4,736,000	4,936,990
12/15/2029	4.625%	6,167,000	6,643,229
Total			19,703,620
Home Construction 1.6%
KB Home
11/15/2029	4.800%	3,895,000	4,060,578
Lennar Corp.
11/15/2024	5.875%	2,630,000	2,965,844
06/01/2026	5.250%	4,607,000	5,105,807
Meritage Homes Corp.
04/01/2022	7.000%	1,013,000	1,106,682
Taylor Morrison Communities, Inc.(e)
01/15/2028	5.750%	1,835,000	2,007,143
Taylor Morrison Communities, Inc./Holdings II(e)
04/15/2023	5.875%	376,000	405,330
03/01/2024	5.625%	3,500,000	3,790,645
TRI Pointe Group, Inc./Homes
06/15/2024	5.875%	1,211,000	1,322,294
Total			20,764,323
Independent Energy 6.6%
Callon Petroleum Co.
10/01/2024	6.125%	1,574,000	1,518,355
07/01/2026	6.375%	6,255,000	5,912,218

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	1,345,000	1,343,315
Centennial Resource Production LLC(e)
01/15/2026	5.375%	2,246,000	2,124,858
04/01/2027	6.875%	2,671,000	2,650,519
CrownRock LP/Finance, Inc.(e)
10/15/2025	5.625%	9,247,000	9,341,087
Endeavor Energy Resources LP/Finance, Inc.(e)
01/30/2028	5.750%	2,160,000	2,245,621
Hilcorp Energy I LP/Finance Co.(e)
10/01/2025	5.750%	2,927,000	2,656,524
11/01/2028	6.250%	2,371,000	2,104,350
Jagged Peak Energy LLC
05/01/2026	5.875%	3,723,000	3,835,193
Matador Resources Co.
09/15/2026	5.875%	6,262,000	6,118,125
Murphy Oil Corp.
12/01/2027	5.875%	2,660,000	2,726,785
Parsley Energy LLC/Finance Corp.(e)
08/15/2025	5.250%	8,474,000	8,741,666
10/15/2027	5.625%	8,359,000	8,823,875
QEP Resources, Inc.
03/01/2026	5.625%	2,487,000	2,225,618
SM Energy Co.
09/15/2026	6.750%	5,437,000	4,958,003
01/15/2027	6.625%	2,689,000	2,432,276
WPX Energy, Inc.
09/15/2024	5.250%	5,535,000	5,799,641
10/15/2027	5.250%	1,853,000	1,936,552
01/15/2030	4.500%	5,494,000	5,521,779
Total			83,016,360
Leisure 0.6%
Live Nation Entertainment, Inc.(e)
11/01/2024	4.875%	2,720,000	2,814,566
10/15/2027	4.750%	1,802,000	1,859,279
Viking Cruises Ltd.(e)
09/15/2027	5.875%	2,855,000	2,929,550
Total			7,603,395
Media and Entertainment 3.7%
Clear Channel Worldwide Holdings, Inc.(e)
08/15/2027	5.125%	6,072,000	6,253,255
Diamond Sports Group LLC/Finance Co.(e)
08/15/2026	5.375%	4,407,000	4,393,110
iHeartCommunications, Inc.
05/01/2026	6.375%	1,716,030	1,858,032
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
iHeartCommunications, Inc.(e)
08/15/2027	5.250%	3,616,000	3,781,586
01/15/2028	4.750%	3,813,000	3,883,695
Lamar Media Corp.(e),(f)
02/15/2028	3.750%	1,199,000	1,207,035
02/15/2030	4.000%	460,000	463,498
Match Group, Inc.(e)
12/15/2027	5.000%	170,000	178,899
Netflix, Inc.
11/15/2028	5.875%	8,460,000	9,537,644
05/15/2029	6.375%	589,000	688,518
Netflix, Inc.(e)
11/15/2029	5.375%	1,999,000	2,177,245
06/15/2030	4.875%	2,682,000	2,800,659
Outfront Media Capital LLC/Corp.(e)
08/15/2027	5.000%	2,098,000	2,198,713
03/15/2030	4.625%	3,133,000	3,229,861
TEGNA, Inc.(e)
09/15/2029	5.000%	2,745,000	2,781,278
Twitter, Inc.(e)
12/15/2027	3.875%	1,782,000	1,787,563
Total			47,220,591
Metals and Mining 3.6%
Alcoa Nederland Holding BV(e)
09/30/2024	6.750%	366,000	384,486
09/30/2026	7.000%	2,229,000	2,418,721
Big River Steel LLC/Finance Corp.(e)
09/01/2025	7.250%	1,777,000	1,870,279
Constellium NV(e)
02/15/2026	5.875%	7,886,000	8,188,311
Freeport-McMoRan, Inc.
09/01/2029	5.250%	3,086,000	3,269,197
03/15/2043	5.450%	7,738,000	7,884,660
HudBay Minerals, Inc.(e)
01/15/2023	7.250%	2,366,000	2,414,362
01/15/2025	7.625%	5,934,000	6,060,181
Novelis Corp.(e)
09/30/2026	5.875%	8,886,000	9,422,886
01/30/2030	4.750%	3,697,000	3,716,257
Total			45,629,340
Midstream 8.0%
Antero Midstream Partners LP/Finance Corp.(e)
03/01/2027	5.750%	1,773,000	1,385,755
Cheniere Energy Partners LP
10/01/2026	5.625%	3,990,000	4,185,596
Cheniere Energy Partners LP(e)
10/01/2029	4.500%	4,582,000	4,657,629

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Income Opportunities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DCP Midstream Operating LP
05/15/2029	5.125%	3,664,000	3,899,940
04/01/2044	5.600%	10,087,000	9,839,272
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	3,649,000	3,713,878
Genesis Energy LP/Finance Corp.
02/01/2028	7.750%	1,467,000	1,478,842
Holly Energy Partners LP/Finance Corp.(e)
08/01/2024	6.000%	4,320,000	4,514,400
Holly Energy Partners LP/Finance Corp.(e),(f)
02/01/2028	5.000%	3,065,000	3,106,616
NuStar Logistics LP
06/01/2026	6.000%	1,402,000	1,477,074
04/28/2027	5.625%	3,998,000	4,113,455
Rockies Express Pipeline LLC(e)
07/15/2029	4.950%	7,481,000	7,474,468
Rockpoint Gas Storage Canada Ltd.(e)
03/31/2023	7.000%	4,834,000	4,733,626
Sunoco LP/Finance Corp.
01/15/2023	4.875%	1,608,000	1,648,362
02/15/2026	5.500%	4,168,000	4,285,383
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	9,603,000	10,017,357
01/15/2028	5.000%	5,540,000	5,638,875
Targa Resources Partners LP/Finance Corp.(e)
03/01/2030	5.500%	5,319,000	5,488,537
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	4,225,000	4,235,539
Western Midstream Operating LP
03/01/2028	4.500%	6,738,000	6,806,781
02/01/2030	4.050%	8,615,000	8,579,660
Total			101,281,045
Oil Field Services 1.5%
Apergy Corp.
05/01/2026	6.375%	4,558,000	4,830,312
Archrock Partners LP/Finance Corp.(e)
04/01/2028	6.250%	1,655,000	1,701,890
Nabors Industries Ltd.(e)
01/15/2026	7.250%	1,494,000	1,492,409
01/15/2028	7.500%	4,557,000	4,512,399
Transocean Sentry Ltd.(e)
05/15/2023	5.375%	4,810,000	4,822,025
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	971,000	1,013,075
Total			18,372,110
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 3.0%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(e)
02/15/2025	6.000%	2,809,000	2,934,183
08/15/2026	4.125%	2,302,000	2,378,174
08/15/2027	5.250%	3,156,000	3,308,839
Berry Global Escrow Corp.(e)
07/15/2026	4.875%	2,207,000	2,307,094
Berry Global, Inc.
07/15/2023	5.125%	2,392,000	2,439,402
BWAY Holding Co.(e)
04/15/2024	5.500%	3,689,000	3,804,529
Owens-Brockway Glass Container, Inc.(e)
08/15/2023	5.875%	4,679,000	5,014,850
Reynolds Group Issuer, Inc./LLC(e)
07/15/2023	5.125%	10,633,000	10,847,229
Trivium Packaging Finance BV(e)
08/15/2026	5.500%	4,226,000	4,458,606
Total			37,492,906
Pharmaceuticals 3.0%
Bausch Health Companies, Inc.(e)
04/15/2025	6.125%	2,344,000	2,416,223
11/01/2025	5.500%	2,427,000	2,519,926
12/15/2025	9.000%	2,385,000	2,690,613
04/01/2026	9.250%	6,499,000	7,422,232
01/31/2027	8.500%	3,439,000	3,887,449
01/15/2028	7.000%	606,000	657,040
01/30/2028	5.000%	1,675,000	1,694,077
01/30/2030	5.250%	1,674,000	1,703,790
Catalent Pharma Solutions, Inc.(e)
01/15/2026	4.875%	2,653,000	2,733,946
07/15/2027	5.000%	570,000	600,098
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(e)
08/01/2023	6.375%	8,739,000	8,989,511
Par Pharmaceutical, Inc.(e)
04/01/2027	7.500%	2,428,000	2,465,953
Total			37,780,858
Property & Casualty 0.0%
Lumbermens Mutual Casualty Co.(d),(e)
12/01/2097	0.000%	4,600,000	46
Subordinated
12/01/2037	0.000%	180,000	2
Lumbermens Mutual Casualty Co.(d)
Subordinated
07/01/2026	0.000%	9,865,000	98
Total			146

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2020	11

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 0.6%
1011778 BC ULC/New Red Finance, Inc.(e)
01/15/2028	3.875%	2,764,000	2,779,994
IRB Holding Corp.(e)
02/15/2026	6.750%	3,640,000	3,794,920
Yum! Brands, Inc.(e)
01/15/2030	4.750%	1,418,000	1,515,167
Total			8,090,081
Retailers 0.6%
L Brands, Inc.
06/15/2029	7.500%	860,000	925,626
11/01/2035	6.875%	1,656,000	1,660,254
PetSmart, Inc.(e)
06/01/2025	5.875%	5,006,000	5,153,027
Total			7,738,907
Supermarkets 0.7%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	1,328,000	1,377,788
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP(e)
03/15/2026	7.500%	1,483,000	1,643,484
02/15/2028	5.875%	1,698,000	1,814,586
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(e)
01/15/2027	4.625%	3,087,000	3,127,045
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(e),(f)
02/15/2030	4.875%	1,386,000	1,422,345
Total			9,385,248
Technology 5.2%
Alliance Data Systems Corp.(e)
12/15/2024	4.750%	3,203,000	3,192,711
Broadcom Corp./Cayman Finance Ltd.
01/15/2027	3.875%	7,665,000	8,092,266
Camelot Finance SA(e)
11/01/2026	4.500%	1,779,000	1,809,867
CDK Global, Inc.
06/01/2027	4.875%	1,988,000	2,089,568
CommScope Finance LLC(e)
03/01/2024	5.500%	1,813,000	1,860,121
CommScope Technologies LLC(e)
06/15/2025	6.000%	3,260,000	3,122,241
Gartner, Inc.(e)
04/01/2025	5.125%	8,223,000	8,560,436
Iron Mountain, Inc.
08/15/2024	5.750%	4,465,000	4,507,469
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MSCI, Inc.(e)
08/01/2026	4.750%	3,710,000	3,894,382
NCR Corp.
07/15/2022	5.000%	3,769,000	3,804,645
12/15/2023	6.375%	4,719,000	4,835,230
NCR Corp.(e)
09/01/2027	5.750%	1,829,000	1,949,833
Plantronics, Inc.(e)
05/31/2023	5.500%	2,248,000	2,169,487
PTC, Inc.
05/15/2024	6.000%	5,969,000	6,198,386
PTC, Inc.(e),(f)
02/15/2025	3.625%	631,000	638,019
02/15/2028	4.000%	911,000	923,280
Qualitytech LP/QTS Finance Corp.(e)
11/15/2025	4.750%	6,147,000	6,366,197
Refinitiv US Holdings, Inc.(e)
11/15/2026	8.250%	1,183,000	1,321,302
Sensata Technologies, Inc.(e)
02/15/2030	4.375%	868,000	880,861
Total			66,216,301
Transportation Services 1.6%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	220,000	222,663
Avis Budget Car Rental LLC/Finance, Inc.(e)
03/15/2025	5.250%	6,243,000	6,432,852
Hertz Corp. (The)(e)
06/01/2022	7.625%	1,677,000	1,736,457
10/15/2024	5.500%	1,569,000	1,593,897
08/01/2026	7.125%	2,028,000	2,168,170
01/15/2028	6.000%	6,331,000	6,385,877
XPO Logistics, Inc.(e)
06/15/2022	6.500%	1,859,000	1,892,350
Total			20,432,266
Wireless 4.9%
Altice France SA(e)
05/01/2026	7.375%	9,767,000	10,416,718
02/01/2027	8.125%	3,063,000	3,428,083
01/15/2028	5.500%	3,507,000	3,577,445
SBA Communications Corp.
09/01/2024	4.875%	11,540,000	11,929,713
SBA Communications Corp.(e),(f)
02/15/2027	3.875%	3,240,000	3,286,761
Sprint Capital Corp.
11/15/2028	6.875%	6,965,000	7,087,612

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Income Opportunities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Corp.
03/01/2026	7.625%	4,147,000	4,329,918
T-Mobile U.S.A., Inc.
01/15/2026	6.500%	12,777,000	13,626,337
02/01/2026	4.500%	2,022,000	2,083,461
02/01/2028	4.750%	2,528,000	2,690,147
Total			62,456,195
Wirelines 2.3%
CenturyLink, Inc.
06/15/2021	6.450%	1,784,000	1,872,934
03/15/2022	5.800%	3,319,000	3,501,287
04/01/2024	7.500%	10,039,000	11,345,425
CenturyLink, Inc.(e)
12/15/2026	5.125%	7,419,000	7,643,419
02/15/2027	4.000%	1,365,000	1,376,249
Frontier Communications Corp.(e)
04/01/2026	8.500%	1,327,000	1,355,555
Telecom Italia Capital SA
09/30/2034	6.000%	1,183,000	1,330,722
Total			28,425,591
Total Corporate Bonds & Notes (Cost $1,133,180,424)			1,172,507,405

Foreign Government Obligations(h) 0.2%

Canada 0.2%
NOVA Chemicals Corp.(e)
06/01/2027	5.250%	2,418,000	2,460,532
Total Foreign Government Obligations (Cost $2,506,849)			2,460,532

Senior Loans 3.6%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.2%
Vertiv Group Corp.(i),(j)
Tranche B Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 11/30/2023	5.645%	2,662,000	2,657,555
Finance Companies 0.3%
Ellie Mae, Inc.(i),(j)
1st Lien Term Loan
3-month USD LIBOR + 4.000% 04/17/2026	5.945%	3,410,453	3,421,809
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.4%
8th Avenue Food & Provisions, Inc.(i),(j)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	5.434%	4,790,172	4,796,160
Froneri International PLC(f),(i),(j)
Term Loan
1-month USD LIBOR + 5.750% 01/29/2027		491,000	498,365
Total			5,294,525
Health Care 0.0%
Avantor Funding, Inc.(i),(j)
Tranche B3 Term Loan
3-month USD LIBOR + 2.250% Floor 1.000% 11/21/2024	3.895%	481,492	484,102
Metals and Mining 0.5%
Big River Steel LLC(i),(j)
Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 08/23/2023	6.945%	5,867,540	5,882,209
Restaurants 0.3%
IRB Holding Corp./Arby’s/Buffalo Wild Wings(i),(j)
Tranche B Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 02/05/2025	4.384%	3,737,470	3,742,628
Retailers 0.3%
BellRing Brands LLC(i),(j),(k)
Tranche B Term Loan
3-month USD LIBOR + 5.000% Floor 1.000% 10/01/2024	6.645%	3,774,000	3,830,610
Technology 1.6%
Ascend Learning LLC(i),(j)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 07/12/2024	4.645%	4,329,646	4,347,224
Dun & Bradstreet Corp. (The)(i),(j)
Term Loan
3-month USD LIBOR + 5.000% 02/06/2026	6.661%	3,911,000	3,931,533
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(i),(j)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	4.895%	3,742,827	3,743,613

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2020	13

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Project Alpha Intermediate Holding, Inc.(i),(j)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/26/2024	5.380%	688,902	688,475
3-month USD LIBOR + 4.250% 04/26/2024	6.130%	2,074,458	2,081,366
Refinitiv US Holdings, Inc.(e),(i),(j)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	4.895%	4,011,739	4,049,008
Ultimate Software Group, Inc. (The)(i),(j)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	5.395%	1,544,130	1,549,673
Total			20,390,892
Total Senior Loans (Cost $45,123,434)			45,704,330
Money Market Funds 4.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.648%(l),(m)	52,408,373	52,408,373
Total Money Market Funds (Cost $52,405,728)		52,408,373
Total Investments in Securities (Cost: $1,236,407,582)		1,273,155,984
Other Assets & Liabilities, Net		(7,835,631)
Net Assets		1,265,320,353

Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At January 31, 2020, the total value of these securities amounted to $62, which represents less than 0.01% of total net assets.
(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At January 31, 2020, the total value of these securities amounted to $146, which represents less than 0.01% of total net assets.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At January 31, 2020, the total value of these securities amounted to $780,711,939, which represents 61.70% of total net assets.
(f)	Represents a security purchased on a when-issued basis.
(g)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(h)	Principal and interest may not be guaranteed by a governmental entity.
(i)	The stated interest rate represents the weighted average interest rate at January 31, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(j)	Variable rate security. The interest rate shown was the current rate as of January 31, 2020.
(k)	Represents a security purchased on a forward commitment basis.
(l)	The rate shown is the seven-day current annualized yield at January 31, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Income Opportunities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Notes to Portfolio of Investments  (continued)
(m)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended January 31, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.648%
	112,898,497	195,602,626	(256,092,750)	52,408,373	5,401	2,645	870,080	52,408,373
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	3,249	—	62	3,311
Consumer Discretionary	66,517	—	—	66,517
Industrials	5,516	—	—	5,516
Utilities	—	—	0*	0*
Total Common Stocks	75,282	—	62	75,344
Convertible Bonds	—	—	0*	0*
Corporate Bonds & Notes	—	1,172,507,405	—	1,172,507,405
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2020	15

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Foreign Government Obligations	—	2,460,532	—	2,460,532
Senior Loans	—	45,704,330	—	45,704,330
Money Market Funds	52,408,373	—	—	52,408,373
Total Investments in Securities	52,483,655	1,220,672,267	62	1,273,155,984

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Income Opportunities Fund | Semiannual Report 2020

Statement of Assets and Liabilities
January 31, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,184,001,854)	$1,220,747,611
Affiliated issuers (cost $52,405,728)	52,408,373
Cash	111,435
Receivable for:
Investments sold	2,498,350
Capital shares sold	4,376,613
Dividends	83,493
Interest	17,257,610
Foreign tax reclaims	27,377
Expense reimbursement due from Investment Manager	527
Prepaid expenses	3,397
Other assets	7,350
Total assets	1,297,522,136
Liabilities
Payable for:
Investments purchased	2,372,902
Investments purchased on a delayed delivery basis	22,778,284
Capital shares purchased	1,948,188
Distributions to shareholders	4,709,358
Management services fees	21,908
Distribution and/or service fees	3,369
Transfer agent fees	82,972
Compensation of board members	228,543
Compensation of chief compliance officer	143
Other expenses	56,116
Total liabilities	32,201,783
Net assets applicable to outstanding capital stock	$1,265,320,353
Represented by
Paid in capital	1,265,086,703
Total distributable earnings (loss)	233,650
Total - representing net assets applicable to outstanding capital stock	$1,265,320,353
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2020	17

Statement of Assets and Liabilities  (continued)
January 31, 2020 (Unaudited)
Class A
Net assets	$362,205,306
Shares outstanding	36,076,421
Net asset value per share	$10.04
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.54
Advisor Class
Net assets	$13,373,889
Shares outstanding	1,327,465
Net asset value per share	$10.07
Class C
Net assets	$32,493,808
Shares outstanding	3,239,459
Net asset value per share	$10.03
Institutional Class
Net assets	$316,142,867
Shares outstanding	31,420,004
Net asset value per share	$10.06
Institutional 2 Class
Net assets	$100,699,771
Shares outstanding	10,001,949
Net asset value per share	$10.07
Institutional 3 Class
Net assets	$439,484,054
Shares outstanding	43,708,702
Net asset value per share	$10.05
Class R
Net assets	$920,658
Shares outstanding	91,692
Net asset value per share	$10.04
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Income Opportunities Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended January 31, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$1,394
Dividends — affiliated issuers	870,080
Interest	33,479,800
Interfund lending	168
Total income	34,351,442
Expenses:
Management services fees	4,037,863
Distribution and/or service fees
Class A	470,059
Class C	174,372
Class R	2,411
Transfer agent fees
Class A	239,891
Advisor Class	9,110
Class C	22,251
Institutional Class	202,996
Institutional 2 Class	26,094
Institutional 3 Class	17,136
Class R	616
Compensation of board members	31,328
Custodian fees	13,585
Printing and postage fees	55,011
Registration fees	57,798
Audit fees	17,798
Legal fees	9,049
Compensation of chief compliance officer	143
Other	24,514
Total expenses	5,412,025
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(49,792)
Expense reduction	(440)
Total net expenses	5,361,793
Net investment income	28,989,649
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,079,919
Investments — affiliated issuers	5,401
Swap contracts	1,523,197
Net realized gain	10,608,517
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	12,697,339
Investments — affiliated issuers	2,645
Swap contracts	(949,731)
Net change in unrealized appreciation (depreciation)	11,750,253
Net realized and unrealized gain	22,358,770
Net increase in net assets resulting from operations	$51,348,419
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2020	19

Statement of Changes in Net Assets
	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
Operations
Net investment income	$28,989,649	$62,101,859
Net realized gain (loss)	10,608,517	(16,917,649)
Net change in unrealized appreciation (depreciation)	11,750,253	47,036,443
Net increase in net assets resulting from operations	51,348,419	92,220,653
Distributions to shareholders
Net investment income and net realized gains
Class A	(8,497,700)	(18,080,411)
Advisor Class	(340,899)	(696,578)
Class C	(657,748)	(1,772,860)
Institutional Class	(7,590,352)	(14,978,958)
Institutional 2 Class	(2,192,445)	(3,656,459)
Institutional 3 Class	(10,685,256)	(22,708,762)
Class R	(20,582)	(47,006)
Class T	—	(1,753)
Total distributions to shareholders	(29,984,982)	(61,942,787)
Decrease in net assets from capital stock activity	(16,294,998)	(185,208,531)
Total increase (decrease) in net assets	5,068,439	(154,930,665)
Net assets at beginning of period	1,260,251,914	1,415,182,579
Net assets at end of period	$1,265,320,353	$1,260,251,914
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Income Opportunities Fund | Semiannual Report 2020

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2020 (Unaudited)		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,844,393	28,295,316	3,933,922	37,953,743
Distributions reinvested	777,755	7,764,062	1,724,355	16,546,438
Redemptions	(5,347,850)	(53,325,914)	(11,717,018)	(112,114,719)
Net decrease	(1,725,702)	(17,266,536)	(6,058,741)	(57,614,538)
Advisor Class
Subscriptions	286,018	2,861,586	466,826	4,497,436
Distributions reinvested	33,406	334,599	70,686	681,472
Redemptions	(530,280)	(5,292,772)	(562,583)	(5,433,247)
Net decrease	(210,856)	(2,096,587)	(25,071)	(254,339)
Class C
Subscriptions	159,620	1,590,302	297,236	2,852,283
Distributions reinvested	63,795	636,089	177,136	1,696,896
Redemptions	(721,434)	(7,186,003)	(2,329,384)	(22,364,846)
Net decrease	(498,019)	(4,959,612)	(1,855,012)	(17,815,667)
Institutional Class
Subscriptions	3,462,540	34,597,008	8,209,281	79,586,943
Distributions reinvested	650,342	6,506,306	1,325,493	12,748,558
Redemptions	(5,349,487)	(53,398,303)	(12,219,753)	(117,110,231)
Net decrease	(1,236,605)	(12,294,989)	(2,684,979)	(24,774,730)
Institutional 2 Class
Subscriptions	2,927,293	29,249,873	2,979,815	28,700,553
Distributions reinvested	217,896	2,182,271	379,384	3,654,823
Redemptions	(1,303,701)	(13,009,804)	(3,135,709)	(30,195,014)
Net increase	1,841,488	18,422,340	223,490	2,160,362
Institutional 3 Class
Subscriptions	2,482,216	24,716,326	2,724,190	26,221,250
Distributions reinvested	657,392	6,572,855	1,404,665	13,504,407
Redemptions	(2,946,038)	(29,343,628)	(13,351,526)	(126,615,052)
Net increase (decrease)	193,570	1,945,553	(9,222,671)	(86,889,395)
Class R
Subscriptions	26,194	262,534	61,693	584,050
Distributions reinvested	1,790	17,872	4,086	39,256
Redemptions	(32,439)	(325,573)	(55,680)	(535,909)
Net increase (decrease)	(4,455)	(45,167)	10,099	87,397
Class T
Distributions reinvested	—	—	150	1,460
Redemptions	—	—	(11,629)	(109,081)
Net decrease	—	—	(11,479)	(107,621)
Total net decrease	(1,640,579)	(16,294,998)	(19,624,364)	(185,208,531)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2020	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 1/31/2020 (Unaudited)	$9.87	0.22	0.18	0.40	(0.23)	—	(0.23)
Year Ended 7/31/2019	$9.61	0.45	0.26	0.71	(0.45)	—	(0.45)
Year Ended 7/31/2018	$10.06	0.44	(0.45)	(0.01)	(0.44)	—	(0.44)
Year Ended 7/31/2017	$9.70	0.44	0.35	0.79	(0.43)	—	(0.43)
Year Ended 7/31/2016	$9.92	0.44	(0.14)	0.30	(0.45)	(0.07)	(0.52)
Year Ended 7/31/2015	$10.08	0.44	(0.13)	0.31	(0.44)	(0.03)	(0.47)
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$9.91	0.23	0.17	0.40	(0.24)	—	(0.24)
Year Ended 7/31/2019	$9.64	0.48	0.27	0.75	(0.48)	—	(0.48)
Year Ended 7/31/2018	$10.09	0.46	(0.45)	0.01	(0.46)	—	(0.46)
Year Ended 7/31/2017	$9.73	0.47	0.35	0.82	(0.46)	—	(0.46)
Year Ended 7/31/2016	$9.95	0.46	(0.13)	0.33	(0.48)	(0.07)	(0.55)
Year Ended 7/31/2015	$10.11	0.47	(0.14)	0.33	(0.46)	(0.03)	(0.49)
Class C
Six Months Ended 1/31/2020 (Unaudited)	$9.86	0.18	0.18	0.36	(0.19)	—	(0.19)
Year Ended 7/31/2019	$9.60	0.38	0.26	0.64	(0.38)	—	(0.38)
Year Ended 7/31/2018	$10.05	0.36	(0.45)	(0.09)	(0.36)	—	(0.36)
Year Ended 7/31/2017	$9.69	0.37	0.35	0.72	(0.36)	—	(0.36)
Year Ended 7/31/2016	$9.91	0.37	(0.14)	0.23	(0.38)	(0.07)	(0.45)
Year Ended 7/31/2015	$10.07	0.36	(0.13)	0.23	(0.36)	(0.03)	(0.39)
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$9.89	0.23	0.18	0.41	(0.24)	—	(0.24)
Year Ended 7/31/2019	$9.63	0.48	0.26	0.74	(0.48)	—	(0.48)
Year Ended 7/31/2018	$10.08	0.46	(0.45)	0.01	(0.46)	—	(0.46)
Year Ended 7/31/2017	$9.72	0.47	0.35	0.82	(0.46)	—	(0.46)
Year Ended 7/31/2016	$9.94	0.46	(0.13)	0.33	(0.48)	(0.07)	(0.55)
Year Ended 7/31/2015	$10.10	0.47	(0.14)	0.33	(0.46)	(0.03)	(0.49)
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$9.90	0.24	0.17	0.41	(0.24)	—	(0.24)
Year Ended 7/31/2019	$9.63	0.48	0.27	0.75	(0.48)	—	(0.48)
Year Ended 7/31/2018	$10.08	0.47	(0.45)	0.02	(0.47)	—	(0.47)
Year Ended 7/31/2017	$9.72	0.48	0.35	0.83	(0.47)	—	(0.47)
Year Ended 7/31/2016	$9.95	0.47	(0.14)	0.33	(0.49)	(0.07)	(0.56)
Year Ended 7/31/2015	$10.11	0.48	(0.13)	0.35	(0.48)	(0.03)	(0.51)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Income Opportunities Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 1/31/2020 (Unaudited)	$10.04	4.06%	1.05%(c)	1.04%(c),(d)	4.37%(c)	29%	$362,205
Year Ended 7/31/2019	$9.87	7.62%	1.04%	1.04%	4.69%	43%	$373,159
Year Ended 7/31/2018	$9.61	(0.12%)	1.04%	1.03%(d)	4.45%	46%	$421,366
Year Ended 7/31/2017	$10.06	8.37%	1.10%(e)	1.06%(d),(e)	4.45%	53%	$503,167
Year Ended 7/31/2016	$9.70	3.29%	1.13%	1.07%(d)	4.63%	53%	$1,520,106
Year Ended 7/31/2015	$9.92	3.10%	1.12%	1.07%(d)	4.37%	61%	$1,622,952
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$10.07	4.08%	0.80%(c)	0.79%(c),(d)	4.63%(c)	29%	$13,374
Year Ended 7/31/2019	$9.91	7.99%	0.79%	0.79%	4.93%	43%	$15,240
Year Ended 7/31/2018	$9.64	0.15%	0.79%	0.79%(d)	4.73%	46%	$15,072
Year Ended 7/31/2017	$10.09	8.63%	0.83%(e)	0.81%(d),(e)	4.71%	53%	$11,488
Year Ended 7/31/2016	$9.73	3.55%	0.89%	0.82%(d)	4.94%	53%	$9,824
Year Ended 7/31/2015	$9.95	3.35%	0.87%	0.82%(d)	4.64%	61%	$3,759
Class C
Six Months Ended 1/31/2020 (Unaudited)	$10.03	3.67%	1.80%(c)	1.79%(c),(d)	3.63%(c)	29%	$32,494
Year Ended 7/31/2019	$9.86	6.82%	1.79%	1.79%	3.95%	43%	$36,860
Year Ended 7/31/2018	$9.60	(0.87%)	1.78%	1.78%(d)	3.69%	46%	$53,674
Year Ended 7/31/2017	$10.05	7.58%	1.83%(e)	1.81%(d),(e)	3.71%	53%	$88,881
Year Ended 7/31/2016	$9.69	2.51%	1.88%	1.82%(d)	3.89%	53%	$98,405
Year Ended 7/31/2015	$9.91	2.33%	1.87%	1.82%(d)	3.63%	61%	$104,568
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$10.06	4.18%	0.80%(c)	0.79%(c),(d)	4.63%(c)	29%	$316,143
Year Ended 7/31/2019	$9.89	7.89%	0.79%	0.79%	4.94%	43%	$323,071
Year Ended 7/31/2018	$9.63	0.14%	0.78%	0.78%(d)	4.65%	46%	$340,274
Year Ended 7/31/2017	$10.08	8.65%	0.84%	0.82%(d)	4.77%	53%	$773,284
Year Ended 7/31/2016	$9.72	3.55%	0.88%	0.82%(d)	4.88%	53%	$670,496
Year Ended 7/31/2015	$9.94	3.36%	0.87%	0.82%(d)	4.62%	61%	$822,892
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$10.07	4.22%	0.73%(c)	0.72%(c)	4.69%(c)	29%	$100,700
Year Ended 7/31/2019	$9.90	8.08%	0.72%	0.72%	5.01%	43%	$80,781
Year Ended 7/31/2018	$9.63	0.21%	0.72%	0.71%	4.77%	46%	$76,460
Year Ended 7/31/2017	$10.08	8.76%	0.70%	0.70%	4.82%	53%	$99,507
Year Ended 7/31/2016	$9.72	3.57%	0.70%	0.70%	4.99%	53%	$75,552
Year Ended 7/31/2015	$9.95	3.50%	0.69%	0.69%	4.77%	61%	$23,669
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2020	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$9.89	0.24	0.17	0.41	(0.25)	—	(0.25)
Year Ended 7/31/2019	$9.62	0.49	0.27	0.76	(0.49)	—	(0.49)
Year Ended 7/31/2018	$10.07	0.47	(0.45)	0.02	(0.47)	—	(0.47)
Year Ended 7/31/2017	$9.71	0.48	0.36	0.84	(0.48)	—	(0.48)
Year Ended 7/31/2016	$9.93	0.47	(0.13)	0.34	(0.49)	(0.07)	(0.56)
Year Ended 7/31/2015	$10.09	0.48	(0.13)	0.35	(0.48)	(0.03)	(0.51)
Class R
Six Months Ended 1/31/2020 (Unaudited)	$9.87	0.21	0.17	0.38	(0.21)	—	(0.21)
Year Ended 7/31/2019	$9.61	0.43	0.26	0.69	(0.43)	—	(0.43)
Year Ended 7/31/2018	$10.06	0.41	(0.45)	(0.04)	(0.41)	—	(0.41)
Year Ended 7/31/2017	$9.70	0.42	0.35	0.77	(0.41)	—	(0.41)
Year Ended 7/31/2016	$9.92	0.41	(0.13)	0.28	(0.43)	(0.07)	(0.50)
Year Ended 7/31/2015	$10.08	0.41	(0.13)	0.28	(0.41)	(0.03)	(0.44)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Class R
07/31/2017	0.01%	0.01%	0.01%	0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Income Opportunities Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$10.05	4.14%	0.68%(c)	0.67%(c)	4.74%(c)	29%	$439,484
Year Ended 7/31/2019	$9.89	8.13%	0.67%	0.67%	5.06%	43%	$430,191
Year Ended 7/31/2018	$9.62	0.26%	0.67%	0.66%	4.84%	46%	$507,399
Year Ended 7/31/2017	$10.07	8.82%	0.65%	0.65%	4.82%	53%	$348,644
Year Ended 7/31/2016	$9.71	3.72%	0.65%	0.65%	4.98%	53%	$1,972
Year Ended 7/31/2015	$9.93	3.55%	0.63%	0.63%	4.76%	61%	$443
Class R
Six Months Ended 1/31/2020 (Unaudited)	$10.04	3.93%	1.30%(c)	1.29%(c),(d)	4.12%(c)	29%	$921
Year Ended 7/31/2019	$9.87	7.35%	1.29%	1.29%	4.44%	43%	$949
Year Ended 7/31/2018	$9.61	(0.37%)	1.28%	1.28%(d)	4.15%	46%	$827
Year Ended 7/31/2017	$10.06	8.11%	1.33%(e)	1.31%(d),(e)	4.22%	53%	$1,598
Year Ended 7/31/2016	$9.70	3.03%	1.38%	1.32%(d)	4.39%	53%	$1,430
Year Ended 7/31/2015	$9.92	2.84%	1.37%	1.32%(d)	4.13%	61%	$1,076
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Semiannual Report 2020	25

Notes to Financial Statements
January 31, 2020 (Unaudited)
Note 1. Organization
Columbia Income Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
26	Columbia Income Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Income Opportunities Fund | Semiannual Report 2020	27

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to manage cash. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount,
28	Columbia Income Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Swap contracts ($)
Credit risk	1,523,197

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Swap contracts ($)
Credit risk	(949,731)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended January 31, 2020:
Derivative instrument	Average notional amounts ($)*
Credit default swap contracts — sell protection	8,465,000

*	Based on the ending quarterly outstanding amounts for the six months ended January 31, 2020.
Columbia Income Opportunities Fund | Semiannual Report 2020	29

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
30	Columbia Income Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Income Opportunities Fund | Semiannual Report 2020	31

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended January 31, 2020 was 0.64% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
32	Columbia Income Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
For the six months ended January 31, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $440.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,010,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended January 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	72,982
Class C	—	1.00(b)	170

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
Columbia Income Opportunities Fund | Semiannual Report 2020	33

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	1.03%	1.05%
Advisor Class	0.78	0.80
Class C	1.78	1.80
Institutional Class	0.78	0.80
Institutional 2 Class	0.71	0.73
Institutional 3 Class	0.66	0.68
Class R	1.28	1.30
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,236,408,000	45,265,000	(8,517,000)	36,748,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
32,135,871	12,774,415	44,910,286
34	Columbia Income Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $381,406,557 and $335,628,662, respectively, for the six months ended January 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended January 31, 2020 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,200,000	2.48	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at January 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
Columbia Income Opportunities Fund | Semiannual Report 2020	35

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
The Fund had no borrowings during the six months ended January 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The market values of securities or other investments that the Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and disease/virus epidemics. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in the Fund. An investment in the Fund could lose money over short or even long periods.
Shareholder concentration risk
At January 31, 2020, two unaffiliated shareholders of record owned 29.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 49.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
36	Columbia Income Opportunities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Income Opportunities Fund | Semiannual Report 2020	37

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Columbia Income Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR164_07_K01_(03/20)

SemiAnnual Report
January 31, 2020
Columbia Disciplined Core Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Disciplined Core Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Core Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Brian Condon, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2010
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since December 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended January 31, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/24/03	7.06	14.84	10.53	13.64
	Including sales charges		0.89	8.21	9.24	12.96
Advisor Class*		03/19/13	7.15	15.13	10.82	13.84
Class C	Excluding sales charges	04/24/03	6.62	13.95	9.71	12.79
	Including sales charges		5.65	12.95	9.71	12.79
Institutional Class*		09/27/10	7.18	15.11	10.81	13.92
Institutional 2 Class		12/11/06	7.17	15.12	10.87	14.05
Institutional 3 Class*		06/01/15	7.18	15.20	10.90	13.83
Class R		12/11/06	6.91	14.59	10.25	13.36
S&P 500 Index			9.31	21.68	12.37	13.97
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Disciplined Core Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at January 31, 2020)
Common Stocks	99.6
Money Market Funds	0.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at January 31, 2020)
Communication Services	10.9
Consumer Discretionary	9.2
Consumer Staples	7.5
Energy	4.1
Financials	12.5
Health Care	14.2
Industrials	8.9
Information Technology	24.4
Materials	2.0
Real Estate	2.7
Utilities	3.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Core Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2019 — January 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,070.60	1,020.21	5.10	4.98	0.98
Advisor Class	1,000.00	1,000.00	1,071.50	1,021.47	3.80	3.71	0.73
Class C	1,000.00	1,000.00	1,066.20	1,016.44	8.99	8.77	1.73
Institutional Class	1,000.00	1,000.00	1,071.80	1,021.47	3.80	3.71	0.73
Institutional 2 Class	1,000.00	1,000.00	1,071.70	1,021.62	3.65	3.56	0.70
Institutional 3 Class	1,000.00	1,000.00	1,071.80	1,021.87	3.39	3.30	0.65
Class R	1,000.00	1,000.00	1,069.10	1,018.95	6.40	6.24	1.23
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Disciplined Core Fund | Semiannual Report 2020	5

Portfolio of Investments
January 31, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.6%
Issuer	Shares	Value ($)
Communication Services 10.9%
Diversified Telecommunication Services 2.6%
Verizon Communications, Inc.	1,926,200	114,493,328
Interactive Media & Services 8.3%
Alphabet, Inc., Class A(a)	155,200	222,367,456
Facebook, Inc., Class A(a)	744,800	150,382,568
Total		372,750,024
Total Communication Services		487,243,352
Consumer Discretionary 9.1%
Hotels, Restaurants & Leisure 1.3%
Starbucks Corp.	702,900	59,627,007
Household Durables 0.5%
Garmin Ltd.	52,300	5,070,485
PulteGroup, Inc.	345,600	15,431,040
Total		20,501,525
Internet & Direct Marketing Retail 3.1%
Amazon.com, Inc.(a)	39,200	78,741,824
eBay, Inc.	1,742,800	58,488,368
Total		137,230,192
Multiline Retail 1.3%
Target Corp.	527,600	58,426,424
Specialty Retail 2.5%
AutoZone, Inc.(a)	51,500	54,484,940
Best Buy Co., Inc.	587,200	49,729,968
Ross Stores, Inc.	76,900	8,627,411
Total		112,842,319
Textiles, Apparel & Luxury Goods 0.4%
Under Armour, Inc., Class A(a)	975,900	19,693,662
Total Consumer Discretionary		408,321,129
Consumer Staples 7.5%
Beverages 0.2%
PepsiCo, Inc.	48,800	6,930,576
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 1.5%
Walgreens Boots Alliance, Inc.	302,550	15,384,667
Walmart, Inc.	447,200	51,199,928
Total		66,584,595
Food Products 0.7%
General Mills, Inc.	607,100	31,702,762
Household Products 3.5%
Kimberly-Clark Corp.	531,650	76,153,546
Procter & Gamble Co. (The)	643,300	80,168,046
Total		156,321,592
Tobacco 1.6%
Altria Group, Inc.	671,900	31,935,407
Philip Morris International, Inc.	494,900	40,928,230
Total		72,863,637
Total Consumer Staples		334,403,162
Energy 4.1%
Oil, Gas & Consumable Fuels 4.1%
Chevron Corp.	422,500	45,266,650
ConocoPhillips Co.	1,080,060	64,187,966
Devon Energy Corp.	360,800	7,836,576
HollyFrontier Corp.	370,100	16,624,892
Valero Energy Corp.	598,750	50,480,612
Total		184,396,696
Total Energy		184,396,696
Financials 12.5%
Banks 2.6%
Bank of America Corp.	402,600	13,217,358
Citigroup, Inc.	1,392,300	103,601,043
Total		116,818,401
Capital Markets 4.3%
Bank of New York Mellon Corp. (The)	239,400	10,720,332
BlackRock, Inc.	13,100	6,908,285
Franklin Resources, Inc.	815,400	20,629,620
Intercontinental Exchange, Inc.	936,900	93,446,406
Moody’s Corp.	31,500	8,088,885
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Disciplined Core Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
S&P Global, Inc.	156,800	46,056,864
T. Rowe Price Group, Inc.	32,400	4,326,372
Total		190,176,764
Consumer Finance 2.3%
Capital One Financial Corp.	799,100	79,750,180
Synchrony Financial	743,500	24,096,835
Total		103,847,015
Diversified Financial Services 0.7%
Voya Financial, Inc.	536,500	32,045,145
Insurance 2.6%
Allstate Corp. (The)	529,900	62,814,346
MetLife, Inc.	352,300	17,512,833
Prudential Financial, Inc.	270,100	24,595,306
Willis Towers Watson PLC	48,100	10,163,049
Total		115,085,534
Total Financials		557,972,859
Health Care 14.2%
Biotechnology 2.3%
AbbVie, Inc.	393,680	31,895,954
Alexion Pharmaceuticals, Inc.(a)	226,680	22,529,725
BioMarin Pharmaceutical, Inc.(a)	192,900	16,107,150
Vertex Pharmaceuticals, Inc.(a)	138,720	31,496,376
Total		102,029,205
Health Care Equipment & Supplies 3.1%
Baxter International, Inc.	307,100	27,399,462
Dentsply Sirona, Inc.	159,570	8,935,920
Hologic, Inc.(a)	69,900	3,741,048
Medtronic PLC	835,200	96,415,488
Total		136,491,918
Health Care Providers & Services 2.3%
Cardinal Health, Inc.	858,020	43,939,204
HCA Healthcare, Inc.	71,900	9,979,720
McKesson Corp.	355,720	50,729,229
Total		104,648,153
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 6.5%
Bristol-Myers Squibb Co.	1,562,300	98,346,785
Johnson & Johnson	391,700	58,312,379
Merck & Co., Inc.	1,243,000	106,201,920
Mylan NV(a)	563,300	12,065,886
Perrigo Co. PLC	288,800	16,473,152
Total		291,400,122
Total Health Care		634,569,398
Industrials 8.8%
Aerospace & Defense 2.1%
Lockheed Martin Corp.	222,300	95,171,076
Airlines 1.9%
Delta Air Lines, Inc.	152,200	8,483,628
Southwest Airlines Co.	1,407,500	77,384,350
Total		85,867,978
Electrical Equipment 1.6%
Eaton Corp. PLC	740,700	69,973,929
Machinery 2.9%
Cummins, Inc.	457,200	73,138,284
Illinois Tool Works, Inc.	288,800	50,534,224
Parker-Hannifin Corp.	42,000	8,218,980
Total		131,891,488
Professional Services 0.3%
Robert Half International, Inc.	202,200	11,761,974
Total Industrials		394,666,445
Information Technology 24.3%
Communications Equipment 2.4%
Cisco Systems, Inc.	2,202,200	101,235,134
F5 Networks, Inc.(a)	64,900	7,925,588
Total		109,160,722
IT Services 5.7%
MasterCard, Inc., Class A	421,200	133,073,928
VeriSign, Inc.(a)	399,100	83,068,674
Visa, Inc., Class A	189,900	37,784,403
Total		253,927,005

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 4.7%
Broadcom, Inc.	296,100	90,357,876
Lam Research Corp.	288,900	86,152,869
Qorvo, Inc.(a)	241,200	25,533,432
QUALCOMM, Inc.	105,800	9,025,798
Total		211,069,975
Software 7.0%
Adobe, Inc.(a)	158,800	55,761,032
Autodesk, Inc.(a)	98,700	19,429,095
Cadence Design Systems, Inc.(a)	96,100	6,929,771
Fortinet, Inc.(a)	636,400	73,415,104
Microsoft Corp.(b)	825,000	140,439,750
VMware, Inc., Class A(a)	117,800	17,441,468
Total		313,416,220
Technology Hardware, Storage & Peripherals 4.5%
Apple, Inc.	429,680	132,990,257
HP, Inc.	3,253,100	69,356,092
Total		202,346,349
Total Information Technology		1,089,920,271
Materials 1.9%
Chemicals 1.0%
LyondellBasell Industries NV, Class A	578,700	45,057,582
Metals & Mining 0.9%
Nucor Corp.	894,100	42,460,809
Total Materials		87,518,391
Real Estate 2.7%
Equity Real Estate Investment Trusts (REITS) 2.7%
American Tower Corp.	405,790	94,037,775
ProLogis, Inc.	179,100	16,634,808
SBA Communications Corp.	39,900	9,957,444
Total		120,630,027
Total Real Estate		120,630,027
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.6%
Electric Utilities 2.7%
American Electric Power Co., Inc.	290,400	30,265,488
Entergy Corp.	109,300	14,375,136
Exelon Corp.	1,594,600	75,887,014
Total		120,527,638
Independent Power and Renewable Electricity Producers 0.9%
AES Corp. (The)	2,027,100	40,258,206
Total Utilities		160,785,844
Total Common Stocks (Cost $3,497,883,559)		4,460,427,574

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.648%(c),(d)	17,656,469	17,656,469
Total Money Market Funds (Cost $17,655,513)		17,656,469
Total Investments in Securities (Cost: $3,515,539,072)		4,478,084,043
Other Assets & Liabilities, Net		1,225,265
Net Assets		4,479,309,308

At January 31, 2020, securities and/or cash totaling $2,110,852 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Core Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	156	03/2020	USD	25,147,200	413,793	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at January 31, 2020.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended January 31, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.648%
	49,357,445	258,699,846	(290,400,822)	17,656,469	4,661	956	408,058	17,656,469
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	487,243,352	—	—	487,243,352
Consumer Discretionary	408,321,129	—	—	408,321,129
Consumer Staples	334,403,162	—	—	334,403,162
Energy	184,396,696	—	—	184,396,696
Financials	557,972,859	—	—	557,972,859
Health Care	634,569,398	—	—	634,569,398
Industrials	394,666,445	—	—	394,666,445
Information Technology	1,089,920,271	—	—	1,089,920,271
Materials	87,518,391	—	—	87,518,391
Real Estate	120,630,027	—	—	120,630,027
Utilities	160,785,844	—	—	160,785,844
Total Common Stocks	4,460,427,574	—	—	4,460,427,574
Money Market Funds	17,656,469	—	—	17,656,469
Total Investments in Securities	4,478,084,043	—	—	4,478,084,043
Investments in Derivatives
Asset
Futures Contracts	413,793	—	—	413,793
Total	4,478,497,836	—	—	4,478,497,836
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Core Fund | Semiannual Report 2020

Statement of Assets and Liabilities
January 31, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,497,883,559)	$4,460,427,574
Affiliated issuers (cost $17,655,513)	17,656,469
Receivable for:
Capital shares sold	660,353
Dividends	4,744,652
Variation margin for futures contracts	26,599
Prepaid expenses	8,841
Other assets	22,650
Total assets	4,483,547,138
Liabilities
Payable for:
Capital shares purchased	2,853,048
Variation margin for futures contracts	568,305
Management services fees	78,313
Distribution and/or service fees	26,757
Transfer agent fees	314,631
Compensation of board members	292,223
Compensation of chief compliance officer	492
Other expenses	104,061
Total liabilities	4,237,830
Net assets applicable to outstanding capital stock	$4,479,309,308
Represented by
Paid in capital	3,485,163,636
Total distributable earnings (loss)	994,145,672
Total - representing net assets applicable to outstanding capital stock	$4,479,309,308
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Semiannual Report 2020	11

Statement of Assets and Liabilities  (continued)
January 31, 2020 (Unaudited)
Class A
Net assets	$3,637,302,040
Shares outstanding	305,920,482
Net asset value per share	$11.89
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.62
Advisor Class
Net assets	$15,391,460
Shares outstanding	1,280,447
Net asset value per share	$12.02
Class C
Net assets	$46,770,908
Shares outstanding	4,023,544
Net asset value per share	$11.62
Institutional Class
Net assets	$461,499,839
Shares outstanding	38,580,392
Net asset value per share	$11.96
Institutional 2 Class
Net assets	$32,100,519
Shares outstanding	2,694,728
Net asset value per share	$11.91
Institutional 3 Class
Net assets	$282,608,437
Shares outstanding	23,602,771
Net asset value per share	$11.97
Class R
Net assets	$3,636,105
Shares outstanding	306,033
Net asset value per share	$11.88
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Core Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended January 31, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$46,295,688
Dividends — affiliated issuers	408,058
Total income	46,703,746
Expenses:
Management services fees	14,007,515
Distribution and/or service fees
Class A	4,515,589
Class C	242,816
Class R	9,403
Transfer agent fees
Class A	1,580,906
Advisor Class	7,022
Class C	21,264
Institutional Class	203,744
Institutional 2 Class	10,526
Institutional 3 Class	10,886
Class R	1,645
Compensation of board members	57,003
Custodian fees	14,354
Printing and postage fees	106,408
Registration fees	90,854
Audit fees	14,412
Legal fees	23,006
Compensation of chief compliance officer	492
Other	35,946
Total expenses	20,953,791
Expense reduction	(1,940)
Total net expenses	20,951,851
Net investment income	25,751,895
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	134,159,000
Investments — affiliated issuers	4,661
Futures contracts	6,523,298
Net realized gain	140,686,959
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	135,457,114
Investments — affiliated issuers	956
Futures contracts	(800,704)
Net change in unrealized appreciation (depreciation)	134,657,366
Net realized and unrealized gain	275,344,325
Net increase in net assets resulting from operations	$301,096,220
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Semiannual Report 2020	13

Statement of Changes in Net Assets
	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
Operations
Net investment income	$25,751,895	$53,084,127
Net realized gain	140,686,959	330,396,162
Net change in unrealized appreciation (depreciation)	134,657,366	(197,302,566)
Net increase in net assets resulting from operations	301,096,220	186,177,723
Distributions to shareholders
Net investment income and net realized gains
Class A	(343,831,634)	(262,138,569)
Advisor Class	(1,513,839)	(839,395)
Class C	(4,275,523)	(3,399,386)
Institutional Class	(44,267,531)	(34,732,155)
Institutional 2 Class	(3,107,512)	(3,823,913)
Institutional 3 Class	(27,452,128)	(21,752,522)
Class R	(331,732)	(302,970)
Class T	—	(88,745)
Total distributions to shareholders	(424,779,899)	(327,077,655)
Increase in net assets from capital stock activity	99,795,649	253,783,977
Total increase (decrease) in net assets	(23,888,030)	112,884,045
Net assets at beginning of period	4,503,197,338	4,390,313,293
Net assets at end of period	$4,479,309,308	$4,503,197,338
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Core Fund | Semiannual Report 2020

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2020 (Unaudited)		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,671,451	20,255,824	7,789,778	93,358,819
Distributions reinvested	29,156,781	339,968,071	23,405,065	259,094,070
Redemptions	(18,680,691)	(226,014,029)	(31,334,102)	(376,777,023)
Net increase (decrease)	12,147,541	134,209,866	(139,259)	(24,324,134)
Advisor Class
Subscriptions	149,105	1,854,958	792,762	9,659,114
Distributions reinvested	128,091	1,508,912	75,055	839,113
Redemptions	(417,434)	(5,071,157)	(196,968)	(2,320,114)
Net increase (decrease)	(140,238)	(1,707,287)	670,849	8,178,113
Class C
Subscriptions	176,654	2,080,019	1,285,634	15,105,446
Distributions reinvested	349,418	3,986,860	293,072	3,182,757
Redemptions	(736,919)	(8,745,755)	(1,191,202)	(13,850,421)
Net increase (decrease)	(210,847)	(2,678,876)	387,504	4,437,782
Institutional Class
Subscriptions	4,221,639	51,472,775	31,569,610	384,880,080
Distributions reinvested	3,709,960	43,480,730	3,065,100	34,114,567
Redemptions	(9,360,187)	(113,420,109)	(11,595,819)	(138,293,208)
Net increase (decrease)	(1,428,588)	(18,466,604)	23,038,891	280,701,439
Institutional 2 Class
Subscriptions	383,263	4,645,840	880,809	10,738,609
Distributions reinvested	261,605	3,052,929	341,063	3,782,389
Redemptions	(2,295,814)	(27,899,741)	(965,023)	(11,832,635)
Net increase (decrease)	(1,650,946)	(20,200,972)	256,849	2,688,363
Institutional 3 Class
Subscriptions	415,292	5,071,162	986,261	11,800,752
Distributions reinvested	2,336,424	27,406,250	1,950,614	21,729,841
Redemptions	(1,875,736)	(23,192,797)	(4,061,734)	(50,181,416)
Net increase (decrease)	875,980	9,284,615	(1,124,859)	(16,650,823)
Class R
Subscriptions	47,548	569,314	131,228	1,568,176
Distributions reinvested	18,556	216,181	12,786	141,540
Redemptions	(119,286)	(1,430,588)	(153,261)	(1,816,613)
Net decrease	(53,182)	(645,093)	(9,247)	(106,897)
Class T
Distributions reinvested	—	—	7,934	88,469
Redemptions	—	—	(111,017)	(1,228,335)
Net decrease	—	—	(103,083)	(1,139,866)
Total net increase	9,539,720	99,795,649	22,977,645	253,783,977
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Semiannual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 1/31/2020 (Unaudited)	$12.26	0.07	0.77	0.84	(0.15)	(1.06)	(1.21)
Year Ended 7/31/2019	$12.76	0.14	0.27	0.41	(0.11)	(0.80)	(0.91)
Year Ended 7/31/2018	$11.43	0.11	1.95	2.06	(0.18)	(0.55)	(0.73)
Year Ended 7/31/2017	$10.00	0.18	1.38	1.56	(0.13)	—	(0.13)
Year Ended 7/31/2016	$9.99	0.13	(0.00)(e)	0.13	(0.12)	—	(0.12)
Year Ended 7/31/2015	$8.93	0.11	1.05	1.16	(0.10)	—	(0.10)
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$12.40	0.09	0.77	0.86	(0.18)	(1.06)	(1.24)
Year Ended 7/31/2019	$12.89	0.17	0.28	0.45	(0.14)	(0.80)	(0.94)
Year Ended 7/31/2018	$11.54	0.14	1.97	2.11	(0.21)	(0.55)	(0.76)
Year Ended 7/31/2017	$10.09	0.21	1.39	1.60	(0.15)	—	(0.15)
Year Ended 7/31/2016	$10.07	0.14	0.03(f)	0.17	(0.15)	—	(0.15)
Year Ended 7/31/2015	$9.00	0.14	1.05	1.19	(0.12)	—	(0.12)
Class C
Six Months Ended 1/31/2020 (Unaudited)	$11.97	0.02	0.75	0.77	(0.06)	(1.06)	(1.12)
Year Ended 7/31/2019	$12.47	0.05	0.27	0.32	(0.02)	(0.80)	(0.82)
Year Ended 7/31/2018	$11.20	0.02	1.90	1.92	(0.10)	(0.55)	(0.65)
Year Ended 7/31/2017	$9.80	0.09	1.37	1.46	(0.06)	—	(0.06)
Year Ended 7/31/2016	$9.78	0.05	0.02(f)	0.07	(0.05)	—	(0.05)
Year Ended 7/31/2015	$8.75	0.04	1.02	1.06	(0.03)	—	(0.03)
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$12.34	0.08	0.78	0.86	(0.18)	(1.06)	(1.24)
Year Ended 7/31/2019	$12.84	0.17	0.27	0.44	(0.14)	(0.80)	(0.94)
Year Ended 7/31/2018	$11.50	0.14	1.96	2.10	(0.21)	(0.55)	(0.76)
Year Ended 7/31/2017	$10.06	0.23	1.37	1.60	(0.16)	—	(0.16)
Year Ended 7/31/2016	$10.04	0.15	0.02(f)	0.17	(0.15)	—	(0.15)
Year Ended 7/31/2015	$8.97	0.14	1.05	1.19	(0.12)	—	(0.12)
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$12.30	0.09	0.77	0.86	(0.19)	(1.06)	(1.25)
Year Ended 7/31/2019	$12.80	0.17	0.28	0.45	(0.15)	(0.80)	(0.95)
Year Ended 7/31/2018	$11.47	0.15	1.95	2.10	(0.22)	(0.55)	(0.77)
Year Ended 7/31/2017	$10.03	0.22	1.38	1.60	(0.16)	—	(0.16)
Year Ended 7/31/2016	$10.02	0.16	0.01(f)	0.17	(0.16)	—	(0.16)
Year Ended 7/31/2015	$8.96	0.14	1.06	1.20	(0.14)	—	(0.14)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Core Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 1/31/2020 (Unaudited)	$11.89	7.06%	0.98%(c)	0.98%(c),(d)	1.11%(c)	29%	$3,637,302
Year Ended 7/31/2019	$12.26	4.01%	0.98%	0.98%	1.16%	75%	$3,602,298
Year Ended 7/31/2018	$12.76	18.55%	0.98%	0.98%(d)	0.90%	71%	$3,749,864
Year Ended 7/31/2017	$11.43	15.74%	1.03%	1.03%(d)	1.66%	72%	$3,481,990
Year Ended 7/31/2016	$10.00	1.39%	1.04%	1.04%(d)	1.34%	77%	$3,475,816
Year Ended 7/31/2015	$9.99	13.03%	1.06%	1.06%(d)	1.12%	77%	$3,601,777
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$12.02	7.15%	0.73%(c)	0.73%(c),(d)	1.38%(c)	29%	$15,391
Year Ended 7/31/2019	$12.40	4.33%	0.74%	0.74%	1.38%	75%	$17,613
Year Ended 7/31/2018	$12.89	18.83%	0.73%	0.73%(d)	1.15%	71%	$9,665
Year Ended 7/31/2017	$11.54	16.05%	0.77%	0.77%(d)	1.98%	72%	$6,566
Year Ended 7/31/2016	$10.09	1.75%	0.80%	0.80%(d)	1.50%	77%	$3,298
Year Ended 7/31/2015	$10.07	13.29%	0.80%	0.80%(d)	1.40%	77%	$948
Class C
Six Months Ended 1/31/2020 (Unaudited)	$11.62	6.62%	1.73%(c)	1.73%(c),(d)	0.37%(c)	29%	$46,771
Year Ended 7/31/2019	$11.97	3.23%	1.73%	1.73%	0.42%	75%	$50,697
Year Ended 7/31/2018	$12.47	17.56%	1.73%	1.73%(d)	0.17%	71%	$47,968
Year Ended 7/31/2017	$11.20	14.94%	1.77%	1.77%(d)	0.91%	72%	$56,943
Year Ended 7/31/2016	$9.80	0.74%	1.79%	1.79%(d)	0.57%	77%	$58,819
Year Ended 7/31/2015	$9.78	12.17%	1.80%	1.80%(d)	0.37%	77%	$52,590
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$11.96	7.18%	0.73%(c)	0.73%(c),(d)	1.37%(c)	29%	$461,500
Year Ended 7/31/2019	$12.34	4.26%	0.74%	0.74%	1.42%	75%	$493,840
Year Ended 7/31/2018	$12.84	18.80%	0.73%	0.73%(d)	1.15%	71%	$217,861
Year Ended 7/31/2017	$11.50	16.01%	0.77%	0.77%(d)	2.12%	72%	$157,993
Year Ended 7/31/2016	$10.06	1.75%	0.79%	0.79%(d)	1.58%	77%	$43,386
Year Ended 7/31/2015	$10.04	13.34%	0.80%	0.80%(d)	1.38%	77%	$43,636
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$11.91	7.17%	0.70%(c)	0.70%(c)	1.47%(c)	29%	$32,101
Year Ended 7/31/2019	$12.30	4.31%	0.70%	0.70%	1.44%	75%	$53,464
Year Ended 7/31/2018	$12.80	18.82%	0.70%	0.70%	1.22%	71%	$52,336
Year Ended 7/31/2017	$11.47	16.14%	0.71%	0.71%	2.05%	72%	$110,542
Year Ended 7/31/2016	$10.03	1.75%	0.71%	0.71%	1.67%	77%	$79,994
Year Ended 7/31/2015	$10.02	13.40%	0.70%	0.70%	1.47%	77%	$76,799
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Semiannual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$12.36	0.09	0.77	0.86	(0.19)	(1.06)	(1.25)
Year Ended 7/31/2019	$12.85	0.18	0.28	0.46	(0.15)	(0.80)	(0.95)
Year Ended 7/31/2018	$11.51	0.15	1.96	2.11	(0.22)	(0.55)	(0.77)
Year Ended 7/31/2017	$10.07	0.27	1.34	1.61	(0.17)	—	(0.17)
Year Ended 7/31/2016	$10.06	0.09	0.08(f)	0.17	(0.16)	—	(0.16)
Year Ended 7/31/2015(g)	$10.09	0.02	(0.05)(f)	(0.03)	—	—	—
Class R
Six Months Ended 1/31/2020 (Unaudited)	$12.24	0.05	0.77	0.82	(0.12)	(1.06)	(1.18)
Year Ended 7/31/2019	$12.74	0.11	0.27	0.38	(0.08)	(0.80)	(0.88)
Year Ended 7/31/2018	$11.42	0.08	1.94	2.02	(0.15)	(0.55)	(0.70)
Year Ended 7/31/2017	$9.99	0.15	1.39	1.54	(0.11)	—	(0.11)
Year Ended 7/31/2016	$9.98	0.10	0.01(f)	0.11	(0.10)	—	(0.10)
Year Ended 7/31/2015	$8.92	0.08	1.06	1.14	(0.08)	—	(0.08)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Institutional 3 Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Core Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$11.97	7.18%	0.65%(c)	0.65%(c)	1.44%(c)	29%	$282,608
Year Ended 7/31/2019	$12.36	4.43%	0.65%	0.65%	1.50%	75%	$280,889
Year Ended 7/31/2018	$12.85	18.89%	0.65%	0.65%	1.23%	71%	$306,602
Year Ended 7/31/2017	$11.51	16.12%	0.66%	0.66%	2.46%	72%	$303,699
Year Ended 7/31/2016	$10.07	1.82%	0.68%	0.68%	0.92%	77%	$1,054
Year Ended 7/31/2015(g)	$10.06	(0.30%)	0.60%(c)	0.60%(c)	1.16%(c)	77%	$2
Class R
Six Months Ended 1/31/2020 (Unaudited)	$11.88	6.91%	1.23%(c)	1.23%(c),(d)	0.89%(c)	29%	$3,636
Year Ended 7/31/2019	$12.24	3.73%	1.23%	1.23%	0.92%	75%	$4,398
Year Ended 7/31/2018	$12.74	18.21%	1.23%	1.23%(d)	0.65%	71%	$4,693
Year Ended 7/31/2017	$11.42	15.49%	1.27%	1.27%(d)	1.43%	72%	$4,929
Year Ended 7/31/2016	$9.99	1.13%	1.29%	1.29%(d)	1.10%	77%	$4,349
Year Ended 7/31/2015	$9.98	12.78%	1.31%	1.31%(d)	0.86%	77%	$4,943
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Semiannual Report 2020	19

Notes to Financial Statements
January 31, 2020 (Unaudited)
Note 1. Organization
Columbia Disciplined Core Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Columbia Disciplined Core Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Disciplined Core Fund | Semiannual Report 2020	21

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
22	Columbia Disciplined Core Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	413,793*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended January 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	6,523,298

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(800,704)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended January 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	39,288,640

*	Based on the ending quarterly outstanding amounts for the six months ended January 31, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Disciplined Core Fund | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended January 31, 2020 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
24	Columbia Disciplined Core Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended January 31, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.09
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expired on January 31, 2019. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at January 31, 2020 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $22,506, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $1,940.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%,
Columbia Disciplined Core Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,208,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended January 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	393,401
Class C	—	1.00(b)	2,670

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	1.10%	1.12%
Advisor Class	0.85	0.87
Class C	1.85	1.87
Institutional Class	0.85	0.87
Institutional 2 Class	0.82	0.85
Institutional 3 Class	0.77	0.80
Class R	1.35	1.37
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
26	Columbia Disciplined Core Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,515,539,000	1,029,144,000	(66,185,000)	962,959,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at July 31, 2019 as arising on August 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
—	54,330,321
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,261,391,099 and $1,521,165,528, respectively, for the six months ended January 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia Disciplined Core Fund | Semiannual Report 2020	27

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
The Fund did not borrow or lend money under the Interfund Program during the six months ended January 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended January 31, 2020.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market risk
The market values of securities or other investments that the Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and disease/virus epidemics. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in the Fund. An investment in the Fund could lose money over short or even long periods.
Shareholder concentration risk
At January 31, 2020, affiliated shareholders of record owned 84.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
28	Columbia Disciplined Core Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Disciplined Core Fund | Semiannual Report 2020	29

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Columbia Disciplined Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR177_07_K01_(03/20)

SemiAnnual Report
January 31, 2020
Columbia Inflation Protected Securities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Inflation Protected Securities Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Inflation Protected Securities Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.
Portfolio management
David Kennedy
Portfolio Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended January 31, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/04/04	3.59	8.52	2.28	2.94
	Including sales charges		0.51	5.26	1.65	2.63
Advisor Class*		03/01/18	3.78	8.92	2.41	3.01
Class C	Excluding sales charges	03/04/04	3.26	7.82	1.54	2.18
	Including sales charges		2.26	6.82	1.54	2.18
Institutional Class*		09/27/10	3.88	8.91	2.57	3.19
Institutional 2 Class*		11/08/12	3.78	8.93	2.63	3.21
Institutional 3 Class*		03/01/17	3.94	9.03	2.53	3.07
Class R		08/03/09	3.52	8.26	2.05	2.68
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index			3.92	9.23	2.41	3.41
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Inflation Protected Securities Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at January 31, 2020)
Corporate Bonds & Notes	8.8
Foreign Government Obligations	0.2
Inflation-Indexed Bonds	87.9
Money Market Funds	3.0
Residential Mortgage-Backed Securities - Non-Agency	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at January 31, 2020)
AAA rating	90.2
AA rating	0.3
A rating	1.9
BBB rating	6.6
BB rating	1.0
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and all other investments in derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating of Moody’s, S&P or Fitch, whichever rating agency rates the security highest. When ratings are available from only two rating agencies, the higher of the two ratings is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Inflation Protected Securities Fund | Semiannual Report 2020

Fund at a Glance   (continued)
(Unaudited)
Market exposure through derivatives investments (% of notional exposure) (at January 31, 2020)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	42.1	(140.2)	(98.1)
Foreign Currency Derivative Contracts	—	(1.9)	(1.9)
Total Notional Market Value of Derivative Contracts	42.1	(142.1)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
Columbia Inflation Protected Securities Fund | Semiannual Report 2020	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2019 — January 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,035.90	1,021.17	4.04	4.01	0.79
Advisor Class	1,000.00	1,000.00	1,037.80	1,022.42	2.77	2.75	0.54
Class C	1,000.00	1,000.00	1,032.60	1,017.39	7.87	7.81	1.54
Institutional Class	1,000.00	1,000.00	1,038.80	1,022.42	2.77	2.75	0.54
Institutional 2 Class	1,000.00	1,000.00	1,037.80	1,022.82	2.36	2.34	0.46
Institutional 3 Class	1,000.00	1,000.00	1,039.40	1,023.13	2.05	2.03	0.40
Class R	1,000.00	1,000.00	1,035.20	1,019.91	5.32	5.28	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Inflation Protected Securities Fund | Semiannual Report 2020

Portfolio of Investments
January 31, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 8.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.2%
L3Harris Technologies, Inc.(a)
12/15/2026	3.850%	350,000	386,014
Automotive 0.2%
Ford Motor Co.
12/08/2046	5.291%	350,000	343,571
Banking 0.9%
Bank of America Corp.
Subordinated
01/22/2025	4.000%	250,000	270,724
Capital One Financial Corp.
01/29/2024	3.900%	75,000	80,282
Goldman Sachs Group, Inc. (The)
Subordinated
10/01/2037	6.750%	200,000	286,523
JPMorgan Chase & Co.(b)
Junior Subordinated
12/31/2049	5.300%	750,000	754,499
Synchrony Financial
03/19/2029	5.150%	240,000	277,269
Total			1,669,297
Cable and Satellite 0.4%
Charter Communications Operating LLC/Capital
07/23/2025	4.908%	250,000	279,859
07/01/2049	5.125%	225,000	250,895
Comcast Corp.
10/15/2048	4.700%	155,000	199,002
Total			729,756
Chemicals 0.2%
LYB International Finance II BV
03/02/2027	3.500%	100,000	106,000
LyondellBasell Industries NV
04/15/2024	5.750%	275,000	314,400
Total			420,400
Electric 1.1%
Consumers Energy Co.
02/15/2050	3.750%	500,000	586,368
Duke Energy Corp.
09/01/2026	2.650%	430,000	442,370
Emera U.S. Finance LP
06/15/2046	4.750%	250,000	302,316
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FirstEnergy Corp.
11/15/2031	7.375%	500,000	724,278
Total			2,055,332
Environmental 0.2%
Waste Management, Inc.
07/15/2049	4.150%	325,000	392,337
Food and Beverage 1.0%
Anheuser-Busch InBev Worldwide, Inc.
04/15/2048	4.600%	300,000	359,788
Bacardi Ltd.(a)
05/15/2025	4.450%	200,000	218,774
Conagra Brands, Inc.
11/01/2028	4.850%	250,000	292,605
Kraft Heinz Foods Co. (The)
01/30/2029	4.625%	550,000	618,592
Molson Coors Brewing Co.
07/15/2046	4.200%	250,000	256,713
Total			1,746,472
Health Care 0.2%
CVS Health Corp.
03/25/2048	5.050%	240,000	289,870
Independent Energy 0.5%
Apache Corp.
10/15/2028	4.375%	250,000	265,117
Canadian Natural Resources Ltd.
02/01/2039	6.750%	500,000	698,819
Total			963,936
Integrated Energy 0.3%
BP Capital Markets America, Inc.
04/14/2027	3.588%	300,000	324,894
Cenovus Energy, Inc.
11/15/2039	6.750%	250,000	314,275
Total			639,169
Metals and Mining 1.3%
Freeport-McMoRan, Inc.
03/15/2023	3.875%	500,000	510,268
Glencore Finance Canada Ltd.(a),(b)
10/25/2042	5.300%	500,000	561,020
Teck Resources Ltd.
02/01/2043	5.400%	650,000	694,272
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vale SA
09/11/2042	5.625%	500,000	596,903
Total			2,362,463
Midstream 1.2%
APT Pipelines Ltd.(a)
07/15/2027	4.250%	85,000	93,554
Energy Transfer Partners LP
03/15/2045	5.150%	300,000	309,941
Kinder Morgan Energy Partners LP
11/01/2042	4.700%	350,000	379,427
Plains All American Pipeline LP/Finance Corp.
02/15/2045	4.900%	300,000	299,612
TransCanada Trust(b)
Subordinated
03/15/2077	5.300%	250,000	259,519
Western Gas Partners LP
08/15/2028	4.750%	330,000	339,194
Western Midstream Operating LP
02/01/2050	5.250%	75,000	71,218
Williams Companies, Inc. (The)
01/15/2025	3.900%	500,000	534,531
Total			2,286,996
Pharmaceuticals 0.2%
Bristol-Myers Squibb Co.(a)
10/26/2049	4.250%	240,000	295,768
Railroads 0.2%
Burlington Northern Santa Fe LLC
12/15/2048	4.150%	350,000	418,374
Retailers 0.1%
Lowe’s Companies, Inc.
04/05/2049	4.550%	200,000	240,432
Supermarkets 0.1%
Kroger Co. (The)
01/15/2050	3.950%	250,000	254,005
Wirelines 0.5%
AT&T, Inc.
08/15/2026	7.300%	400,000	507,331
Verizon Communications, Inc.
08/21/2046	4.862%	250,000	321,090
Total			828,421
Total Corporate Bonds & Notes (Cost $14,412,769)			16,322,613

Foreign Government Obligations(c) 0.2%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Brazil 0.1%
Petrobras Global Finance BV
05/20/2043	5.625%		250,000	282,229
Mexico 0.1%
Petroleos Mexicanos
03/13/2027	6.500%		150,000	162,415
Total Foreign Government Obligations (Cost $378,513)				444,644

Inflation-Indexed Bonds(d) 88.6%

Brazil 0.5%
Brazil Notas do Tesouro Nacional
08/15/2040	6.000%	BRL	3,043,102	987,962
United States 88.1%
U.S. Treasury Inflation-Indexed Bond
01/15/2022	0.125%		1,323,918	1,327,091
04/15/2022	0.125%		14,436,513	14,465,757
07/15/2022	0.125%		3,635,060	3,665,581
01/15/2023	0.125%		7,432,448	7,484,119
04/15/2023	0.625%		8,982,876	9,183,702
01/15/2024	0.625%		11,794,931	12,169,396
04/15/2024	0.500%		17,010,598	17,478,825
01/15/2025	0.250%		11,945,230	12,219,613
01/15/2025	2.375%		5,730,984	6,462,401
07/15/2025	0.375%		5,206,128	5,392,136
01/15/2027	2.375%		5,548,120	6,526,173
01/15/2028	0.500%		8,576,536	9,014,147
01/15/2028	1.750%		7,120,892	8,184,575
01/15/2029	2.500%		16,083,016	19,856,845
07/15/2029	0.250%		1,759,677	1,828,906
01/15/2030	0.125%		1,999,420	2,049,278
02/15/2042	0.750%		1,593,606	1,760,241
02/15/2043	0.625%		1,510,286	1,629,946
02/15/2047	0.875%		9,669,594	11,157,457
02/15/2048	1.000%		8,203,431	9,779,381
02/15/2049	1.000%		649,065	779,915
Total				162,415,485
Total Inflation-Indexed Bonds (Cost $155,944,133)				163,403,447

Residential Mortgage-Backed Securities - Non-Agency 0.1%

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
CMO Series 2003-1 Class 1A7
04/25/2033	5.500%		124,363	127,193
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $124,988)				127,193

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Inflation Protected Securities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Money Market Funds 3.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.648%(e),(f)	5,667,762	5,667,762
Total Money Market Funds (Cost $5,667,416)		5,667,762
Total Investments in Securities (Cost: $176,527,819)		185,965,659
Other Assets & Liabilities, Net		(1,487,874)
Net Assets		184,477,785
At January 31, 2020, securities and/or cash totaling $360,246 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
3,274,587 BRL	785,536 USD	Standard Chartered	02/21/2020	21,587	—

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	22	03/2020	USD	4,759,906	16,792	—
U.S. Treasury Ultra 10-Year Note	87	03/2020	USD	12,672,094	297,343	—
Total					314,135	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	(55)	03/2020	USD	(6,617,617)	—	(73,063)
U.S. Ultra Treasury Bond	(2)	03/2020	USD	(387,375)	—	(20,755)
U.S. Ultra Treasury Bond	(31)	03/2020	USD	(6,004,313)	—	(217,738)
Total					—	(311,556)

Interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. CPI Urban Consumers NSA	Fixed rate of 1.448%	Receives at Maturity, Pays at Maturity	Goldman Sachs International	01/14/2021	USD	10,000,000	220,430	—	—	—	220,430	—
U.S. CPI Urban Consumers NSA	Fixed rate of 1.490%	Receives at Maturity, Pays at Maturity	JPMorgan	01/13/2021	USD	20,000,000	396,251	—	—	—	396,251	—
U.S. CPI Urban Consumers NSA	Fixed rate of 1.810%	Receives at Maturity, Pays at Maturity	JPMorgan	01/09/2025	USD	10,000,000	(171,610)	—	—	—	—	(171,610)
Total							445,071	—	—	—	616,681	(171,610)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month USD LIBOR	Fixed rate of 1.782%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	08/22/2046	USD	2,500,000	(59,439)	—	—	—	(59,439)
3-Month USD LIBOR	Fixed rate of 1.761%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	09/30/2046	USD	1,500,000	(29,260)	—	—	—	(29,260)
3-Month USD LIBOR	Fixed rate of 1.785%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	10/03/2046	USD	1,000,000	(24,962)	—	—	—	(24,962)
Total							(113,661)	—	—	—	(113,661)

Reference index and values for swap contracts as of period end
Reference index		Reference rate
3-Month USD LIBOR	London Interbank Offered Rate	1.751%
U.S. CPI Urban Consumers NSA	United States Consumer Price All Urban Non-Seasonally Adjusted Index	2.487%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At January 31, 2020, the total value of these securities amounted to $1,555,130, which represents 0.84% of total net assets.
(b)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of January 31, 2020.
(c)	Principal and interest may not be guaranteed by a governmental entity.
(d)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(e)	The rate shown is the seven-day current annualized yield at January 31, 2020.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended January 31, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.648%
	923,226	35,982,152	(31,237,616)	5,667,762	(111)	346	29,956	5,667,762
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
Currency Legend
BRL	Brazilian Real
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Inflation Protected Securities Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	16,322,613	—	16,322,613
Foreign Government Obligations	—	444,644	—	444,644
Inflation-Indexed Bonds	—	163,403,447	—	163,403,447
Residential Mortgage-Backed Securities - Non-Agency	—	127,193	—	127,193
Money Market Funds	5,667,762	—	—	5,667,762
Total Investments in Securities	5,667,762	180,297,897	—	185,965,659
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	21,587	—	21,587
Futures Contracts	314,135	—	—	314,135
Swap Contracts	—	616,681	—	616,681
Liability
Futures Contracts	(311,556)	—	—	(311,556)
Swap Contracts	—	(285,271)	—	(285,271)
Total	5,670,341	180,650,894	—	186,321,235
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Semiannual Report 2020	11

Statement of Assets and Liabilities
January 31, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $170,860,403)	$180,297,897
Affiliated issuers (cost $5,667,416)	5,667,762
Foreign currency (cost $49,543)	49,107
Margin deposits on:
Futures contracts	173,360
Swap contracts	186,886
Unrealized appreciation on forward foreign currency exchange contracts	21,587
Unrealized appreciation on swap contracts	616,681
Receivable for:
Investments sold	2,277,869
Capital shares sold	364,739
Dividends	8,846
Interest	389,751
Variation margin for futures contracts	47,297
Expense reimbursement due from Investment Manager	1,089
Prepaid expenses	1,594
Other assets	24,804
Total assets	190,129,269
Liabilities
Unrealized depreciation on swap contracts	171,610
Payable for:
Investments purchased	5,238,090
Capital shares purchased	70,036
Variation margin for futures contracts	29,648
Variation margin for swap contracts	27,522
Management services fees	2,559
Distribution and/or service fees	458
Transfer agent fees	8,798
Compensation of board members	54,942
Compensation of chief compliance officer	17
Other expenses	47,804
Total liabilities	5,651,484
Net assets applicable to outstanding capital stock	$184,477,785
Represented by
Paid in capital	186,075,994
Total distributable earnings (loss)	(1,598,209)
Total - representing net assets applicable to outstanding capital stock	$184,477,785
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Inflation Protected Securities Fund | Semiannual Report 2020

Statement of Assets and Liabilities  (continued)
January 31, 2020 (Unaudited)
Class A
Net assets	$43,775,165
Shares outstanding	4,460,455
Net asset value per share	$9.81
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.11
Advisor Class
Net assets	$1,030,770
Shares outstanding	104,221
Net asset value per share	$9.89
Class C
Net assets	$2,718,668
Shares outstanding	285,823
Net asset value per share	$9.51
Institutional Class
Net assets	$12,751,601
Shares outstanding	1,288,674
Net asset value per share	$9.90
Institutional 2 Class
Net assets	$1,979,358
Shares outstanding	200,240
Net asset value per share	$9.88
Institutional 3 Class
Net assets	$115,889,688
Shares outstanding	11,570,931
Net asset value per share	$10.02
Class R
Net assets	$6,332,535
Shares outstanding	652,522
Net asset value per share	$9.70
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Semiannual Report 2020	13

Statement of Operations
Six Months Ended January 31, 2020 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$29,956
Interest	1,349,551
Foreign taxes withheld	(89)
Total income	1,379,418
Expenses:
Management services fees	435,631
Distribution and/or service fees
Class A	54,535
Class C	13,649
Class R	17,679
Transfer agent fees
Class A	32,837
Advisor Class	558
Class C	2,054
Institutional Class	9,303
Institutional 2 Class	571
Institutional 3 Class	3,992
Class R	5,323
Compensation of board members	10,552
Custodian fees	5,149
Printing and postage fees	9,737
Registration fees	51,402
Audit fees	17,429
Legal fees	4,237
Interest on collateral	5,296
Compensation of chief compliance officer	17
Other	5,728
Total expenses	685,679
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(212,957)
Total net expenses	472,722
Net investment income	906,696
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	322,558
Investments — affiliated issuers	(111)
Foreign currency translations	(6,224)
Forward foreign currency exchange contracts	130,016
Futures contracts	(216,885)
Swap contracts	13,780
Net realized gain	243,134
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	5,835,268
Investments — affiliated issuers	346
Foreign currency translations	(209)
Forward foreign currency exchange contracts	(21,732)
Futures contracts	117,735
Swap contracts	(645,100)
Net change in unrealized appreciation (depreciation)	5,286,308
Net realized and unrealized gain	5,529,442
Net increase in net assets resulting from operations	$6,436,138
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Inflation Protected Securities Fund | Semiannual Report 2020

Statement of Changes in Net Assets
	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
Operations
Net investment income	$906,696	$2,922,246
Net realized gain (loss)	243,134	(2,516,016)
Net change in unrealized appreciation (depreciation)	5,286,308	5,967,340
Net increase in net assets resulting from operations	6,436,138	6,373,570
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(1,404,311)
Advisor Class	—	(982)
Class C	—	(106,942)
Institutional Class	—	(603,507)
Institutional 2 Class	—	(15,361)
Institutional 3 Class	—	(1,646,960)
Class R	—	(184,274)
Class T	—	(4,316)
Total distributions to shareholders	—	(3,966,653)
Increase in net assets from capital stock activity	14,297,720	34,756,392
Total increase in net assets	20,733,858	37,163,309
Net assets at beginning of period	163,743,927	126,580,618
Net assets at end of period	$184,477,785	$163,743,927
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Semiannual Report 2020	15

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2020 (Unaudited)		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	302,073	2,913,590	638,870	5,822,751
Distributions reinvested	—	—	148,862	1,342,738
Redemptions	(446,212)	(4,286,634)	(1,207,586)	(11,039,303)
Net decrease	(144,139)	(1,373,044)	(419,854)	(3,873,814)
Advisor Class
Subscriptions	94,622	911,420	10,655	95,573
Distributions reinvested	—	—	72	654
Redemptions	(1,877)	(18,077)	(5,500)	(51,906)
Net increase	92,745	893,343	5,227	44,321
Class C
Subscriptions	33,715	315,167	63,361	562,777
Distributions reinvested	—	—	10,025	88,525
Redemptions	(57,461)	(536,313)	(274,967)	(2,441,741)
Net decrease	(23,746)	(221,146)	(201,581)	(1,790,439)
Institutional Class
Subscriptions	425,536	4,138,406	608,473	5,584,363
Distributions reinvested	—	—	66,143	599,254
Redemptions	(471,485)	(4,554,826)	(1,322,611)	(12,103,210)
Net decrease	(45,949)	(416,420)	(647,995)	(5,919,593)
Institutional 2 Class
Subscriptions	102,674	991,214	141,892	1,316,685
Distributions reinvested	—	—	1,661	15,016
Redemptions	(37,861)	(365,516)	(46,933)	(427,157)
Net increase	64,813	625,698	96,620	904,544
Institutional 3 Class
Subscriptions	2,962,908	28,980,392	6,041,400	56,838,054
Distributions reinvested	—	—	179,959	1,646,624
Redemptions	(1,346,290)	(13,080,376)	(1,444,545)	(13,548,287)
Net increase	1,616,618	15,900,016	4,776,814	44,936,391
Class R
Subscriptions	124,258	1,180,561	268,975	2,418,717
Distributions reinvested	—	—	8,927	79,892
Redemptions	(241,185)	(2,291,288)	(211,288)	(1,902,781)
Net increase (decrease)	(116,927)	(1,110,727)	66,614	595,828
Class T
Distributions reinvested	—	—	444	4,008
Redemptions	—	—	(16,296)	(144,854)
Net decrease	—	—	(15,852)	(140,846)
Total net increase	1,443,415	14,297,720	3,659,993	34,756,392
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Inflation Protected Securities Fund | Semiannual Report 2020

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Columbia Inflation Protected Securities Fund | Semiannual Report 2020	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Six Months Ended 1/31/2020 (Unaudited)	$9.47	0.04	0.30	—	0.34	—	—
Year Ended 7/31/2019	$9.34	0.18	0.23	—	0.41	(0.28)	(0.28)
Year Ended 7/31/2018	$9.39	0.26	(0.09)	—	0.17	(0.22)	(0.22)
Year Ended 7/31/2017	$9.24	0.21	(0.07)	0.01	0.15	—	—
Year Ended 7/31/2016	$8.85	0.22	0.17	—	0.39	—	—
Year Ended 7/31/2015	$9.46	0.11	(0.68)	—	(0.57)	(0.04)	(0.04)
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$9.53	0.05	0.31	—	0.36	—	—
Year Ended 7/31/2019	$9.40	0.24	0.19	—	0.43	(0.30)	(0.30)
Year Ended 7/31/2018(g)	$9.29	0.16	(0.05)	—	0.11	—	—
Class C
Six Months Ended 1/31/2020 (Unaudited)	$9.21	0.00(h)	0.30	—	0.30	—	—
Year Ended 7/31/2019	$9.09	0.10	0.23	—	0.33	(0.21)	(0.21)
Year Ended 7/31/2018	$9.15	0.17	(0.08)	—	0.09	(0.15)	(0.15)
Year Ended 7/31/2017	$9.06	0.14	(0.06)	0.01	0.09	—	—
Year Ended 7/31/2016	$8.74	0.15	0.17	—	0.32	—	—
Year Ended 7/31/2015	$9.40	0.04	(0.67)	—	(0.63)	(0.03)	(0.03)
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$9.53	0.05	0.32	—	0.37	—	—
Year Ended 7/31/2019	$9.41	0.19	0.23	—	0.42	(0.30)	(0.30)
Year Ended 7/31/2018	$9.46	0.28	(0.09)	—	0.19	(0.24)	(0.24)
Year Ended 7/31/2017	$9.28	0.25	(0.08)	0.01	0.18	—	—
Year Ended 7/31/2016	$8.86	0.24	0.18	—	0.42	—	—
Year Ended 7/31/2015	$9.45	0.12	(0.66)	—	(0.54)	(0.05)	(0.05)
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$9.52	0.06	0.30	—	0.36	—	—
Year Ended 7/31/2019	$9.40	0.22	0.21	—	0.43	(0.31)	(0.31)
Year Ended 7/31/2018	$9.44	0.28	(0.07)	—	0.21	(0.25)	(0.25)
Year Ended 7/31/2017	$9.26	0.23	(0.06)	0.01	0.18	—	—
Year Ended 7/31/2016	$8.84	0.25	0.17	—	0.42	—	—
Year Ended 7/31/2015	$9.42	0.13	(0.66)	—	(0.53)	(0.05)	(0.05)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Inflation Protected Securities Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 1/31/2020 (Unaudited)	$9.81	3.59%	1.04%(c),(d)	0.79%(c),(d)	0.83%(c)	14%	$43,775
Year Ended 7/31/2019	$9.47	4.55%	1.15%(d)	0.80%(d)	1.92%	25%	$43,589
Year Ended 7/31/2018	$9.34	1.82%	1.18%(d)	0.79%(d)	2.74%	17%	$46,950
Year Ended 7/31/2017	$9.39	1.62%(e)	1.10%	0.80%	2.23%	26%	$51,405
Year Ended 7/31/2016	$9.24	4.41%	1.03%	0.79%(f)	2.51%	60%	$58,151
Year Ended 7/31/2015	$8.85	(6.01%)	1.21%	0.82%(f)	1.16%	88%	$70,528
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$9.89	3.78%	0.79%(c),(d)	0.54%(c),(d)	1.05%(c)	14%	$1,031
Year Ended 7/31/2019	$9.53	4.79%	0.89%(d)	0.55%(d)	2.65%	25%	$109
Year Ended 7/31/2018(g)	$9.40	1.18%	0.95%(c),(d)	0.54%(c),(d)	4.08%(c)	17%	$59
Class C
Six Months Ended 1/31/2020 (Unaudited)	$9.51	3.26%	1.79%(c),(d)	1.54%(c),(d)	0.08%(c)	14%	$2,719
Year Ended 7/31/2019	$9.21	3.74%	1.90%(d)	1.55%(d)	1.09%	25%	$2,851
Year Ended 7/31/2018	$9.09	0.97%	1.93%(d)	1.54%(d)	1.91%	17%	$4,649
Year Ended 7/31/2017	$9.15	0.99%(e)	1.86%	1.55%	1.51%	26%	$7,140
Year Ended 7/31/2016	$9.06	3.66%	1.79%	1.54%(f)	1.75%	60%	$6,864
Year Ended 7/31/2015	$8.74	(6.77%)	1.96%	1.57%(f)	0.41%	88%	$10,399
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$9.90	3.88%	0.79%(c),(d)	0.54%(c),(d)	1.08%(c)	14%	$12,752
Year Ended 7/31/2019	$9.53	4.68%	0.90%(d)	0.55%(d)	2.03%	25%	$12,722
Year Ended 7/31/2018	$9.41	2.06%	0.93%(d)	0.54%(d)	2.99%	17%	$18,653
Year Ended 7/31/2017	$9.46	1.94%(e)	0.87%	0.55%	2.64%	26%	$18,473
Year Ended 7/31/2016	$9.28	4.74%	0.78%	0.54%(f)	2.74%	60%	$8,919
Year Ended 7/31/2015	$8.86	(5.74%)	0.96%	0.57%(f)	1.29%	88%	$9,618
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$9.88	3.78%	0.71%(c),(d)	0.46%(c),(d)	1.15%(c)	14%	$1,979
Year Ended 7/31/2019	$9.52	4.78%	0.79%(d)	0.46%(d)	2.39%	25%	$1,289
Year Ended 7/31/2018	$9.40	2.24%	0.83%(d)	0.45%(d)	2.98%	17%	$365
Year Ended 7/31/2017	$9.44	1.94%(e)	0.74%	0.48%	2.44%	26%	$661
Year Ended 7/31/2016	$9.26	4.75%	0.68%	0.45%	2.85%	60%	$56
Year Ended 7/31/2015	$8.84	(5.62%)	0.68%	0.42%	1.47%	88%	$77
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Semiannual Report 2020	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$9.64	0.06	0.32	—	0.38	—	—
Year Ended 7/31/2019	$9.51	0.25	0.20	—	0.45	(0.32)	(0.32)
Year Ended 7/31/2018	$9.56	0.30	(0.10)	—	0.20	(0.25)	(0.25)
Year Ended 7/31/2017(i)	$9.48	0.12	(0.04)	—	0.08	—	—
Class R
Six Months Ended 1/31/2020 (Unaudited)	$9.37	0.03	0.30	—	0.33	—	—
Year Ended 7/31/2019	$9.25	0.15	0.23	—	0.38	(0.26)	(0.26)
Year Ended 7/31/2018	$9.30	0.24	(0.09)	—	0.15	(0.20)	(0.20)
Year Ended 7/31/2017	$9.17	0.18	(0.06)	0.01	0.13	—	—
Year Ended 7/31/2016	$8.81	0.20	0.16	—	0.36	—	—
Year Ended 7/31/2015	$9.43	0.08	(0.66)	—	(0.58)	(0.04)	(0.04)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	1/31/2020	7/31/2019	7/31/2018
Class A	0.01%	0.01%	less than 0.01%
Advisor Class	0.01%	0.01%	0.01%
Class C	0.01%	0.01%	less than 0.01%
Institutional Class	0.01%	0.01%	less than 0.01%
Institutional 2 Class	0.01%	0.01%	less than 0.01%
Institutional 3 Class	0.01%	0.01%	less than 0.01%
Class R	0.01%	0.01%	less than 0.01%

(e)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.09%.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Advisor Class shares commenced operations on March 1, 2018. Per share data and total return reflect activity from that date.
(h)	Rounds to zero.
(i)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Inflation Protected Securities Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$10.02	3.94%	0.65%(c),(d)	0.40%(c),(d)	1.22%(c)	14%	$115,890
Year Ended 7/31/2019	$9.64	4.90%	0.73%(d)	0.40%(d)	2.72%	25%	$95,972
Year Ended 7/31/2018	$9.51	2.16%	0.78%(d)	0.39%(d)	3.19%	17%	$49,254
Year Ended 7/31/2017(i)	$9.56	0.84%	0.72%(c)	0.43%(c)	2.91%(c)	26%	$39,152
Class R
Six Months Ended 1/31/2020 (Unaudited)	$9.70	3.52%	1.29%(c),(d)	1.04%(c),(d)	0.61%(c)	14%	$6,333
Year Ended 7/31/2019	$9.37	4.21%	1.39%(d)	1.05%(d)	1.71%	25%	$7,212
Year Ended 7/31/2018	$9.25	1.58%	1.43%(d)	1.04%(d)	2.55%	17%	$6,504
Year Ended 7/31/2017	$9.30	1.42%(e)	1.36%	1.05%	1.99%	26%	$5,778
Year Ended 7/31/2016	$9.17	4.09%	1.28%	1.04%(f)	2.27%	60%	$5,760
Year Ended 7/31/2015	$8.81	(6.20%)	1.46%	1.07%(f)	0.93%	88%	$5,272
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Semiannual Report 2020	21

Notes to Financial Statements
January 31, 2020 (Unaudited)
Note 1. Organization
Columbia Inflation Protected Securities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
22	Columbia Inflation Protected Securities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
Columbia Inflation Protected Securities Fund | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
24	Columbia Inflation Protected Securities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings and to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes, to synthetically add or subtract principal exposure to a market, to manage long or short exposure to an inflation index and to hedge the portfolio risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Columbia Inflation Protected Securities Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2020:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	21,587
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	314,135*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	616,681*
Total		952,403

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	311,556*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	285,271*
Total		596,827

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
26	Columbia Inflation Protected Securities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended January 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	130,016	—	—	130,016
Interest rate risk	—	(216,885)	13,780	(203,105)
Total	130,016	(216,885)	13,780	(73,089)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Foreign exchange risk	(21,732)	—	—	(21,732)
Interest rate risk	—	117,735	(645,100)	(527,365)
Total	(21,732)	117,735	(645,100)	(549,097)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended January 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	21,711,328
Futures contracts — short	12,108,395

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	10,794	(19,628)
Interest rate swap contracts	610,904	(249,352)

*	Based on the ending quarterly outstanding amounts for the six months ended January 31, 2020.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Columbia Inflation Protected Securities Fund | Semiannual Report 2020	27

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of January 31, 2020:
	Goldman Sachs ($)	JPMorgan ($)	JPMorgan ($)	Standard Chartered ($)	Total ($)
Assets
Forward foreign currency exchange contracts	-	-	-	21,587	21,587
OTC interest rate swap contracts (a)	220,430	396,251	-	-	616,681
Total assets	220,430	396,251	-	21,587	638,268
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	27,522	-	27,522
OTC interest rate swap contracts (a)	-	171,610	-	-	171,610
Total liabilities	-	171,610	27,522	-	199,132
Total financial and derivative net assets	220,430	224,641	(27,522)	21,587	439,136
Total collateral received (pledged) (c)	220,430	224,641	(27,522)	-	417,549
Net amount (d)	-	-	-	21,587	21,587

(a)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
28	Columbia Inflation Protected Securities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.51% to 0.29% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended January 31, 2020 was 0.51% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Columbia Inflation Protected Securities Fund | Semiannual Report 2020	29

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended January 31, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2020, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
30	Columbia Inflation Protected Securities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $137,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended January 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	8,357
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	0.80%	0.80%
Advisor Class	0.55	0.55
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.46	0.45
Institutional 3 Class	0.40	0.39
Class R	1.05	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Inflation Protected Securities Fund | Semiannual Report 2020	31

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
176,528,000	10,319,000	(526,000)	9,793,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
1,339,874	9,994,567	11,334,441
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at July 31, 2019 as arising on August 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
52,150	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $36,092,188 and $23,835,189, respectively, for the six months ended January 31, 2020, of which $33,958,106 and $20,505,795, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
32	Columbia Inflation Protected Securities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended January 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended January 31, 2020.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Inflation-protected securities risk
Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Columbia Inflation Protected Securities Fund | Semiannual Report 2020	33

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The market values of securities or other investments that the Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and disease/virus epidemics. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in the Fund. An investment in the Fund could lose money over short or even long periods.
Shareholder concentration risk
At January 31, 2020, affiliated shareholders of record owned 83.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Board of Trustees of the Fund has approved a Plan of Liquidation and Termination pursuant to which the Fund will be liquidated and terminated. It is currently anticipated that the Fund will be liquidated April 24, 2020, at which time the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
34	Columbia Inflation Protected Securities Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Inflation Protected Securities Fund | Semiannual Report 2020	35

Columbia Inflation Protected Securities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR165_07_K01_(03/20)

SemiAnnual Report
January 31, 2020
Columbia Disciplined Growth Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Disciplined Growth Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Growth Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Brian Condon, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2010
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since December 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended January 31, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/17/07	9.03	19.08	12.73	14.73
	Including sales charges		2.80	12.19	11.40	14.05
Advisor Class*		06/01/15	9.33	19.45	13.01	14.87
Class C	Excluding sales charges	05/17/07	8.72	18.22	11.91	13.87
	Including sales charges		7.72	17.22	11.91	13.87
Institutional Class*		09/27/10	9.17	19.37	13.02	14.97
Institutional 2 Class*		11/08/12	9.33	19.55	13.14	15.05
Institutional 3 Class*		06/01/15	9.31	19.54	13.17	14.95
Class R		05/17/07	9.00	18.77	12.45	14.43
Russell 1000 Growth Index			12.24	27.94	15.49	15.99
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher priceto-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Disciplined Growth Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at January 31, 2020)
Common Stocks	97.3
Money Market Funds	2.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at January 31, 2020)
Communication Services	12.0
Consumer Discretionary	13.3
Consumer Staples	4.2
Energy	0.3
Financials	3.3
Health Care	14.5
Industrials	9.0
Information Technology	40.4
Materials	0.9
Real Estate	2.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Growth Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2019 — January 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,090.30	1,019.25	6.15	5.94	1.17
Advisor Class	1,000.00	1,000.00	1,093.30	1,020.51	4.84	4.67	0.92
Class C	1,000.00	1,000.00	1,087.20	1,015.48	10.07	9.73	1.92
Institutional Class	1,000.00	1,000.00	1,091.70	1,020.51	4.84	4.67	0.92
Institutional 2 Class	1,000.00	1,000.00	1,093.30	1,020.81	4.53	4.37	0.86
Institutional 3 Class	1,000.00	1,000.00	1,093.10	1,021.11	4.21	4.06	0.80
Class R	1,000.00	1,000.00	1,090.00	1,018.00	7.46	7.20	1.42
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Disciplined Growth Fund | Semiannual Report 2020	5

Portfolio of Investments
January 31, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.4%
Issuer	Shares	Value ($)
Communication Services 11.7%
Entertainment 0.5%
Electronic Arts, Inc.(a)	5,000	539,600
Take-Two Interactive Software, Inc.(a)	16,900	2,106,416
Total		2,646,016
Interactive Media & Services 11.2%
Alphabet, Inc., Class A(a)	22,975	32,918,121
Facebook, Inc., Class A(a)	108,000	21,806,280
Total		54,724,401
Total Communication Services		57,370,417
Consumer Discretionary 13.0%
Distributors 1.2%
LKQ Corp.(a)	176,300	5,762,365
Hotels, Restaurants & Leisure 1.9%
Starbucks Corp.	108,000	9,161,640
Household Durables 0.1%
NVR, Inc.(a)	165	629,800
Internet & Direct Marketing Retail 5.9%
Amazon.com, Inc.(a)	11,115	22,326,923
eBay, Inc.	191,700	6,433,452
Total		28,760,375
Multiline Retail 1.2%
Target Corp.	53,200	5,891,368
Specialty Retail 1.7%
AutoZone, Inc.(a)	5,375	5,686,535
Best Buy Co., Inc.	31,500	2,667,735
Total		8,354,270
Textiles, Apparel & Luxury Goods 1.0%
Under Armour, Inc., Class A(a)	241,200	4,867,416
Total Consumer Discretionary		63,427,234
Consumer Staples 4.2%
Beverages 0.6%
PepsiCo, Inc.	19,600	2,783,592
Food Products 0.1%
Hershey Co. (The)	3,900	605,163
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 1.7%
Procter & Gamble Co. (The)	64,600	8,050,452
Tobacco 1.8%
Altria Group, Inc.	185,900	8,835,827
Total Consumer Staples		20,275,034
Energy 0.3%
Oil, Gas & Consumable Fuels 0.3%
Cabot Oil & Gas Corp.	115,400	1,625,986
Total Energy		1,625,986
Financials 3.2%
Banks 0.1%
CIT Group, Inc.	15,000	685,650
Capital Markets 2.2%
Intercontinental Exchange, Inc.	40,800	4,069,392
S&P Global, Inc.	22,700	6,667,671
Total		10,737,063
Diversified Financial Services 0.9%
Voya Financial, Inc.	73,400	4,384,182
Total Financials		15,806,895
Health Care 14.1%
Biotechnology 3.1%
AbbVie, Inc.	60,600	4,909,812
Alexion Pharmaceuticals, Inc.(a)	16,900	1,679,691
Amgen, Inc.	3,500	756,175
BeiGene Ltd., ADR(a)	3,500	533,260
BioMarin Pharmaceutical, Inc.(a)	24,000	2,004,000
Exact Sciences Corp.(a)	9,600	895,488
Sage Therapeutics, Inc.(a)	12,800	848,384
Sarepta Therapeutics, Inc.(a)	5,400	626,184
Vertex Pharmaceuticals, Inc.(a)	13,600	3,087,880
Total		15,340,874
Health Care Equipment & Supplies 2.8%
Envista Holdings Corp.(a)	58,300	1,725,097
Hill-Rom Holdings, Inc.	35,300	3,759,097
Hologic, Inc.(a)	149,600	8,006,592
Total		13,490,786
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Disciplined Growth Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 2.5%
Anthem, Inc.	1,900	504,032
HCA Healthcare, Inc.	23,400	3,247,920
Humana, Inc.	1,500	504,360
McKesson Corp.	50,200	7,159,022
UnitedHealth Group, Inc.	3,500	953,575
Total		12,368,909
Life Sciences Tools & Services 0.4%
IQVIA Holdings, Inc.(a)	2,700	419,175
Thermo Fisher Scientific, Inc.	4,200	1,315,398
Total		1,734,573
Pharmaceuticals 5.3%
Bristol-Myers Squibb Co.	167,500	10,544,125
Jazz Pharmaceuticals PLC(a)	6,700	960,445
Johnson & Johnson	3,900	580,593
Merck & Co., Inc.	164,800	14,080,512
Total		26,165,675
Total Health Care		69,100,817
Industrials 8.7%
Aerospace & Defense 2.3%
Lockheed Martin Corp.	26,500	11,345,180
Airlines 1.5%
Southwest Airlines Co.	138,100	7,592,738
Electrical Equipment 0.8%
Acuity Brands, Inc.	28,600	3,371,082
Hubbell, Inc.	2,700	386,721
Total		3,757,803
Industrial Conglomerates 1.4%
Carlisle Companies, Inc.	43,200	6,749,136
Machinery 2.0%
Allison Transmission Holdings, Inc.	96,100	4,247,620
Illinois Tool Works, Inc.	32,100	5,616,858
Total		9,864,478
Professional Services 0.7%
Robert Half International, Inc.	60,200	3,501,834
Total Industrials		42,811,169
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 39.3%
Communications Equipment 2.9%
Cisco Systems, Inc.	291,400	13,395,658
F5 Networks, Inc.(a)	8,600	1,050,232
Total		14,445,890
IT Services 7.9%
MasterCard, Inc., Class A	55,300	17,471,482
VeriSign, Inc.(a)	41,200	8,575,368
Visa, Inc., Class A	62,900	12,515,213
Total		38,562,063
Semiconductors & Semiconductor Equipment 4.9%
Broadcom, Inc.	33,650	10,268,634
Lam Research Corp.	29,400	8,767,374
QUALCOMM, Inc.	55,900	4,768,829
Total		23,804,837
Software 16.1%
Adobe, Inc.(a)	39,500	13,870,030
Aspen Technology, Inc.(a)	47,200	5,615,856
Autodesk, Inc.(a)	29,900	5,885,815
Fortinet, Inc.(a)	71,800	8,282,848
Intuit, Inc.	35,600	9,981,528
Microsoft Corp.	190,290	32,393,067
SS&C Technologies Holdings, Inc.	47,900	3,018,179
Total		79,047,323
Technology Hardware, Storage & Peripherals 7.5%
Apple, Inc.(b)	119,077	36,855,522
Total Information Technology		192,715,635
Materials 0.9%
Chemicals 0.5%
CF Industries Holdings, Inc.	33,000	1,329,240
PPG Industries, Inc.	10,500	1,258,320
Total		2,587,560
Construction Materials 0.4%
Eagle Materials, Inc.	18,700	1,704,879
Total Materials		4,292,439

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.0%
Equity Real Estate Investment Trusts (REITS) 2.0%
American Tower Corp.	42,400	9,825,776
Total Real Estate		9,825,776
Total Common Stocks (Cost $321,217,751)		477,251,402

Money Market Funds 2.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.648%(c),(d)	13,409,767	13,409,767
Total Money Market Funds (Cost $13,409,633)		13,409,767
Total Investments in Securities (Cost: $334,627,384)		490,661,169
Other Assets & Liabilities, Net		(415,193)
Net Assets		490,245,976

At January 31, 2020, securities and/or cash totaling $897,579 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	85	03/2020	USD	13,702,000	—	(214,203)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at January 31, 2020.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended January 31, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.648%
	4,190,808	65,427,494	(56,208,535)	13,409,767	1,309	134	52,361	13,409,767
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Growth Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	57,370,417	—	—	57,370,417
Consumer Discretionary	63,427,234	—	—	63,427,234
Consumer Staples	20,275,034	—	—	20,275,034
Energy	1,625,986	—	—	1,625,986
Financials	15,806,895	—	—	15,806,895
Health Care	69,100,817	—	—	69,100,817
Industrials	42,811,169	—	—	42,811,169
Information Technology	192,715,635	—	—	192,715,635
Materials	4,292,439	—	—	4,292,439
Real Estate	9,825,776	—	—	9,825,776
Total Common Stocks	477,251,402	—	—	477,251,402
Money Market Funds	13,409,767	—	—	13,409,767
Total Investments in Securities	490,661,169	—	—	490,661,169
Investments in Derivatives
Liability
Futures Contracts	(214,203)	—	—	(214,203)
Total	490,446,966	—	—	490,446,966
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Semiannual Report 2020	9

Statement of Assets and Liabilities
January 31, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $321,217,751)	$477,251,402
Affiliated issuers (cost $13,409,633)	13,409,767
Receivable for:
Capital shares sold	103,160
Dividends	247,467
Variation margin for futures contracts	12,517
Expense reimbursement due from Investment Manager	145
Prepaid expenses	2,100
Total assets	491,026,558
Liabilities
Payable for:
Capital shares purchased	328,336
Variation margin for futures contracts	305,505
Management services fees	10,256
Distribution and/or service fees	1,411
Transfer agent fees	27,135
Compensation of board members	68,583
Compensation of chief compliance officer	54
Other expenses	39,302
Total liabilities	780,582
Net assets applicable to outstanding capital stock	$490,245,976
Represented by
Paid in capital	321,601,928
Total distributable earnings (loss)	168,644,048
Total - representing net assets applicable to outstanding capital stock	$490,245,976
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Growth Fund | Semiannual Report 2020

Statement of Assets and Liabilities  (continued)
January 31, 2020 (Unaudited)
Class A
Net assets	$130,925,335
Shares outstanding	14,071,754
Net asset value per share	$9.30
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.87
Advisor Class
Net assets	$7,504,829
Shares outstanding	799,390
Net asset value per share	$9.39
Class C
Net assets	$17,493,427
Shares outstanding	2,001,799
Net asset value per share	$8.74
Institutional Class
Net assets	$75,534,079
Shares outstanding	8,014,917
Net asset value per share	$9.42
Institutional 2 Class
Net assets	$11,077,930
Shares outstanding	1,129,653
Net asset value per share	$9.81
Institutional 3 Class
Net assets	$246,948,506
Shares outstanding	25,917,603
Net asset value per share	$9.53
Class R
Net assets	$761,870
Shares outstanding	81,778
Net asset value per share	$9.32
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Semiannual Report 2020	11

Statement of Operations
Six Months Ended January 31, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$3,069,035
Dividends — affiliated issuers	52,361
Total income	3,121,396
Expenses:
Management services fees	1,774,211
Distribution and/or service fees
Class A	161,206
Class C	86,747
Class R	2,476
Transfer agent fees
Class A	79,936
Advisor Class	5,265
Class C	10,754
Institutional Class	50,189
Institutional 2 Class	3,548
Institutional 3 Class	8,736
Class R	615
Compensation of board members	13,576
Custodian fees	3,405
Printing and postage fees	15,471
Registration fees	54,112
Audit fees	14,413
Legal fees	5,536
Compensation of chief compliance officer	53
Other	8,060
Total expenses	2,298,309
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(13,896)
Fees waived by transfer agent
Institutional 2 Class	(245)
Total net expenses	2,284,168
Net investment income	837,228
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	31,572,471
Investments — affiliated issuers	1,309
Futures contracts	765,696
Net realized gain	32,339,476
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	9,406,398
Investments — affiliated issuers	134
Futures contracts	(361,374)
Net change in unrealized appreciation (depreciation)	9,045,158
Net realized and unrealized gain	41,384,634
Net increase in net assets resulting from operations	$42,221,862
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Growth Fund | Semiannual Report 2020

Statement of Changes in Net Assets
	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
Operations
Net investment income	$837,228	$2,867,293
Net realized gain	32,339,476	38,218,713
Net change in unrealized appreciation (depreciation)	9,045,158	(22,159,956)
Net increase in net assets resulting from operations	42,221,862	18,926,050
Distributions to shareholders
Net investment income and net realized gains
Class A	(9,893,897)	(15,543,057)
Advisor Class	(691,019)	(990,383)
Class C	(1,314,910)	(2,537,826)
Institutional Class	(6,033,624)	(12,729,165)
Institutional 2 Class	(823,031)	(1,442,964)
Institutional 3 Class	(17,471,258)	(31,081,758)
Class R	(66,973)	(155,458)
Class T	—	(106,849)
Total distributions to shareholders	(36,294,712)	(64,587,460)
Increase (decrease) in net assets from capital stock activity	16,544,722	(50,318,285)
Total increase (decrease) in net assets	22,471,872	(95,979,695)
Net assets at beginning of period	467,774,104	563,753,799
Net assets at end of period	$490,245,976	$467,774,104
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Semiannual Report 2020	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2020 (Unaudited)		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	466,167	4,292,482	2,413,745	21,847,272
Distributions reinvested	1,086,297	9,668,040	1,865,334	15,165,163
Redemptions	(1,520,511)	(14,031,617)	(3,167,852)	(28,430,278)
Net increase (decrease)	31,953	(71,095)	1,111,227	8,582,157
Advisor Class
Subscriptions	37,973	351,665	126,630	1,202,963
Distributions reinvested	76,587	686,989	119,994	983,949
Redemptions	(223,748)	(2,083,903)	(118,744)	(1,066,420)
Net increase (decrease)	(109,188)	(1,045,249)	127,880	1,120,492
Class C
Subscriptions	137,780	1,184,995	412,096	3,538,204
Distributions reinvested	144,373	1,208,402	306,358	2,362,024
Redemptions	(342,793)	(2,970,150)	(848,253)	(7,220,086)
Net decrease	(60,640)	(576,753)	(129,799)	(1,319,858)
Institutional Class
Subscriptions	648,964	6,027,801	2,598,693	24,137,919
Distributions reinvested	568,461	5,121,835	1,294,707	10,655,439
Redemptions	(2,450,777)	(23,000,611)	(6,714,956)	(61,550,755)
Net decrease	(1,233,352)	(11,850,975)	(2,821,556)	(26,757,397)
Institutional 2 Class
Subscriptions	135,530	1,311,915	239,238	2,238,686
Distributions reinvested	87,813	822,806	169,121	1,442,605
Redemptions	(147,726)	(1,441,997)	(509,369)	(4,626,789)
Net increase (decrease)	75,617	692,724	(101,010)	(945,498)
Institutional 3 Class
Subscriptions	3,042,929	27,941,834	1,129,034	10,555,298
Distributions reinvested	1,917,600	17,469,332	3,740,244	31,081,430
Redemptions	(1,640,377)	(15,569,317)	(8,099,895)	(71,824,528)
Net increase (decrease)	3,320,152	29,841,849	(3,230,617)	(30,187,800)
Class R
Subscriptions	7,540	68,954	57,210	521,137
Distributions reinvested	5,879	52,383	10,065	82,029
Redemptions	(61,184)	(567,116)	(71,126)	(657,159)
Net decrease	(47,765)	(445,779)	(3,851)	(53,993)
Class T
Distributions reinvested	—	—	12,987	106,491
Redemptions	—	—	(105,863)	(862,879)
Net decrease	—	—	(92,876)	(756,388)
Total net increase (decrease)	1,976,777	16,544,722	(5,140,602)	(50,318,285)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Growth Fund | Semiannual Report 2020

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Columbia Disciplined Growth Fund | Semiannual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 1/31/2020 (Unaudited)	$9.24	0.01	0.79	0.80	(0.04)	(0.70)	(0.74)
Year Ended 7/31/2019	$10.11	0.03	0.31	0.34	—	(1.21)	(1.21)
Year Ended 7/31/2018	$9.50	0.01	1.85	1.86	(0.03)	(1.22)	(1.25)
Year Ended 7/31/2017	$8.51	0.04	1.45	1.49	(0.04)	(0.46)	(0.50)
Year Ended 7/31/2016	$9.39	0.04	0.20	0.24	(0.06)	(1.06)	(1.12)
Year Ended 7/31/2015	$9.04	0.05	1.36	1.41	(0.03)	(1.03)	(1.06)
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$9.32	0.02	0.81	0.83	(0.06)	(0.70)	(0.76)
Year Ended 7/31/2019	$10.18	0.06	0.30	0.36	(0.01)	(1.21)	(1.22)
Year Ended 7/31/2018	$9.56	0.03	1.87	1.90	(0.06)	(1.22)	(1.28)
Year Ended 7/31/2017	$8.56	0.05	1.47	1.52	(0.06)	(0.46)	(0.52)
Year Ended 7/31/2016	$9.43	0.04	0.23	0.27	(0.08)	(1.06)	(1.14)
Year Ended 7/31/2015(e)	$9.33	(0.01)	0.11	0.10	—	—	—
Class C
Six Months Ended 1/31/2020 (Unaudited)	$8.71	(0.03)	0.76	0.73	—	(0.70)	(0.70)
Year Ended 7/31/2019	$9.67	(0.03)	0.28	0.25	—	(1.21)	(1.21)
Year Ended 7/31/2018	$9.18	(0.06)	1.77	1.71	—	(1.22)	(1.22)
Year Ended 7/31/2017	$8.26	(0.03)	1.41	1.38	—	(0.46)	(0.46)
Year Ended 7/31/2016	$9.14	(0.02)	0.20	0.18	—	(1.06)	(1.06)
Year Ended 7/31/2015	$8.86	(0.02)	1.33	1.31	—	(1.03)	(1.03)
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$9.36	0.02	0.80	0.82	(0.06)	(0.70)	(0.76)
Year Ended 7/31/2019	$10.21	0.06	0.31	0.37	(0.01)	(1.21)	(1.22)
Year Ended 7/31/2018	$9.59	0.04	1.86	1.90	(0.06)	(1.22)	(1.28)
Year Ended 7/31/2017	$8.58	0.05	1.48	1.53	(0.06)	(0.46)	(0.52)
Year Ended 7/31/2016	$9.46	0.06	0.20	0.26	(0.08)	(1.06)	(1.14)
Year Ended 7/31/2015	$9.09	0.07	1.39	1.46	(0.06)	(1.03)	(1.09)
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$9.71	0.02	0.85	0.87	(0.07)	(0.70)	(0.77)
Year Ended 7/31/2019	$10.55	0.07	0.32	0.39	(0.02)	(1.21)	(1.23)
Year Ended 7/31/2018	$9.87	0.04	1.92	1.96	(0.06)	(1.22)	(1.28)
Year Ended 7/31/2017	$8.82	0.06	1.52	1.58	(0.07)	(0.46)	(0.53)
Year Ended 7/31/2016	$9.69	0.08	0.21	0.29	(0.10)	(1.06)	(1.16)
Year Ended 7/31/2015	$9.30	0.03	1.46	1.49	(0.07)	(1.03)	(1.10)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Growth Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 1/31/2020 (Unaudited)	$9.30	9.03%	1.17%(c)	1.17%(c)	0.16%(c)	39%	$130,925
Year Ended 7/31/2019	$9.24	4.98%	1.17%	1.17%	0.37%	78%	$129,678
Year Ended 7/31/2018	$10.11	20.79%	1.17%	1.17%(d)	0.12%	82%	$130,693
Year Ended 7/31/2017	$9.50	18.37%	1.22%	1.20%(d)	0.43%	81%	$114,369
Year Ended 7/31/2016	$8.51	3.05%	1.27%	1.23%	0.46%	86%	$140,658
Year Ended 7/31/2015	$9.39	16.41%	1.24%	1.24%	0.55%	102%	$247,170
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$9.39	9.33%	0.92%(c)	0.92%(c)	0.41%(c)	39%	$7,505
Year Ended 7/31/2019	$9.32	5.17%	0.92%	0.92%	0.62%	78%	$8,471
Year Ended 7/31/2018	$10.18	21.06%	0.92%	0.92%(d)	0.34%	82%	$7,947
Year Ended 7/31/2017	$9.56	18.68%	0.95%	0.94%(d)	0.58%	81%	$4,213
Year Ended 7/31/2016	$8.56	3.39%	1.02%	0.96%	0.53%	86%	$305
Year Ended 7/31/2015(e)	$9.43	1.07%	1.05%(c)	1.05%(c)	(0.60%)(c)	102%	$59
Class C
Six Months Ended 1/31/2020 (Unaudited)	$8.74	8.72%	1.93%(c)	1.92%(c)	(0.59%)(c)	39%	$17,493
Year Ended 7/31/2019	$8.71	4.19%	1.92%	1.92%	(0.38%)	78%	$17,964
Year Ended 7/31/2018	$9.67	19.77%	1.92%	1.92%(d)	(0.62%)	82%	$21,203
Year Ended 7/31/2017	$9.18	17.44%	1.96%	1.95%(d)	(0.35%)	81%	$23,034
Year Ended 7/31/2016	$8.26	2.43%	2.03%	1.97%	(0.25%)	86%	$19,878
Year Ended 7/31/2015	$9.14	15.47%	1.99%	1.99%	(0.23%)	102%	$11,825
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$9.42	9.17%	0.92%(c)	0.92%(c)	0.41%(c)	39%	$75,534
Year Ended 7/31/2019	$9.36	5.26%	0.92%	0.92%	0.61%	78%	$86,537
Year Ended 7/31/2018	$10.21	20.99%	0.92%	0.92%(d)	0.37%	82%	$123,250
Year Ended 7/31/2017	$9.59	18.76%	0.95%	0.94%(d)	0.56%	81%	$109,911
Year Ended 7/31/2016	$8.58	3.30%	1.03%	0.96%	0.73%	86%	$23,950
Year Ended 7/31/2015	$9.46	16.80%	1.00%	1.00%	0.76%	102%	$10,456
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$9.81	9.33%	0.87%(c)	0.86%(c)	0.46%(c)	39%	$11,078
Year Ended 7/31/2019	$9.71	5.27%	0.86%	0.85%	0.70%	78%	$10,235
Year Ended 7/31/2018	$10.55	21.10%	0.87%	0.85%	0.38%	82%	$12,184
Year Ended 7/31/2017	$9.87	18.83%	0.87%	0.85%	0.69%	81%	$4,895
Year Ended 7/31/2016	$8.82	3.49%	0.86%	0.84%	0.90%	86%	$2,620
Year Ended 7/31/2015	$9.69	16.82%	0.86%	0.86%	0.33%	102%	$1,316
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Semiannual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$9.46	0.02	0.82	0.84	(0.07)	(0.70)	(0.77)
Year Ended 7/31/2019	$10.31	0.07	0.31	0.38	(0.02)	(1.21)	(1.23)
Year Ended 7/31/2018	$9.67	0.05	1.88	1.93	(0.07)	(1.22)	(1.29)
Year Ended 7/31/2017	$8.65	0.06	1.50	1.56	(0.08)	(0.46)	(0.54)
Year Ended 7/31/2016	$9.53	0.08	0.21	0.29	(0.11)	(1.06)	(1.17)
Year Ended 7/31/2015(f)	$9.42	0.01	0.10	0.11	—	—	—
Class R
Six Months Ended 1/31/2020 (Unaudited)	$9.24	(0.00)	0.80	0.80	(0.02)	(0.70)	(0.72)
Year Ended 7/31/2019	$10.13	0.01	0.31	0.32	—	(1.21)	(1.21)
Year Ended 7/31/2018	$9.53	(0.01)	1.84	1.83	(0.01)	(1.22)	(1.23)
Year Ended 7/31/2017	$8.53	0.01	1.47	1.48	(0.02)	(0.46)	(0.48)
Year Ended 7/31/2016	$9.41	0.02	0.20	0.22	(0.04)	(1.06)	(1.10)
Year Ended 7/31/2015	$9.05	0.02	1.38	1.40	(0.01)	(1.03)	(1.04)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Advisor Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
(f)	Institutional 3 Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Growth Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$9.53	9.31%	0.81%(c)	0.80%(c)	0.52%(c)	39%	$246,949
Year Ended 7/31/2019	$9.46	5.35%	0.80%	0.80%	0.75%	78%	$213,693
Year Ended 7/31/2018	$10.31	21.17%	0.81%	0.80%	0.49%	82%	$266,180
Year Ended 7/31/2017	$9.67	18.91%	0.81%	0.81%	0.62%	81%	$242,867
Year Ended 7/31/2016	$8.65	3.54%	0.81%	0.79%	0.92%	86%	$6
Year Ended 7/31/2015(f)	$9.53	1.17%	0.75%(c)	0.75%(c)	0.64%(c)	102%	$3
Class R
Six Months Ended 1/31/2020 (Unaudited)	$9.32	9.00%	1.42%(c)	1.42%(c)	(0.06%)(c)	39%	$762
Year Ended 7/31/2019	$9.24	4.74%	1.42%	1.42%	0.12%	78%	$1,197
Year Ended 7/31/2018	$10.13	20.32%	1.42%	1.42%(d)	(0.13%)	82%	$1,352
Year Ended 7/31/2017	$9.53	18.18%	1.46%	1.44%(d)	0.11%	81%	$1,063
Year Ended 7/31/2016	$8.53	2.77%	1.53%	1.47%	0.23%	86%	$459
Year Ended 7/31/2015	$9.41	16.22%	1.49%	1.49%	0.20%	102%	$96
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Semiannual Report 2020	19

Notes to Financial Statements
January 31, 2020 (Unaudited)
Note 1. Organization
Columbia Disciplined Growth Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Columbia Disciplined Growth Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Disciplined Growth Fund | Semiannual Report 2020	21

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
22	Columbia Disciplined Growth Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2020:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	214,203*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended January 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	765,696

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(361,374)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended January 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	10,266,275

*	Based on the ending quarterly outstanding amounts for the six months ended January 31, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Disciplined Growth Fund | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended January 31, 2020 was 0.75% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
24	Columbia Disciplined Growth Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to December 1, 2019, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.06% of the average daily net assets attributable to Institutional 2 Class shares.
For the six months ended January 31, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2020, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Disciplined Growth Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $56,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended January 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	73,071
Class C	—	1.00(b)	533

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	1.16%	1.19%
Advisor Class	0.91	0.94
Class C	1.91	1.94
Institutional Class	0.91	0.94
Institutional 2 Class	0.85	0.88
Institutional 3 Class	0.79	0.83
Class R	1.41	1.44
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to December 1, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.06% for Institutional 2 Class of the average daily net assets attributable to Institutional 2 Class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
26	Columbia Disciplined Growth Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
334,627,000	163,278,000	(7,458,000)	155,820,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at July 31, 2019 as arising on August 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
—	16,824,185
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $178,907,992 and $204,964,597, respectively, for the six months ended January 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
Columbia Disciplined Growth Fund | Semiannual Report 2020	27

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
The Fund did not borrow or lend money under the Interfund Program during the six months ended January 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended January 31, 2020.
Note 9. Significant risks
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Market risk
The market values of securities or other investments that the Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and disease/virus epidemics. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in the Fund. An investment in the Fund could lose money over short or even long periods.
Shareholder concentration risk
At January 31, 2020, affiliated shareholders of record owned 71.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
28	Columbia Disciplined Growth Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Disciplined Growth Fund | Semiannual Report 2020	29

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Columbia Disciplined Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR178_07_K01_(03/20)

SemiAnnual Report
January 31, 2020
Columbia Disciplined Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Disciplined Value Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Disciplined Value Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital growth.
Portfolio management
Brian Condon, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2010
Peter Albanese
Co-Portfolio Manager
Managed Fund since 2014
Raghavendran Sivaraman, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since December 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2020 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended January 31, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/01/08	4.20	8.72	7.04	11.74
	Including sales charges		-1.81	2.50	5.77	11.08
Advisor Class*		06/01/15	4.30	9.01	7.29	11.87
Class C	Excluding sales charges	08/01/08	3.88	8.04	6.26	10.89
	Including sales charges		2.94	7.06	6.26	10.89
Institutional Class*		09/27/10	4.31	9.01	7.30	12.01
Institutional 2 Class*		06/01/15	4.35	9.18	7.38	11.92
Institutional 3 Class*		06/01/15	4.39	9.21	7.45	11.96
Class R		08/01/08	4.05	8.55	6.78	11.45
Class V*	Excluding sales charges	03/07/11	4.22	8.75	7.03	11.71
	Including sales charges		-1.82	2.51	5.78	11.05
Russell 1000 Value Index			5.65	14.88	8.70	11.87
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Disciplined Value Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at January 31, 2020)
Common Stocks	98.8
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at January 31, 2020)
Communication Services	8.4
Consumer Discretionary	5.2
Consumer Staples	9.0
Energy	7.9
Financials	23.6
Health Care	12.9
Industrials	10.1
Information Technology	7.0
Materials	3.6
Real Estate	4.9
Utilities	7.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Disciplined Value Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2019 — January 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,042.00	1,019.41	5.85	5.79	1.14
Advisor Class	1,000.00	1,000.00	1,043.00	1,020.66	4.57	4.52	0.89
Class C	1,000.00	1,000.00	1,038.80	1,015.63	9.69	9.58	1.89
Institutional Class	1,000.00	1,000.00	1,043.10	1,020.66	4.57	4.52	0.89
Institutional 2 Class	1,000.00	1,000.00	1,043.50	1,021.37	3.85	3.81	0.75
Institutional 3 Class	1,000.00	1,000.00	1,043.90	1,021.67	3.54	3.51	0.69
Class R	1,000.00	1,000.00	1,040.50	1,018.15	7.13	7.05	1.39
Class V	1,000.00	1,000.00	1,042.20	1,019.41	5.85	5.79	1.14
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Disciplined Value Fund | Semiannual Report 2020	5

Portfolio of Investments
January 31, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.7%
Issuer	Shares	Value ($)
Communication Services 8.3%
Diversified Telecommunication Services 5.4%
AT&T, Inc.	362,500	13,637,250
Verizon Communications, Inc.	383,400	22,789,296
Total		36,426,546
Entertainment 0.9%
Electronic Arts, Inc.(a)	55,200	5,957,184
Media 2.0%
Comcast Corp., Class A	298,800	12,905,172
Interpublic Group of Companies, Inc. (The)	34,600	785,420
Total		13,690,592
Total Communication Services		56,074,322
Consumer Discretionary 5.2%
Auto Components 0.9%
Lear Corp.	49,900	6,146,682
Distributors 0.3%
LKQ Corp.(a)	60,800	1,987,248
Diversified Consumer Services 0.6%
frontdoor, Inc.(a)	94,600	4,028,068
Hotels, Restaurants & Leisure 0.8%
Wyndham Destinations, Inc.	107,900	5,236,387
Household Durables 0.3%
PulteGroup, Inc.	45,400	2,027,110
Multiline Retail 2.0%
Dollar General Corp.	14,600	2,239,786
Target Corp.	100,900	11,173,666
Total		13,413,452
Specialty Retail 0.3%
Home Depot, Inc. (The)	9,100	2,075,710
Total Consumer Discretionary		34,914,657
Consumer Staples 8.9%
Food & Staples Retailing 3.5%
Walgreens Boots Alliance, Inc.	208,900	10,622,565
Walmart, Inc.	115,200	13,189,248
Total		23,811,813
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 0.6%
General Mills, Inc.	79,500	4,151,490
Household Products 3.2%
Kimberly-Clark Corp.	92,900	13,306,996
Procter & Gamble Co. (The)	64,200	8,000,604
Total		21,307,600
Tobacco 1.6%
Philip Morris International, Inc.	133,600	11,048,720
Total Consumer Staples		60,319,623
Energy 7.7%
Energy Equipment & Services 0.1%
Schlumberger Ltd.	24,500	820,995
Oil, Gas & Consumable Fuels 7.6%
Chevron Corp.	156,700	16,788,838
ConocoPhillips Co.	237,900	14,138,397
EOG Resources, Inc.	23,200	1,691,512
Exxon Mobil Corp.(b)	47,300	2,938,276
Marathon Petroleum Corp.	79,800	4,349,100
Valero Energy Corp.	138,800	11,702,228
Total		51,608,351
Total Energy		52,429,346
Financials 23.3%
Banks 7.7%
Bank of America Corp.	186,900	6,135,927
Citigroup, Inc.	267,000	19,867,470
JPMorgan Chase & Co.	59,900	7,928,364
Popular, Inc.	174,500	9,765,020
Wells Fargo & Co.	175,700	8,247,358
Total		51,944,139
Capital Markets 3.3%
Bank of New York Mellon Corp. (The)	153,500	6,873,730
Intercontinental Exchange, Inc.	145,000	14,462,300
Morgan Stanley	23,000	1,201,980
Total		22,538,010
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Disciplined Value Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 2.9%
Capital One Financial Corp.	40,000	3,992,000
Navient Corp.	804,700	11,571,586
Synchrony Financial	132,600	4,297,566
Total		19,861,152
Diversified Financial Services 1.7%
Berkshire Hathaway, Inc., Class B(a)	38,300	8,595,669
Equitable Holdings, Inc.	113,300	2,721,466
Total		11,317,135
Insurance 6.8%
Allstate Corp. (The)	114,800	13,608,392
Marsh & McLennan Companies, Inc.	105,100	11,756,486
MetLife, Inc.	245,100	12,183,921
Prudential Financial, Inc.	90,700	8,259,142
Total		45,807,941
Thrifts & Mortgage Finance 0.9%
MGIC Investment Corp.	428,900	5,914,531
Total Financials		157,382,908
Health Care 12.8%
Biotechnology 1.0%
Alexion Pharmaceuticals, Inc.(a)	15,750	1,565,392
bluebird bio, Inc.(a)	10,500	836,745
Gilead Sciences, Inc.	52,200	3,299,040
Regeneron Pharmaceuticals, Inc.(a)	4,100	1,385,554
Total		7,086,731
Health Care Equipment & Supplies 2.5%
Baxter International, Inc.	16,000	1,427,520
Medtronic PLC	134,600	15,538,224
Total		16,965,744
Health Care Providers & Services 3.0%
DaVita, Inc.(a)	98,600	7,875,182
HCA Healthcare, Inc.	26,500	3,678,200
McKesson Corp.	59,400	8,471,034
Total		20,024,416
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 6.3%
Bristol-Myers Squibb Co.	236,500	14,887,675
Johnson & Johnson	95,000	14,142,650
Merck & Co., Inc.	140,300	11,987,232
Pfizer, Inc.	32,800	1,221,472
Total		42,239,029
Total Health Care		86,315,920
Industrials 9.9%
Airlines 1.7%
Southwest Airlines Co.	205,600	11,303,888
Electrical Equipment 2.0%
Eaton Corp. PLC	146,200	13,811,514
Industrial Conglomerates 3.9%
3M Co.	58,700	9,313,342
Carlisle Companies, Inc.	53,700	8,389,551
Honeywell International, Inc.	52,300	9,059,406
Total		26,762,299
Machinery 1.2%
Cummins, Inc.	49,100	7,854,527
Road & Rail 1.1%
CSX Corp.	95,700	7,305,738
Total Industrials		67,037,966
Information Technology 6.9%
IT Services 1.7%
VeriSign, Inc.(a)	56,400	11,739,096
Semiconductors & Semiconductor Equipment 3.3%
Intel Corp.	57,200	3,656,796
Lam Research Corp.	34,400	10,258,424
Qorvo, Inc.(a)	80,300	8,500,558
Total		22,415,778
Technology Hardware, Storage & Peripherals 1.9%
HP, Inc.	601,300	12,819,716
Total Information Technology		46,974,590
Materials 3.5%
Chemicals 1.2%
LyondellBasell Industries NV, Class A	104,400	8,128,584

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 2.3%
Reliance Steel & Aluminum Co.	83,800	9,620,240
Steel Dynamics, Inc.	204,600	6,113,448
Total		15,733,688
Total Materials		23,862,272
Real Estate 4.9%
Equity Real Estate Investment Trusts (REITS) 4.9%
Equity Residential	131,900	10,958,252
ProLogis, Inc.	151,000	14,024,880
Public Storage	35,700	7,988,232
Total		32,971,364
Total Real Estate		32,971,364
Utilities 7.3%
Electric Utilities 5.5%
American Electric Power Co., Inc.	134,100	13,975,902
Exelon Corp.	282,200	13,429,898
Xcel Energy, Inc.	141,900	9,818,061
Total		37,223,861
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 1.4%
AES Corp. (The)	459,600	9,127,656
Multi-Utilities 0.4%
Sempra Energy	17,600	2,827,264
Total Utilities		49,178,781
Total Common Stocks (Cost $575,259,425)		667,461,749

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.648%(c),(d)	8,004,037	8,004,037
Total Money Market Funds (Cost $8,003,504)		8,004,037
Total Investments in Securities (Cost: $583,262,929)		675,465,786
Other Assets & Liabilities, Net		510,884
Net Assets		675,976,670

At January 31, 2020, securities and/or cash totaling $652,260 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	60	03/2020	USD	9,672,000	159,151	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at January 31, 2020.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended January 31, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.648%
	7,471,281	64,157,250	(63,624,494)	8,004,037	(2,612)	533	79,867	8,004,037
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Value Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	56,074,322	—	—	56,074,322
Consumer Discretionary	34,914,657	—	—	34,914,657
Consumer Staples	60,319,623	—	—	60,319,623
Energy	52,429,346	—	—	52,429,346
Financials	157,382,908	—	—	157,382,908
Health Care	86,315,920	—	—	86,315,920
Industrials	67,037,966	—	—	67,037,966
Information Technology	46,974,590	—	—	46,974,590
Materials	23,862,272	—	—	23,862,272
Real Estate	32,971,364	—	—	32,971,364
Utilities	49,178,781	—	—	49,178,781
Total Common Stocks	667,461,749	—	—	667,461,749
Money Market Funds	8,004,037	—	—	8,004,037
Total Investments in Securities	675,465,786	—	—	675,465,786
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Derivatives
Asset
Futures Contracts	159,151	—	—	159,151
Total	675,624,937	—	—	675,624,937
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Value Fund | Semiannual Report 2020

Statement of Assets and Liabilities
January 31, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $575,259,425)	$667,461,749
Affiliated issuers (cost $8,003,504)	8,004,037
Receivable for:
Capital shares sold	254,964
Dividends	951,345
Expense reimbursement due from Investment Manager	2,149
Prepaid expenses	2,524
Total assets	676,676,768
Liabilities
Payable for:
Capital shares purchased	338,550
Variation margin for futures contracts	197,100
Management services fees	13,888
Distribution and/or service fees	1,337
Transfer agent fees	44,286
Compensation of board members	60,591
Compensation of chief compliance officer	80
Other expenses	44,266
Total liabilities	700,098
Net assets applicable to outstanding capital stock	$675,976,670
Represented by
Paid in capital	581,251,341
Total distributable earnings (loss)	94,725,329
Total - representing net assets applicable to outstanding capital stock	$675,976,670
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Semiannual Report 2020	11

Statement of Assets and Liabilities  (continued)
January 31, 2020 (Unaudited)
Class A
Net assets	$69,973,724
Shares outstanding	7,738,137
Net asset value per share	$9.04
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.59
Advisor Class
Net assets	$1,912,125
Shares outstanding	209,374
Net asset value per share	$9.13
Class C
Net assets	$10,397,341
Shares outstanding	1,181,950
Net asset value per share	$8.80
Institutional Class
Net assets	$100,579,124
Shares outstanding	11,006,143
Net asset value per share	$9.14
Institutional 2 Class
Net assets	$783,675
Shares outstanding	86,008
Net asset value per share	$9.11
Institutional 3 Class
Net assets	$414,898,310
Shares outstanding	45,438,964
Net asset value per share	$9.13
Class R
Net assets	$2,644,507
Shares outstanding	291,609
Net asset value per share	$9.07
Class V
Net assets	$74,787,864
Shares outstanding	8,299,014
Net asset value per share	$9.01
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$9.56
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Value Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended January 31, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$9,604,841
Dividends — affiliated issuers	79,867
Foreign taxes withheld	(12,915)
Total income	9,671,793
Expenses:
Management services fees	2,577,832
Distribution and/or service fees
Class A	90,960
Class C	57,424
Class R	6,700
Class V	94,742
Transfer agent fees
Class A	77,461
Advisor Class	2,411
Class C	12,227
Institutional Class	116,843
Institutional 2 Class	347
Institutional 3 Class	16,178
Class R	2,855
Class V	80,679
Compensation of board members	14,563
Custodian fees	5,624
Printing and postage fees	11,967
Registration fees	60,832
Audit fees	14,413
Legal fees	6,590
Compensation of chief compliance officer	80
Other	10,326
Total expenses	3,261,054
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(320,771)
Expense reduction	(2,033)
Total net expenses	2,938,250
Net investment income	6,733,543
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	24,300,926
Investments — affiliated issuers	(2,612)
Futures contracts	882,051
Net realized gain	25,180,365
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,689,817)
Investments — affiliated issuers	533
Futures contracts	(98,680)
Net change in unrealized appreciation (depreciation)	(1,787,964)
Net realized and unrealized gain	23,392,401
Net increase in net assets resulting from operations	$30,125,944
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Semiannual Report 2020	13

Statement of Changes in Net Assets
	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
Operations
Net investment income	$6,733,543	$14,083,054
Net realized gain	25,180,365	43,442,711
Net change in unrealized appreciation (depreciation)	(1,787,964)	(64,076,421)
Net increase (decrease) in net assets resulting from operations	30,125,944	(6,550,656)
Distributions to shareholders
Net investment income and net realized gains
Class A	(7,331,422)	(7,359,386)
Advisor Class	(202,052)	(396,274)
Class C	(1,110,285)	(1,293,880)
Institutional Class	(11,129,827)	(13,467,138)
Institutional 2 Class	(110,104)	(124,052)
Institutional 3 Class	(44,122,254)	(43,366,409)
Class R	(257,293)	(315,945)
Class T	—	(135,304)
Class V	(7,652,395)	(7,739,309)
Total distributions to shareholders	(71,915,632)	(74,197,697)
Increase (decrease) in net assets from capital stock activity	8,435,214	(68,588,481)
Total decrease in net assets	(33,354,474)	(149,336,834)
Net assets at beginning of period	709,331,144	858,667,978
Net assets at end of period	$675,976,670	$709,331,144
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Value Fund | Semiannual Report 2020

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2020 (Unaudited)		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	553,218	5,164,621	2,656,282	24,955,316
Distributions reinvested	563,724	5,118,614	605,855	5,458,757
Redemptions	(1,128,212)	(10,596,591)	(2,750,807)	(26,184,261)
Net increase (decrease)	(11,270)	(313,356)	511,330	4,229,812
Advisor Class
Subscriptions	29,309	283,328	26,932	278,184
Distributions reinvested	22,006	201,791	43,613	396,005
Redemptions	(152,992)	(1,486,309)	(490,509)	(5,152,202)
Net decrease	(101,677)	(1,001,190)	(419,964)	(4,478,013)
Class C
Subscriptions	30,156	274,519	208,415	1,940,046
Distributions reinvested	112,170	991,586	127,278	1,120,049
Redemptions	(224,394)	(2,041,526)	(472,539)	(4,440,155)
Net decrease	(82,068)	(775,421)	(136,846)	(1,380,060)
Institutional Class
Subscriptions	866,687	8,272,122	3,195,401	31,130,145
Distributions reinvested	1,081,019	9,912,947	1,307,322	11,883,558
Redemptions	(2,431,832)	(23,176,384)	(11,943,487)	(121,370,022)
Net decrease	(484,126)	(4,991,315)	(7,440,764)	(78,356,319)
Institutional 2 Class
Subscriptions	15,394	147,443	17,874	174,036
Distributions reinvested	12,017	109,840	13,647	123,780
Redemptions	(66,237)	(637,032)	(24,581)	(239,938)
Net increase (decrease)	(38,826)	(379,749)	6,940	57,878
Institutional 3 Class
Subscriptions	1,366,864	12,910,627	6,056,371	56,693,519
Distributions reinvested	4,816,811	44,121,989	4,776,006	43,366,135
Redemptions	(4,746,400)	(44,968,517)	(9,001,203)	(88,002,583)
Net increase	1,437,275	12,064,099	1,831,174	12,057,071
Class R
Subscriptions	44,568	429,069	85,484	881,926
Distributions reinvested	25,240	229,935	25,569	231,140
Redemptions	(63,319)	(609,317)	(109,665)	(1,059,717)
Net increase	6,489	49,687	1,388	53,349
Class T
Distributions reinvested	—	—	14,883	134,989
Redemptions	—	—	(152,597)	(1,375,863)
Net decrease	—	—	(137,714)	(1,240,874)
Class V
Subscriptions	25,206	231,558	57,042	534,929
Distributions reinvested	746,544	6,756,219	753,164	6,763,411
Redemptions	(338,597)	(3,205,318)	(704,087)	(6,829,665)
Net increase	433,153	3,782,459	106,119	468,675
Total net increase (decrease)	1,158,950	8,435,214	(5,678,337)	(68,588,481)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Semiannual Report 2020	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 1/31/2020 (Unaudited)	$9.63	0.08	0.33	0.41	(0.17)	(0.83)	(1.00)
Year Ended 7/31/2019	$10.82	0.15	(0.31)	(0.16)	(0.16)	(0.87)	(1.03)
Year Ended 7/31/2018	$10.32	0.14	1.14	1.28	(0.21)	(0.57)	(0.78)
Year Ended 7/31/2017	$9.17	0.19	1.11	1.30	(0.15)	—	(0.15)
Year Ended 7/31/2016	$9.56	0.15	0.04	0.19	(0.13)	(0.45)	(0.58)
Year Ended 7/31/2015	$9.45	0.13	0.56	0.69	(0.11)	(0.47)	(0.58)
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$9.73	0.09	0.33	0.42	(0.19)	(0.83)	(1.02)
Year Ended 7/31/2019	$10.92	0.18	(0.32)	(0.14)	(0.18)	(0.87)	(1.05)
Year Ended 7/31/2018	$10.41	0.16	1.16	1.32	(0.24)	(0.57)	(0.81)
Year Ended 7/31/2017	$9.25	0.23	1.10	1.33	(0.17)	—	(0.17)
Year Ended 7/31/2016	$9.63	0.10	0.13	0.23	(0.16)	(0.45)	(0.61)
Year Ended 7/31/2015(e)	$9.80	0.02	(0.19)(f)	(0.17)	—	—	—
Class C
Six Months Ended 1/31/2020 (Unaudited)	$9.36	0.04	0.33	0.37	(0.10)	(0.83)	(0.93)
Year Ended 7/31/2019	$10.54	0.08	(0.32)	(0.24)	(0.07)	(0.87)	(0.94)
Year Ended 7/31/2018	$10.07	0.06	1.11	1.17	(0.13)	(0.57)	(0.70)
Year Ended 7/31/2017	$8.96	0.11	1.08	1.19	(0.08)	—	(0.08)
Year Ended 7/31/2016	$9.34	0.08	0.05	0.13	(0.06)	(0.45)	(0.51)
Year Ended 7/31/2015	$9.25	0.05	0.55	0.60	(0.04)	(0.47)	(0.51)
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$9.74	0.09	0.33	0.42	(0.19)	(0.83)	(1.02)
Year Ended 7/31/2019	$10.93	0.18	(0.32)	(0.14)	(0.18)	(0.87)	(1.05)
Year Ended 7/31/2018	$10.42	0.17	1.15	1.32	(0.24)	(0.57)	(0.81)
Year Ended 7/31/2017	$9.26	0.23	1.10	1.33	(0.17)	—	(0.17)
Year Ended 7/31/2016	$9.64	0.18	0.05	0.23	(0.16)	(0.45)	(0.61)
Year Ended 7/31/2015	$9.52	0.15	0.57	0.72	(0.13)	(0.47)	(0.60)
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$9.72	0.10	0.33	0.43	(0.21)	(0.83)	(1.04)
Year Ended 7/31/2019	$10.91	0.19	(0.31)	(0.12)	(0.20)	(0.87)	(1.07)
Year Ended 7/31/2018	$10.39	0.18	1.15	1.33	(0.24)	(0.57)	(0.81)
Year Ended 7/31/2017	$9.24	0.29	1.04	1.33	(0.18)	—	(0.18)
Year Ended 7/31/2016	$9.63	0.19	0.04	0.23	(0.17)	(0.45)	(0.62)
Year Ended 7/31/2015(g)	$9.80	0.02	(0.19)(f)	(0.17)	—	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Value Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 1/31/2020 (Unaudited)	$9.04	4.20%	1.24%(c)	1.14%(c),(d)	1.63%(c)	36%	$69,974
Year Ended 7/31/2019	$9.63	(0.87%)	1.23%	1.15%	1.57%	90%	$74,650
Year Ended 7/31/2018	$10.82	12.62%	1.22%	1.15%(d)	1.33%	86%	$78,335
Year Ended 7/31/2017	$10.32	14.23%	1.21%	1.16%(d)	1.94%	78%	$72,684
Year Ended 7/31/2016	$9.17	2.51%	1.21%	1.19%(d)	1.72%	82%	$96,040
Year Ended 7/31/2015	$9.56	7.25%	1.20%	1.18%(d)	1.32%	89%	$103,691
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$9.13	4.30%	0.99%(c)	0.89%(c),(d)	1.96%(c)	36%	$1,912
Year Ended 7/31/2019	$9.73	(0.57%)	0.98%	0.90%	1.81%	90%	$3,026
Year Ended 7/31/2018	$10.92	12.87%	0.98%	0.90%(d)	1.51%	86%	$7,986
Year Ended 7/31/2017	$10.41	14.47%	0.97%	0.91%(d)	2.35%	78%	$5,845
Year Ended 7/31/2016	$9.25	2.89%	0.97%	0.94%(d)	1.16%	82%	$2,132
Year Ended 7/31/2015(e)	$9.63	(1.73%)	0.92%(c)	0.92%(c),(d)	1.11%(c)	89%	$2
Class C
Six Months Ended 1/31/2020 (Unaudited)	$8.80	3.88%	1.99%(c)	1.89%(c),(d)	0.89%(c)	36%	$10,397
Year Ended 7/31/2019	$9.36	(1.66%)	1.98%	1.90%	0.83%	90%	$11,835
Year Ended 7/31/2018	$10.54	11.82%	1.97%	1.90%(d)	0.59%	86%	$14,761
Year Ended 7/31/2017	$10.07	13.34%	1.96%	1.91%(d)	1.18%	78%	$13,852
Year Ended 7/31/2016	$8.96	1.83%	1.96%	1.94%(d)	0.97%	82%	$16,270
Year Ended 7/31/2015	$9.34	6.40%	1.95%	1.93%(d)	0.57%	89%	$16,710
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$9.14	4.31%	0.99%(c)	0.89%(c),(d)	1.88%(c)	36%	$100,579
Year Ended 7/31/2019	$9.74	(0.57%)	0.98%	0.90%	1.80%	90%	$111,873
Year Ended 7/31/2018	$10.93	12.86%	0.97%	0.90%(d)	1.58%	86%	$206,950
Year Ended 7/31/2017	$10.42	14.46%	0.97%	0.91%(d)	2.33%	78%	$175,663
Year Ended 7/31/2016	$9.26	2.88%	0.95%	0.94%(d)	1.98%	82%	$118,722
Year Ended 7/31/2015	$9.64	7.55%	0.94%	0.93%(d)	1.55%	89%	$149,791
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$9.11	4.35%	0.83%(c)	0.75%(c)	2.05%(c)	36%	$784
Year Ended 7/31/2019	$9.72	(0.44%)	0.83%	0.76%	1.96%	90%	$1,213
Year Ended 7/31/2018	$10.91	13.09%	0.83%	0.78%	1.70%	86%	$1,286
Year Ended 7/31/2017	$10.39	14.50%	0.85%	0.82%	2.90%	78%	$977
Year Ended 7/31/2016	$9.24	2.91%	0.82%	0.82%	2.14%	82%	$9
Year Ended 7/31/2015(g)	$9.63	(1.73%)	0.80%(c)	0.80%(c)	1.23%(c)	89%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Semiannual Report 2020	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$9.74	0.10	0.33	0.43	(0.21)	(0.83)	(1.04)
Year Ended 7/31/2019	$10.93	0.20	(0.32)	(0.12)	(0.20)	(0.87)	(1.07)
Year Ended 7/31/2018	$10.41	0.19	1.15	1.34	(0.25)	(0.57)	(0.82)
Year Ended 7/31/2017	$9.25	0.32	1.02	1.34	(0.18)	—	(0.18)
Year Ended 7/31/2016	$9.64	0.18	0.06	0.24	(0.18)	(0.45)	(0.63)
Year Ended 7/31/2015(h)	$9.81	0.02	(0.19)(f)	(0.17)	—	—	—
Class R
Six Months Ended 1/31/2020 (Unaudited)	$9.65	0.07	0.33	0.40	(0.15)	(0.83)	(0.98)
Year Ended 7/31/2019	$10.83	0.13	(0.31)	(0.18)	(0.13)	(0.87)	(1.00)
Year Ended 7/31/2018	$10.33	0.12	1.13	1.25	(0.18)	(0.57)	(0.75)
Year Ended 7/31/2017	$9.19	0.17	1.10	1.27	(0.13)	—	(0.13)
Year Ended 7/31/2016	$9.57	0.13	0.05	0.18	(0.11)	(0.45)	(0.56)
Year Ended 7/31/2015	$9.46	0.10	0.56	0.66	(0.08)	(0.47)	(0.55)
Class V
Six Months Ended 1/31/2020 (Unaudited)	$9.60	0.08	0.33	0.41	(0.17)	(0.83)	(1.00)
Year Ended 7/31/2019	$10.79	0.15	(0.31)	(0.16)	(0.16)	(0.87)	(1.03)
Year Ended 7/31/2018	$10.29	0.14	1.14	1.28	(0.21)	(0.57)	(0.78)
Year Ended 7/31/2017	$9.15	0.19	1.10	1.29	(0.15)	—	(0.15)
Year Ended 7/31/2016	$9.54	0.15	0.04	0.19	(0.13)	(0.45)	(0.58)
Year Ended 7/31/2015	$9.42	0.12	0.57	0.69	(0.10)	(0.47)	(0.57)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Advisor Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Institutional 2 Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
(h)	Institutional 3 Class shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Value Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$9.13	4.39%	0.78%(c)	0.69%(c)	2.08%(c)	36%	$414,898
Year Ended 7/31/2019	$9.74	(0.37%)	0.78%	0.71%	2.01%	90%	$428,447
Year Ended 7/31/2018	$10.93	13.13%	0.77%	0.72%	1.76%	86%	$461,028
Year Ended 7/31/2017	$10.41	14.63%	0.78%	0.77%	3.11%	78%	$447,684
Year Ended 7/31/2016	$9.25	2.96%	0.80%	0.80%	2.04%	82%	$909
Year Ended 7/31/2015(h)	$9.64	(1.73%)	0.75%(c)	0.75%(c)	1.28%(c)	89%	$2
Class R
Six Months Ended 1/31/2020 (Unaudited)	$9.07	4.05%	1.49%(c)	1.39%(c),(d)	1.38%(c)	36%	$2,645
Year Ended 7/31/2019	$9.65	(1.05%)	1.48%	1.40%	1.33%	90%	$2,750
Year Ended 7/31/2018	$10.83	12.34%	1.47%	1.40%(d)	1.08%	86%	$3,074
Year Ended 7/31/2017	$10.33	13.84%	1.47%	1.41%(d)	1.75%	78%	$2,930
Year Ended 7/31/2016	$9.19	2.34%	1.46%	1.44%(d)	1.45%	82%	$2,604
Year Ended 7/31/2015	$9.57	6.98%	1.45%	1.43%(d)	1.02%	89%	$2,083
Class V
Six Months Ended 1/31/2020 (Unaudited)	$9.01	4.22%	1.24%(c)	1.14%(c),(d)	1.62%(c)	36%	$74,788
Year Ended 7/31/2019	$9.60	(0.87%)	1.23%	1.15%	1.57%	90%	$75,537
Year Ended 7/31/2018	$10.79	12.66%	1.22%	1.15%(d)	1.33%	86%	$83,747
Year Ended 7/31/2017	$10.29	14.15%	1.22%	1.16%(d)	1.98%	78%	$81,312
Year Ended 7/31/2016	$9.15	2.50%	1.21%	1.19%(d)	1.72%	82%	$79,008
Year Ended 7/31/2015	$9.54	7.33%	1.21%	1.20%(d)	1.29%	89%	$84,026
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Semiannual Report 2020	19

Notes to Financial Statements
January 31, 2020 (Unaudited)
Note 1. Organization
Columbia Disciplined Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the official closing price on the principal exchange or market on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
20	Columbia Disciplined Value Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Disciplined Value Fund | Semiannual Report 2020	21

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
22	Columbia Disciplined Value Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2020:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	159,151*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended January 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	882,051

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(98,680)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended January 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	12,349,605

*	Based on the ending quarterly outstanding amounts for the six months ended January 31, 2020.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Disciplined Value Fund | Semiannual Report 2020	23

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended January 31, 2020 was 0.74% of the Fund’s average daily net assets.
24	Columbia Disciplined Value Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended January 31, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.21
Advisor Class	0.21
Class C	0.21
Institutional Class	0.21
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.21
Class V	0.21
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $2,033.
Columbia Disciplined Value Fund | Semiannual Report 2020	25

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $46,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended January 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	16,469
Class C	—	1.00(b)	2,600
Class V	5.75	0.50 - 1.00(a)	1,036

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia Disciplined Value Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	1.11%	1.15%
Advisor Class	0.86	0.90
Class C	1.86	1.90
Institutional Class	0.86	0.90
Institutional 2 Class	0.72	0.76
Institutional 3 Class	0.67	0.71
Class R	1.36	1.40
Class V	1.11	1.15
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
583,263,000	105,180,000	(12,818,000)	92,362,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at July 31, 2019 as arising on August 1, 2019.
Late year ordinary losses ($)	Post-October capital losses ($)
—	19,864,811
Columbia Disciplined Value Fund | Semiannual Report 2020	27

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $245,947,215 and $302,160,337, respectively, for the six months ended January 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended January 31, 2020.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended January 31, 2020.
28	Columbia Disciplined Value Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The market values of securities or other investments that the Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and disease/virus epidemics. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in the Fund. An investment in the Fund could lose money over short or even long periods.
Shareholder concentration risk
At January 31, 2020, affiliated shareholders of record owned 72.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Disciplined Value Fund | Semiannual Report 2020	29

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Columbia Disciplined Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR179_07_K01_(03/20)

SemiAnnual Report
January 31, 2020
Columbia Strategic Municipal Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Strategic Municipal Income Fund (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic Municipal Income Fund  |  Semiannual Report 2020

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, with a focus on income exempt from federal income tax and capital appreciation.
Portfolio management
Catherine Stienstra
Lead Portfolio Manager
Managed Fund since 2007
Douglas White, CFA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended January 31, 2020)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/24/76	3.90	10.59	4.17	5.39
	Including sales charges		0.72	7.32	3.53	5.05
Advisor Class*		03/19/13	4.04	10.61	4.43	5.57
Class C	Excluding sales charges	06/26/00	3.51	9.49	3.34	4.60
	Including sales charges		2.51	8.49	3.34	4.60
Institutional Class*		09/27/10	4.04	10.61	4.43	5.61
Institutional 2 Class*		12/11/13	4.04	10.91	4.38	5.55
Institutional 3 Class*		03/01/17	4.06	10.94	4.35	5.48
Bloomberg Barclays Municipal Bond Index			3.33	8.65	3.53	4.47
Bloomberg Barclays High Yield Municipal Bond Index			5.66	12.65	6.07	7.25
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
The Bloomberg Barclays High Yield Municipal Bond Index measures the non-investment-grade and non-rated US dollar-denominated, fixed-rate, tax-exempt bond market within the 50 United States and four other qualifying regions (Washington DC, Puerto Rico, Guam and the Virgin Islands).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	3

Fund at a Glance   (continued)
(Unaudited)
Quality breakdown (%) (at January 31, 2020)
AAA rating	9.1
AA rating	25.1
A rating	32.1
BBB rating	21.4
BB rating	2.9
B rating	0.5
Not rated	8.9
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at January 31, 2020)
Texas	11.3
Illinois	10.6
New York	6.6
Pennsylvania	6.2
California	5.6
New Jersey	5.1
Florida	4.9
Colorado	4.3
Michigan	3.6
Georgia	3.4
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2019 — January 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,039.00	1,021.11	4.10	4.06	0.80
Advisor Class	1,000.00	1,000.00	1,040.40	1,022.37	2.82	2.80	0.55
Class C	1,000.00	1,000.00	1,035.10	1,017.34	7.93	7.86	1.55
Institutional Class	1,000.00	1,000.00	1,040.40	1,022.37	2.82	2.80	0.55
Institutional 2 Class	1,000.00	1,000.00	1,040.40	1,022.42	2.77	2.75	0.54
Institutional 3 Class	1,000.00	1,000.00	1,040.60	1,022.67	2.51	2.49	0.49
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	5

Portfolio of Investments
January 31, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Exchange-Traded Fixed Income Funds 2.7%
	Shares	Value ($)
United States 2.7%
Columbia Multi-Sector Municipal Income ETF(a)	717,818	15,784,818
VanEck Vectors High-Yield Municipal Index ETF	722,660	47,189,698
Total		62,974,516
Total Exchange-Traded Fixed Income Funds (Cost $61,469,766)		62,974,516

Floating Rate Notes 1.7%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Minnesota 0.0%
City of Minneapolis/St. Paul Housing & Redevelopment Authority(b),(c)
Revenue Bonds
Allina Health Systems
Series 2009B-2 (JPMorgan Chase Bank)
11/15/2035	1.180%	1,000,000	1,000,000
New York 1.2%
City of New York(b),(c)
Unlimited General Obligation Bonds
Fiscal 2015
Subordinated Series 2015 (JPMorgan Chase Bank)
06/01/2044	1.180%	2,420,000	2,420,000
New York City Transitional Finance Authority(b),(c)
Revenue Bonds
Future Tax Secured
Subordinated Series 2012C (JPMorgan Chase Bank)
11/01/2036	1.180%	2,000,000	2,000,000
Subordinated Series 2016 (JPMorgan Chase Bank)
02/01/2045	1.180%	16,000,000	16,000,000
New York City Water & Sewer System(b),(c)
Revenue Bonds
2nd General Resolution
Series 2013 (JPMorgan Chase Bank)
06/15/2050	1.180%	300,000	300,000
Series 2013DD-2 (JPMorgan Chase Bank)
06/15/2043	1.180%	3,675,000	3,675,000
Series 2016BB (State Street Bank and Trust Co.)
06/15/2049	1.160%	2,500,000	2,500,000
Total			26,895,000
Utah 0.5%
City of Murray(b),(c)
Revenue Bonds
IHC Health Services, Inc.
Series 2005A (JPMorgan Chase Bank)
05/15/2037	1.180%	3,600,000	3,600,000
Floating Rate Notes (continued)
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Series 2005B (JPMorgan Chase Bank)
05/15/2037	1.180%	8,890,000	8,890,000
Total			12,490,000
Total Floating Rate Notes (Cost $40,385,000)			40,385,000

Municipal Bonds 95.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 1.4%
Alabama Special Care Facilities Financing Authority
Refunding Revenue Bonds
Children’s Hospital of Alabama
Series 2015
06/01/2034	5.000%	4,000,000	4,644,680
Black Belt Energy Gas District
Revenue Bonds
Project Number 4
Series 2019A-1 (Mandatory Put 12/01/25)
12/01/2049	4.000%	15,000,000	17,023,500
Lower Alabama Gas District (The)
Revenue Bonds
Gas Project
Series 2020 (Mandatory Put 12/01/25)
12/01/2050	4.000%	10,000,000	11,367,200
Total			33,035,380
Alaska 0.1%
Alaska Industrial Development & Export Authority
Revenue Bonds
Yukon-Kuskokwim Health Corp. Project
Series 2017
12/01/2020	3.500%	2,700,000	2,703,699
Arizona 1.3%
Arizona Industrial Development Authority
Revenue Bonds
Great Lakes Senior Living Community
Series 2019
01/01/2049	4.500%	750,000	806,235
Chandler Industrial Development Authority(d)
Revenue Bonds
Intel Corp.
Series 2019 (Mandatory Put 06/03/24)
06/01/2049	5.000%	2,800,000	3,237,780
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Phoenix Civic Improvement Corp.(d)
Revenue Bonds
Junior Lien
Series 2019B
07/01/2044	5.000%	5,000,000	6,164,400
Industrial Development Authority of the City of Phoenix (The)
Refunding Revenue Bonds
Downtown Phoenix Student Housing
Series 2018
07/01/2042	5.000%	1,000,000	1,190,640
Revenue Bonds
Downtown Phoenix Student Housing II LLC - Arizona State University Project
Series 2019
07/01/2059	5.000%	1,000,000	1,165,110
Downtown Student Housing II LLC - Arizona State University Project
Series 2019
07/01/2054	5.000%	1,330,000	1,561,021
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public
Series 2016
02/15/2046	5.000%	6,500,000	7,242,690
Charter School Solutions - Harmony Public Schools Project
Series 2018
02/15/2048	5.000%	870,000	996,820
Maricopa County Industrial Development Authority
Revenue Bonds
Banner Health
Series 2017A
01/01/2041	4.000%	4,000,000	4,512,800
Maricopa County Industrial Development Authority(e)
Revenue Bonds
Christian Care Surprise, Inc.
Series 2016
01/01/2036	5.750%	1,600,000	1,696,112
Christian Care Surprise, Inc. Project
Series 2016
01/01/2048	6.000%	1,250,000	1,322,200
Total			29,895,808
California 5.6%
ABAG Finance Authority for Nonprofit Corps.
Refunding Revenue Bonds
Episcopal Senior Communities
Series 2012
07/01/2047	5.000%	4,100,000	4,362,523
California Health Facilities Financing Authority
Revenue Bonds
Kaiser Permanente
Subordinated Series 2017A-2
11/01/2044	4.000%	4,280,000	4,921,444
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2042	4.000%	3,000,000	3,298,620
02/01/2042	5.000%	1,500,000	1,803,900
California Municipal Finance Authority(e)
Revenue Bonds
California Baptist University
Series 2016A
11/01/2046	5.000%	1,000,000	1,144,840
California School Finance Authority(e)
Revenue Bonds
River Springs Charter School Project
Series 2015
07/01/2046	6.375%	1,000,000	1,174,940
07/01/2046	6.375%	150,000	176,241
California State Public Works Board
Revenue Bonds
Judicial Council Projects
Series 2011D
12/01/2031	5.000%	5,000,000	5,362,800
Various Capital Projects
Series 2012A
04/01/2037	5.000%	650,000	702,774
California Statewide Communities Development Authority
Refunding Revenue Bonds
Front Porch Communities & Services
Series 2017
04/01/2042	4.000%	1,905,000	2,083,689
California Statewide Communities Development Authority(e)
Revenue Bonds
Loma Linda University Medical Center
Series 2016A
12/01/2046	5.000%	500,000	564,390
City of Los Angeles Department of Airports(d)
Refunding Revenue Bonds
Los Angeles International Airport
Subordinated Series 2018
05/15/2031	5.000%	15,715,000	20,311,637
Revenue Bonds
Los Angeles International
Subordinated Series 2018
05/15/2044	5.000%	2,000,000	2,449,260
Compton Unified School District(f)
Unlimited General Obligation Bonds
Compton Unified School District
Series 2019B (BAM)
06/01/2037	0.000%	2,125,000	1,311,125
06/01/2038	0.000%	1,830,000	1,086,764

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Junior Lien
Series 2014C
01/15/2033	6.250%	1,155,000	1,357,148
Series 2014A
01/15/2046	5.750%	4,250,000	4,922,435
Glendale Unified School District(f)
Unlimited General Obligation Refunding Bonds
Series 2015B
09/01/2032	0.000%	1,000,000	666,520
09/01/2033	0.000%	1,100,000	693,880
Golden State Tobacco Securitization Corp.
Refunding Revenue Bonds
Series 2018A-2
06/01/2047	5.000%	16,000,000	16,764,640
Norman Y. Mineta San Jose International Airport(d)
Refunding Revenue Bonds
Series 2017A
03/01/2041	5.000%	2,000,000	2,398,500
Poway Unified School District(f)
Unlimited General Obligation Bonds
Improvement District No. 2007-1-A
Series 2009
08/01/2030	0.000%	4,475,000	3,734,566
Riverside County Transportation Commission(f)
Revenue Bonds
Senior Lien
Series 2013B
06/01/2029	0.000%	2,500,000	2,073,625
San Francisco City & County Airport Commission - San Francisco International Airport(d)
Revenue Bonds
Series 2019A
05/01/2035	5.000%	14,310,000	18,259,560
05/01/2036	5.000%	5,000,000	6,361,500
Series 2019E
05/01/2045	5.000%	3,000,000	3,727,260
Santee CDC Successor Agency
Prerefunded 02/01/21 Tax Allocation Bonds
Santee Community Redevelopment Project
Series 2011A
08/01/2041	7.000%	2,000,000	2,123,480
State of California
Unlimited General Obligation Bonds
Various Purpose
10/01/2028	5.000%	5,000,000	6,624,800
Series 2010
03/01/2030	5.250%	1,000,000	1,003,520
03/01/2033	6.000%	5,625,000	5,648,344
Series 2012
04/01/2035	5.250%	4,500,000	4,915,575
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Unlimited General Obligation Bonds
Series 2004
04/01/2029	5.300%	2,000	2,007
Total			132,032,307
Colorado 4.4%
City & County of Denver(f)
Revenue Bonds
Series 2018-A-2
08/01/2034	0.000%	6,000,000	3,876,780
City & County of Denver Airport System(d)
Refunding Revenue Bonds
Series 2018-A
12/01/2037	5.000%	5,000,000	6,215,850
Subordinated Series 2018-A
12/01/2048	4.000%	3,500,000	3,903,585
Colorado Bridge Enterprise(d)
Revenue Bonds
Central 70 Project
Series 2017
06/30/2051	4.000%	6,690,000	7,187,468
Colorado Educational & Cultural Facilities Authority(e)
Improvement Refunding Revenue Bonds
Skyview Charter School
Series 2014
07/01/2044	5.375%	750,000	801,900
07/01/2049	5.500%	700,000	750,498
Colorado Health Facilities Authority
Improvement Refunding Revenue Bonds
Bethesda Project
09/15/2053	5.000%	10,000,000	11,360,700
Prerefunded 05/15/26 Revenue Bonds
NCMC, Inc. Project
Series 2016
05/15/2031	4.000%	5,000,000	5,904,150
Prerefunded 06/01/27 Revenue Bonds
Evangelical Lutheran Good Samaritan Society
Series 2017
06/01/2042	5.000%	3,150,000	4,027,558
Refunding Revenue Bonds
AdventHealth Obligated
Series 2019
11/15/2043	4.000%	1,910,000	2,184,811
CommonSpirit Health
Series 2019A
08/01/2044	4.000%	17,000,000	19,032,180
Series 2019B (Mandatory Put 08/01/26)
08/01/2049	5.000%	3,000,000	3,590,850
Covenant Retirement Communities
Series 2015
12/01/2035	5.000%	850,000	972,893

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
NJH-SJH Center for Outpatient Health
Series 2019
01/01/2037	4.000%	800,000	916,536
01/01/2038	4.000%	1,300,000	1,482,793
01/01/2040	4.000%	1,000,000	1,133,950
Senior Living - Ralston Creek at Arvada
Series 2017
11/01/2047	5.750%	6,000,000	6,226,920
11/01/2052	6.000%	890,000	937,713
Colorado Housing & Finance Authority
Revenue Bonds
Multi-Family Project
Series 2019B1
10/01/2039	3.000%	470,000	488,683
10/01/2049	3.250%	1,000,000	1,035,650
10/01/2054	3.400%	1,000,000	1,035,960
Series 2018 (GNMA)
11/01/2042	3.700%	3,860,000	4,183,005
Series 2019K Class I (GNMA)
05/01/2050	3.875%	3,665,000	4,090,873
E-470 Public Highway Authority
Revenue Bonds
Series 2010C
09/01/2026	5.375%	10,325,000	10,581,886
Total			101,923,192
Connecticut 1.3%
Connecticut Housing Finance Authority(g)
Refunding Revenue Bonds
Series 2020A-1
11/15/2045	3.500%	4,000,000	4,432,920
Connecticut Housing Finance Authority
Refunding Revenue Bonds
Subordinated Series 2018B-1
05/15/2045	4.000%	2,275,000	2,480,069
Connecticut State Health & Educational Facilities Authority
Revenue Bonds
Yale University
07/01/2027	5.000%	2,650,000	3,410,523
State of Connecticut
Unlimited General Obligation Bonds
Series 2018C
06/15/2035	5.000%	1,000,000	1,244,200
Series 2018-E
09/15/2035	5.000%	2,000,000	2,500,140
Series 2019A
04/15/2035	5.000%	3,200,000	4,051,840
04/15/2037	4.000%	10,000,000	11,546,700
Total			29,666,392
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
District of Columbia 3.2%
District of Columbia
Prerefunded 07/01/23 Revenue Bonds
KIPP Charter School
Series 2013
07/01/2048	6.000%	300,000	351,129
Refunding Revenue Bonds
Children’s Hospital
Series 2015
07/15/2044	5.000%	2,910,000	3,368,616
Revenue Bonds
KIPP DC Project
Series 2019
07/01/2039	4.000%	1,275,000	1,433,253
07/01/2049	4.000%	695,000	766,926
Series 2019A
03/01/2033	5.000%	2,500,000	3,297,175
Unlimited General Obligation Bonds
Series 2019-A
10/15/2032	5.000%	9,090,000	11,894,719
10/15/2033	5.000%	15,000,000	19,580,850
Metropolitan Washington Airports Authority(d)
Refunding Revenue Bonds
Airport System
Series 2019A
10/01/2032	5.000%	5,000,000	6,433,450
10/01/2033	5.000%	1,755,000	2,252,385
10/01/2034	5.000%	5,000,000	6,401,550
10/01/2035	5.000%	4,745,000	6,057,514
Series 2015B
10/01/2032	5.000%	9,575,000	11,336,321
Metropolitan Washington Airports Authority Dulles Toll Road
Refunding Revenue Bonds
Dulles Metrorail
Subordinated Series 2019
10/01/2049	4.000%	2,275,000	2,581,033
Total			75,754,921
Florida 4.9%
Capital Trust Agency, Inc.(e)
Revenue Bonds
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2045	7.000%	2,835,000	2,711,989
12/01/2050	7.125%	1,000,000	956,840
Central Florida Expressway Authority
Refunding Revenue Bonds
Senior Lien
Series 2017 (BAM)
07/01/2041	4.000%	5,000,000	5,615,250

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	9

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Atlantic Beach
Revenue Bonds
Fleet Landing Project
Series 2018A
11/15/2053	5.000%	3,000,000	3,427,770
County of Broward Airport System(d)
Revenue Bonds
Series 2019A
10/01/2029	5.000%	1,000,000	1,296,790
10/01/2030	5.000%	1,375,000	1,771,467
County of Miami-Dade Aviation(d)
Refunding Revenue Bonds
Series 2017B
10/01/2040	5.000%	6,250,000	7,558,250
Series 2019A
10/01/2049	5.000%	24,490,000	30,237,558
County of Osceola Transportation(f)
Refunding Revenue Bonds
Series 2020A-2
10/01/2035	0.000%	2,700,000	1,720,602
10/01/2037	0.000%	4,000,000	2,350,160
10/01/2038	0.000%	1,500,000	846,135
10/01/2039	0.000%	3,300,000	1,787,214
Florida Development Finance Corp.(d),(e)
Refunding Revenue Bonds
Virgin Trains USA Pass
Series 2019 (Mandatory Put 01/01/29)
01/01/2049	6.500%	2,000,000	2,020,820
Florida Development Finance Corp.(e)
Revenue Bonds
Renaissance Charter School
Series 2015
06/15/2046	6.125%	980,000	1,081,214
Florida Municipal Loan Council(f)
Revenue Bonds
Capital Appreciation
Series 2000A (NPFGC)
04/01/2020	0.000%	790,000	787,970
Greater Orlando Aviation Authority(d)
Revenue Bonds
Series 2016A
10/01/2046	5.000%	5,000,000	5,895,650
Series 2019A
10/01/2044	5.000%	3,750,000	4,664,100
Hillsborough County Aviation Authority(d)
Revenue Bonds
Tampa International
Subordinated Series 2018
10/01/2048	5.000%	4,700,000	5,686,812
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Hillsborough County Aviation Authority
Revenue Bonds
Tampa International Airport
Series 2015A
10/01/2044	5.000%	2,220,000	2,549,182
Miami-Dade County Educational Facilities Authority
Revenue Bonds
Series 2018A
04/01/2053	5.000%	8,000,000	9,561,040
Miami-Dade County Health Facilities Authority
Refunding Revenue Bonds
Nicklaus Childrens Hospital
Series 2017
08/01/2047	4.000%	2,250,000	2,459,430
Mid-Bay Bridge Authority
Refunding Revenue Bonds
Series 2015C
10/01/2040	5.000%	1,000,000	1,138,230
Orange County Health Facilities Authority
Refunding Revenue Bonds
Mayflower Retirement Center
Series 2012
06/01/2036	5.000%	250,000	258,543
Revenue Bonds
Presbyterian Retirement Communities
Series 2016
08/01/2036	5.000%	2,000,000	2,260,360
08/01/2041	5.000%	2,000,000	2,247,580
Polk County Industrial Development Authority
Refunding Revenue Bonds
Carpenter’s Home Estates
Series 2019
01/01/2049	5.000%	2,350,000	2,629,650
Putnam County Development Authority
Refunding Revenue Bonds
Seminole Project
Series 2018A
03/15/2042	5.000%	3,335,000	4,025,178
Seminole County Industrial Development Authority
Refunding Revenue Bonds
Legacy Pointe at UCF Project
Series 2019
11/15/2039	5.250%	5,030,000	5,083,268
11/15/2049	5.500%	2,300,000	2,332,798
Total			114,961,850
Georgia 3.4%
Brookhaven Development Authority
Revenue Bonds
Children’s Healthcare of Atlanta
Series 2019
07/01/2044	4.000%	7,000,000	8,020,180

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Burke County Development Authority
Revenue Bonds
Georgia Power Co. Plant Vogtle Project
Series 2019 (Mandatory Put 05/25/23)
10/01/2032	2.250%	1,800,000	1,844,892
Cherokee County Water & Sewer Authority
Unrefunded Revenue Bonds
Series 1995 (NPFGC)
08/01/2025	5.200%	2,665,000	3,113,146
City of Atlanta Department of Aviation(d)
Revenue Bonds
Airport
Series 2019B
07/01/2037	4.000%	8,930,000	10,413,273
Subordinated Series 2019
07/01/2036	4.000%	2,250,000	2,632,950
07/01/2040	4.000%	2,500,000	2,888,500
Dalton Whitfield County Joint Development Authority
Revenue Bonds
Hamilton Health Care System Obligation
Series 2017
08/15/2041	4.000%	1,000,000	1,121,990
DeKalb County Hospital Authority
Prerefunded 09/01/20 Revenue Bonds
DeKalb Medical Center, Inc. Project
Series 2010
09/01/2040	6.125%	6,250,000	6,437,563
Floyd County Development Authority
Revenue Bonds
Spires Berry College Project
12/01/2048	6.250%	4,000,000	4,190,680
12/01/2053	6.500%	1,900,000	2,006,514
Fulton County Development Authority
Revenue Bonds
RAC Series 2017
04/01/2042	5.000%	1,000,000	1,186,130
Gainesville & Hall County Hospital Authority
Refunding Revenue Bonds
Northeast Georgia Health System, Inc. Project
Series 2017
02/15/2037	5.000%	4,280,000	5,112,203
Unrefunded Revenue Bonds
Northeast Georgia Health System, Inc. Project
Series 2010A
02/15/2045	5.500%	1,330,000	1,334,535
Georgia Housing & Finance Authority
Revenue Bonds
Single Family Mortgage Bonds
Series 2017C
06/01/2048	3.750%	5,960,000	6,392,219
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Main Street Natural Gas, Inc.
Revenue Bonds
Series 2019B (Mandatory Put 12/02/24)
08/01/2049	4.000%	7,400,000	8,340,614
Series 2019C (Mandatory Put 09/01/26)
03/01/2050	4.000%	7,500,000	8,658,000
Oconee County Industrial Development Authority
Revenue Bonds
Presbyterian Village Athens Project
12/01/2038	6.125%	3,515,000	3,778,520
12/01/2048	6.250%	1,960,000	2,104,001
Total			79,575,910
Hawaii 0.4%
City & County of Honolulu
Unlimited General Obligation Bonds
Honolulu Rail Transit Project
09/01/2030	5.000%	6,000,000	7,780,440
Hawaii Pacific Health
Prerefunded 07/01/20 Revenue Bonds
Series 2010B
07/01/2030	5.625%	280,000	285,331
07/01/2040	5.750%	370,000	377,233
State of Hawaii Department of Budget & Finance
Refunding Revenue Bonds
Special Purpose - Kahala Nui
Series 2012
11/15/2037	5.250%	705,000	779,970
Total			9,222,974
Idaho 0.3%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project
Series 2014A
10/01/2044	8.000%	4,365,000	4,780,723
10/01/2049	8.125%	1,635,000	1,793,709
Total			6,574,432
Illinois 10.7%
Chicago Board of Education
Special Tax Bonds
Series 2017
04/01/2042	5.000%	1,600,000	1,841,456
Unlimited General Obligation Bonds
Dedicated
Series 2017H
12/01/2046	5.000%	3,000,000	3,454,680
Project
Series 2015C
12/01/2039	5.250%	2,000,000	2,247,740

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	11

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018
12/01/2046	5.000%	2,500,000	2,915,875
Unlimited General Obligation Refunding Bonds
Series 2018A (AGM)
12/01/2034	5.000%	500,000	611,415
Chicago Board of Education(e)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	3,615,000	4,686,920
Chicago Board of Education(f)
Unlimited General Obligation Refunding Bonds
Series 2019A
12/01/2025	0.000%	2,000,000	1,756,600
Chicago Midway International Airport
Refunding Revenue Bonds
2nd Lien
Series 2013B
01/01/2035	5.250%	3,000,000	3,335,910
Series 2014B
01/01/2035	5.000%	5,000,000	5,685,000
Chicago O’Hare International Airport(d)
Refunding Revenue Bonds
Senior Lien
01/01/2037	5.000%	2,000,000	2,471,920
Revenue Bonds
General Senior Lien
Series 2017D
01/01/2042	5.000%	8,895,000	10,489,518
01/01/2052	5.000%	8,030,000	9,354,950
Senior Lien
Series 2017G
01/01/2042	5.000%	2,650,000	3,125,039
01/01/2047	5.000%	1,000,000	1,170,300
Series 2017J
01/01/2037	5.000%	2,000,000	2,386,200
TriPs Obligated Group
Series 2018
07/01/2038	5.000%	1,000,000	1,198,910
07/01/2048	5.000%	800,000	945,128
Chicago O’Hare International Airport
Revenue Bonds
Customer Facility Charge Senior Lien
Series 2013
01/01/2043	5.750%	2,285,000	2,555,955
Series 2015D
01/01/2046	5.000%	4,390,000	5,087,966
Unrefunded Revenue Bonds
General Third Lien
Series 2011
01/01/2039	5.750%	295,000	307,086
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago Park District
Limited General Obligation Bonds
Series 2016A
01/01/2040	5.000%	1,650,000	1,866,199
City of Chicago
Unlimited General Obligation Bonds
Project
Series 2011A
01/01/2035	5.250%	4,500,000	4,645,350
Series 2015A
01/01/2033	5.500%	1,350,000	1,567,431
Series 2017A
01/01/2038	6.000%	4,185,000	5,167,805
Unlimited General Obligation Refunding Bonds
Project
Series 2014A
01/01/2035	5.000%	1,000,000	1,105,480
01/01/2036	5.000%	11,745,000	12,969,769
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2039	5.000%	530,000	593,876
Revenue Bonds
2nd Lien
Series 2012
01/01/2025	5.000%	5,000,000	5,360,600
01/01/2042	5.000%	5,000,000	5,283,300
Series 2014
01/01/2034	5.000%	1,000,000	1,112,710
01/01/2039	5.000%	2,000,000	2,217,060
City of Chicago Waterworks
Revenue Bonds
2nd Lien
Series 2012
11/01/2031	5.000%	2,000,000	2,179,820
Series 2014
11/01/2044	5.000%	650,000	728,761
Series 2016
11/01/2030	5.000%	10,775,000	12,797,360
City of Springfield Electric
Refunding Revenue Bonds
Senior Lien
Series 2015 (AGM)
03/01/2040	4.000%	5,000,000	5,376,700
County of Cook
Unlimited General Obligation Refunding Bonds
Series 2018
11/15/2035	5.000%	900,000	1,055,637

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois Development Finance Authority(f)
Subordinated Revenue Bonds
Regency
Series 1990-RMK Escrowed to Maturity
04/15/2020	0.000%	13,745,000	13,717,373
Illinois Finance Authority
Prerefunded 02/15/20 Revenue Bonds
Swedish Covenant
Series 2010A
08/15/2038	6.000%	2,475,000	2,478,811
Refunding Revenue Bonds
Lutheran Life Communities Obligated Group
Series 2019A
11/01/2040	5.000%	1,100,000	1,206,172
Rush University Medical Center
Series 2015B
11/15/2039	5.000%	1,810,000	2,072,631
Silver Cross Hospital & Medical Centers
Series 2015C
08/15/2035	5.000%	1,500,000	1,721,520
Illinois State Toll Highway Authority
Refunding Senior Revenue Bonds
Series 2019B
01/01/2031	5.000%	3,500,000	4,593,645
Metropolitan Pier & Exposition Authority(g)
Refunding Revenue Bonds
McCormick Place Expansion Project
Series 2020
06/15/2050	4.000%	2,400,000	2,639,736
06/15/2050	5.000%	1,000,000	1,200,610
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Project
Series 2010B-2
06/15/2050	5.000%	5,000,000	5,073,700
Revenue Bonds
McCormick Place Expansion Project
Series 2017
06/15/2057	5.000%	3,025,000	3,513,356
Metropolitan Pier & Exposition Authority(f)
Revenue Bonds
Capital Appreciation
Series 1993A Escrowed to Maturity (FGIC)
06/15/2021	0.000%	1,870,000	1,842,230
Railsplitter Tobacco Settlement Authority
Prerefunded 06/01/21 Revenue Bonds
Series 2010
06/01/2028	6.000%	5,000,000	5,335,750
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Illinois
Unlimited General Obligation Bonds
Rebuild Illinois Program
Series 2019B
11/01/2038	4.000%	14,460,000	15,972,371
Series 2013
07/01/2026	5.500%	1,955,000	2,186,257
07/01/2033	5.500%	5,000,000	5,519,000
07/01/2038	5.500%	875,000	964,871
Series 2016
01/01/2026	5.000%	2,965,000	3,477,886
11/01/2027	5.000%	2,785,000	3,300,949
Series 2017A
12/01/2035	5.000%	1,345,000	1,589,481
12/01/2036	5.000%	5,000,000	5,894,600
Series 2018A
05/01/2032	5.000%	2,500,000	2,987,150
05/01/2033	5.000%	5,000,000	5,958,500
05/01/2039	5.000%	4,320,000	5,068,915
05/01/2040	5.000%	6,005,000	7,029,153
05/01/2041	5.000%	6,000,000	7,006,020
Series 2018B
05/01/2027	5.000%	4,950,000	5,946,138
Unlimited General Obligation Refunding Bonds
Series 2018-A
10/01/2031	5.000%	2,500,000	3,014,175
Total			250,967,426
Indiana 0.2%
City of Whiting(d)
Refunding Revenue Bonds
BP Products North America
Series 2019 (Mandatory Put 06/05/26)
12/01/2044	5.000%	3,200,000	3,863,744
Iowa 1.4%
Iowa Finance Authority
Revenue Bonds
Council Bluffs, Inc. Project
Series 2018
08/01/2048	5.125%	1,750,000	1,855,245
Genesis Health System
Series 2013
07/01/2033	5.000%	5,000,000	5,536,200
Lifespace Communities, Inc.
Series 2018-A
05/15/2043	5.000%	5,000,000	5,674,050
Iowa Finance Authority(g)
Revenue Bonds
Series 2020A (GNMA)
01/01/2040	2.700%	5,000,000	5,046,450

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	13

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
PEFA, Inc.
Revenue Bonds
Series 2019 (Mandatory Put 09/01/26)
09/01/2049	5.000%	12,000,000	14,497,800
Total			32,609,745
Kansas 0.6%
University of Kansas Hospital Authority
Improvement Refunding Revenue Bonds
Kansas University Health System
Series 2015
09/01/2045	5.000%	3,725,000	4,318,467
Refunding Revenue Bonds
University of Kansas Health System
Series 2019
03/01/2036	4.000%	2,750,000	3,204,905
03/01/2037	4.000%	2,500,000	2,899,375
03/01/2038	4.000%	2,500,000	2,886,425
Total			13,309,172
Kentucky 0.4%
Kentucky Economic Development Finance Authority
Prerefunded 06/01/20 Revenue Bonds
Owensboro Medical Health System
Series 2010A
03/01/2045	6.500%	2,950,000	3,002,451
Series 2010B
03/01/2040	6.375%	1,700,000	1,729,597
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2037	5.000%	1,200,000	1,398,300
Kentucky Municipal Power Agency(g)
Refunding Revenue Bonds
Forward Delivery Prairie State Project
Series 2020
09/01/2034	5.000%	1,035,000	1,240,841
Kentucky State Property & Building Commission
Revenue Bonds
Project #119
Series 2018
05/01/2036	5.000%	1,000,000	1,226,900
Total			8,598,089
Louisiana 0.7%
Ascension Parish Industrial Development Board, Inc.
Revenue Bonds
Impala Warehousing LLC
Series 2011
07/01/2036	6.000%	3,995,000	4,350,675
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue Bonds
Westlake Chemical Corp.
Series 2010A-2
11/01/2035	6.500%	1,750,000	1,816,097
Louisiana Public Facilities Authority
Refunding Revenue Bonds
19th Judicial District Court
Series 2015 (AGM)
06/01/2036	5.000%	1,000,000	1,166,600
Ochsner Clinic Foundation Project
Series 2017
05/15/2042	5.000%	2,000,000	2,343,820
Revenue Bonds
Provident Group - Flagship Properties
Series 2017
07/01/2057	5.000%	1,500,000	1,743,900
New Orleans Aviation Board(d)
Revenue Bonds
General Airport-North Terminal
Series 2017B
01/01/2048	5.000%	1,275,000	1,486,918
Parish of St. John the Baptist
Refunding Revenue Bonds
Marathon Oil Corp. Project
Series 2019 (Mandatory Put 07/01/24)
06/01/2037	2.100%	4,500,000	4,615,695
Total			17,523,705
Maryland 1.1%
Maryland Community Development Administration
Refunding Revenue Bonds
Series 2019B
09/01/2039	3.200%	7,475,000	7,831,632
Revenue Bonds
Series 2019C
09/01/2039	3.000%	7,500,000	7,798,875
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue
Series 2015
07/01/2040	5.000%	1,200,000	1,387,956
Revenue Bonds
University of Maryland Medical System
Series 2017
07/01/2048	4.000%	3,665,000	4,041,909
State of Maryland
Unlimited General Obligation Bonds
Series 2017A
03/15/2026	5.000%	2,845,000	3,542,395
Total			24,602,767

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts 1.3%
Commonwealth of Massachusetts
Refunding Revenue Bonds
Series 2005 (NPFGC)
01/01/2027	5.500%	500,000	644,355
Massachusetts Development Finance Agency
Refunding Revenue Bonds
UMass Memorial Healthcare
Series 2017
07/01/2044	4.000%	7,500,000	8,293,500
Revenue Bonds
UMass Boston Student Housing Project
Series 2016
10/01/2041	5.000%	2,000,000	2,316,780
Massachusetts Educational Financing Authority(d)
Refunding Revenue Bonds
Issue K
Series 2017A
07/01/2026	5.000%	1,650,000	2,005,080
Subordinated Series 2017B
07/01/2046	4.250%	3,000,000	3,248,490
Massachusetts Health & Educational Facilities Authority
Revenue Bonds
Milford Regional Medical Center
Series 2007E
07/15/2037	5.000%	2,200,000	2,217,622
Massachusetts Port Authority(d)
Refunding Revenue Bonds
BosFuel Project
Series 2019A
07/01/2044	4.000%	1,500,000	1,682,145
Series 2019A
Series 2019
07/01/2031	5.000%	7,065,000	9,126,284
Total			29,534,256
Michigan 3.6%
City of Detroit Sewage Disposal System
Refunding Revenue Bonds
Senior Lien
Series 2012A
07/01/2039	5.250%	1,700,000	1,859,953
City of Detroit Water Supply System
Revenue Bonds
Senior Lien
Series 2011A
07/01/2041	5.250%	1,500,000	1,578,705
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Grand Traverse County Hospital Finance Authority
Revenue Bonds
Munson Healthcare
Series 2014A
07/01/2047	5.000%	505,000	564,706
Great Lakes Water Authority Water Supply System
Revenue Bonds
2nd Lien
Series 2016B
07/01/2046	5.000%	6,615,000	7,799,746
Michigan Finance Authority
Refunding Revenue Bonds
Senior Lien - Great Lakes Water Authority
Series 2014C-6
07/01/2033	5.000%	430,000	493,477
Series 2015
11/15/2045	5.000%	1,220,000	1,389,153
Trinity Health Corp.
Series 2017
12/01/2042	5.000%	500,000	614,800
Trinity Health Credit Group
Series 2019
12/01/2036	4.000%	3,000,000	3,523,710
Revenue Bonds
Beaumont Health Credit Group
Series 2016S
11/01/2044	5.000%	7,500,000	8,675,700
Henry Ford Health System
Series 2019A
11/15/2048	5.000%	1,320,000	1,626,570
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2034	5.000%	1,000,000	1,170,740
07/01/2035	5.000%	5,000,000	5,843,900
Michigan State Housing Development Authority
Revenue Bonds
Series 2018A
12/01/2033	3.600%	1,800,000	1,962,504
10/01/2043	4.000%	2,300,000	2,547,319
Series 2019A-1
10/01/2044	3.250%	1,500,000	1,561,365
Series 2019B
12/01/2044	3.100%	6,000,000	6,215,880
U.S. Department of Housing and Urban Development
Series 2017A
10/01/2042	3.750%	4,060,000	4,374,203
10/01/2047	3.850%	5,000,000	5,381,450

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	15

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan Strategic Fund(d)
Revenue Bonds
I-75 Improvement Project
Series 2018
12/31/2043	5.000%	15,500,000	18,785,690
Wayne County Airport Authority
Revenue Bonds
Series 2015D
12/01/2045	5.000%	6,455,000	7,615,674
Wayne County Airport Authority(d)
Revenue Bonds
Series 2017B
12/01/2042	5.000%	700,000	842,611
Total			84,427,856
Minnesota 2.0%
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2050	6.125%	3,000,000	3,069,630
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	1,000,000	1,037,730
City of Forest Lake
Revenue Bonds
Lakes International Language Academy
08/01/2036	5.000%	835,000	942,197
08/01/2043	5.250%	500,000	564,225
City of Minneapolis
Revenue Bonds
Housing - 1500 Nicollet Apartments Project
Series 2017 (Mandatory Put 05/01/20)
05/01/2021	3.000%	1,450,000	1,450,087
City of North Oaks
Refunding Revenue Bonds
Waverly Gardens Project
Series 2016
10/01/2047	5.000%	4,000,000	4,418,560
City of Wayzata
Refunding Revenue Bonds
Folkstone Senior Living Co.
Series 2019
08/01/2044	4.000%	1,500,000	1,589,700
Duluth Economic Development Authority
Refunding Revenue Bonds
Essentia Health Obligation Group
Series 2018
02/15/2048	4.250%	6,500,000	7,263,750
02/15/2053	5.000%	8,000,000	9,552,720
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Essential Health Obligated Group
02/15/2043	5.000%	2,000,000	2,419,600
Hastings Independent School District No. 200(f)
Unlimited General Obligation Bonds
Student Credit Enhancement Program School Building
Series 2018A
02/01/2031	0.000%	2,340,000	1,825,106
02/01/2034	0.000%	1,565,000	1,074,873
Housing & Redevelopment Authority of The City of St. Paul
Prerefunded 11/15/25 Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2040	5.000%	400,000	489,896
Revenue Bonds
Legends Berry Senior Apartments Project
Series 2018 (Mandatory Put 09/01/20)
09/01/2021	3.750%	3,900,000	3,902,808
Minneapolis-St. Paul Metropolitan Airports Commission(d)
Refunding Revenue Bonds
Subordinated Series 2016D
01/01/2041	5.000%	750,000	891,668
Minnesota Higher Education Facilities Authority
Prerefunded 10/01/21 Revenue Bonds
Hamline University
7th Series 2011K2
10/01/2040	6.000%	2,250,000	2,436,863
Perham Hospital District
Prerefunded 03/01/20 Revenue Bonds
Perham Memorial Hospital & Home
Series 2010
03/01/2035	6.350%	1,000,000	1,004,040
03/01/2040	6.500%	700,000	702,898
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	5.250%	2,850,000	2,676,349
Total			47,312,700
Missouri 1.8%
Cape Girardeau County Industrial Development Authority
Refunding Revenue Bonds
SoutheastHEALTH
Series 2017
03/01/2036	5.000%	750,000	872,797
Health & Educational Facilities Authority
Refunding Revenue Bonds
Mosaic Health System
Series 2019
02/15/2044	4.000%	2,000,000	2,263,240

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Health & Educational Facilities Authority of the State of Missouri
Refunding Revenue Bonds
Mercy Health
Series 2017C
11/15/2036	4.000%	1,500,000	1,710,570
Revenue Bonds
Lutheran Senior Services
Series 2011
02/01/2041	6.000%	650,000	677,853
Series 2014
02/01/2044	5.000%	2,275,000	2,486,962
Medical Research Lutheran Services
Series 2016A
02/01/2036	5.000%	1,000,000	1,154,510
Kansas City Industrial Development Authority(d)
Revenue Bonds
Kansas City International Airport
Series 2019
03/01/2044	5.000%	12,500,000	15,303,625
Kirkwood Industrial Development Authority
Prerefunded 05/15/20 Revenue Bonds
Aberdeen Heights Project
Series 2010A
05/15/2039	8.250%	3,000,000	3,060,510
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2042	5.250%	1,260,000	1,428,260
05/15/2050	5.250%	500,000	561,585
Missouri Development Finance Board
Revenue Bonds
St. Joseph Sewage System Improvements
Series 2011
05/01/2031	5.250%	500,000	504,675
Missouri Housing Development Commission(g)
Revenue Bonds
First Place Homeownership Loan Program
Series 2020A (GNMA)
11/01/2045	2.700%	1,200,000	1,200,708
05/01/2050	2.850%	1,125,000	1,125,889
Missouri Joint Municipal Electric Utility Commission
Refunding Revenue Bonds
Series 2016A
12/01/2041	4.000%	5,000,000	5,548,400
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
St. Andrew’s Resources for Seniors Obligated Group
Series 2015
12/01/2035	5.000%	1,500,000	1,660,020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Friendship Village Sunset Hills
Series 2012
09/01/2032	5.000%	1,120,000	1,191,120
09/01/2042	5.000%	2,000,000	2,106,500
Total			42,857,224
Montana 0.1%
City of Kalispell
Refunding Revenue Bonds
Immanuel Lutheran Corp. Project
Series 2017
05/15/2052	5.250%	520,000	562,697
Montana Board of Housing
Revenue Bonds
Series 2017B-2
12/01/2042	3.500%	530,000	550,596
12/01/2047	3.600%	695,000	721,737
Total			1,835,030
Nebraska 1.7%
Douglas County Hospital Authority No. 2
Revenue Bonds
Madonna Rehabilitation Hospital
Series 2014
05/15/2044	5.000%	4,350,000	4,824,585
Douglas County Hospital Authority No. 3
Refunding Revenue Bonds
Health Facilities - Nebraska Methodist Health System
Series 2015
11/01/2036	4.125%	2,000,000	2,199,980
Nebraska Educational Health Cultural & Social Services Finance Authority
Refunding Revenue Bonds
Immanuel Obligated Group
Series 2019
01/01/2037	4.000%	1,000,000	1,116,550
01/01/2038	4.000%	1,300,000	1,448,187
01/01/2039	4.000%	1,810,000	2,010,349
01/01/2044	4.000%	15,000,000	16,523,550
Nebraska Investment Finance Authority
Revenue Bonds
Series 2018A
09/01/2033	3.550%	2,800,000	3,048,500
Series 2019D
09/01/2039	2.850%	5,000,000	5,093,850
09/01/2042	3.050%	2,370,000	2,428,823
Total			38,694,374

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	17

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Nevada 0.2%
Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2012
09/01/2033	5.000%	2,600,000	2,809,170
City of Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2042	5.000%	845,000	998,308
State of Nevada Department of Business & Industry(e)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2035	5.000%	570,000	603,784
Series 2018A
12/15/2038	5.000%	415,000	436,925
Total			4,848,187
New Hampshire 0.2%
New Hampshire Business Finance Authority(d)
Refunding Revenue Bonds
Waste Management
Series 2019 (Mandatory Put 07/01/24)
07/01/2027	2.150%	3,000,000	3,093,690
New Hampshire Business Finance Authority(e)
Revenue Bonds
The Vista Project
Series 2019A
07/01/2046	5.625%	1,000,000	1,106,650
New Hampshire Health & Education Facilities Authority Act
Refunding Revenue Bonds
Elliot Hospital
Series 2016
10/01/2038	5.000%	850,000	997,526
Total			5,197,866
New Jersey 5.1%
City of Atlantic City
Unlimited General Obligation Bonds
Tax Appeal
Series 2017B (AGM)
03/01/2037	5.000%	340,000	405,702
03/01/2042	4.000%	1,250,000	1,375,563
Unlimited General Obligation Refunding Bonds
Build America Mutual Assurance Co. Tax Appeal
Series 2017A
03/01/2042	5.000%	1,000,000	1,179,280
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Garden State Preservation Trust(f)
Revenue Bonds
Capital Appreciation
Series 2003B (AGM)
11/01/2022	0.000%	10,000,000	9,690,000
New Jersey Economic Development Authority
Prefunded 06/15/25 Revenue Bonds
Series 2015WW
06/15/2040	5.250%	20,000	24,510
Refunding Revenue Bonds
Series 2015XX
06/15/2024	5.000%	2,000,000	2,301,260
Subordinated Series 2017A
07/01/2030	3.375%	2,000,000	2,090,560
Revenue Bonds
Provident Group-Kean Properties
Series 2017
07/01/2047	5.000%	500,000	557,910
Provident Group-Rowan Properties LLC
Series 2015
01/01/2048	5.000%	1,200,000	1,299,828
School Facilities Construction
Series 2019
06/15/2044	5.000%	1,800,000	2,165,058
Series 2017DDD
06/15/2042	5.000%	1,000,000	1,161,090
Transportation Project
Series 2020
11/01/2044	5.000%	3,000,000	3,599,370
Unrefunded Revenue Bonds
Series 2015WW
06/15/2040	5.250%	355,000	406,131
New Jersey Economic Development Authority(d)
Refunding Revenue Bonds
New Jersey Natural Gas Co. Project
Series 2019
08/01/2041	3.000%	6,000,000	6,069,480
New Jersey Higher Education Student Assistance Authority(d)
Revenue Bonds
Series 2018A
12/01/2034	4.000%	400,000	451,992
12/01/2035	4.000%	400,000	450,780
New Jersey Housing & Mortgage Finance Agency(d)
Refunding Revenue Bonds
Series 2017D
11/01/2037	4.250%	1,525,000	1,670,165
Single Family Housing
Series 2018
10/01/2032	3.800%	2,390,000	2,622,906

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Housing & Mortgage Finance Agency
Refunding Revenue Bonds
Single Family Housing
Series 2019C
10/01/2039	3.850%	3,135,000	3,428,812
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Federal Highway Reimbursement
Series 2018
06/15/2030	5.000%	4,000,000	4,726,000
Transportation System
Series 2018-A
12/15/2035	5.000%	5,000,000	6,060,800
Series 2019
12/15/2033	5.000%	2,850,000	3,534,997
12/15/2039	5.000%	1,460,000	1,776,411
Revenue Bonds
Transportation Program
Series 2013AA
06/15/2044	5.000%	8,090,000	8,776,679
Series 2015AA
06/15/2041	5.250%	5,000,000	5,694,200
Series 2019
06/15/2046	5.000%	3,500,000	4,134,795
New Jersey Transportation Trust Fund Authority(f)
Revenue Bonds
Capital Appreciation Transportation System
Series 2010A
12/15/2030	0.000%	6,000,000	4,586,880
New Jersey Turnpike Authority
Refunding Revenue Bonds
Series 2017B
01/01/2040	5.000%	1,000,000	1,240,070
Series 2017E
01/01/2032	5.000%	2,500,000	3,163,375
Series 2017G
01/01/2034	4.000%	15,160,000	17,744,628
South Jersey Port Corp.(d)
Revenue Bonds
Marine Terminal
Subordinated Series 2017B
01/01/2048	5.000%	2,900,000	3,375,078
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Subordinated Series 2018B
06/01/2046	5.000%	12,080,000	13,828,459
Total			119,592,769
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Mexico 0.4%
New Mexico Hospital Equipment Loan Council
Revenue Bonds
La Vida Expansion Project
Series 2019
07/01/2039	5.000%	1,225,000	1,417,435
07/01/2049	5.000%	1,350,000	1,537,623
New Mexico Mortgage Finance Authority(g)
Revenue Bonds
Revenue Bonds
Series 2020
07/01/2035	2.500%	895,000	901,829
Series 2020 (GNMA)
07/01/2040	2.700%	2,340,000	2,358,275
New Mexico Mortgage Finance Authority
Revenue Bonds
Single Family Mortgage Program
Series 2019D Class I (GNMA)
07/01/2044	3.250%	3,225,000	3,406,310
Total			9,621,472
New York 4.9%
City of New York
Unlimited General Obligation Bonds
Fiscal 2020
Series 2019B-1
10/01/2032	5.000%	2,500,000	3,297,375
Subordinated Series 2018D-1
12/01/2038	5.000%	10,000,000	12,637,100
Subordinated Series 2018F-1
04/01/2037	5.000%	5,390,000	6,750,706
Glen Cove Local Economic Assistance Corp.(h)
Revenue Bonds
Garvies Point
Series 2016 CABS
01/01/2055	0.000%	2,500,000	2,480,200
Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2017G
11/01/2042	3.600%	4,000,000	4,237,440
Long Island Power Authority
Revenue Bonds
General
Series 2017
09/01/2042	5.000%	2,000,000	2,435,600
Metropolitan Transportation Authority(f)
Refunding Revenue Bonds
Series 2012A
11/15/2032	0.000%	2,605,000	1,985,948

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	19

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York City Housing Development Corp.
Revenue Bonds
Sustainable Neighborhood
Series 2018
11/01/2048	3.900%	2,000,000	2,151,040
Series 2019
11/01/2049	3.250%	7,310,000	7,514,826
New York City Transitional Finance Authority
Revenue Bonds
Future Tax Secured
Subordinated Series 2017F-1
05/01/2036	5.000%	5,170,000	6,411,317
New York State Dormitory Authority(g)
Revenue Bonds
Series 2020A
07/01/2050	4.000%	2,000,000	2,307,940
New York State Environmental Facilities Corp.(d),(e)
Revenue Bonds
Casella Waste Systems, Inc.
Series 2019 (Mandatory Put 12/03/29)
12/01/2044	2.875%	1,000,000	1,021,950
New York State Housing Finance Agency
Revenue Bonds
Affordable Housing
Series 2017M
11/01/2047	3.750%	3,585,000	3,839,428
New York Transportation Development Corp.(d)
Revenue Bonds
Delta Air Lines, Inc. - LaGuardia Airport
Series 2018
01/01/2036	4.000%	5,925,000	6,632,386
Delta Air Lines, Inc., LaGuardia
Series 2018
01/01/2034	5.000%	3,000,000	3,663,120
LaGuardia Airport Terminal B Redevelopment
Series 2016
07/01/2041	4.000%	5,000,000	5,399,850
Port Authority of New York & New Jersey(d)
Refunding Revenue Bonds
Series 2018-207
09/15/2032	5.000%	12,235,000	15,317,241
Port Authority of New York & New Jersey
Revenue Bonds
JFK International Air Terminal
Series 2010
12/01/2042	6.000%	5,000,000	5,205,800
State of New York Mortgage Agency
Refunding Revenue Bonds
Series 2017-203
10/01/2041	3.500%	3,730,000	3,956,821
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018-208
10/01/2034	3.600%	5,000,000	5,505,900
Ulster County Capital Resource Corp.(e)
Refunding Revenue Bonds
Woodland Pond at New Paltz
Series 2017
09/15/2042	5.250%	5,095,000	5,305,424
09/15/2047	5.250%	1,475,000	1,529,206
09/15/2053	5.250%	3,045,000	3,145,089
Westchester County Healthcare Corp.
Prerefunded 11/01/20 Revenue Bonds
Senior Lien
Series 2010C
11/01/2037	6.125%	580,000	602,695
Unrefunded Revenue Bonds
Senior Lien
Series 2010C-2
11/01/2037	6.125%	70,000	72,564
Total			113,406,966
North Carolina 1.1%
North Carolina Housing Finance Agency
Revenue Bonds
Series 2019-42
07/01/2039	2.625%	2,000,000	2,026,380
01/01/2043	2.850%	3,000,000	3,042,990
North Carolina Medical Care Commission
Refunding Revenue Bonds
Southminster, Inc.
Series 2016
10/01/2037	5.000%	1,800,000	1,981,710
United Methodist Retirement
Series 2017
10/01/2042	5.000%	1,100,000	1,235,146
Revenue Bonds
Twin Lakes Community
Series 2019A
01/01/2044	5.000%	2,000,000	2,347,880
North Carolina Medical Care Commission(g)
Revenue Bonds
REX Health Care
Series 2020A
07/01/2049	4.000%	5,000,000	5,711,150
North Carolina Turnpike Authority
Revenue Bonds
Senior Lien - Triangle Expressway
Series 2019
01/01/2043	5.000%	4,500,000	5,589,630
North Carolina Turnpike Authority(f)
Revenue Bonds
Series 2017C
07/01/2032	0.000%	2,000,000	1,301,440

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Triangle Expressway System
Series 2019
01/01/2043	0.000%	4,500,000	2,350,620
Total			25,586,946
North Dakota 0.5%
North Dakota Housing Finance Agency
Revenue Bonds
Home Mortgage Finance Program
Series 2018
01/01/2042	3.850%	2,220,000	2,415,293
Housing Finance Program
Series 2017 (FHA)
07/01/2040	3.550%	1,410,000	1,491,540
Housing Finance Program-Home Mortgage Finance
Series 2018
07/01/2042	3.950%	4,970,000	5,433,950
Series 2019C
07/01/2039	3.200%	2,755,000	2,900,299
Total			12,241,082
Ohio 2.0%
Buckeye Tobacco Settlement Financing Authority
Asset-Backed Senior Turbo Revenue Bonds
Series 2007A-2
06/01/2047	5.875%	11,550,000	11,599,549
City of Middleburg Heights
Revenue Bonds
Southwest General Facilities
Series 2011
08/01/2036	5.250%	1,870,000	1,971,672
County of Lucas
Prerefunded 11/01/20 Improvement Revenue Bonds
Lutheran Homes
Series 2010A
11/01/2035	6.625%	5,000,000	5,207,200
County of Marion
Refunding Revenue Bonds
United Church Homes, Inc.
Series 2019
12/01/2039	5.000%	1,650,000	1,675,493
Lake County Port & Economic Development Authority(e)
Revenue Bonds
1st Mortgage - Tapestry Wickliffe LLC
Series 2017
12/01/2052	6.750%	6,000,000	5,503,680
Miami University
Refunding Revenue Bonds
Series 2017
09/01/2034	5.000%	675,000	821,968
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Northeast Ohio Regional Sewer District
Refunding Revenue Bonds
Series 2019
11/15/2037	4.000%	2,000,000	2,373,160
Ohio Air Quality Development Authority(d),(h)
Refunding Revenue Bonds
American Electric Power Co. Project
Series 2019 (Mandatory Put 10/01/24)
12/01/2027	2.100%	2,500,000	2,543,325
Ohio Air Quality Development Authority(d)
Refunding Revenue Bonds
American Electric Power Co. Project
Series 2019 (Mandatory Put 10/01/24)
07/01/2028	2.100%	7,000,000	7,122,290
Revenue Bonds
Ohio Valley Electric Crop.
Series 2019 (Mandatory Put 10/01/29)
06/01/2041	2.600%	1,500,000	1,527,855
Ohio Housing Finance Agency
Revenue Bonds
Series 2019B
09/01/2044	3.250%	4,000,000	4,209,880
State of Ohio
Refunding Revenue Bonds
Cleveland Clinic Health System
Series 2017
01/01/2036	4.000%	1,500,000	1,740,120
Total			46,296,192
Oklahoma 0.1%
Tulsa County Industrial Authority
Refunding Revenue Bonds
Montereau, Inc. Project
Series 2017
11/15/2037	5.250%	1,250,000	1,440,162
11/15/2045	5.250%	1,165,000	1,326,737
Total			2,766,899
Oregon 0.3%
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2044	5.400%	525,000	574,355
Port of Portland Airport(d)
Revenue Bonds
Series 2017-24B
07/01/2042	5.000%	1,000,000	1,184,550

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	21

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Oregon Housing & Community Services Department
Revenue Bonds
Series 2017D
01/01/2038	3.450%	4,510,000	4,751,736
Total			6,510,641
Pennsylvania 6.2%
Allegheny County Hospital Development Authority
Refunding Revenue Bonds
University of Pittsburgh Medical Center
Series 2019
07/15/2038	4.000%	1,750,000	2,021,023
City of Philadelphia Airport(d)
Refunding Revenue Bonds
Series 2017B
07/01/2042	5.000%	2,250,000	2,684,497
Commonwealth Financing Authority
Revenue Bonds
Series 2015A
06/01/2035	5.000%	1,950,000	2,277,853
Tobacco Master Settlement Payment
Series 2018
06/01/2035	5.000%	2,000,000	2,469,180
Commonwealth of Pennsylvania
Refunding Certificate of Participation
Series 2018A
07/01/2037	5.000%	1,600,000	1,966,064
Cumberland County Municipal Authority
Refunding Revenue Bonds
Diakon Lutheran Ministries
Series 2015
01/01/2038	5.000%	1,630,000	1,805,404
East Hempfield Township Industrial Development Authority
Revenue Bonds
Student Service, Inc. Student Housing Project
Series 2014
07/01/2046	5.000%	1,000,000	1,108,680
Franklin County Industrial Development Authority
Refunding Revenue Bonds
Menno-Haven, Inc. Project
Series 2018
12/01/2043	5.000%	1,200,000	1,318,092
Geisinger Authority
Refunding Revenue Bonds
Geisinger Health System
Series 2017
02/15/2047	4.000%	5,000,000	5,491,000
Lancaster County Hospital Authority
Refunding Revenue Bonds
Masonic Villages of the Grand Lodge of Pennsylvania
Series 2015
11/01/2035	5.000%	700,000	795,354
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Luzerne County Industrial Development Authority(d)
Refunding Revenue Bonds
Pennsylvania-American Water Co. Project
Series 2019 (Mandatory Put 12/03/29)
12/01/2039	2.450%	3,500,000	3,647,910
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Albert Einstein HealthCare Network
Series 2015
01/15/2045	5.250%	1,850,000	2,086,930
Meadowood Senior Living Project
12/01/2038	5.000%	1,270,000	1,457,795
Northampton County General Purpose Authority
Refunding Revenue Bonds
St. Luke’s University Health Network
Series 2018
08/15/2043	5.000%	675,000	812,693
08/15/2048	5.000%	1,500,000	1,802,085
Pennsylvania Economic Development Financing Authority
Refunding Revenue Bonds
Series 2017A
11/15/2042	4.000%	10,000,000	11,200,700
Pennsylvania Economic Development Financing Authority(e)
Refunding Revenue Bonds
Tapestry Moon Senior Housing Project
Series 2018
12/01/2053	6.750%	6,000,000	6,139,200
Pennsylvania Economic Development Financing Authority(d)
Revenue Bonds
PA Bridges Finco LP
Series 2015
12/31/2038	5.000%	4,125,000	4,786,609
06/30/2042	5.000%	11,000,000	12,650,220
Pennsylvania Higher Educational Facilities Authority
Prerefunded 10/01/21 Revenue Bonds
Shippensburg University
Series 2011
10/01/2031	6.000%	2,000,000	2,167,840
Pennsylvania Housing Finance Agency
Refunding Revenue Bonds
Series 2016-120
10/01/2046	3.500%	1,545,000	1,619,886
Series 2017-124B
10/01/2042	3.650%	7,810,000	8,278,053
Revenue Bonds
Series 2019-130A
10/01/2034	2.500%	4,000,000	4,112,720
10/01/2039	2.700%	3,000,000	3,084,390
Series 2019-131A
04/01/2049	3.500%	3,250,000	3,504,215

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Turnpike Commission
Refunding Subordinated Revenue Bonds
Mass Transit Projects
Series 2016A-1
12/01/2041	5.000%	4,800,000	5,594,688
Revenue Bonds
Series 2014C
12/01/2044	5.000%	2,500,000	2,878,050
Series 2015B
12/01/2040	5.000%	2,500,000	2,919,375
Subordinated Series 2017B-1
06/01/2042	5.000%	3,000,000	3,573,810
Subordinated Series 2018B
12/01/2048	5.000%	5,000,000	6,079,950
Subordinated Series 2019A
12/01/2044	5.000%	10,000,000	12,292,800
Philadelphia Authority for Industrial Development
Refunding Revenue Bonds
Thomas Jefferson University
Series 2017
09/01/2042	5.000%	2,500,000	2,963,625
Revenue Bonds
First Philadelphia Preparatory Charter School
Series 2014
06/15/2043	7.250%	750,000	867,795
Pocono Mountains Industrial Park Authority
Revenue Bonds
St. Luke’s Hospital-Monroe Project
Series 2015
08/15/2040	5.000%	1,450,000	1,653,479
Quakertown General Authority
Refunding Revenue Bonds
USDA Loan Anticipation Notes
Series 2017
07/01/2021	3.125%	2,500,000	2,500,100
School District of Philadelphia (The)
Limited General Obligation Bonds
Series 2018A
09/01/2038	5.000%	1,135,000	1,391,885
Series 2018B
09/01/2043	5.000%	515,000	624,046
State Public School Building Authority
Refunding Revenue Bonds
Philadelphia School District
Series 2016
06/01/2034	5.000%	3,000,000	3,581,790
School District of Philadelphia
Series 2016
06/01/2036	5.000%	4,800,000	5,706,624
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Union County Hospital Authority
Revenue Bonds
Evangelical Community Hospital
Series 2018
08/01/2038	5.000%	3,065,000	3,597,176
Total			145,513,586
Puerto Rico 0.3%
Puerto Rico Sales Tax Financing Corp.(f)
Revenue Bonds
Series 2018A-1
07/01/2046	0.000%	15,000,000	4,382,550
07/01/2051	0.000%	10,000,000	2,114,200
Total			6,496,750
Rhode Island 0.1%
Rhode Island Student Loan Authority(d)
Refunding Revenue Bonds
Series 2018A
12/01/2025	5.000%	1,200,000	1,436,352
South Carolina 0.4%
Piedmont Municipal Power Agency
Refunding Revenue Bonds
Electric
Series 1991 (NPFGC)
01/01/2021	6.250%	1,000,000	1,047,900
South Carolina Jobs-Economic Development Authority
Revenue Bonds
York Preparatory Academy Project
Series 2014A
11/01/2045	7.250%	1,315,000	1,464,778
South Carolina Ports Authority(d)
Revenue Bonds
Series 2018
07/01/2043	5.000%	1,570,000	1,898,570
Series 2019B
07/01/2044	5.000%	4,080,000	5,010,730
Total			9,421,978
South Dakota 1.0%
South Dakota Health & Educational Facilities Authority
Refunding Revenue Bonds
Avera Health
Series 2017
07/01/2042	4.000%	10,000,000	11,055,200
Sanford Obligated Group
Series 2015
11/01/2045	5.000%	1,580,000	1,812,528

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	23

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Dakota Housing Development Authority
Refunding Revenue Bonds
Series 2019B
11/01/2039	2.650%	9,000,000	9,098,550
Revenue Bonds
Homeownership Mortgage
Series 2018A
05/01/2042	3.900%	390,000	420,592
Total			22,386,870
Tennessee 1.7%
Chattanooga Health Educational & Housing Facility Board
Refunding Revenue Bonds
Student Housing - CDFI Phase I
Series 2015
10/01/2035	5.000%	355,000	406,628
Greeneville Health & Educational Facilities Board
Refunding Revenue Bonds
Ballad Health Obligation Group
Series 2018
07/01/2037	5.000%	2,300,000	2,782,103
07/01/2040	4.000%	1,800,000	1,969,920
Knox County Health Educational & Housing Facility Board
Refunding Revenue Bonds
East Tennessee Children’s Hospital
11/15/2048	4.000%	5,235,000	5,842,679
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Refunding Revenue Bonds
Lipscomb University Project
Series 2019
10/01/2058	5.250%	1,565,000	1,910,458
Revenue Bonds
Vanderbilt University Medical Center
Series 2016
07/01/2046	5.000%	1,200,000	1,403,124
Series 2017A
07/01/2048	5.000%	835,000	985,542
Shelby County Health Educational & Housing Facilities Board
Revenue Bonds
Farms at Bailey Station (The)
Series 2019
10/01/2049	5.750%	10,000,000	10,237,200
Farms at Bailey Station Project (The)
Series 2019
10/01/2059	5.750%	5,000,000	5,017,950
Tennessee Housing Development Agency
Refunding Revenue Bonds
Issue 2
Series 2018
07/01/2042	3.850%	2,470,000	2,695,165
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
3rd Issue
Series 2017
07/01/2042	3.600%	750,000	808,238
07/01/2047	3.650%	1,500,000	1,602,645
Series 2017-2B
07/01/2036	3.700%	3,365,000	3,699,817
Series 2018-1
07/01/2042	3.900%	990,000	1,083,575
Total			40,445,044
Texas 11.4%
Bexar County Health Facilities Development Corp.
Prerefunded 07/01/20 Revenue Bonds
Army Retirement Residence
Series 2010
07/01/2030	5.875%	155,000	158,083
Army Retirement Residence Project
Series 2010
07/01/2045	6.200%	1,100,000	1,123,287
Refunding Revenue Bonds
Army Retirement Residence Foundation
Series 2016
07/15/2031	4.000%	2,000,000	2,134,320
07/15/2036	4.000%	3,000,000	3,169,740
Series 2018
07/15/2033	5.000%	1,000,000	1,143,730
07/15/2037	5.000%	2,100,000	2,390,619
Capital Area Cultural Education Facilities Finance Corp.
Revenue Bonds
Roman Catholic Diocese
Series 2005B
04/01/2045	6.125%	550,000	554,153
Central Texas Regional Mobility Authority
Prerefunded 01/01/21 Revenue Bonds
Senior Lien
Series 2011
01/01/2041	6.000%	5,580,000	5,834,727
Refunding Revenue Bonds
Series 2016
01/01/2040	5.000%	2,500,000	2,936,100
Subordinated Series 2016
01/01/2041	4.000%	2,295,000	2,515,595
Revenue Bonds
Senior Lien
Series 2015A
01/01/2040	5.000%	2,000,000	2,326,400
01/01/2045	5.000%	5,000,000	5,781,350

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Central Texas Turnpike System(f)
Refunding Revenue Bonds
Series 2015B
08/15/2037	0.000%	2,000,000	1,014,900
Central Texas Turnpike System
Refunding Revenue Bonds
Subordinated Series 2015C
08/15/2042	5.000%	2,500,000	2,854,975
City of Austin Airport System(d)
Revenue Bonds
Series 2017B
11/15/2041	5.000%	1,000,000	1,190,360
11/15/2046	5.000%	1,000,000	1,181,310
Series 2019B
11/15/2038	5.000%	6,175,000	7,770,064
11/15/2048	5.000%	7,850,000	9,671,514
City of Houston Airport System(d)
Refunding Revenue Bonds
Subordinated Series 2018C
07/01/2031	5.000%	1,525,000	1,906,799
Revenue Bonds
Subordinated Series 2018A
07/01/2041	5.000%	1,250,000	1,520,400
City of San Antonio Airport System(d)
Refunding Revenue Bonds
Lien
Subordinated Series 2019A
07/01/2030	5.000%	1,250,000	1,595,288
07/01/2031	5.000%	1,000,000	1,270,780
07/01/2032	5.000%	750,000	949,538
City of San Antonio Electric & Gas Systems
Refunding Revenue Bonds
Junior Lien
Series 2019
02/01/2034	5.000%	15,000,000	19,756,650
Clifton Higher Education Finance Corp.
Prerefunded 08/15/21 Revenue Bonds
Idea Public Schools
Series 2011
08/15/2031	5.500%	1,750,000	1,872,640
Revenue Bonds
Idea Public Schools
Series 2012
08/15/2032	5.000%	580,000	627,751
08/15/2042	5.000%	1,500,000	1,608,270
Series 2013
08/15/2033	6.000%	260,000	300,690
International Leadership
Series 2015
08/15/2038	5.750%	2,015,000	2,310,903
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015A
12/01/2045	5.000%	400,000	439,196
County of Williamson(g)
Unlimited General Obligation Bonds
Series 2020
02/15/2033	4.000%	11,240,000	13,413,029
Dallas Love Field(d)
Revenue Bonds
Series 2017
11/01/2033	5.000%	1,000,000	1,202,040
11/01/2036	5.000%	1,000,000	1,194,720
Fort Worth Independent School District
Unlimited General Obligation Bonds
Texas Permanent School Fund Program
Series 2019A
02/15/2031	5.000%	5,265,000	6,827,389
02/15/2032	5.000%	5,645,000	7,300,735
Frisco Independent School District
Unlimited General Obligation Refunding Bonds
Texas Permanent School Fund Program
Series 2019
08/15/2039	4.000%	1,000,000	1,170,370
08/15/2040	4.000%	1,500,000	1,750,815
Harris County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
YMCA Greater Houston Area
Series 2013A
06/01/2038	5.000%	1,500,000	1,611,285
Houston Higher Education Finance Corp.
Prerefunded 05/15/21 Revenue Bonds
Cosmos Foundation, Inc.
Series 2011
05/15/2031	6.500%	270,000	289,024
05/15/2031	6.500%	230,000	246,206
Matagorda County Navigation District No. 1(c),(d)
Refunding Revenue Bonds
Central Power and Light Co.
Series 2017 (Mandatory Put 09/01/20)
05/01/2030	1.750%	2,000,000	2,005,700
New Hope Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Texas Children’s Health System
Series 2017A
08/15/2040	4.000%	3,610,000	4,074,788
Revenue Bonds
4-K Housing, Inc. Stoney Brook Project
Series 2017
07/01/2042	4.500%	1,000,000	1,016,980
07/01/2047	5.000%	1,000,000	1,055,660
07/01/2052	4.750%	1,500,000	1,540,470
Bridgemoor Plano Project
12/01/2053	7.250%	5,000,000	5,422,050

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	25

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2036	4.250%	1,500,000	1,549,245
07/01/2046	5.000%	5,485,000	5,814,429
07/01/2051	4.750%	5,235,000	5,430,841
Collegiate Housing Tarleton State University
Series 2015
04/01/2047	5.000%	2,465,000	2,687,737
MRC Senior Living-Langford Project
Series 2016
11/15/2036	5.375%	500,000	541,370
11/15/2046	5.500%	750,000	805,590
New Hope Cultural Education Facilities Finance Corp.(e)
Revenue Bonds
Jubilee Academic Center Project
Series 2017
08/15/2037	5.000%	530,000	543,335
North Texas Tollway Authority
Refunding Revenue Bonds
2nd Tier
Series 2015A
01/01/2038	5.000%	1,730,000	2,012,163
Series 2019A
01/01/2044	4.000%	13,500,000	15,398,775
Northside Independent School District
Unlimited General Obligation Refunding Bonds
Texas Permanent School Fund Program
Series 2019
08/15/2036	4.000%	5,770,000	6,779,519
08/15/2037	4.000%	5,995,000	7,009,594
08/15/2038	4.000%	6,235,000	7,266,892
Port Authority of Houston of Harris County(d)
Unlimited General Obligation Refunding Bonds
Series 2018A
10/01/2036	5.000%	4,000,000	4,998,320
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2036	5.000%	385,000	419,153
Red River Health Facilities Development Corp.
Revenue Bonds
MRC Crossings Project
Series 2014A
11/15/2044	7.750%	500,000	592,760
San Juan Higher Education Finance Authority
Prerefunded 08/15/20 Revenue Bonds
Idea Public Schools
Series 2010A
08/15/2040	6.700%	800,000	824,064
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Texas(d)
Unlimited General Obligation Bonds
College Student Loan
Series 2019
08/01/2030	5.000%	7,175,000	9,244,126
08/01/2031	5.000%	7,535,000	9,670,042
State of Texas
Unlimited General Obligation Refunding Bonds
Transportation Commission Mobility Fund
Series 2017
10/01/2033	5.000%	11,300,000	14,233,819
Tarrant County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Trinity Terrace Project
Series 2014
10/01/2049	5.000%	750,000	816,135
Revenue Bonds
Buckner Senior Living Ventana Project
Series 2017
11/15/2047	6.750%	1,835,000	2,157,208
Texas Private Activity Bond Surface Transportation Corp.
Refunding Revenue Bonds
Senior Lien - North Tarrant Express
Series 2019
12/31/2039	4.000%	2,000,000	2,315,500
Texas Private Activity Bond Surface Transportation Corp.(d)
Revenue Bonds
Segment 3C Project
Series 2019
06/30/2058	5.000%	2,700,000	3,195,477
Senior Lien - Blueridge Transportation
Series 2016
12/31/2055	5.000%	3,515,000	3,983,514
Texas Transportation Commission(f)
Revenue Bonds
First Tier Toll
Series 2019
08/01/2036	0.000%	950,000	531,364
08/01/2039	0.000%	600,000	282,366
Texas Water Development Board
Revenue Bonds
State Water Implementation Fund
10/15/2032	5.000%	5,105,000	6,604,492
University of Texas System (The)
Refunding Revenue Bonds
Series 2019A
08/15/2033	5.000%	10,000,000	13,089,400
Total			266,828,623

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Utah 1.0%
Salt Lake City Corp. Airport(d)
Revenue Bonds
Series 2017A
07/01/2042	5.000%	6,700,000	8,019,163
Series 2018-A
07/01/2043	5.000%	13,000,000	15,787,200
Total			23,806,363
Virginia 1.7%
Chesapeake Bay Bridge & Tunnel District
Revenue Bonds
1st Tier General Resolution
Series 2016
07/01/2046	5.000%	7,255,000	8,487,770
City of Chesapeake Expressway Toll Road
Revenue Bonds
Transportation System
Series 2012A
07/15/2047	5.000%	3,250,000	3,531,872
Virginia Small Business Financing Authority(d)
Revenue Bonds
Senior Lien-95 Express Lane
Series 2017
01/01/2040	5.000%	7,500,000	7,967,025
Transform 66 P3 Project
Series 2017
12/31/2052	5.000%	16,200,000	18,815,166
Total			38,801,833
Washington 3.4%
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	3,890,000	4,277,366
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,000,000	1,076,870
Port of Seattle(d)
Refunding Revenue Bonds
Intermediate Lien
Series 2017
05/01/2037	5.000%	6,000,000	7,225,380
Revenue Bonds
Intermediate Lien
Series 2019
04/01/2044	5.000%	6,000,000	7,355,760
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Washington
Unlimited General Obligation Bonds
Motor Vehicle Fuel Tax
Series 2019D
06/01/2040	5.000%	5,000,000	6,331,600
Series 2017D
02/01/2036	5.000%	6,505,000	8,005,638
Various Purpose
Series 2019C
02/01/2038	5.000%	5,000,000	6,364,850
Unlimited General Obligation Notes
Series 2019A
08/01/2040	5.000%	10,000,000	12,802,400
Washington Health Care Facilities Authority
Refunding Revenue Bonds
Virginia Mason Medical Center
Series 2017
08/15/2042	4.000%	5,000,000	5,328,550
Washington State Housing Finance Commission(e)
Refunding Revenue Bonds
Bayview Manor Homes
Series 2016A
07/01/2046	5.000%	1,625,000	1,757,876
Nonprofit Housing-Mirabella
Series 2012
10/01/2047	6.750%	3,000,000	3,217,650
Presbyterian Retirement Co.
Series 2016
01/01/2046	5.000%	4,000,000	4,443,280
Skyline 1st Hill Project
Series 2015
01/01/2035	5.750%	425,000	459,995
01/01/2045	6.000%	595,000	645,599
Revenue Bonds
Transforming Age Projects
Series 2019A
01/01/2055	5.000%	2,500,000	2,753,750
Washington State Housing Finance Commission
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2045	7.000%	200,000	219,830
07/01/2050	7.000%	2,550,000	2,796,509
Transforming Age Projects
Series 2019
01/01/2026	2.375%	4,000,000	4,012,920
Total			79,075,823

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	27

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
West Virginia 0.0%
West Virginia Economic Development Authority
Refunding Revenue Bonds
Appalachian Power Co.-Amos Project
Series 2010A
12/01/2038	5.375%	900,000	932,409
Wisconsin 1.6%
Public Finance Authority
Prerefunded 12/01/20 Revenue Bonds
FFAH North Carolina and Missouri Portfolio
Series 2015
12/01/2045	5.000%	525,000	567,635
Refunding Revenue Bonds
Friends Homes
Series 2019
09/01/2039	5.000%	2,230,000	2,495,013
09/01/2054	5.000%	1,000,000	1,103,150
WakeMed Hospital
Series 2019A
10/01/2044	5.000%	3,000,000	3,663,660
10/01/2049	4.000%	2,690,000	2,981,488
Revenue Bonds
Coral Academy Science Las Vegas
Series 2018
07/01/2055	5.000%	2,500,000	2,858,150
Rose Villa Project
Series 2014A
11/15/2049	6.000%	1,645,000	1,816,113
Unrefunded Revenue Bonds
FFAH North Carolina and Missouri Portfolio
Series 2015
12/01/2045	5.000%	1,475,000	1,503,246
Public Finance Authority(e)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst
Series 2017
05/15/2042	5.250%	410,000	460,442
05/15/2047	5.250%	220,000	245,918
Wisconsin Health & Educational Facilities Authority
Prerefunded 08/15/23 Revenue Bonds
Beaver Dam Community Hospitals
Series 2013A
08/15/2028	5.125%	3,375,000	3,856,748
Refunding Revenue Bonds
Saint John’s Communities, Inc.
Series 2015B
09/15/2045	5.000%	1,000,000	1,038,900
Revenue Bonds
Covenant Communities, Inc. Project
Series 2018A
07/01/2048	4.000%	4,665,000	4,930,765
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2018B
07/01/2033	4.250%	1,250,000	1,321,438
07/01/2043	4.500%	1,375,000	1,449,759
07/01/2048	5.000%	500,000	538,300
St. John’s Communities, Inc. Project
Series 2018A
09/15/2040	5.000%	550,000	581,009
09/15/2045	5.000%	1,000,000	1,052,900
Unrefunded Revenue Bonds
Medical College of Wisconsin
Series 2008A
12/01/2035	5.250%	300,000	301,179
Wisconsin Housing & Economic Development Authority
Revenue Bonds
Series 2019C (FNMA)
09/01/2039	2.750%	1,630,000	1,669,365
03/01/2042	2.950%	2,500,000	2,571,700
Total			37,006,878
Wyoming 0.0%
County of Laramie
Revenue Bonds
Cheyenne Regional Medical Center Project
Series 2012
05/01/2032	5.000%	1,000,000	1,043,640
Total Municipal Bonds (Cost $2,085,022,017)			2,230,748,122

Municipal Bonds Held in Trust 0.6%

North Carolina 0.6%
North Carolina Medical Care Commission Health Care Facilities(i)
Revenue Bonds
Novant Health Obligated Group
Series 2019A
11/01/2049	4.000%	12,400,000	14,069,598
Total Municipal Bonds Held in Trust (Cost $13,753,286)			14,069,598

Municipal Short Term 0.6%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
New York 0.6%
Metropolitan Transportation Authority
Revenue Notes
BAN Series 2019A
02/03/2020	1.370%	15,000,000	15,003,224
Total Municipal Short Term (Cost $15,001,584)			15,003,224

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Money Market Funds 0.9%
	Shares	Value ($)
Dreyfus AMT-Free Tax Exempt Cash Management Fund, Institutional Shares, 0.793%(j)	475,665	475,712
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 0.843%(j)	19,806,812	19,806,812
Total Money Market Funds (Cost $20,282,462)		20,282,524
Total Investments in Securities (Cost $2,235,914,115)		2,383,462,984
Other Assets & Liabilities, Net		(46,944,847)
Net Assets		$2,336,518,137
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended January 31, 2020 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Multi-Sector Municipal Income ETF
	717,818	—	—	717,818	—	279,949	218,410	15,784,818

(b)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(c)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of January 31, 2020.
(d)	Income from this security may be subject to alternative minimum tax.
(e)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At January 31, 2020, the total value of these securities amounted to $58,408,657, which represents 2.50% of total net assets.
(f)	Zero coupon bond.
(g)	Represents a security purchased on a when-issued basis.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of January 31, 2020.
(i)	The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts, which are in the form of inverse floating rate securities. The trusts funds the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The municipal bonds transferred to the trusts remain in the Fund’s Portfolio of Investments.
(j)	The rate shown is the seven-day current annualized yield at January 31, 2020.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
BAM	Build America Mutual Assurance Co.
BAN	Bond Anticipation Note
FGIC	Financial Guaranty Insurance Corporation
FHA	Federal Housing Authority
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	29

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Exchange-Traded Fixed Income Funds	62,974,516	—	—	62,974,516
Floating Rate Notes	—	40,385,000	—	40,385,000
Municipal Bonds	—	2,230,748,122	—	2,230,748,122
Municipal Bonds Held in Trust	—	14,069,598	—	14,069,598
Municipal Short Term	—	15,003,224	—	15,003,224
Money Market Funds	20,282,524	—	—	20,282,524
Total Investments in Securities	83,257,040	2,300,205,944	—	2,383,462,984
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Statement of Assets and Liabilities
January 31, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,220,975,336)	$2,367,678,166
Affiliated issuers (cost $14,938,779)	15,784,818
Receivable for:
Investments sold	525,690
Capital shares sold	9,958,753
Interest	20,550,714
Expense reimbursement due from Investment Manager	99
Prepaid expenses	4,426
Other assets	8,418
Total assets	2,414,511,084
Liabilities
Due to custodian	1,684
Short-term floating rate notes outstanding	9,300,000
Payable for:
Investments purchased	19,303,890
Investments purchased on a delayed delivery basis	41,087,376
Capital shares purchased	2,799,210
Distributions to shareholders	5,215,638
Management services fees	28,909
Distribution and/or service fees	8,278
Transfer agent fees	127,806
Compensation of board members	80,774
Compensation of chief compliance officer	211
Other expenses	39,171
Total liabilities	77,992,947
Net assets applicable to outstanding capital stock	$2,336,518,137
Represented by
Paid in capital	2,201,241,423
Total distributable earnings (loss)	135,276,714
Total - representing net assets applicable to outstanding capital stock	$2,336,518,137
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	31

Statement of Assets and Liabilities  (continued)
January 31, 2020 (Unaudited)
Class A
Net assets	$854,818,458
Shares outstanding	203,114,313
Net asset value per share	$4.21
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$4.34
Advisor Class
Net assets	$50,704,075
Shares outstanding	12,065,671
Net asset value per share	$4.20
Class C
Net assets	$90,259,860
Shares outstanding	21,432,882
Net asset value per share	$4.21
Institutional Class
Net assets	$1,207,400,109
Shares outstanding	287,444,545
Net asset value per share	$4.20
Institutional 2 Class
Net assets	$55,936,115
Shares outstanding	13,318,835
Net asset value per share	$4.20
Institutional 3 Class
Net assets	$77,399,520
Shares outstanding	18,402,131
Net asset value per share	$4.21
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended January 31, 2020 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$351,195
Dividends — affiliated issuers	218,410
Interest	36,731,091
Total income	37,300,696
Expenses:
Management services fees	4,906,429
Distribution and/or service fees
Class A	1,033,999
Class C	409,175
Transfer agent fees
Class A	272,129
Advisor Class	16,013
Class C	26,937
Institutional Class	352,459
Institutional 2 Class	13,515
Institutional 3 Class	2,876
Compensation of board members	24,732
Custodian fees	6,503
Printing and postage fees	33,028
Registration fees	108,243
Audit fees	14,413
Legal fees	12,837
Interest on inverse floater program	56,335
Compensation of chief compliance officer	211
Other	16,509
Total expenses	7,306,343
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(18,021)
Expense reduction	(40)
Total net expenses	7,288,282
Net investment income	30,012,414
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,701,085
Futures contracts	(1,632,017)
Net realized gain	3,069,068
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	48,963,905
Investments — affiliated issuers	279,949
Net change in unrealized appreciation (depreciation)	49,243,854
Net realized and unrealized gain	52,312,922
Net increase in net assets resulting from operations	$82,325,336
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	33

Statement of Changes in Net Assets
	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
Operations
Net investment income	$30,012,414	$52,212,527
Net realized gain (loss)	3,069,068	(3,690,791)
Net change in unrealized appreciation (depreciation)	49,243,854	65,530,811
Net increase in net assets resulting from operations	82,325,336	114,052,547
Distributions to shareholders
Net investment income and net realized gains
Class A	(13,733,461)	(26,146,715)
Advisor Class	(861,374)	(1,403,077)
Class C	(1,062,432)	(1,778,816)
Institutional Class	(19,247,064)	(25,975,604)
Institutional 2 Class	(829,339)	(798,595)
Institutional 3 Class	(1,183,480)	(1,607,691)
Class T	—	(131)
Total distributions to shareholders	(36,917,150)	(57,710,629)
Increase in net assets from capital stock activity	356,905,496	464,494,094
Total increase in net assets	402,313,682	520,836,012
Net assets at beginning of period	1,934,204,455	1,413,368,443
Net assets at end of period	$2,336,518,137	$1,934,204,455
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	January 31, 2020 (Unaudited)		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	19,536,103	81,171,799	45,038,653	179,777,975
Distributions reinvested	3,202,624	13,314,574	6,359,091	25,322,305
Redemptions	(11,953,778)	(49,660,667)	(39,052,676)	(154,597,198)
Net increase	10,784,949	44,825,706	12,345,068	50,503,082
Advisor Class
Subscriptions	4,096,298	17,001,416	6,955,770	27,701,671
Distributions reinvested	206,440	857,461	351,357	1,399,184
Redemptions	(3,557,798)	(14,730,112)	(3,992,615)	(15,828,581)
Net increase	744,940	3,128,765	3,314,512	13,272,274
Class C
Subscriptions	5,096,775	21,194,279	6,904,077	27,673,395
Distributions reinvested	230,256	958,046	404,915	1,612,652
Redemptions	(1,424,590)	(5,925,566)	(4,721,533)	(18,819,673)
Net increase	3,902,441	16,226,759	2,587,459	10,466,374
Institutional Class
Subscriptions	83,207,805	345,404,316	150,229,792	598,202,521
Distributions reinvested	3,746,527	15,553,530	5,347,592	21,297,133
Redemptions	(25,852,708)	(107,207,720)	(68,954,573)	(272,689,299)
Net increase	61,101,624	253,750,126	86,622,811	346,810,355
Institutional 2 Class
Subscriptions	4,719,121	19,585,768	7,602,115	30,456,296
Distributions reinvested	199,756	829,016	199,728	798,196
Redemptions	(1,100,556)	(4,561,001)	(1,503,213)	(5,962,967)
Net increase	3,818,321	15,853,783	6,298,630	25,291,525
Institutional 3 Class
Subscriptions	6,578,398	27,288,528	7,012,665	27,955,551
Distributions reinvested	284,648	1,182,506	402,551	1,605,125
Redemptions	(1,289,509)	(5,350,677)	(2,882,528)	(11,400,288)
Net increase	5,573,537	23,120,357	4,532,688	18,160,388
Class T
Redemptions	—	—	(2,532)	(9,904)
Net decrease	—	—	(2,532)	(9,904)
Total net increase	85,925,812	356,905,496	115,698,636	464,494,094
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	35

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 1/31/2020 (Unaudited)	$4.12	0.06	0.10	0.16	(0.06)	(0.01)	(0.07)
Year Ended 7/31/2019	$3.99	0.13	0.14	0.27	(0.13)	(0.01)	(0.14)
Year Ended 7/31/2018	$4.02	0.14	(0.02)	0.12	(0.14)	(0.01)	(0.15)
Year Ended 7/31/2017	$4.18	0.14	(0.15)	(0.01)	(0.14)	(0.01)	(0.15)
Year Ended 7/31/2016	$4.02	0.16	0.17	0.33	(0.16)	(0.01)	(0.17)
Year Ended 7/31/2015	$4.00	0.17	0.02	0.19	(0.17)	—	(0.17)
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$4.11	0.06	0.10	0.16	(0.06)	(0.01)	(0.07)
Year Ended 7/31/2019	$3.99	0.14	0.13	0.27	(0.14)	(0.01)	(0.15)
Year Ended 7/31/2018	$4.02	0.14	(0.01)	0.13	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2017	$4.18	0.15	(0.15)	0.00(g)	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2016	$4.01	0.17	0.18	0.35	(0.17)	(0.01)	(0.18)
Year Ended 7/31/2015	$3.99	0.18	0.02	0.20	(0.18)	—	(0.18)
Class C
Six Months Ended 1/31/2020 (Unaudited)	$4.12	0.04	0.10	0.14	(0.04)	(0.01)	(0.05)
Year Ended 7/31/2019	$4.00	0.10	0.13	0.23	(0.10)	(0.01)	(0.11)
Year Ended 7/31/2018	$4.03	0.10	(0.01)	0.09	(0.11)	(0.01)	(0.12)
Year Ended 7/31/2017	$4.18	0.11	(0.14)	(0.03)	(0.11)	(0.01)	(0.12)
Year Ended 7/31/2016	$4.02	0.13	0.17	0.30	(0.13)	(0.01)	(0.14)
Year Ended 7/31/2015	$4.00	0.14	0.02	0.16	(0.14)	—	(0.14)
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$4.11	0.06	0.10	0.16	(0.06)	(0.01)	(0.07)
Year Ended 7/31/2019	$3.99	0.14	0.13	0.27	(0.14)	(0.01)	(0.15)
Year Ended 7/31/2018	$4.02	0.14	(0.01)	0.13	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2017	$4.17	0.15	(0.14)	0.01	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2016	$4.01	0.17	0.17	0.34	(0.17)	(0.01)	(0.18)
Year Ended 7/31/2015	$3.99	0.18	0.02	0.20	(0.18)	—	(0.18)
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$4.11	0.06	0.10	0.16	(0.06)	(0.01)	(0.07)
Year Ended 7/31/2019	$3.99	0.14	0.13	0.27	(0.14)	(0.01)	(0.15)
Year Ended 7/31/2018	$4.02	0.14	(0.01)	0.13	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2017	$4.17	0.15	(0.14)	0.01	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2016	$4.02	0.17	0.16	0.33	(0.17)	(0.01)	(0.18)
Year Ended 7/31/2015	$3.99	0.18	0.03	0.21	(0.18)	—	(0.18)
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 1/31/2020 (Unaudited)	$4.21	3.90%	0.80%(c),(d)	0.80%(c),(d),(e)	2.69%(c)	8%	$854,818
Year Ended 7/31/2019	$4.12	7.05%	0.81%	0.81%	3.23%	30%	$792,540
Year Ended 7/31/2018	$3.99	2.98%	0.81%	0.81%(e)	3.37%	19%	$718,879
Year Ended 7/31/2017	$4.02	(0.09%)	0.83%(f)	0.82%(e),(f)	3.57%	27%	$636,647
Year Ended 7/31/2016	$4.18	8.45%	0.84%(f)	0.80%(e),(f)	3.89%	11%	$654,691
Year Ended 7/31/2015	$4.02	4.67%	0.84%(f)	0.81%(f)	4.10%	16%	$571,464
Advisor Class
Six Months Ended 1/31/2020 (Unaudited)	$4.20	4.04%	0.55%(c),(d)	0.55%(c),(d),(e)	2.94%(c)	8%	$50,704
Year Ended 7/31/2019	$4.11	7.06%	0.56%	0.56%	3.47%	30%	$46,584
Year Ended 7/31/2018	$3.99	3.24%	0.57%	0.57%(e)	3.63%	19%	$31,934
Year Ended 7/31/2017	$4.02	0.16%	0.59%(f)	0.57%(e),(f)	3.83%	27%	$12,765
Year Ended 7/31/2016	$4.18	8.99%	0.60%(f)	0.55%(e),(f)	4.07%	11%	$8,841
Year Ended 7/31/2015	$4.01	4.93%	0.60%(f)	0.56%(f)	4.38%	16%	$1,084
Class C
Six Months Ended 1/31/2020 (Unaudited)	$4.21	3.51%	1.55%(c),(d)	1.55%(c),(d),(e)	1.94%(c)	8%	$90,260
Year Ended 7/31/2019	$4.12	5.98%	1.56%	1.56%	2.48%	30%	$72,283
Year Ended 7/31/2018	$4.00	2.22%	1.56%	1.56%(e)	2.61%	19%	$59,720
Year Ended 7/31/2017	$4.03	(0.59%)	1.58%(f)	1.58%(e),(f)	2.82%	27%	$48,398
Year Ended 7/31/2016	$4.18	7.64%	1.59%(f)	1.55%(e),(f)	3.12%	11%	$28,896
Year Ended 7/31/2015	$4.02	3.89%	1.59%(f)	1.56%(f)	3.35%	16%	$16,649
Institutional Class
Six Months Ended 1/31/2020 (Unaudited)	$4.20	4.04%	0.55%(c),(d)	0.55%(c),(d),(e)	2.95%(c)	8%	$1,207,400
Year Ended 7/31/2019	$4.11	7.06%	0.56%	0.56%	3.46%	30%	$930,894
Year Ended 7/31/2018	$3.99	3.24%	0.57%	0.57%(e)	3.62%	19%	$556,945
Year Ended 7/31/2017	$4.02	0.40%	0.59%(f)	0.58%(e),(f)	3.84%	27%	$292,664
Year Ended 7/31/2016	$4.17	8.73%	0.60%(f)	0.55%(e),(f)	4.09%	11%	$119,993
Year Ended 7/31/2015	$4.01	4.93%	0.59%(f)	0.56%(f)	4.36%	16%	$24,184
Institutional 2 Class
Six Months Ended 1/31/2020 (Unaudited)	$4.20	4.04%	0.55%(c),(d)	0.54%(c),(d)	2.96%(c)	8%	$55,936
Year Ended 7/31/2019	$4.11	7.06%	0.55%	0.55%	3.45%	30%	$39,068
Year Ended 7/31/2018	$3.99	3.23%	0.57%	0.57%	3.61%	19%	$12,762
Year Ended 7/31/2017	$4.02	0.41%	0.58%(f)	0.58%(f)	3.82%	27%	$9,597
Year Ended 7/31/2016	$4.17	8.45%	0.57%(f)	0.56%(f)	4.08%	11%	$6,129
Year Ended 7/31/2015	$4.02	5.18%	0.57%(f)	0.56%(f)	4.35%	16%	$548
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	37

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$4.12	0.06	0.11	0.17	(0.07)	(0.01)	(0.08)
Year Ended 7/31/2019	$3.99	0.14	0.15	0.29	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2018	$4.03	0.15	(0.03)	0.12	(0.15)	(0.01)	(0.16)
Year Ended 7/31/2017(h)	$3.95	0.06	0.08	0.14	(0.06)	—	(0.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(g)	Rounds to zero.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 1/31/2020 (Unaudited)	$4.21	4.06%	0.49%(c),(d)	0.49%(c),(d)	3.00%(c)	8%	$77,400
Year Ended 7/31/2019	$4.12	7.38%	0.50%	0.50%	3.52%	30%	$52,836
Year Ended 7/31/2018	$3.99	3.02%	0.52%	0.52%	3.67%	19%	$33,118
Year Ended 7/31/2017(h)	$4.03	3.66%	0.57%(c),(d)	0.55%(c),(d)	3.94%(c)	27%	$65
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	39

Notes to Financial Statements
January 31, 2020 (Unaudited)
Note 1. Organization
Columbia Strategic Municipal Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Certain securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
40	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	41

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended January 31, 2020:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(1,632,017)
42	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended January 31, 2020:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	43,272,096

*	Based on the ending daily outstanding amounts for the six months ended January 31, 2020.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Inverse floater program
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund’s investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption “Short-term floating rate notes outstanding” in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at January 31, 2020 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the six months ended January 31, 2020, the average value of short-term floating rate notes outstanding was $0 and the annualized average interest rate and fees related to these short-term floating rate notes were 0.00% and 0.00%, respectively.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	43

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Corporate actions and dividend income are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended January 31, 2020 was 0.46% of the Fund’s average daily net assets.
To the extent the Fund invests a portion of its assets in affiliated mutual funds, exchange-traded funds and closed-end funds that pay a management services fee or, where applicable, an advisory fee to the Investment Manager, the Investment Manager has voluntarily agreed to waive net management services fees (management services fees, less reimbursements/waivers) or, where applicable, the net investment advisory services fees, (investment advisory services fees, less reimbursements/waivers) charged to such affiliated fund(s). The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.
44	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended January 31, 2020, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.07
Advisor Class	0.07
Class C	0.07
Institutional Class	0.07
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended January 31, 2020, these minimum account balance fees reduced total expenses of the Fund by $40.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	45

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $402,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2019, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended January 31, 2020, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	334,922
Class C	—	1.00(b)	2,853

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2019 through November 30, 2020	Prior to December 1, 2019
Class A	0.80%	0.81%
Advisor Class	0.55	0.56
Class C	1.55	1.56
Institutional Class	0.55	0.56
Institutional 2 Class	0.54	0.56
Institutional 3 Class	0.49	0.51
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
46	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,235,914,000	148,630,000	(1,081,000)	147,549,000
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $578,648,263 and $165,448,653, respectively, for the six months ended January 31, 2020. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended January 31, 2020.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended January 31, 2020.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	47

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The market values of securities or other investments that the Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and disease/virus epidemics. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in the Fund. An investment in the Fund could lose money over short or even long periods.
Shareholder concentration risk
At January 31, 2020, one unaffiliated shareholder of record owned 11.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 49.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). This event does not affect the overall net assets of the class. The Reverse Stock Split is expected to occur in the second half of 2020.
48	Columbia Strategic Municipal Income Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Strategic Municipal Income Fund | Semiannual Report 2020	49

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Columbia Strategic Municipal Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR118_07_K01_(03/20)

SemiAnnual Report
January 31, 2020
Columbia Short-Term Cash Fund
Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the 1933 Act). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the 1933 Act.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Columbia Short-Term Cash Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the SEC at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q for reporting periods ended on or before April 30, 2019. The Fund’s Form N-Q filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611. The Fund’s portfolio holdings are filed with the SEC monthly on Form N-MFP. The Fund’s Form N-MFP filings are available on the SEC’s website at sec.gov and can be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Short-Term Cash Fund  |  Semiannual Report 2020

Fund at a Glance
Portfolio management
John McColley
Portfolio breakdown (%) (at January 31, 2020)
Asset-Backed Commercial Paper	3.0
Asset-Backed Securities — Non-Agency(a)	3.7
Certificates of Deposit	16.8
Commercial Paper	23.0
Repurchase Agreements	0.9
U.S. Government & Agency Obligations	49.0
U.S. Treasury Obligations	3.6
Total	100.0

(a)	Category comprised of short-term asset-backed securities.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Short-Term Cash Fund | Semiannual Report 2020	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2019 — January 31, 2020
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Short-Term Cash Fund	1,000.00	1,000.00	1,009.60	1,025.14	0.00	0.00	0.00
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
4	Columbia Short-Term Cash Fund | Semiannual Report 2020

Portfolio of Investments
January 31, 2020 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Commercial Paper 2.9%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
MetLife Short Term Funding LLC(a)
02/03/2020	1.700%	10,000,000	9,998,600
02/25/2020	1.710%	50,000,000	49,941,350
02/27/2020	1.720%	44,800,000	44,743,194
03/02/2020	1.720%	50,000,000	49,927,100
03/03/2020	1.720%	50,000,000	49,924,700
03/30/2020	1.740%	88,300,000	88,052,230
04/06/2020	1.750%	49,000,000	48,845,748
04/07/2020	1.750%	23,000,000	22,926,469
04/08/2020	1.750%	30,000,000	29,902,620
04/14/2020	1.700%	75,000,000	74,743,050
Total Asset-Backed Commercial Paper (Cost $469,047,075)			469,005,061

Asset-Backed Securities — Non-Agency 3.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARI Fleet Lease Trust(a)
Series 2019-A Class A1
06/15/2020	2.449%	15,949,731	15,962,697
CarMax Auto Owner Trust
01/15/2021	1.776%	64,000,000	64,009,459
Series 2019-3 Class A1
08/17/2020	2.257%	8,429,926	8,432,333
CCG Receivables Trust(a)
11/16/2020	1.974%	22,833,665	22,845,715
CNH Equipment Trust
11/16/2020	1.995%	31,605,413	31,624,149
Series 2019-B Class A1
06/12/2020	2.566%	6,596,042	6,597,410
Dell Equipment Finance Trust(a)
10/22/2020	2.012%	49,126,525	49,163,188
DLL LLC(a)
Series 2019-MA2 Class A1
07/20/2020	2.303%	305,798	305,858
DLL Securitization Trust(a)
10/20/2020	2.062%	59,109,014	59,120,801
Enterprise Fleet Financing(a)
11/20/2020	1.973%	55,321,882	55,366,886
Enterprise Fleet Financing LLC(a)
Series 2019-2 Class A1
08/20/2020	2.267%	26,851,280	26,858,082
Ford Credit Auto Lease Trust
Series 2019-B Class A1
08/15/2020	2.287%	19,579,675	19,584,468
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GM Financial Automobile Leasing Trust
Series 2019-3 Class A1
08/20/2020	2.200%	6,761,281	6,762,518
GM Financial Consumer Automobile Receivables Trust
Series 2020-1 Class A1
01/19/2021	1.766%	26,000,000	26,000,000
Harley-Davidson Motorcycle Trust
02/16/2021	1.726%	28,500,000	28,497,945
HPEFS Equipment Trust(a)
10/20/2020	2.150%	13,989,144	13,995,642
Hyundai Auto Lease Securitization Trust(a)
01/15/2021	1.775%	35,000,000	35,009,751
Series 2019-B Class A1
08/17/2020	2.180%	9,779,108	9,782,364
MMAF Equipment Finance LLC(a)
10/09/2020	2.125%	16,939,422	16,950,026
Nissan Auto Lease Trust
02/16/2021	1.722%	49,000,000	48,995,943
Santander Retail Auto Lease Trust(a)
10/20/2020	1.981%	10,018,515	10,020,780
Volkswagen Auto Lease Trust
10/20/2020	2.128%	31,281,807	31,297,864
Wheels SPV 2 LLC(a)
Series 2019-1A Class A1
06/22/2020	2.367%	7,714,759	7,720,159
Total Asset-Backed Securities — Non-Agency (Cost $594,692,988)			594,904,038

Certificates of Deposit 16.5%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Australia & New Zealand Banking Group Ltd.
02/03/2020	1.570%	400,000,000	400,000,000
Bank of Montreal
02/05/2020	1.640%	100,000,000	100,000,000
02/13/2020	1.640%	93,000,000	93,006,882
03/09/2020	1.720%	100,000,000	100,013,200
BNP Paribas
02/03/2020	1.660%	400,000,000	399,996,878
Canadian Imperial Bank of Commerce
02/03/2020	1.570%	96,800,000	96,800,000
Cooperatieve Rabobank UA
02/03/2020	1.660%	394,900,000	394,896,918
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Semiannual Report 2020	5

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Certificates of Deposit (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Royal Bank of Canada(b)
3-month USD LIBOR + 0.040% 06/10/2020	1.930%	94,000,000	94,039,950
Toronto-Dominion Bank
04/21/2020	1.750%	100,000,000	100,020,500
Toronto-Dominion Bank (The)
02/04/2020	1.640%	95,000,000	95,001,045
02/11/2020	1.640%	83,000,000	83,002,407
02/13/2020	1.640%	30,000,000	30,001,020
02/19/2020	1.640%	25,000,000	25,002,300
02/25/2020	1.640%	50,000,000	50,011,650
04/27/2020	1.750%	30,000,000	29,995,650
05/13/2020	1.770%	50,000,000	49,998,350
Truist Bank
04/01/2020	1.510%	175,000,000	175,085,050
04/17/2020	1.510%	50,000,000	50,022,250
04/20/2020	1.750%	100,000,000	99,986,500
Wells Fargo Bank NA
02/12/2020	1.350%	50,000,000	50,010,676
04/01/2020	1.540%	50,000,000	50,040,651
Wells Fargo Bank NA(b)
1-month USD LIBOR + 0.160% 02/18/2020	1.810%	100,000,000	100,008,576
Total Certificates of Deposit (Cost $2,666,700,000)			2,666,940,453

Commercial Paper 22.5%

Banking 4.0%
Bank of New York (The)
02/03/2020	1.570%	400,000,000	399,948,333
Royal Bank of Canada
03/10/2020	1.710%	50,000,000	49,908,700
03/11/2020	1.710%	50,000,000	49,906,350
03/13/2020	1.710%	50,000,000	49,901,600
03/16/2020	1.710%	100,000,000	99,789,100
Total			649,454,083
Integrated Energy 4.7%
Chevron Corp.(a)
02/19/2020	1.600%	90,850,000	90,774,594
03/11/2020	1.610%	100,000,000	99,824,200
03/18/2020	1.610%	100,000,000	99,793,100
Exxon Mobil Corp.
02/03/2020	1.620%	38,000,000	37,994,946
02/07/2020	1.620%	75,000,000	74,976,750
02/11/2020	1.620%	54,649,000	54,622,386
02/24/2020	1.620%	25,000,000	24,973,400
03/02/2020	1.620%	44,125,000	44,064,284
03/12/2020	1.620%	50,000,000	49,908,900
03/24/2020	1.630%	20,000,000	19,952,820
03/25/2020	1.630%	25,000,000	24,939,900
Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
03/26/2020	1.630%	100,000,000	99,755,100
Series 203-a-3
03/17/2020	1.630%	50,000,000	49,897,700
Total			771,478,080
Life Insurance 2.8%
New York Life Capital Corp.(a)
02/03/2020	1.680%	28,723,000	28,719,036
02/11/2020	1.690%	29,453,000	29,438,038
02/20/2020	1.690%	20,327,000	20,308,218
02/24/2020	1.690%	23,629,000	23,602,795
03/17/2020	1.650%	43,134,000	43,044,368
04/06/2020	1.680%	66,335,000	66,134,005
04/09/2020	1.700%	80,196,000	79,938,811
Pricoa Short Term Funding LLC(a)
02/05/2020	1.690%	25,000,000	24,994,200
03/09/2020	1.710%	30,000,000	29,946,540
04/08/2020	1.730%	10,000,000	9,967,810
Prudential Funding LLC
02/03/2020	1.560%	93,000,000	92,988,096
Total			449,081,917
Pharmaceuticals 8.5%
Merck & Co., Inc.(a)
02/27/2020	1.620%	50,000,000	49,940,150
03/05/2020	1.620%	30,000,000	29,954,760
03/10/2020	1.620%	50,000,000	49,913,500
03/12/2020	1.620%	30,000,000	29,945,430
03/16/2020	1.620%	79,100,000	78,942,037
03/24/2020	1.620%	50,000,000	49,882,500
Novartis Finance Corp.(a)
02/19/2020	1.620%	75,000,000	74,936,775
02/20/2020	1.620%	130,000,000	129,884,690
02/26/2020	1.620%	94,000,000	93,891,618
03/02/2020	1.640%	89,400,000	89,275,555
03/06/2020	1.650%	33,000,000	32,947,827
03/09/2020	1.670%	20,600,000	20,564,316
Roche Holdings, Inc.(a)
02/03/2020	1.620%	170,000,000	169,977,390
02/11/2020	1.620%	15,000,000	14,992,680
Sanofi Aventis(a)
03/31/2020	1.760%	143,000,000	142,588,303
Sanofi SA(a)
03/20/2020	1.740%	220,600,000	220,087,326
03/23/2020	1.710%	30,000,000	29,926,918
03/27/2020	1.750%	75,000,000	74,799,675
Total			1,382,451,450
Property & Casualty 0.1%
Travelers Co., Inc.(a)
02/03/2020	1.620%	14,000,000	13,998,138

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Short-Term Cash Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Technology 2.4%
Apple, Inc.(a)
02/24/2020	1.640%	120,000,000	119,871,120
03/09/2020	1.640%	73,000,000	72,875,535
03/10/2020	1.650%	61,000,000	60,892,518
03/17/2020	1.620%	41,558,000	41,473,222
03/31/2020	1.650%	41,000,000	40,889,054
04/06/2020	1.650%	50,000,000	49,850,950
Total			385,852,399
Total Commercial Paper (Cost $3,652,484,114)			3,652,316,067

Repurchase Agreements 0.9%

Tri-party Royal Bank of Canada
dated 01/31/2020, matures 02/03/2020,
repurchase price $50,006,458 (collateralized by U.S. Treasury Securities, Total Market Value $51,000,067)
	1.650%	50,000,000	49,999,583
Tri-party TD Securities (USA) LLC
dated 01/31/2020, matures 02/03/2020,
repurchase price $100,013,083 (collateralized by U.S. Treasury Securities, Total Market Value $102,000,061)
	1.650%	100,000,000	99,999,334
Total Repurchase Agreements (Cost $150,000,000)			149,998,917

U.S. Government & Agency Obligations 48.0%

Federal Farm Credit Banks(b)
SOFR + 0.080% 06/10/2021	1.660%	8,000,000	7,994,596
Federal Home Loan Banks(b)
SOFR + 0.010% 02/21/2020	1.590%	100,000,000	100,003,510
SOFR + 0.003% 03/06/2020	1.610%	95,000,000	95,008,580
SOFR + 0.030% 03/27/2020	1.610%	37,000,000	37,004,401
SOFR + 0.025% 04/22/2020	1.600%	30,000,000	30,003,960
SOFR + 0.020% 05/14/2020	1.600%	38,500,000	38,502,023
SOFR + 0.020% 05/22/2020	1.600%	51,300,000	51,290,732
SOFR + 0.035% 06/19/2020	1.610%	90,000,000	90,024,719
SOFR + 0.030% 07/17/2020	1.610%	40,000,000	40,001,198
SOFR + 0.030% 08/21/2020	1.610%	51,000,000	51,002,694
SOFR + 0.050% 01/22/2021	1.630%	63,000,000	62,979,211
U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
SOFR + 0.050% 01/28/2021	1.630%	48,000,000	47,979,907
SOFR + 0.075% 06/11/2021	1.650%	36,000,000	36,006,382
SOFR + 0.075% 07/08/2021	1.650%	86,000,000	86,015,944
Federal Home Loan Banks
06/16/2020	1.860%	136,000,000	136,057,729
Federal Home Loan Banks Discount Notes
02/03/2020	1.540%	250,000,000	249,968,413
02/04/2020	1.570%	200,000,000	199,965,836
02/05/2020	1.580%	39,000,000	38,991,571
02/06/2020	1.560%	125,000,000	124,967,974
02/07/2020	1.580%	50,000,000	49,984,807
02/10/2020	1.560%	150,000,000	149,935,971
02/11/2020	1.560%	100,000,000	99,953,152
02/12/2020	1.560%	150,000,000	149,923,197
02/14/2020	1.540%	300,000,000	299,823,273
02/18/2020	1.560%	200,000,000	199,846,352
02/19/2020	1.560%	75,000,000	74,939,183
02/20/2020	1.560%	75,000,000	74,935,985
02/21/2020	1.560%	89,000,000	88,920,098
02/24/2020	1.560%	100,000,000	99,897,594
02/25/2020	1.560%	200,000,000	199,786,664
02/26/2020	1.580%	100,000,000	99,887,667
02/27/2020	1.560%	93,600,000	93,492,180
02/28/2020	1.590%	300,000,000	299,635,431
03/02/2020	1.580%	148,300,000	148,100,756
03/03/2020	1.560%	225,000,000	224,693,654
03/04/2020	1.600%	282,300,000	281,891,789
03/05/2020	1.450%	300,100,000	299,696,867
03/06/2020	1.570%	165,000,000	164,752,414
03/09/2020	1.560%	75,000,000	74,878,661
03/10/2020	1.560%	132,000,000	131,780,800
03/11/2020	1.580%	150,000,000	149,740,689
03/12/2020	1.560%	200,000,000	199,650,770
03/13/2020	1.580%	125,000,000	124,773,758
03/17/2020	1.560%	175,000,000	174,656,977
03/18/2020	1.560%	188,000,000	187,623,445
03/19/2020	1.560%	105,000,000	104,785,192
03/20/2020	1.570%	200,000,000	199,579,766
03/23/2020	1.560%	100,000,000	99,778,279
03/24/2020	1.560%	196,000,000	195,557,022
03/25/2020	1.560%	382,000,000	381,120,265
03/31/2020	1.560%	100,000,000	99,743,952
04/01/2020	1.550%	136,200,000	135,848,446
04/02/2020	1.560%	225,000,000	224,404,562
04/03/2020	1.570%	100,000,000	99,729,316
04/07/2020	1.560%	125,000,000	124,642,335
04/08/2020	1.570%	78,947,000	78,716,387
04/13/2020	1.610%	216,889,000	216,191,867

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Semiannual Report 2020	7

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Federal National Mortgage Association Discount Notes
03/13/2020	1.550%	150,000,000	149,732,762
Total U.S. Government & Agency Obligations (Cost $7,776,977,515)			7,776,801,665

U.S. Treasury Obligations 3.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(b)
3-month U.S. Treasury index + 0.043% 07/31/2020	1.579%	100,000,000	99,990,529
3-month U.S. Treasury index + 0.045% 10/31/2020	1.581%	50,000,000	49,988,674
3-month U.S. Treasury index + 0.115% 01/31/2021	1.651%	200,000,000	200,060,420
3-month U.S. Treasury index + 0.139% 04/30/2021	1.675%	66,795,000	66,820,931
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
3-month U.S. Treasury index + 0.220% 07/31/2021	1.756%	150,000,000	150,208,794
Total U.S. Treasury Obligations (Cost $566,676,830)			567,069,348

Total Investments in Securities (Cost: $15,876,578,522)	15,877,035,549
Other Assets & Liabilities, Net	320,278,344
Net Assets	16,197,313,893

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At January 31, 2020, the total value of these securities amounted to $3,220,894,712, which represents 19.89% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of January 31, 2020.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Short-Term Cash Fund | Semiannual Report 2020

Portfolio of Investments  (continued)
January 31, 2020 (Unaudited)
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2020:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Commercial Paper	—	469,005,061	—	469,005,061
Asset-Backed Securities — Non-Agency	—	594,904,038	—	594,904,038
Certificates of Deposit	—	2,666,940,453	—	2,666,940,453
Commercial Paper	—	3,652,316,067	—	3,652,316,067
Repurchase Agreements	—	149,998,917	—	149,998,917
U.S. Government & Agency Obligations	—	7,776,801,665	—	7,776,801,665
U.S. Treasury Obligations	567,069,348	—	—	567,069,348
Total Investments in Securities	567,069,348	15,309,966,201	—	15,877,035,549
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Semiannual Report 2020	9

Statement of Assets and Liabilities
January 31, 2020 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $15,726,578,522)	$15,727,036,632
Repurchase agreements (cost $150,000,000)	149,998,917
Cash	335,116,297
Receivable for:
Interest	6,752,787
Prepaid expenses	24,211
Total assets	16,218,928,844
Liabilities
Payable for:
Distributions to shareholders	21,147,262
Compensation of board members	352,565
Compensation of chief compliance officer	1,564
Other expenses	113,560
Total liabilities	21,614,951
Net assets applicable to outstanding capital stock	$16,197,313,893
Represented by
Paid in capital	16,197,244,648
Total distributable earnings (loss)	69,245
Total - representing net assets applicable to outstanding capital stock	$16,197,313,893
Shares outstanding	16,197,464,139
Net asset value per share	1.0000
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Short-Term Cash Fund | Semiannual Report 2020

Statement of Operations
Six Months Ended January 31, 2020 (Unaudited)
Net investment income
Income:
Interest	$135,782,236
Total income	135,782,236
Expenses:
Compensation of board members	124,126
Custodian fees	50,532
Shareholder reports and communication	5,050
Audit fees	14,778
Legal fees	65,433
Fidelity and surety fees	29,505
Commitment fees for bank credit facility	43,379
Compensation of chief compliance officer	1,564
Other	6,209
Total expenses	340,576
Net investment income	135,441,660
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	203
Net realized gain	203
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,333,731
Net change in unrealized appreciation (depreciation)	1,333,731
Net realized and unrealized gain	1,333,934
Net increase in net assets resulting from operations	$136,775,594
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Semiannual Report 2020	11

Statement of Changes in Net Assets
	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
Operations
Net investment income	$135,441,660	$323,432,414
Net realized gain	203	6,302
Net change in unrealized appreciation (depreciation)	1,333,731	(412,809)
Net increase in net assets resulting from operations	136,775,594	323,025,907
Distributions to shareholders
Net investment income and net realized gains	(135,487,154)	(323,482,420)
Total distributions to shareholders	(135,487,154)	(323,482,420)
Increase (decrease) in net assets from capital stock activity	2,396,318,583	(239,943,377)
Total increase (decrease) in net assets	2,397,607,023	(240,399,890)
Net assets at beginning of period	13,799,706,870	14,040,106,760
Net assets at end of period	$16,197,313,893	$13,799,706,870

	Six Months Ended		Year Ended
	January 31, 2020 (Unaudited)		July 31, 2019
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	44,144,546,444	44,141,678,044	80,239,114,635	80,231,209,910
Redemptions	(41,748,184,539)	(41,745,359,461)	(80,479,089,294)	(80,471,153,287)
Total net increase (decrease)	2,396,361,905	2,396,318,583	(239,974,659)	(239,943,377)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Short-Term Cash Fund | Semiannual Report 2020

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Total return assumes reinvestment of all dividends and distributions, if any. Total return is not annualized for periods of less than one year.
	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31,
		2019	2018	2017	2016	2015
Per share data
Net asset value, beginning of period	$0.9999	$0.9999	$1.0000	$1.0000	$1.00	$1.00
Income from investment operations:
Net investment income	0.0096	0.0234	0.0152	0.0069	0.00(a)	0.00(a)
Net realized and unrealized gain (loss)	0.0001	0.0001	(0.0002)	(0.0001)	(0.00)(a)	0.00(a)
Total from investment operations	0.0097	0.0235	0.0150	0.0068	0.00(a)	0.00(a)
Less distributions to shareholders from:
Net investment income	(0.0096)	(0.0235)	(0.0151)	(0.0068)	(0.00)(a)	(0.00)(a)
Total distributions to shareholders	(0.0096)	(0.0235)	(0.0151)	(0.0068)	(0.00)(a)	(0.00)(a)
Net asset value, end of period	$1.0000	$0.9999	$0.9999	$1.0000	$1.00	$1.00
Total return	0.96%	2.37%	1.52%	0.68%	0.32%	0.11%
Ratios to average net assets
Total gross expenses	0.00%(a),(b)	0.00%(a)	0.00%(a)	0.01%	0.00%(a)	0.00%(a)
Total net expenses	0.00%(a),(b)	0.00%(a)	0.00%(a)	0.01%	0.00%(a)	0.00%(a)
Net investment income	1.91%(b)	2.34%	1.52%	0.69%	0.32%	0.11%
Supplemental data
Net assets, end of period (in thousands)	$16,197,314	$13,799,707	$14,040,107	$13,366,141	$12,073,055	$11,339,961

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Semiannual Report 2020	13

Notes to Financial Statements
January 31, 2020 (Unaudited)
Note 1. Organization
Columbia Short-Term Cash Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Trust may issue an unlimited number of shares (without par value). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the Securities Act of 1933, as amended.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
The Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing and operates with a floating net asset value. Although the Fund is a money market fund, the net asset value of the Fund will fluctuate with changes in the values of the Fund’s portfolio securities. As a result, the Fund’s net asset value may be above or below $1.0000. Prior to October 1, 2016, the Fund maintained a stable net asset value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or
14	Columbia Short-Term Cash Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of January 31, 2020:
	Royal Bank of Canada ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	49,999,583	99,999,334	149,998,917
Total financial and derivative net assets	49,999,583	99,999,334	149,998,917
Total collateral received (pledged) (a)	49,999,583	99,999,334	149,998,917
Net amount (b)	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Short-Term Cash Fund | Semiannual Report 2020	15

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, subject to the policies set by the Board of Trustees, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Fund does not pay a management fee for the investment advisory or administrative services provided to the Fund, but it may pay taxes, brokerage commissions and nonadvisory expenses.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund does not pay an annual fee to the Transfer Agent.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
16	Columbia Short-Term Cash Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
At January 31, 2020, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
15,876,579,000	1,102,000	(645,000)	457,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at July 31, 2019, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
30,297	—	30,297
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
As noted above, the Fund may only participate in the Interfund Program as a lending fund. The Fund did not lend money under the Interfund Program during the six months ended January 31, 2020.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is disclosed as Commitment fees for bank credit facility in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended January 31, 2020.
Columbia Short-Term Cash Fund | Semiannual Report 2020	17

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Market risk
The market values of securities or other investments that the Fund holds may fall, sometimes rapidly or unpredictably, or fail to rise for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and disease/virus epidemics. From time to time, certain market segments (such as equity or fixed income), investment styles (such as growth or value), or other investment categories, may fall out of favor which may impair the value of an investment in the Fund. An investment in the Fund could lose money over short or even long periods.
Money market fund risk
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
If, at any time, the Fund’s weekly liquid assets fall below 30% of its total assets and the Board of Trustees determines it is in the best interests of the Fund, the Fund may, as early as the same day and at any time during the day, impose a fee of up to 2% of the value of all shares redeemed and/or temporarily suspend redemptions (sometimes referred to as imposing redemption gates) for up to 10 business days. If, at the end of any business day, the Fund’s weekly liquid assets fall below 10% of its total assets, the Fund must impose a fee, as of the beginning of the next business day, of 1% of the value of all shares redeemed, unless the Board of Trustees determines that imposing such a fee is not in the best interests of the Fund or the Board of Trustees determines that a lower or higher fee (not to exceed 2% of the value of all shares redeemed) would be in the best interests of the Fund. These determinations may affect the composition of the investment portfolio, performance and operating expenses of the Fund.
Shareholder concentration risk
At January 31, 2020, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
18	Columbia Short-Term Cash Fund | Semiannual Report 2020

Notes to Financial Statements  (continued)
January 31, 2020 (Unaudited)
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
To provide liquidity to Money Market Mutual Funds (Funds), the Federal Reserve Bank of Boston (Reserve Bank) has initiated a liquidity facility for which the Columbia Short Term Cash Fund is eligible. Under the facility, the Reserve Bank would lend to eligible borrowers, taking as collateral certain types of assets purchased by the borrower from Funds (i) concurrently with the borrowing; or (ii) on or after March 18, 2020, but before the opening of the Facility. The facility will terminate on September 30, 2020 unless extended by the Reserve Bank.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Short-Term Cash Fund | Semiannual Report 2020	19

Columbia Short-Term Cash Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2020 Columbia Management Investment Advisers, LLC.
SAR224_07_K01_(03/20)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust II
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	March 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	March 24, 2020
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	March 24, 2020
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	March 24, 2020